A Message To Shareholders

Dear Shareholder,

This is the first shareholder report of the new millenium. The transition away from Y2K concerns went well during the early months of 2000-- from an economic standpoint as well as organizational. All the advance preparation paid off as computer systems and account recordkeeping services operated smoothly.

The economic boom continued which, in early February, became the longest in U.S. history. The first quarter of the new year saw indications of a significant shift in stock market leadership. After dominating the market through the late 1990s, large-cap growth stocks slowed and began to trail their small-cap peers, partly in response to fading Y2K concerns and an improved global economic outlook. In the continuing effort to slow the pace of the U.S. economy and forestall inflation, the Federal Reserve Board raised interest rates in February and again in March.

We continue to add to our fund offerings with five new funds introduced since the last financial report. Two of the funds are domestic growth-oriented funds managed by firms not affiliated with the Principal Financial Group. Principal Partners MidCap Growth Fund is managed by Turner Investment Partners, and Principal Partners LargeCap Growth Fund is managed by Duncan-Hurst Capital Management. Two international regional funds--Principal European Equity Fund and Principal Pacific Basin Fund--are managed by BT Funds Management (International) Limited, in Sydney, Australia--a company of the Principal Financial Group that was acquired in 1999. We believe that by giving you a variety of money management styles, you can achieve greater management-style diversification in your portfolio. Principal LargeCap Stock Index Fund is an index fund, designed to mirror the holdings and weightings of the Standard & Poor's 500 Index--an index of widely held common stocks traded on the major U.S. exchanges.

In addition to new fund offerings, I'd like to tell you about some changes regarding the portfolio managers for two existing funds. Principal Growth Fund is now managed by Mary Sunderland. Mary joined Invista Capital Management, LLC--a company of the Principal Financial Group--to manage the Fund after a successful 10-year career with a Wall Street investment management company. Mary and her team of three analysts manage the Fund from their offices in New York. Principal MidCap Fund is now managed by Bill Nolin. Bill has been a portfolio strategist and manager since joining Invista in 1996. He earned his MBA from Yale School of Management. We're happy to welcome Mary and Bill to the Principal Mutual Funds portfolio-management team.

I'm pleased to tell you that we've been working hard to improve our quarterly shareholder statements. We understand your need to be fully informed about your accounts, and want to make that process as simple as possible. The new format features pie charts showing consolidated portfolio allocations by investment class, historical portfolio values for comparative purposes, detailed long-term summary of fund account purchases and redemptions, and current fund account allocations.

Finally, Principal Mutual Funds recently unveiled an innovative retirement income program. Principal Path for Income is designed to help you achieve both your income needs and long-term accumulation goals as you enter retirement. It provides asset allocation services for investors seeking income distributions from their retirement assets while remaining invested in stock and bond markets.

As you can see, many changes continue at Principal Mutual Funds. We're committed to providing the competitive products and services your registered representative needs to help you work toward your financial goals effectively. Thank you for your confidence and the opportunity to serve you.

Sincerely,

/s/ Ralph C. Eucher

Ralph C. Eucher
President
Principal Mutual Funds


                                Table of Contents
                                                                            Page
Portfolio Managers' Comments.............................................     4

Growth Funds (Domestic) Financial Statements and Highlights
   Statements of Assets and Liabilities..................................    16
   Statements of Operations..............................................    20
   Statements of Changes in Net Assets...................................    24
   Notes to Financial Statements.........................................    28
   Schedules of Investments
     Balanced Fund.......................................................    38
     Blue Chip Fund......................................................    42
     Capital Value Fund..................................................    43
     Growth Fund.........................................................    44
     LargeCap Stock Index Fund...........................................    45
     MidCap Fund.........................................................    53
     Partners Aggressive Growth Fund.....................................    54
     Partners LargeCap Growth Fund.......................................    56
     Partners MidCap Growth Fund.........................................    57
     Real Estate Fund....................................................    59
     SmallCap Fund.......................................................    60
     Utilities Fund......................................................    62
   Financial Highlights..................................................    64

Growth Funds (International) Financial Statements and Highlights
   Statements of Assets and Liabilities..................................    92
   Statements of Operations..............................................    93
   Statements of Changes in Net Assets...................................    94
   Notes to Financial Statements.........................................    96
   Schedules of Investments
     International Emerging Markets Fund.................................   102
     International Fund..................................................   104
     International SmallCap Fund.........................................   106
   Financial Highlights..................................................   110

Income Funds Financial Statements and Highlights
   Statements of Assets and Liabilities..................................   118
   Statements of Operations..............................................   120
   Statements of Changes in Net Assets...................................   122
   Notes to Financial Statements.........................................   124
   Schedules of Investments
     Bond Fund...........................................................   132
     Government Securities Income Fund...................................   135
     High Yield Fund.....................................................   135
     Limited Term Bond Fund..............................................   137
     Tax-Exempt Bond Fund................................................   138
   Financial Highlights..................................................   142

Money Market Fund Financial Statements and Highlights
   Statement of Assets and Liabilities...................................   154
   Statement of Operations...............................................   155
   Statements of Changes in Net Assets...................................   156
   Notes to Financial Statements.........................................   158
   Schedule of Investments
     Cash Management Fund................................................   162
   Financial Highlights..................................................   166

Results from Shareholder Meeting.........................................   170

Principal Mutual Funds...................................................   176

                             Principal Mutual Funds Performance
                              Average Annual Total Returns
                                  As of March 31, 2000
                                     1 Year               5 Years             10 Years
                                 with     without     with     without    with      without
                                 sales     sales      sales     sales     sales      sales
        A Shares of:            charge    charge     charge    charge    charge     charge

Balanced                        (2.40)%    2.50%    10.64%     11.72%    10.15%     10.69%
Blue Chip                       (0.50)     4.46     17.02      18.17     13.13(a)   13.74(a)
Bond                            (6.26)    (1.62)     5.56       6.60      7.26       7.78
Capital Value                  (13.06)    (8.73)    13.60      14.71     11.89      12.44
Government Securities Income    (3.36)     1.43      5.95       6.98      7.22       7.74
Growth                          12.54     18.16     19.80      20.97     17.79      18.37
High Yield                      (8.28)    (3.72)     4.43       5.45      6.42       6.94
International                   21.31     27.42     16.47      17.60     11.97      12.51
International Emerging Markets  62.26     70.47      9.10(b)   11.17(b)
International SmallCap          91.40    100.94     38.11(b)   40.71(b)
LargeCap Stock Index             7.03(c)   8.62(c)
Limited Term Bond               (0.07)     1.46      4.44(d)    4.83(d)
MidCap                          24.32     30.52     16.63      17.77     16.13      16.70
Partners Aggressive Growth      16.86(e)  22.70(e)
Partners LargeCap Growth       (10.34)(c) (5.87)(c)
Partners MidCap Growth         (13.45)(c) (9.13)(c)
Real Estate                     (0.60)     4.33     (9.31)(f)  (7.31)(f)
SmallCap                        64.74     72.88     19.57(f)   22.19(f)
Tax-Exempt Bond                 (6.81)    (2.19)     4.52       5.53      6.08       6.60
Utilities                       10.75     16.26     16.94      18.08     11.84(g)   12.60(g)

                                     1 Year               5 Years             10 Years
                                 with     without     with     without    with      without
        B Shares of:             CDSC*     CDSC*      CDSC*     CDSC*     CDSC*     CDSC*

Balanced                        (2.09)%    1.73%    10.58%     10.85%    11.60%(h) 11.72%(h)
Blue Chip                       (0.33)     3.67     17.05      17.27     18.25(h)  18.34(h)
Bond                            (6.07)    (2.38)     5.51       5.83      6.37(h)   6.51(h)
Capital Value                  (12.76)    (9.49)    13.50      13.74     14.97(h)  15.08(h)
Government Securities Income    (3.10)     0.72      5.92       6.24      6.95(h)   7.09(h)
Growth                          13.27     17.27     20.05      20.24     21.82(h)  21.90(h)
High Yield                      (7.97)    (4.46)     4.23       4.52      5.05(h)   5.18(h)
International                   22.69     26.69     16.57      16.79     15.15(h)  15.26(h)
International Emerging Markets  65.31     69.31      9.58(b)   10.57(b)
International SmallCap          95.89     99.89     39.38(b)   40.06(b)
LargeCap Stock Index             7.27(c)   8.52(c)
Limited Term Bond               (0.07)     1.13      4.31(d)    4.42(d)
MidCap                          25.87     29.87     16.92      17.13     18.99(h)  19.08(h)
Partners Aggressive Growth      18.40(e)  22.40(e)
Partners LargeCap Growth        (9.64)(c) (5.87)(c)
Partners MidCap Growth         (12.76)(c) (9.13)(c)
Real Estate                     (0.47)     3.53     (9.01)(f)  (7.86)(f)
SmallCap                        67.95     71.95     20.36(f)   21.41(f)
Tax-Exempt Bond                 (6.36)    (2.67)     4.52       4.85      6.39(h)   6.53(h)
Utilities                       11.45     15.45     17.04      17.26     17.23(h)  17.32(h)

* Contingent Deferred Sales Charge

                                   Cumulative Returns
                                  As of March 31, 2000
                                       1 Year
                                   with        without
                                   sales        sales
        C Shares of:              charge       charge

Balanced                          (5.03)%(i)  (4.12)%(i)
Blue Chip                         (4.06)(i)   (3.10)(i)
Bond                              (1.25)(i)   (0.30)(i)
Capital Value                    (15.98)(i)  (15.21)(i)
Government Securities Income       1.17(i)     2.15(i)
Growth                             9.47(i)    10.47(i)
High Yield                        (5.48)(i)   (4.58)(i)
International                     19.87(i)    20.87(i)
International Emerging Markets    33.90(i)    34.90(i)
International SmallCap            80.05(i)    81.05(i)
LargeCap Stock Index               7.52(c)     8.52(c)
Limited Term Bond                  1.28(i)     1.77(i)
MidCap                            17.81(i)    18.81(i)
Partners Aggressive Growth        21.40(e)    22.40(e)
Partners LargeCap Growth          (6.81)(c)   (5.87)(c)
Partners MidCap Growth           (10.03)(c)   (9.13)(c)
Real Estate                       (7.46)(i)   (6.54)(i)
SmallCap                          38.05(i)    39.05(i)
Tax-Exempt Bond                   (2.67)(i)   (1.72)(i)
Utilities                          1.38(i)     2.33(i)

                                Average Annual Total Returns
                                   As of March 31, 2000
        R Shares of:            1 Year               5 Years

Balanced                         1.85%               9.34%(d)
Blue Chip                        3.94               15.06(d)
Bond                            (2.12)               4.38(d)
Capital Value                   (9.22)              10.91(d)
Government Securities Income     0.99                5.00(d)
Growth                          17.49               18.51(d)
High Yield                      (4.28)               2.68(d)
International                   26.80               15.52(d)
International Emerging Markets  70.71               11.11(b)
International SmallCap         101.01               40.82(b)
LargeCap Stock Index             8.52(c)
Limited Term Bond                0.84                4.22(d)
MidCap                          29.77               13.84(d)
Partners Aggressive Growth      22.50(e)
Partners LargeCap Growth        (5.87)(c)
Partners MidCap Growth          (9.13)(c)
Real Estate                      3.84               (7.43)(f)
SmallCap                        72.20               21.97(f)
Utilities                       15.53               14.80(d)


(a)      Partial period, from effective date 3/1/91
(b)      Partial period, from effective date 8/29/97
(c)      Partial period, from effective date 3/1/00
(d)      Partial period, from effective date 2/29/96
(e)      Partial period, from effective date 11/1/99
(f)      Partial period, from effective date 12/31/97
(g)      Partial period, from effective date 12/16/92
(h)      Partial period, from effective date 12/9/94
(i)      Partial period, from effective date 6/30/99


Total return represents the overall performance of an investment for a specific period of time, assuming the reinvestment of dividends and capital gains and after applicable expenses. Average annual total returns for A shares are with and without maximum 4.75% (1.50% for the Limited Term Bond and LargeCap Stock Index Funds) sales charge. Average annual total returns for B shares are with and without maximum 4.0% (1.25% for the Limited Term Bond and LargeCap Stock Index Funds) contingent deferred sales charge. The returns for Class C shares are cumulative returns since June 30, 1999. They are shown with and without maximum 1.00% (0.50% for the Limited Term Bond and LargeCap Stock Index Funds) contingent deferred sales charge. The returns reflect past performance. Past performance does not predict future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTS

Principal Management Corporation, the manager of the Principal funds, is staffed with investment professionals who manage several of the funds. In addition, the Manager has selected a Sub-Advisor for certain funds based on the Sub-Advisor's experience with the investment strategy for which it was selected. In the following paragraphs, comments by the individuals who are responsible for the day-to-day portfolio management summarize in capsule form the general strategy and recent results of each fund over the past six months. We believe any Principal fund should, under normal circumstances, represent only a portion of an investor's total investments. For most investors a portfolio should be balanced among stocks, bonds, and cash reserves to fit their own needs and risk tolerance. Those who maintain this balanced approach should be aware of the short-term results, but focus on the long term. Past performance is no guarantee of future results. Fund values will fluctuate so that the shares, upon redemption, may be worth more or less than their original cost.

Growth-Oriented Funds

DOMESTIC GROWTH FUNDS

Principal Balanced Fund

Marty Schafer Mary  Sunderland Judi Vogel
With fundamental factors such as strong economic growth, increasing corporate profits growth, and high levels of consumer confidence in place, common stocks produced extraordinary returns for five of the past six months. More specifically, the new economy sectors, which include technology, media, and telecommunications (TMT), were the drivers of strong equity market performance both in the U.S. and overseas. Old economy value stocks lagged new economy growth stocks by a considerable margin. Bonds suffered by comparison as all the strong economic readings caused inflation fears to mount, prompting the Federal Reserve to raise interest rates three times during the period. The Fed Funds rate* stood at 6.0% on April 30. There is a high probability that the Fed will move the target rate up another .50% to 6.5% at their policy-making meeting in mid-May.

About mid-March a rotation out of technology and into more value-oriented, defensive sectors occurred, causing a shift in return patterns. Although the majority of companies continued to report earnings in line with or exceeding expectations, interest rate concerns took on more importance, causing investors to question some of the valuations of previous high flying sectors and companies. A by-product of this rotation has been extraordinarily high intra-day volatility in the markets.

The Principal Balanced Fund has exposure to high quality growth companies, value stocks selling at attractive valuations, international markets (through American and Global Depository Receipts), and fixed-income securities. In the first half of the fiscal year, performance of the Fund was negatively impacted by not having maximum exposure to TMT themes in the equity market. At the same time, value stock holdings caused returns to lag. Results have improved since the rotation in March and April. Looking ahead, the strategy of maintaining balanced exposure to growth, value, and international equities, as well as bonds with an emphasis on incremental yield, will ensure that the Fund participates in a variety of market environments. This is important given the high level of volatility currently present in the markets.

The Fund's domestic equity portfolio accounts for 60% of total assets, reflective of generally positive fundamentals for stocks in the U.S.
International stocks make up 5% of the Fund with the strategy of capturing strong global growth as foreign economies improve. The fixed-income portfolio accounts for 35% of assets and remains duration neutral vs. the benchmark Lehman Government/Corporate Bond Index. Fund managers prefer higher yielding corporate and mortgage-backed securities vs. Treasuries in this strong economic environment. Despite near term market value fluctuations, higher yielding instruments will out-earn their lower yielding Treasury counterparts over the long term.

* The Fed Funds rate is the rate at which banks lend to each other on an overnight basis.


Principal Blue Chip Fund

Mark  Williams
The objective of the Principal Blue Chip Fund is to invest primarily in high quality companies. It takes advantage of the strong management teams, powerful competitive positions, demonstrated earnings power and the significant growth opportunities these firms have. Large firms typically have less business risk, easier access to financing, and less volatility in earnings than smaller firms, so they deserve a place in the portfolios of many investors.

During the six months ended April 30, the S&P Barra Value Index returned 2.2%. The Fund had a return of 2.1%, underperforming by just over 4%. This was primarily due to poor performance in the technology and consumer staples sectors. Technology stocks soared in the fourth quarter as investors chased growth, and consumer staples and healthcare underperformed as investors shed more defensive holdings. Hewlett Packard was the Fund's main contributor in technology with a return of 75%. The Fund was helped by its performance in basic materials, capital goods, communication services, financial and utility sectors. In financials, Citigroup was the best contributor with a return of 17%.

In general, the Fund seeks to create performance through securities selection rather than sector bets. Fund managers feel this will reduce the risk of the Fund relative to the average core equity fund.


Principal Capital Value Fund

Catherine  Zaharis
The Principal Capital Value Fund has had major weighting changes that have aided the performance of the Fund during the last six months. The first three months of this fiscal year were still difficult for value managers, but the next three months were beneficial to those with a more value-oriented approach.

Financial stocks have been a most difficult sector as these companies have been impacted by concerns over rising interest rates. Fund managers have focused on banks, which have not performed as strongly as brokerage stocks. The Fund's weighting has been decreased during the past six months, as Fund managers feel the Fed will continue tightening interest rates to ward off higher inflation. Rising interest rates have also hurt our investments in consumer cyclicals. The market is concerned that the consumer will disappear given higher interest rates and maybe a slowing job market. However, this has not transpired in the fundamentals of these companies. The Fund remains underweight relative to its benchmark.

The Fund's technology stocks were quite strong during the first half of the year, with several companies rising over 50%. The major factor to this performance was the supply/demand situation with semiconductors. As more items now include semiconductors in their production, the suppliers cannot keep up with demand. Given that, the pricing scenario has improved markedly and these companies are increasing profits and margins. Utilities have also had a positive absolute return, as growth prospects for these companies have grown during the past six months.

Although the Fund still enjoys a strong economy, the Fed is quite concerned about the impact of a rising inflationary environment, and it is committed to keeping rates at a point that will contain this threat. The possibility of a period of rising rates and slowing economic growth could continue to create a market with greater volatility. Fund managers will monitor these events closely to structure a portfolio to take advantage of this scenario.


Principal Growth Fund

Mary  Sunderland
The Principal Growth Fund outperformed the S&P 500 Stock Index for the six months ended April 2000. A new fund management team was hired at the end of 1999. During the transition, the Fund was repositioned in faster growing industries including technology, communications and healthcare. In addition, it is now more focused on the highest quality growth names.

An overweighted position in technology shares powered the Fund for most of the six months. Corporations around the world continue to spend on productivity enhancing technology and communications products. Internet demand continues to grow at a spectacular rate. Fund managers feel they're in the early stages of the Internet buildout, which will sustain growth in the technology sector for many years ahead. Technology shares have corrected over 25% since the end of March. Although growth rates remain strong for the technology companies, concerns of higher inflation recently have dampened valuation in this segment. Fund managers feel interest in unproven Internet companies raced ahead of the fundamentals and is now being corrected. The managers believe the market share leading technology stocks in the Fund will resume solid performance once the economy slows somewhat and inflation fears recede.

Healthcare performance also positively contributed to performance as the Fund overweighted the faster growing device companies and pharmaceuticals and underweighted the stressed healthcare services sector. An aging worldwide population will lead to solid demand for healthcare products and services over the next decade.The financial sector also provided above average returns over the past half year. The Fund's financial stocks significantly outperformed the sector thanks to emphasis on the faster growing participants who are benefiting from growing fee-based financial services. The financials offer solid long-term growth potential as the world population ages and requires additional financial products.


Principal LargeCap Stock Index Fund

Robert Baur  Rhonda VanderBeek
The economic backdrop for investors has been excellent in recent periods. The economy has been remarkably strong with average real growth for three quarters above 6%. Companies continue to report rapidly rising earnings. Increasing wage costs have so far been countered by improved productivity so unit labor costs have been contained. But, from the standpoint of the Federal Reserve, this seems to have been too much good news. The Federal Open Market Committee (FOMC), which sets the short-term rates that banks charge for overnight reserve loans, has been concerned that economic growth is too fast and that inflation is becoming a problem. As a result, FOMC members have raised interest rates and continue to watch for signs of inflation.

In general, rising interest rates are detrimental to stock market performance. Investors have been reading the economic data tea leaves looking for indications of how fast and how far the Fed might push up interest rates. Since successive economic reports may each have different implications, the stock market has been quite volatile over the last few months as it reacted to the news of the day. As the Principal LargeCap Stock Index Fund is designed to mirror the return of the Standard & Poor's 500 Index, Fund performance has been similarly volatile.


Principal MidCap Fund

William Nolin
Over the last six months, the Principal MidCap Fund trailed the S&P 400 MidCap Index slightly. Technology has been the story for the market as a whole. The last six months have been unusual. Technology was up big, but almost everything else was unchanged through mid-March. Beginning in mid-March, technology stocks have cooled off substantially. The divergence between the Fund and the Index was mainly due to the pulling ahead of a couple of technology stocks in the Index that are not in the Fund's portfolio. One of these companies is no longer part of the Index and the other continues to be overvalued in the opinion of Fund managers.

The Fund changed managers in the fourth quarter of 1999. The underlying philosophy of investing as an owner of a business and the process using fundamental analysis has not changed.

The Fund is positioned to take advantage of the growth in technology and communications going forward. Technology will continue to benefit from the substitution of capital for labor, the growth of the Internet, and the acceleration of global economic growth. The cost of labor is going up 3% per year, while the cost of capital equipment is falling 4% per year. This divergence is causing companies to either provide their workers with better tools or replace those workers with machines. This process is being accelerated by the low availability of workers in this country. Communications benefit from many of the same trends as technology. Valuations remain high in these sectors, but Fund managers feel the strong business fundamentals justify the valuations.


Principal Partners Aggressive Growth Fund

William  Auslander  Philip Friedman
The Principal Partners Aggressive Growth Fund seeks to provide long-term capital appreciation by investing primarily in growth-oriented common stocks of large capitalization U.S. corporations and, to a limited extent, foreign corporations. The Fund generated excellent returns over the past six months ended April 30. The portfolio had a total return of 16.9% versus 7.2% for the S&P 500 Stock Index. Major contributors to the strong fourth quarter results were Cisco Systems, Intel, Tyco, Warner Lambert, and Applied Materials. The Fund maintained and benefited from its philosophy of looking for opportunities driven by
bottom-up   fundamental   company   analysis  and  an  emphasis  on  gaining  an
"information edge" in the sectors and companies in which it invests. Major detractors to performance during the first quarter were Bell Atlantic, Johnson & Johnson, Worldcom, Bristol Myers, and Procter & Gamble.

Fund managers remain pleased with the success of their bottom-up stock picking approach. Over 95% of the Fund's outperformance relative to the S&P 500 was driven by stock-picking versus sector allocation. In particular, the Fund's strong results were achieved despite a continued relatively neutral posture toward technology versus the index weight. The stock picking in this sector remains very good, however, as technology in general accounted for about 40% of the Fund's total outperformance for the period. Over 95% of that relative outperformance was attributable to successful stock picking within the group. The absence of a large overweight bet in technology helped the Fund's relative performance versus many other large capitalization growth funds toward quarter end as many stocks in this group experienced downside volatility. The Fund's positions in such "old economy" names such as Tyco, United Technologies and even Pfizer/Warner Lambert helped sustain strong performance during this period.

Fund managers remain upbeat about the prospects for large capitalization growth stocks going forward. Inflation remains in check, interest rates have moderated after an early year surge, and the Fed seems to be prudently applying the brakes to prevent the economy from overheating. This offers a good environment for growth.


Principal Partners LargeCap Growth Fund

David Magee
Market volatility is now at an all-time high, especially so on the NASDAQ where volatility is about two times higher than at any time in that market's history. Behind the highly volatile market environment of early 2000 is uncertainty stemming from the apparent, and quite sudden, resumption of inflation after a period of disinflation.

Inflation categorically lowers equity prices by dropping the quality of earnings and by inducing higher financial risk in the economy and the market in the form of higher interest rates. The damage is greatest for future earnings. Today, this means emerging technology stocks, like those common on the NASDAQ.

We believe inflation will plateau at moderate levels similar to those observed throughout most of the 1990s and the volatility of the stock market will follow suit. Monetary policy and oil prices have each had a major role to play in this bout of inflation. The money supply has now been radically reduced to normal levels and the factors driving oil from $10 a barrel in February 1999 to $30 a barrel today are reversing. Therefore, Fund managers feel the market will begin focusing on corporate earnings and less on interest rates and inflation.

The portfolio weighting in technology stocks has been reduced, from 75% in mid-February 1999 to just under 50% currently, due to lower stock prices and the selling of those positions that violated buy parameters. Not all technology stocks will re-emerge from this volatile period with their growth prospects in tact, but several of the large, dominant, global leaders have suffered relatively minor damage and remain in the portfolio. If lowered stock prices, higher interest rates, and slower economic growth combine to cut down the otherwise exceptionally strong capital expenditures in the second half of this year, more reductions in the technology portfolio could ensue.

The information economy will not disappear, however. Data will continue to be created, stored and transmitted in greater and greater volumes at greater and greater speeds and at lower cost. Wireless Internet applications are emerging to add to the data avalanche. Several generations of tools and equipment will be developed to enable the broad sweep of technology to reach further into the world and deeper into existing industries.

Sudden increases in energy prices have led to rapid earnings acceleration in several energy areas. After two years of under-investment in this sector, capital is now being aggressively deployed to catch up energy supplies with demand. Also, European deregulation of its energy markets and the continuation of U.S. power deregulation are opening new opportunities for energy marketing, transportation and "outsourcing." A portion of the portfolio is now invested in the huge consumer and industrial energy markets, which will become more flexible and efficient, all enabled by a few inventive companies that will profit enormously from this trend.


Principal Partners MidCap Growth Fund

Christopher McHugh
During the last quarter of 1999 and into the beginning of 2000 the markets did very well with technology issues leading the way. Since the market peak of mid-March, the markets have become much more volatile with technology issues taking the brunt of this volatility. Remember that the NASDAQ doubled in five months from October 1 to the peak in mid-March 2000, so a pull back here should not be unexpected. The only fundamental change in the stock market has been valuation. With robust productivity and profits, corporate America has never been in better shape. Fund managers feel earnings will remain strong for the remainder of the year. This should help support the market in spite of the wall of worry investors face as the Fed attempts to slow the white-hot economy. Fund managers feel their investment philosophy works well in this type of market environment. Being sector neutral to the index keeps managers focused on picking the best stocks in each sector. Stock selection will be a key driver to performance when the market finally gains some stability. The ability of Fund managers to select those securities with market leadership should bode well for the Principal Partners MidCap Growth Fund going forward.

For the six months ended April 30, the Fund outperformed the Russell MidCap Growth Index at 45.1% versus 41.1%. The major contributors to return were in the technology, healthcare and consumer discretionary sectors. The Fund's sector neutrality helped it blunt the downslide in technology stocks late in the first quarter of 2000, as the Fund was also invested in lagging sectors, such as financials, energy, and consumer staples. Fund managers are still very positive and continue to feel that technology stocks will lead the way over the next twelve months as this sector has the best upside earnings potential. As always, the Fund remains sector neutral to the Index and strives to stay invested in the best growth companies with the strongest fundamentals within each sector.

Principal Real Estate Fund

Kelly Rush
The Principal Real Estate Fund enjoyed a period of strong positive returns the past six months. The Class A shares provided a 10.1% return at a time when the S&P 500 Stock Index increased only 3.4%. The Fund still lagged the soaring NASDAQ Composite Index that was up 30.1% for the period.

During the last sixty days of this six-month period, real estate stocks enjoyed their strongest gains. From March 1 through April 30, Class A shareholders earned a 9.3% return. This performance easily outdistanced the S&P 500's 5.3% return and NASDAQ's -19.3%.

The bulk of the Fund's management strategies worked successfully in the past six months. The Fund's heavy weighting in the owners of apartments, office and industrial properties has proven correct. These sectors delivered good performance and the Fund held many of the best stocks within each sector. The chief factor restraining fund performance was the price erosion of two shopping center companies. Both companies made unrelated negative announcements that materially damaged the credibility of their management teams.

Rising interest rates have not adversely impacted real estate stock performance. Some industry watchers have questioned whether rising interest rates might attract capital away from high dividend paying real estate stocks and toward fixed-income assets. Instead, investors have been attracted to the reliable earnings of real estate companies and the inflation protection their real assets have historically provided.

Despite the run-up in real estate stock prices from March 1-April 30, the underpinnings behind the rally remain in place. First, the real estate business is robust and is expected to remain so. Second, the valuation of real estate companies remains attractive relative to historical standards as prices are still recovering from weak performance in 1998 and 1999. Finally, investor appetite for higher dividend paying, lower volatility stocks has returned. Fund managers feel that if these conditions continue, real estate stock performance should be favorable.


Principal SmallCap Fund

John McClain  Mark Williams
The Principal SmallCap Fund had a good first half of the fiscal year with a total return of 22.4%. The two primary benchmark indexes, the Russell 2000 Index and S&P 600 returned 17.9% and 17.5% respectively.

The primary sector responsible for the outperformance was the health care sector, which returned 91.5% compared to 42.74% for the S&P 600 holdings. All of the healthcare outperformance was due to superior stock selection as the sector was evenly weighted. Coming into this period the Fund had an above-average weighting in biotechnology, which experienced a buying frenzy in the first quarter of 2000. Fund managers stuck to a price discipline and sold or trimmed holdings. Toward the end of the period the sector began a significant downward correction. Fortunately, by that time the Fund had moved to a significant underweight. Fund managers will look to re-build the weighting if and when the prices of attractive companies return to levels allowing adequate upside return given the above-average risk associated with the sector.

Two sectors, financials and technology, underperformed. Although Fund managers correctly underweighted a poor-performing sector, the stock selection was poor, returning -23.3% compared to +1.0% for the index financials. Much of this was due to the smaller market caps and poorer liquidity of the Fund's holdings during a period where liquidity in general became more of a concern.

A less dramatic version of the same phenomenon occurred with the Fund's technology holdings. Technology in general was strong, returning 37% for the Index. The Fund's holdings were somewhat smaller and less liquid, returning 23.6%.

Overall, the Fund again benefited from an overweight of growth names over value stocks, but by the end of this period the winds had changed and value stocks had begun to noticeably outperform. Looking forward, the earnings outlook for many growth areas such as technology and communications continue to be robust. Similarly, the outlook for many traditional value sectors remains cloudy. For these reasons Fund managers have decided, at least for now, to maintain a growth overweight.


Principal Utilities Fund

Catherine  Zaharis
Utilities stocks have had one of the more volatile periods in recent memory. A few of the stocks in the portfolio have doubled in price, and a couple of the stocks have been cut in half. The bottom-line theme is consistent, even between telecom and utility stocks--that deregulation has had an impact on stock price performance.

The electric side of the equation has now separated companies between those aggressively pursuing growth opportunities, and those keeping the status quo. Those aggressive companies successful in their pursuit have enjoyed expanding P/E multiples and double digit price growth. Those, which have pursued aggressive strategies and have slipped up, particularly in international investments, have been pummeled. The companies continue to plod along with much more stable returns.

The gas industry is taking advantage of a long-term trend. For years, no major new capacity has been added to electric generation in the U.S. As more of the economy is utilizing electric products and the economy continues to grow, usage of electricity has picked up. This has meant that the reserve margin for electricity is the lowest it has been in years. Nearly all new plants use natural gas. Fund managers have markedly increased the Fund's positions in this area to take advantage of these structural changes. They have also added a company which makes products for distributed generation, a growing need as the country gets less able to meet the electric needs of the population. Distributed generation is a small, mini-plant developed right at the site of the user, so users do not have to worry about electricity reaching their facility, as they can manufacture their own. This will be a growing business in the future.

The issues for telecommunications companies are a bit different. All companies are growing, and most have seen strong growth. However, huge investment in infrastructure is needed to create the ability to serve new generations of telecom products and services. As the funds are needed, these stocks move up and down more dramatically. However, the growth profile for most of these product lines is still greater than for electricity and gas usage.


INTERNATIONAL GROWTH FUNDS

Principal International Emerging Markets

Kurt Spieler
Emerging markets outperformed international markets in the first half of the Principal International Emerging Markets Fund's fiscal year. The U.S. dollar based return for the benchmark Morgan Stanley Capital International EMF (Emerging Market Free) Index was 25.8%. Most of the returns were from November to February with emerging markets correcting in April. The Fund's total return was 26.8% in the first half, slightly outperforming the EMF Index.

The strong performance is primarily a result of two factors. First, emerging economies benefited from accelerating global economic growth. Certain emerging countries, Brazil, Chile, South Africa, Russia and Indonesia focus on manufacturing of various commodities. Commodity prices firmed as a result of the economic growth with strong equity performance in related industries. Second, emerging markets benefited from the performance of TMT (telecom, media, and technology). Emerging market indices have a high exposure to telecom and technology stocks. In particular, telecom stocks in Latin America and Eastern Europe and technology stocks in Taiwan, Korea and Israel were strong performers.

In March, TMT and cyclical stocks corrected as a result of interest rate hikes and concerns of a slowdown in global growth. Due to the exposure to these industries, emerging markets were negatively impacted. Looking forward, emerging markets are better positioned to absorb a series of interest rate increases than in 1994. Asian and Latin American economies have less debt now and stock valuations relative to developed markets are much lower than six years ago. Growth momentum in Latin America and Asia is also much better. The primary risk remains a significant slowdown in the U.S. economy.

In terms of fund exposure, the Fund remains overweighted in telecom and information technology stocks and underweighted in materials and utilities.


Principal International Fund

Scott Opsal  Kurt Spieler
Global equity markets were strong in the first half of the Fund's fiscal year. The local currency return for the benchmark Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index was about 16%. However, the strong U.S. Dollar vs. the Euro, Australian Dollar and Japanese Yen reduced the benchmark return by about 9%, resulting in about 7% appreciation for global equity markets when converted back to U.S. Dollars. The Fund had a total return of about 13% in the first half, outperforming the EAFE Index by a wide margin.

Global equity markets were particularly strong from the end of last October to the first week in March. This period was characterized by accelerating economic growth in almost every corner of the world. The dramatic reduction in late 1998 of short-term interest rates by the Fed and the European Central Bank set the stage for the phenomenal growth seen, especially in the U.S. economy. An additional liquidity boost was provided to the global economic system by central banks in late 1999. This was intended to prevent any Y2K related problems (of which there appear to have been almost none).

With all parts of the world growing well, corporations reported very strong earnings growth and were giving very upbeat forecasts for future growth. This was especially the case with the TMT (telecom, media, technology) sectors. TMT stocks were the key drivers of the sharp upward move in global equity markets until early March. The Fund's outperformance in the first half was largely a result of the overweight position in TMT. Advanced communications networks enabled by digital technologies are rapidly changing the way business is conducted and the way we live our lives. This rapid change continues to create attractive investment opportunities. Specifically, Fund managers are positive on wireless communications networks, wireless telecom equipment, broadband enabling telecom equipment and media companies that own "must have" content or valuable subscriber bases.

Early March brought renewed inflation fears and more interest rate hikes. These factors, combined with lofty valuations in TMT stocks, caused equity markets to sell off. The period from the first week in March to the end of April saw rotation of investment capital out of TMT and into the more reasonably valued "old-economy" sectors. However, even after the recent correction, the returns posted by TMT stocks far outpaced those in other areas in the first half.

Fund managers continue to find attractive investment opportunities in TMT and are still overweight in media and information technology. The portfolio is also overweight in oil related equities due to attractive near term fundamentals and reasonable valuations. Elsewhere, it is underweight in utilities because of the poor fundamental outlook and underweight in materials because of an expected slowdown in global growth.

The Japan weight is currently about 50% of the benchmark weight. The holdings in Japan are attractively valued investments in the same themes Fund managers are analyzing globally.

The Fund remains unhedged. Fund managers feel the U.S. economy will slow considerably from its recent growth rate and will result in a weakening of the U.S. Dollar, especially vs. the Euro.


Principal International SmallCap

Dan Sherman  Darren Sleister
The past six months have been a roller coaster for the international small cap market. A rally in the TMT (technology, media and telecom) sector starting in approximately November 1999 had sent valuations to extreme levels by the beginning of March 2000. At that point in time, the Fed tightening, combined with macroeconomic numbers that suggested inflation was picking up, finally cracked over-heated TMT shares. Internet and software companies were the first to get hit, but the selling slowly spread to most technology companies. Currently, the technology sector has seen corrections ranging from 30-70%. The correction has served to slow new companies coming to the market and made seed money to the new economy business models harder to come by.

The majority of the stocks in the Japanese stock market fell during the last six months. Japan also experienced the most concentrated market in the fourth quarter of 1999, with only a "chosen few" tech and Internet stocks rallying. This narrow market phenomenon also made Japan one of the first markets in the world to experience the TMT correction in 2000. Fund managers were able to side-step much of this correction, but anticipate keeping Japan as an underweight position in the portfolio while the country continues to slowly restructure its economy. In Japan, managers are buying companies in recovering segments that have a domestic bias (rather than export bias) to their business. In Asia, except for Japan, most of the portfolio's tech exposure was sold early in 2000 to avoid falling expectations for U.S. consumption. Going forward, Fund manager's hope to pick up companies that will benefit from further Japanese and European outsourcing of manufacturing to Asia.

In Europe over the last six months, the Fund was positioned in companies that had strong franchises in a broad spectrum of emerging technologies. Even though the Fund owned companies with superior business models and prospects of well above-average growth, tech exposure was hurt as the market soured on TMT stocks in general. Overall tech exposure has been lowered, but the Fund remains in niche companies that are well positioned for positive future changes. Fund Managers remain positive on the European economy as the Fund continues to overweight this region, and find niche companies at low valuations relative to their growth prospects.

Important Notes for Growth-Oriented Funds

Duration is the dollar weighted, present value of cash flows, principal and interest, expressed in time.

The values of these indexes will vary according to the aggregate value of the common equity of each of the securities included. The indexes represent asset types which are subject to risk, including possible loss of principal. These are unmanaged indexes into which direct investment is not possible.

Investments in Principal MidCap, Principal SmallCap and Principal International SmallCap Funds involve more abrupt or erratic market movements and greater risk than other larger company stock fund investments.

The International Growth Funds are subject to volatility caused by exchange rates, foreign economies and foreign taxes.

Principal Utilities Fund is subject to market conditions directly related to the utilities industry.

Principal Real Estate Fund's investing involves risks inherent to the real estate industry and REITs, such as general and local economic conditions.

Lehman Brothers Government/Corporate Bond Index: This index consists of publicly issued securities from the Government Index and the Corporate Index. The Government Index includes U.S. Treasuries and Agencies. The Corporate Index includes U.S. Corporate and Yankee debentures and secured notes from the Industrial, Utility, Finance and Yankee categories.

Morgan Stanley EAFE (Europe, Australia and Far East) Index: This average reflects an arithmetic, market value weighted average of performanceof more than 900 securities which are listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Netherlands, New Zealand, Norway, Singapore/Malaysia, spain, Sweden, Switzerland and the United Kingdom.

Morgan Stanley EMF (Emerging Markets Free) Index: This average is capitalization weighted and consists of stocks from 26 countries. These countries include:
Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.

NASDAQ Composite Index: A weighted index of 100 stocks traded on the NASDAQ exchange.

Russell 2000 Index: This index measures the performance of the 2,000 smalles companies in the Russell 3000 Index. These companies have an average market capitalization of $526.4 million.

Russell MidCap Growth Index: This index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Standard & Poor's 500 Barra Value Index: This is a market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

Standard & Poor's 500 Stock Index: An unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Standard & Poor's MidCap 500 Index: This index measures the performance of the mid-size company segment of the U.S. market.

Standard & Poor's Small-Cap 600 Index: This is a market-value index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.


Income-Oriented Funds

Principal Bond Fund

Scott  Bennett
On all but the long end of the Treasury curve constraining total returns, interest rates moved significantly higher during the past six months. Rates have moved higher on the continued strength of the U.S. and World economies and growing signs of inflation. The U.S. economy has not been slowed by the Fed rate hikes, which should keep the Fed active and continuing to pressure rates.

Investors have been increasing quality and liquidity across the fixed-income market as well as pulling money out of fixed-income and into cash or equities. Corporate bonds have performed poorly in this risk averse environment with investors disregarding strong corporate profits and moving out of the asset class. The spread between corporate and Treasury yields has widened to extreme levels for good economic times, with spreads now wider than during the economic crisis of 1998, representing long-term value.

Corporate bonds have also been under pressure from an increasing number of actions unfriendly to bondholders, such as stock buybacks and severe bond price declines on company specific news. These price declines have largely been confined to BBB-corporates (the main credit rating class of the Principal Bond
Fund). This negative surprise risk has hurt all lower rated corporate bonds as investors sell to avoid the risk.

The Principal Bond Fund was not immune from large price declines causing underperformance during the period. Several of these securities were sold during the period as Fund managers viewed them as permanently impaired, but others are expected to recover and thus were not sold at depressed prices. Portfolio activity has been focused on moving up in liquidity and quality. This was accomplished by adding to the Fund's exposure in safer sectors such as telecom and selling out of the service sector, which has been particularly hard hit by negative surprises.


Principal Government Securities Income Fund

Marty  Schafer
The Federal Reserve is raising short-term rates, the U.S. Treasury is buying back long-term treasuries. CPI (a measure of inflation) is rising, core inflation (excluding food and energy) is not moving much. Productivity is improving dramatically and unemployment levels are at 30-year lows. Large inflows into equity funds and large outflows from fixed-income funds have been seen. FNMA and FHLMC securities are under attack for their implicit government-guarantees (they are instrumentalities of the U.S. Government).

With such a mix of fixed-income indicators, Fund managers must stay very close to the benchmark, purchase good value bonds, and be patient. The Fund's performance was very close to the Index, outperforming by .01%. The Fund's pure GNMA style compensated for the portfolio's longer duration, producing excess return. Fund managers did not get caught up in the day-to-day swings in the market, choosing to be patient in very interesting times.

Fund managers feel any pressure to privatize the FNMA and FHLMC agencies will not happen in an election year. If they are privatized in the future, existing securities will be grandfathered. Most importantly, given the high level of FNMA and FHLMC securities held at banks, thrifts and credit unions, if these agencies failed, the U.S. financial system would probably fail. The argument that the agencies are too big to fail should hold.

Fund managers continue to stay close to duration benchmarks and wait patiently for the opportunity to strategically lengthen duration.


Principal High Yield Fund

Mark Denkinger
In spite of the continual strength of the U.S. economy, the high yield market continued to be under pressure for the six months ended April 30. The Principal High Yield Fund underperformed both the Lipper High Current Fund Average and Lehman Brothers High Yield Composite Bond Index. Performance was negatively impacted by the underperformance of several holdings. These issuers experienced financial difficulties around the beginning of the year and the market continued to punish issuers with poor results.

The high yield market typically thrives on a strong economy. Unfortunately, as of late, this has not been the case. The Federal Reserve, concerned about inflation, has increased rates several times and more increases are expected. This rise in rates, combined with weak technical factors in the high yield market, has put pressure on the high yield market's performance. Cash inflows into mutual funds, historically one of the few indicators of high yield demand, continue to run negative. Default rates continue to drift higher. These conditions have led high yield managers to favor the larger, more liquid issues. Market liquidity has decreased while the volatility in prices, primarily driven by the equity markets, has dramatically increased.

The Fund maintains a BB- average quality, primarily composed of BB and B bonds. This is a relatively conservative risk position compared to other funds in the high yield market. Fund managers have maintained an overweighting in BBs until market conditions show signs of improvement. Going forward the Fund will move more aggressively into the B market when market conditions warrant the risk. The Fund is well diversified in numerous industries, with the largest weightings in telecom, media and energy. With high yield spreads setting recent highs, Fund managers continue to feel the high yield market looks attractive over the long term and these short-term fluctuations create a buying opportunity.

Principal Limited Term Bond Fund

Marty  Schafer
The Federal Reserve is raising short-term rates; the U.S. Treasury is buying back long-term treasuries. The Consumer Price Index (a measure of inflation) is rising; core inflation (excluding food and energy) is not moving much. Productivity is improving dramatically and unemployment levels are at 30-year lows. Large inflows into equity funds and large outflows from fixed-income funds are being seen. FNMA and FHLMC securities are under attack for their implicit government guarantees (they are instrumentalities of the U.S. Government). With such a mix of fixed-income indicators, Fund managers must stay very close to the benchmark, purchase good value bonds and be patient.

However, the Fund's performance suffered as Treasuries, a major component of the benchmark, encountered panic buying, triggered by the Treasury buyback program. Fund managers feel there are two reasons this occurred. First, many core fixed-income managers hold very few Treasuries in their portfolios, opting instead to invest in higher yielding securities (spread products). Second, private sector debt has expanded to fund investment and to enhance stock valuations by using debt to fund stock buybacks. Fixed-income managers, seeing the Treasury supply shrink and viewing the deterioration of credit by the increase of debt and leverage, began to sense the dynamic change in potential performance. Momentum took over as managers tried to rebalance their portfolios.

It is important to understand that there was no permanent impact on performance, just a current repricing of assets. Since bonds mature at a price of par, absent a default, this is a timing of performance issue, as spread securities will out earn their lower yielding Treasury counterparts in the future. For the quarter, Fund managers did not get caught up in the day-to-day swings in the market, choosing to be patient in very interesting times. Fund managers feel any pressure to privatize the FNMA and FHLMC agencies will not happen in an election year. If they are privatized in the future, existing securities will be grandfathered. Most importantly, given the high level of FNMA and FHLMC securities held at banks, thrifts and credit unions, if these agencies failed then the U.S. financial system would probably fail. The argument that the agencies are too big to fail should hold.

Fund managers continue to stay close to duration benchmarks and patiently wait for the return to reasonable market pricing.


Principal Tax-Exempt Bond Fund

Dan Garrett
Principal Tax-Exempt Bond Fund continued to provide competitive tax-exempt income for shareholders over the past six months. Consistent results were delivered by the long-term strategy. The disciplined focus of value-priced investments within the industrial and utility revenue bond sectors added to the return.

Revenue bonds tend to provide higher income than the average municipal bond in the broader Lehman Municipal Bond Index or the Fund's Lipper peer group. Municipal bond values were steadier than other bond sectors during the recent increase in risk premiums as investors favored tax-exempt bonds supported by strong local and state budget surpluses and ongoing growth in the domestic economy.

Looking forward, the U.S. economy shows signs of continued low inflation with steady growth. The Fund remains fully invested in revenue bonds to provide positive relative return compared to the broader municipal market and its peers. Fund strategy continues to focus on solid credit quality evaluation to seek out the best value among municipal securities that deliver competitive levels of income free from federal tax.

Important Notes for Income-Oriented Funds

Greater credit risks are inherent in a fund which invests primarily in high yield bonds.

Duration is the dollar weighted, present value of cash flows, principal and interest, expressed in time.

The values of these indexes will vary according to the aggregate value of the common equity of each of the securities included. The indexes represent asset types which are subject to risk, including possible loss of principal. These are unmanaged indexes into which direct investment is not possible.

Lehman Brothers High Yield Composite Bond Index: An unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.

Lehman Brothers Municipal Bond Index: An unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and at least one year or more to maturity. This index is classified into four main sectors:
General Obligation, Revenue, Insured and Prerefunded.

Lipper High Current Yield Fund Average: This average consists of funds which aim at high (relative) current yield from fixed-income securities. No quality or maturity restrictions. They tend to invest in lower grade debt issues. The one-year average currently contains 306 funds.


Money Market Funds

Principal Cash Management Fund

Mike  Johnson  Alice  Robertson
On November 16, 1999 the Federal Reserve stepped in and raised its targeted Fed funds rate* by .25% from 5.25% to 5.50 %. The Fed then held off on any further rate adjustments at their December meeting due to market uncertainties associated with the move into the new millenium. Once this milestone quietly passed, the Fed returned to its quest of trying to keep inflation under control by implementing two separate .25% rate hikes. The first, which took place on February 2, established the rate at 5.75%, and the second, on March 21 resulted in a 6.00% rate. The Fed continued to maintain its inflationary bias going forward. The industry average days until maturity declined from the low 60s level down to the low 50s due to Y2K related concerns at the end of the year followed by market anticipation of the Fed returning to its mission of raising interest rates. The Principal Cash Management Fund strives to stay aligned with the industry average. The Fund manager actively monitors the industry averages in order to keep both yields and average maturities in line. The Fund continues to invest from a list of high quality investments that is actively monitored by the Manager's fixed-income analytical staff.

An investment in a money market fund is neither insured nor guaranteed by the U.S. Government. While money market funds strive to maintain a $1.00 per share net asset value, it is possible to lose money in this type of investment.

* The Fed Funds rate is the rate at which banks lend to each other on an overnight basis.

Important Notes for Money Market Funds

Principal Cash Management Fund shares are not guaranteed by the U.S. Government FDIC. While the Fund strives to maintain a $1.00 per share value, it is possible to lose money by investing in the Fund.

April 30, 2000

STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

                                                             Principal                   Principal                 Principal
                                                             Balanced                    Blue Chip               Capital Value
GROWTH FUNDS (DOMESTIC)                                     Fund, Inc.                  Fund, Inc.                Fund, Inc.

    Investment in securities -- at cost............        $136,872,957               $224,921,479                $527,121,291


    Assets
    Investment in securities -- at value (Note 4)..        $141,744,958               $290,150,632                $545,758,515
    Cash...........................................              10,000                     10,001                      10,001
    Receivables:
       Dividends and interest......................             648,998                     88,185                     393,523
       Investment securities sold..................             --                       1,184,564                   2,830,329
       Capital Shares sold.........................              89,211                    362,238                     212,996
    Prepaid Expenses...............................             --                         --                          --
    Other assets...................................               6,079                      5,211                      34,036

                                      Total Assets          142,499,246                291,800,831                 549,239,400
    Liabilities
    Accrued expenses...............................              46,716                     53,893                     193,079
    Payables:
       Investment securities purchased.............             295,000                  1,622,500                     380,138
       Capital Shares reacquired...................             160,481                    572,258                     613,194
    Variation margin on futures contracts (Note 7).             --                         --                          --

                                 Total Liabilities              502,197                  2,248,651                   1,186,411

    Net Assets Applicable to
    Outstanding Shares ............................        $141,997,049               $289,552,180                $548,052,989


    Net Assets Consist of:
    Capital Stock..................................        $    100,471               $    120,152                $    227,685
    Additional paid-in capital.....................         134,423,829                230,260,551                 500,909,432
    Accumulated undistributed (overdistributed)
       net investment income ......................             144,403                   (275,309)                  2,417,336
    Accumulated undistributed net realized
       gain (loss) on investment transactions......           2,456,345                 (5,782,367)                 25,861,312
    Net unrealized appreciation of investments.....           4,872,001                 65,229,153                  18,637,224

                                  Total Net Assets         $141,997,049               $289,552,180                $548,052,989


    Capital Stock (par value: $.01 a share):
    Shares authorized..............................         100,000,000                100,000,000                 100,000,000

    Net Asset Value Per Share:
    Class A:  Net Assets                                    $96,988,667               $177,150,478                $467,111,839
              Shares issued and outstanding........           6,847,705                  7,325,507                  19,383,970
              Net asset value per share............              $14.16                     $24.18                      $24.10
              Maximum offering price per share(a) .              $14.87                     $25.39                      $25.30


    Class B:  Net Assets...........................         $20,918,726                $56,060,373                 $42,329,071
              Shares issued and outstanding........           1,483,614                  2,345,583                   1,768,397
              Net asset value per share(b).........              $14.10                     $23.90                      $23.94


    Class C:  Net Assets...........................            $407,616                 $1,098,177                    $599,075
              Shares issued and outstanding........              28,801                     45,607                      25,003
              Net asset value per share(b).........              $14.15                     $24.08                      $23.96


    Class R:  Net Assets...........................         $23,682,040                $55,243,152                 $38,013,004
              Shares issued and outstanding........           1,686,962                  2,298,526                   1,591,127
              Net asset value per share............              $14.04                     $24.03                      $23.89





                                                                     Principal           Principal                 Principal
                                                                      Growth           LargeCap Stock                MidCap
GROWTH FUNDS (DOMESTIC)                                             Fund, Inc.         Index Fund, Inc.             Fund, Inc.

    Investment in securities -- at cost............                 $585,093,793        $7,772,369                $378,651,876


    Assets
    Investment in securities -- at value (Note 4)..                 $699,201,775        $8,053,284                $452,737,831
    Cash...........................................                       10,002            10,870                      10,680
    Receivables:
       Dividends and interest......................                      394,438             4,077                     202,433
       Investment securities sold..................                      --                 --                       1,153,357
       Capital Shares sold.........................                      388,311           162,269                     195,491
    Prepaid Expenses...............................                      154,103            --                           --
    Other assets...................................                       19,655            --                           8,479

                                      Total Assets                   700,168,284         8,230,500                 454,308,271
    Liabilities
    Accrued expenses...............................                      --                 27,919                     200,266
    Payables:
       Investment securities purchased.............                      --                 --                         --
       Capital Shares reacquired...................                      840,816            --                         540,539
    Variation margin on futures contracts (Note 7).                      --                  7,100                     --

                                 Total Liabilities                       840,816            35,019                     740,805

    Net Assets Applicable to
    Outstanding Shares ............................                 $699,327,468        $8,195,481                $453,567,466


    Net Assets Consist of:
    Capital Stock..................................                   $   99,980         $   7,641                  $   94,885
    Additional paid-in capital.....................                  376,588,958         7,901,423                 272,331,703
    Accumulated undistributed (overdistributed)
       net investment income ......................                      --                  5,945                     --
    Accumulated undistributed net realized
       gain (loss) on investment transactions......                  208,530,548           (20,901)                107,054,923
    Net unrealized appreciation of investments.....                  114,107,982           301,373                  74,085,955

                                  Total Net Assets                  $699,327,468        $8,195,481                $453,567,466


    Capital Stock (par value: $.01 a share):
    Shares authorized..............................                  100,000,000       100,000,000                 100,000,000

    Net Asset Value Per Share:
    Class A:  Net Assets                                            $530,980,500        $4,131,249                $346,560,784
              Shares issued and outstanding........                    7,575,822           385,030                   7,211,250
              Net asset value per share............                       $70.09            $10.73                      $48.06
              Maximum offering price per share(a) .                       $73.59            $10.89                      $50.46


    Class B:  Net Assets...........................                 $108,721,413        $1,501,853                 $76,943,138
              Shares issued and outstanding........                    1,563,348           140,058                   1,638,335
              Net asset value per share(b).........                       $69.54            $10.72                      $46.96


    Class C:  Net Assets...........................                   $1,894,055        $1,087,952                    $538,266
              Shares issued and outstanding........                       27,235           101,444                      11,317
              Net asset value per share(b).........                       $69.55            $10.72                      $47.56


    Class R:  Net Assets...........................                  $57,731,500        $1,474,427                 $29,525,278
              Shares issued and outstanding........                      831,622           137,542                     627,589
              Net asset value per share............                       $69.42            $10.72                      $47.05


     (a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% (1.50% with respect to Principal LargeCap Stock Index Fund, Inc.) of the offering price or 4.99% of the net asset value (1.52% with respect to Principal LargeCap Stock Index Fund, Inc.).
     (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    See accompanying notes.

April 30, 2000

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
(unaudited)

                                                            Principal                   Principal                  Principal
                                                       Partners Aggressive          Partners LargeCap           Partners MidCap
GROWTH FUNDS (DOMESTIC)                                 Growth Fund, Inc.           Growth Fund, Inc.          Growth Fund, Inc.

    Investment in securities -- at cost............         $55,668,409                $5,474,994                   $5,783,817



    Assets
    Investment in securities -- at value (Note 4)..         $59,282,673                $5,348,422                   $5,582,311
$   120,662,427
    Cash...........................................           1,751,523                   388,647                      298,292
    Receivables:
       Dividends and interest......................              28,533                       110                          131
       Investment securities sold..................             341,705                    --                          303,787
       Capital Shares sold.........................             316,381                    23,541                       32,112
    Prepaid Expense................................              67,436                    --                           --
    Other assets...................................            --                          --                              885

                                      Total Assets           61,788,251                 5,760,720                    6,217,518
    Liabilities
    Accrued expenses...............................            --                          20,460                       21,356
    Payables:
       Investment securities purchased.............             436,041                    45,950                      202,697
       Capital Shares reacquired...................              40,009                   --                           --

                                 Total Liabilities              476,050                    66,410                      224,053

    Net Assets Applicable to
    Outstanding Shares ............................         $61,312,201                $5,694,310                   $5,993,465
$   120,152,185



    Net Assets Consist of:
    Capital Stock..................................         $    52,462                $    6,932                    $   7,309
    Additional paid-in capital.....................          57,780,183                 6,355,745                    6,600,807
    Accumulated undistributed net investment
       income .....................................            --                          --                           --
    Accumulated undistributed net realized
       gain (loss) on investment transactions......            (134,708)                 (541,795)                    (413,145)
    Net unrealized appreciation (depreciation)
       of investments..............................           3,614,264                  (126,572)                    (201,506)

                                  Total Net Assets          $61,312,201                $5,694,310                   $5,993,465


    Capital Stock (par value: $.01 a share):
    Shares authorized..............................         100,000,000               100,000,000                  100,000,000

    Net Asset Value Per Share:
    Class A:  Net Assets..........................          $39,461,685                $2,706,398                   $2,964,022
              Shares issued and outstanding.......            3,373,072                   329,206                      361,180
              Net asset value per share...........               $11.70                     $8.22                        $8.21
              Maximum offering price per share(a)                $12.28                     $8.63                        $8.62


    Class B:  Net Assets...........................         $14,312,033                $1,136,699                   $1,314,476
              Shares issued and outstanding........           1,227,449                   138,488                      160,424
              Net asset value per share(b).........              $11.66                     $8.21                        $8.19


    Class C:  Net Assets...........................          $2,024,436                  $871,575                     $843,346
              Shares issued and outstanding........             173,603                   106,181                      102,939
              Net asset value per share(b).........              $11.66                     $8.21                        $8.19


    Class R:  Net Assets...........................          $5,514,407                  $979,638                     $871,621
              Shares issued and outstanding........             472,068                   119,286                      106,340
              Net asset value per share............              $11.68                     $8.21                        $8.20



                                                              Principal                 Principal                   Principal
                                                             Real Estate                SmallCap                    Utilities
GROWTH FUNDS (DOMESTIC)                                      Fund, Inc.                Fund, Inc.                  Fund, Inc.

    Investment in securities -- at cost............         $14,151,750              $106,013,735                 $112,867,926



    Assets
    Investment in securities -- at value (Note 4)..         $14,645,320              $103,816,132                 $120,662,427
    Cash...........................................             126,521                    10,000                       10,000
    Receivables:
       Dividends and interest......................              26,288                    37,460                      231,709
       Investment securities sold..................              79,859                    --                          --
       Capital Shares sold.........................               8,221                   242,503                       85,474
    Prepaid Expense................................              14,381                    17,732                      --
    Other assets...................................               --                        1,915                        2,524

                                      Total Assets           14,900,590               104,125,742                  120,992,134
    Liabilities
    Accrued expenses...............................               --                         --                          7,329
    Payables:
       Investment securities purchased.............               --                      210,819                      590,000
       Capital Shares reacquired...................               4,136                   143,109                      242,620

                                 Total Liabilities                4,136                   353,928                      839,949

    Net Assets Applicable to
    Outstanding Shares ............................         $14,896,454              $103,771,814                 $120,152,185



    Net Assets Consist of:
    Capital Stock..................................         $    17,900               $    81,146                   $   73,168
    Additional paid-in capital.....................          16,871,638                85,293,033                   86,874,835
    Accumulated undistributed net investment
       income .....................................              48,133                    --                           86,060
    Accumulated undistributed net realized
       gain (loss) on investment transactions......          (2,534,787)               20,595,238                   25,323,621
    Net unrealized appreciation (depreciation)
       of investments..............................             493,570                (2,197,603)                   7,794,501

                                  Total Net Assets          $14,896,454              $103,771,814                 $120,152,185


    Capital Stock (par value: $.01 a share):
    Shares authorized..............................         100,000,000               100,000,000                  100,000,000

    Net Asset Value Per Share:
    Class A:  Net Assets..........................           $7,487,681               $63,403,819                  $93,205,989
              Shares issued and outstanding.......              898,766                 4,936,826                    5,673,642
              Net asset value per share...........                $8.33                    $12.84                       $16.43
              Maximum offering price per share(a)                 $8.75                    $13.48                       $17.25

    Class B:  Net Assets...........................          $3,733,160               $22,730,380                  $17,738,684
              Shares issued and outstanding........             449,519                 1,798,155                    1,081,412
              Net asset value per share(b).........               $8.30                    $12.64                       $16.40


    Class C:  Net Assets...........................            $110,055                  $884,162                     $411,440
              Shares issued and outstanding........              13,207                    69,315                       25,111
              Net asset value per share(b).........               $8.33                    $12.76                       $16.39


    Class R:  Net Assets...........................          $3,565,558               $16,753,453                   $8,796,072
              Shares issued and outstanding........             428,538                 1,310,330                      536,622
              Net asset value per share............               $8.32                    $12.79                       $16.39


     (a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
     (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    See accompanying notes.

Six Months Ended April 30, 2000

STATEMENTS OF OPERATIONS
(unaudited)

                                                             Principal                   Principal                 Principal
                                                             Balanced                    Blue Chip               Capital Value
GROWTH FUNDS (DOMESTIC)                                     Fund, Inc.                  Fund, Inc.                Fund, Inc.

    Net Investment Income
    Income:
       Dividends...................................          $  752,064                $ 2,063,141               $   6,980,253
       Interest....................................           2,137,617                    135,982                     598,428

                                      Total Income            2,889,681                  2,199,123                   7,578,681
    Expenses:
       Management and investment advisory
          fees (Note 3)............................             434,204                    777,611                   1,453,743
       Distribution and shareholder servicing
          fees (Notes 1 and 3).....................             316,200                    664,789                     787,442
       Transfer and administrative services
           (Notes 1 and 3).........................             318,097                    650,792                     674,115
       Registration fees (Note 1)..................              26,893                     43,139                      49,414
       Custodian fees..............................               2,435                      1,143                       1,582
       Auditing and legal fees.....................               3,550                      2,701                       3,057
       Directors' fees.............................               3,054                      3,103                       3,143
       Other.......................................              19,839                     20,586                      28,624

                              Total Gross Expenses            1,124,272                  2,163,864                   3,001,120
       Less: Management and investment
          advisory fees waived....................              --                         118,834                    --

                                Total Net Expenses            1,124,272                  2,045,030                   3,001,120

            Net Investment Income (Operating Loss)            1,765,409                    154,093                   4,577,561

    Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) from:
       Investment transactions ....................           2,455,366                 (5,782,965)                 25,860,143
       Futures Contracts (Note 7)..................             --                         --                         --
    Change in unrealized appreciation/depreciation of:
       Investments.................................          (5,968,116)                (3,522,273)                (95,889,679)
       Futures Contracts (Note 7)..................             --                         --                         --

                       Net Realized and Unrealized
                        Gain (Loss) on Investments           (3,512,750)                (9,305,238)                (70,029,536)


             Net Increase (Decrease) in Net Assets
                         Resulting from Operations          $(1,747,341)               $(9,151,145)               $(65,451,975)



                                                              Principal                  Principal                 Principal
                                                               Growth                 LargeCap Stock                MidCap
GROWTH FUNDS (DOMESTIC)                                      Fund, Inc.             Index Fund, Inc.(a)           Fund, Inc.

    Net Investment Income
    Income:
       Dividends...................................         $ 2,057,238                 $    8,082                  $1,046,038
       Interest....................................             321,030                      7,086                     693,357

                                      Total Income            2,378,268                     15,168                   1,739,395
    Expenses:
       Management and investment advisory
          fees (Note 3)............................           1,655,024                      3,043                   1,265,613
       Distribution and shareholder servicing
          fees (Notes 1 and 3).....................           1,310,806                      3,609                     795,832
       Transfer and administrative services
           (Notes 1 and 3).........................             882,615                     22,630                     787,221
       Registration fees (Note 1)..................              41,693                      6,349                      39,336
       Custodian fees..............................               2,371                      5,120                       3,873
       Auditing and legal fees.....................               1,922                      1,111                       3,202
       Directors' fees.............................               3,134                        499                       3,069
       Other.......................................              36,326                         73                      59,760

                              Total Gross Expenses            3,933,891                     42,434                   2,957,906
       Less: Management and investment
          advisory fees waived....................               --                         33,211                      --

                                Total Net Expenses            3,933,891                      9,223                   2,957,906

            Net Investment Income (Operating Loss)           (1,555,623)                     5,945                  (1,218,511)

    Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) from:
       Investment transactions ....................         208,525,694                        224                 105,981,382
       Futures Contracts (Note 7)..................              --                        (21,125)                  1,898,876
    Change in unrealized appreciation/depreciation of:
       Investments.................................        (138,488,154)                   280,915                 (28,676,961)
       Futures Contracts (Note 7)..................              --                         20,458                      --

                       Net Realized and Unrealized
                        Gain (Loss) on Investments           70,037,540                    280,472                  79,203,297


             Net Increase (Decrease) in Net Assets
                         Resulting from Operations       $   68,481,917                   $286,417                $ 77,984,786


     (a) Period from February 24, 2000 (date operations commenced) through April 30, 2000.


    See accompanying notes.

Six Months Ended April 30, 2000

STATEMENTS OF OPERATIONS (Continued)
(unaudited)

                                                             Principal                  Principal                  Principal
                                                        Partners Aggressive         Partners LargeCap           Partners MidCap
GROWTH FUNDS (DOMESTIC)                                  Growth Fund, Inc.        Growth Fund, Inc.(a)       Growth Fund, Inc.(a)

    Net Investment Income
    Income:
       Dividends...................................        $   88,456                  $     914                  $     471
       Interest....................................            38,896                      2,240                      2,144

                                      Total Income            127,352                      3,154                      2,615
    Expenses:
       Management and investment advisory
          fees (Note 3)............................           117,006                      6,654                      6,823
       Distribution and shareholder servicing
          fees (Notes 1 and 3).....................            75,350                      3,869                      4,001
       Transfer and administrative services
           (Notes 1 and 3).........................            92,285                     17,510                     17,510
       Registration fees (Note 1)..................            10,580                      6,349                      6,349
       Custodian fees..............................             4,915                      2,048                      2,048
       Auditing and legal fees.....................             1,851                      1,111                      1,111
       Directors' fees.............................             3,275                        499                        499
       Other.......................................             2,002                         61                         61

                              Total Gross Expenses            307,264                     38,101                     38,402
       Less: Management and investment
          advisory fees waived....................             15,281                     21,542                     21,243

                                Total Net Expenses            291,983                     16,559                     17,159

            Net Investment Income (Operating Loss)           (164,631)                   (13,405)                   (14,544)

    Net Realized and Unrealized
    Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions    (134,708)                  (541,795)                  (413,145)
    Net realized gains from investment companies...             --                         --                          --
    Change in unrealized appreciation/depreciation of
       investments.................................         3,614,264                   (126,572)                  (201,506)

                       Net Realized and Unrealized
                        Gain (Loss) on Investments          3,479,556                   (668,367)                  (614,651)


             Net Increase (Decrease) in Net Assets
                         Resulting from Operations         $3,314,925                  $(681,772)                 $(629,195)



                                                             Principal                 Principal                 Principal
                                                            Real Estate                SmallCap                  Utilities
GROWTH FUNDS (DOMESTIC)                                     Fund, Inc.                Fund, Inc.                 Fund, Inc.

    Net Investment Income
    Income:
       Dividends...................................         $ 403,301                 $  394,864                 $1,582,632
       Interest....................................            19,025                    144,882                    124,164

                                      Total Income            422,326                    539,746                  1,706,796
    Expenses:
       Management and investment advisory
          fees (Note 3)............................            59,277                    383,667                    358,206
       Distribution and shareholder servicing
          fees (Notes 1 and 3).....................            32,693                    213,222                    229,419
       Transfer and administrative services
           (Notes 1 and 3).........................            43,165                    192,741                    195,808
       Registration fees (Note 1)..................            17,886                     25,620                     18,759
       Custodian fees..............................             1,186                      3,630                      1,103
       Auditing and legal fees.....................             1,186                      2,984                      2,879
       Directors' fees.............................             3,208                      3,231                      3,103
       Other.......................................             2,756                      8,921                      9,183

                              Total Gross Expenses            161,357                    834,016                    818,460
       Less: Management and investment
          advisory fees waived....................             16,831                     15,219                     --

                                Total Net Expenses            144,526                    818,797                    818,460

            Net Investment Income (Operating Loss)            277,800                   (279,051)                   888,336

    Net Realized and Unrealized
    Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions  (1,191,065)                20,593,868                 25,322,712
    Net realized gains from investment companies...            32,541                     --                        --
    Change in unrealized appreciation/depreciation of
       investments.................................         2,215,670                 (3,189,256)               (27,123,423)

                       Net Realized and Unrealized
                        Gain (Loss) on Investments          1,057,146                 17,404,612                 (1,800,711)


             Net Increase (Decrease) in Net Assets
                         Resulting from Operations         $1,334,946                $17,125,561                  $(912,375)


     (a) Period from February 24, 2000 (date operations commenced) through April 30, 2000.


    See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                             Principal                  Principal                Principal
                                                             Balanced                   Blue Chip              Capital Value
GROWTH FUNDS (DOMESTIC)                                     Fund, Inc.                 Fund, Inc.                Fund, Inc.

                                                     Six Months      Periods    Six Months     Periods     Six Months      Periods
                                                        Ended         Ended        Ended        Ended         Ended         Ended
                                                      April 30,    October 31,   April 30,   October 31,    April 30,    October 31,
                                                        2000         1999(b)       2000        1999(b)        2000         1999(b)
    Operations
    Net investment income(operating loss)           $ 1,765,409    $ 3,909,315   $  154,093   $ 977,006   $ 4,577,561   $11,270,813
    Net realized gain (loss) from investment
      transactions                                    2,455,366      6,771,675   (5,782,965)  3,421,073    25,860,143    57,024,202
    Change in unrealized appreciation/depreciation of
       investments................................   (5,968,116)   (4,100,582)   (3,522,273) 31,100,972   (95,889,679)  (49,482,847)

             Net Increase (Decrease) in Net Assets
                         Resulting from Operations   (1,747,341)    6,580,408    (9,151,145) 35,499,051   (65,451,975)   18,812,168

    Dividends and Distributions to Shareholders From net investment income:
       Class A....................................   (1,411,075)   (3,153,964)     (407,993)   (874,272)    (5,196,875)  (9,877,196)
       Class B ...................................     (213,543)     (454,611)      (16,065)    (17,657)      (280,373)    (458,266)
       Class C....................................       (4,535)         (959)      --           --             (1,767)      --
       Class R....................................     (252,568)     (501,400)      (43,640)    (49,100)      (292,054)    (391,502)
    From net realized gain on investments:
       Class A ...................................   (4,720,700)   (3,108,449)   (2,127,452)    (24,683)   (48,608,727) (35,544,917)
       Class B ...................................     (998,139)     (579,595)     (661,890)     (8,209)    (4,488,526)  (2,882,612)
       Class C ...................................      (11,070)       --            (6,749)     --            (28,770)      --
       Class R....................................   (1,038,106)     (605,230)     (605,970)     (6,612)    (3,896,432)  (2,464,152)

                 Total Dividends and Distributions   (8,649,736)   (8,404,208)   (3,869,759)   (980,533)   (62,793,524) (51,618,645)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A....................................    7,295,929    23,834,020    31,254,609  62,427,545     23,780,853   71,171,390
       Class B ...................................    2,773,545     8,208,037    11,052,203  23,559,014      5,913,226   18,742,374
       Class C....................................      585,492       248,890       890,293     326,943        462,384      217,569
       Class R....................................    4,608,762     9,709,321    15,576,290  22,787,946      7,643,919   17,677,992
    Shares issued in reinvestment of dividends and distributions:
       Class A....................................    5,996,337     6,090,364     2,462,499     862,557     52,596,432   44,385,520
       Class B ...................................    1,192,278     1,015,205       672,065      26,997      4,683,328    3,292,087
       Class C....................................       10,783           487         5,486      --             22,209       --
       Class R....................................    1,288,221     1,105,036       648,863      97,845      4,184,928    2,860,407
    Shares redeemed:
       Class A ...................................  (21,385,467)  (20,782,453)  (32,831,793)(28,208,067)   (73,353,876) (78,893,780)
       Class B ...................................   (5,097,558)   (4,290,594)   (9,563,262) (7,490,289)   (11,361,050) (11,104,390)
       Class C ...................................     (393,615)         (500)      (93,531)       (500)       (33,668)        (525)
       Class R ...................................   (4,593,983)   (5,978,278)   (9,208,593)(11,035,085)    (8,966,845) (12,307,726)

            Net Increase (Decrease) in Net Assets
                   from Capital Share Transactions   (7,719,276)   19,159,535    10,865,129  63,354,906      5,571,840   56,040,918

                         Total Increase (Decrease)  (18,116,353)   17,335,735    (2,155,775) 97,873,424   (122,673,659)  23,234,441
    Net Assets
    Beginning of period...........................  160,113,402   142,777,667   291,707,955 193,834,531    670,726,648  647,492,207

    End of period [including undistributed (overdistributed)
       net investment income as set forth below].. $141,997,049  $160,113,402  $289,552,180$291,707,955   $548,052,989 $670,726,648



    Undistributed (Overdistributed)
       Net Investment Income.....................   $   144,403  $    260,715   $ (275,309) $    38,296     $2,417,336  $ 3,610,844


                                                               Principal                 Principal                 Principal
                                                                Growth                 LargeCap Stock                MidCap
GROWTH FUNDS (DOMESTIC)                                        Fund, Inc.            Index Fund, Inc.(a)           Fund, Inc.

                                                      Six Months     Periods             Period            Six Months     Periods
                                                         Ended        Ended               Ended               Ended        Ended
                                                      April 30,    October 31,          April 30,           April 30,   October 31,
                                                         2000         1999(b)             2000                2000        1999(b)
    Operations
    Net investment income(operating loss)          $ (1,555,623)   $ 1,229,342        $     5,945        $ (1,218,511) $ (1,219,956)
    Net realized gain (loss) from investment
      transactions                                  208,525,694     28,017,681            (20,901)        107,880,258    19,056,817
    Change in unrealized appreciation/depreciation of
       investments................................ (138,488,154)    57,955,516            301,373         (28,676,961)    6,184,268

             Net Increase (Decrease) in Net Assets
                         Resulting from Operations   68,481,917     87,202,539            286,417          77,984,786    24,021,129

    Dividends and Distributions to Shareholders
    From net investment income:
       Class A....................................       --         (2,147,442)             --                  --          --
       Class B ...................................       --            (31,614)             --                  --          --
       Class C....................................       --             --                  --                  --          --
       Class R....................................       --             --                  --                  --          --
    From net realized gain on investments:
       Class A ...................................  (18,109,107)        --                  --            (14,934,238)      --
       Class B ...................................   (3,570,951)        --                  --             (3,314,853)      --
       Class C ...................................   (1,789,897)        --                  --                (11,626)      --
       Class R....................................      (28,596)        --                  --             (1,223,767)      --

                 Total Dividends and Distributions  (23,498,551)    (2,179,056)             --            (19,484,484)      --

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A....................................   48,341,112    107,477,838          4,058,821          28,099,182    56,319,162
       Class B ...................................   15,971,740     35,315,526          1,438,109           7,863,769    17,773,544
       Class C....................................    1,576,513        453,795          1,015,323             308,772       231,675
       Class R....................................   13,283,528     22,266,474          1,406,149           4,698,109     8,646,117
    Shares issued in reinvestment of dividends
       and distributions:
       Class A....................................   17,638,120      2,075,575              --              4,634,844           130
       Class B ...................................    3,529,938         32,011              --              3,279,489           378
       Class C....................................       25,061         --                  --                  7,192         --
       Class R....................................    1,786,489         --                  --              1,221,314         --
    Shares redeemed:
       Class A ...................................  (63,085,408)   (80,471,364)             --            (55,455,164)  (94,562,580)
       Class B ...................................  (13,439,423)   (15,502,723)            (8,938)        (12,477,286)  (21,056,757)
       Class C ...................................     (236,153)        (1,820)             --                (26,015)       --
       Class R ...................................   (7,925,545)   (11,110,814)              (400)         (4,809,019)   (8,490,660)

            Net Increase (Decrease) in Net Assets
                   from Capital Share Transactions   17,465,972     60,534,498          7,909,064         (12,654,813)  (41,138,991)

                         Total Increase (Decrease)   62,449,338    145,557,981          8,195,481          45,845,489   (17,117,862)
    Net Assets
    Beginning of period...........................  636,878,130    491,320,149              --            407,721,977   424,839,839

    End of period [including undistributed (overdistributed
       net investment income as set forth below].. $699,327,468   $636,878,130         $8,195,481        $453,567,466  $407,721,977



    Undistributed (Overdistributed)
       Net Investment Income.....................     $--             $  --            $    5,945           $--         $   --




     (a) Period from February 24, 2000 (date operations commenced) through April 30, 2000.
     (b) Class C share information is provided for the period from June 30, 1999 (inception date of Class) through October 31, 1999.


    See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                             Principal                   Principal                 Principal
                                                       Partners Aggressive         Partners LargeCap            Partners MidCap
GROWTH FUNDS (DOMESTIC)                                Growth Fund, Inc.(a)       Growth Fund, Inc.(b)        Growth Fund, Inc.(b)

                                                              Period                     Period                      Period
                                                               Ended                      Ended                       Ended
                                                             April 30,                  April 30,                   April 30,
                                                               2000                       2000                        2000
    Operations
    Net investment income(operating loss)                  $ (164,631)                 $   (13,405)                $  (14,544)
    Net realized gain (loss) from investment transactions    (134,708)                    (541,795)                  (413,145)
    Change in unrealized appreciation/depreciation of
       investments................................          3,614,264                    (126,572)                   (201,506)

             Net Increase (Decrease) in Net Assets
                         Resulting from Operations          3,314,925                    (681,772)                   (629,195)

    Dividends and Distributions to Shareholders
    From net investment income:
       Class A....................................               --                          --                         --
       Class B ...................................               --                          --                         --
       Class C....................................               --                          --                         --
       Class R....................................               --                          --                         --
    From net realized gain on investments:
       Class A ...................................               --                          --                         --
       Class B ...................................               --                          --                         --
       Class C....................................               --                          --                         --
       Class R....................................               --                          --                         --

                 Total Dividends and Distributions               --                          --                         --

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A....................................         39,795,593                   2,851,389                   3,071,158
       Class B ...................................         14,077,327                   1,321,826                   1,481,466
       Class C....................................          1,875,784                   1,053,500                   1,022,069
       Class R....................................          5,920,311                   1,154,548                   1,048,148
    Shares issued in reinvestment of dividends
       and distributions:
       Class A....................................               --                          --                         --
       Class B ...................................               --                          --                         --
       Class C....................................               --                          --                         --
       Class R....................................               --                          --                         --
    Shares redeemed:
       Class A ...................................         (2,279,095)                     (1,181)                       (181)
       Class B ...................................           (603,074)                     (4,000)                      --
       Class C ...................................            (54,785)                       --                         --
       Class R ...................................           (734,785)                       --                         --

                  Net Increase in Net Assets from
                        Capital Share Transactions         57,997,276                   6,376,082                   6,622,660

                         Total Increase (Decrease)         61,312,201                   5,694,310                   5,993,465
    Net Assets
    Beginning of period...........................               --                          --                         --

    End of period (including undistributed net investment
       income as set forth below).................        $61,312,201                  $5,694,310                  $5,993,465



    Undistributed Net Investment Income...........          $   --                       $  --                        $ --


                                                                Principal                 Principal                Principal
                                                               Real Estate                SmallCap                 Utilities
GROWTH FUNDS (DOMESTIC)                                         Fund, Inc.                Fund, Inc.               Fund, Inc.

                                                        Six Months     Periods    Six Months     Periods    Six Months     Periods
                                                           Ended        Ended        Ended        Ended        Ended        Ended
                                                         April 30,   October 31,   April 30,   October 31,   April 30,   October 31,
                                                           2000        1999(c)       2000        1999(c)       2000        1999(c)
Operations
Net investment income(operating loss)                   $  277,800    $ 442,943   $  (279,051) $ (611,523) $   888,336   $2,088,421
Net realized gain (loss) from investment transactions   (1,158,524)    (763,156)   20,593,868   9,424,406   25,322,712    8,056,360
Change in unrealized appreciation/depreciation of
   investments................................           2,215,670     (326,793)   (3,189,256)  4,379,531  (27,123,423)   4,964,248

         Net Increase (Decrease) in Net Assets
                     Resulting from Operations           1,334,946     (647,006)   17,125,561  13,192,414     (912,375)  15,109,029

Dividends and Distributions to Shareholders
From net investment income:
   Class A....................................            (141,059)    (229,521)      --           --         (856,007)  (1,891,969)
   Class B ...................................             (61,753)     (99,626)      --           --          (94,471)    (191,707)
   Class C....................................              (1,716)        (659)      --           --           (1,278)        (465)
   Class R....................................             (62,886)    (111,209)      --           --          (48,597)     (80,547)
From net realized gain on investments:
   Class A ...................................              --           --        (4,730,629)     --       (6,329,850)  (1,242,661)
   Class B ...................................              --           --        (1,623,318)     --       (1,171,902)    (171,044)
   Class C....................................              --           --           (36,318)     --          (15,990)      --
   Class R....................................              --           --        (1,194,462)     --         (537,438)     (61,770)

             Total Dividends and Distributions            (267,414)    (441,015)   (7,584,727)     --       (9,055,533)  (3,640,163)

Capital Share Transactions (Note 5)
Shares sold:
   Class A....................................           1,251,511    2,032,088    23,793,212  20,126,957    7,421,743   22,591,597
   Class B ...................................             289,846      585,157     7,672,328   6,236,906    2,995,081    8,701,893
   Class C....................................               3,334      109,653       680,392     189,192      223,653      224,590
   Class R....................................             333,929      587,916     5,878,349   5,317,338    2,468,265    5,229,592
Shares issued in reinvestment of dividends
   and distributions:
   Class A....................................             137,595      224,609     4,187,241      --        6,763,552    2,896,775
   Class B ...................................              61,175       99,447     1,237,750      --        1,201,744      336,342
   Class C....................................                 941            4        25,066      --           10,098       --
   Class R....................................              62,886      111,264       816,080      --          584,283      142,351
Shares redeemed:
   Class A ...................................            (901,398)    (761,086)  (12,347,785) (5,249,038) (12,981,600) (18,619,898)
   Class B ...................................            (234,577)    (171,784)   (2,224,471) (1,561,009)  (3,297,740)  (3,605,259)
   Class C ...................................              (1,041)      --           (34,522)     (2,315)     (30,591)      --
   Class R ...................................            (184,587)    (257,676)   (1,574,114) (1,905,434)  (1,683,954)  (1,850,085)

              Net Increase in Net Assets from
                    Capital Share Transactions             819,614    2,559,592    28,109,526  23,152,597    3,674,534   16,047,898

                     Total Increase (Decrease)           1,887,146    1,471,571    37,650,360  36,345,011   (6,293,374)  27,516,764
Net Assets
Beginning of period...........................          13,009,308   11,537,737    66,121,454  29,776,443 $126,445,559   98,928,795

End of period (including undistributed net investment
   income as set forth below).................         $14,896,454  $13,009,308  $103,771,814 $66,121,454  $120,152,185$126,445,559



Undistributed Net Investment Income...........          $   48,133     $ 37,747     $  --        $  --        $  86,060   $ 198,077



     (a) Period from October 28, 1999 (date operations commenced) through April 30, 2000.
     (b) Period from February 24, 2000 (date operations commenced) through April 30, 2000.
     (c) Class C share information is provided for the period from June 30, 1999 (inception date of Class) through October 31, 1999.


    See accompanying notes.


April 30, 2000

NOTES TO FINANCIAL STATEMENTS
(unaudited)

 Principal Balanced Fund, Inc.        Principal LargeCap Stock Index Fund, Inc.          Principal Partners MidCap Growth Fund, Inc.
 Principal Blue Chip Fund, Inc.       Principal MidCap Fund, Inc.                        Principal Real Estate Fund, Inc.
 Principal Capital Value Fund, Inc.   Principal Partners Aggressive Growth Fund, Inc.    Principal SmallCap Fund, Inc.
 Principal Growth Fund, Inc.          Principal Partners LargeCap Growth Fund, Inc.      Principal Utilities Fund, Inc.

Note 1 -- Significant Accounting Policies

Principal Balanced Fund, Inc., Principal Blue Chip Fund, Inc., Principal Capital Value Fund, Inc., Principal Growth Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Aggressive Growth Fund, Inc., Principal Partners LargeCap Growth Fund, Inc., Principal Partners MidCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc. and Principal Utilities Fund, Inc. (the "Domestic Growth Funds") are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies and operate in the mutual fund industry.

On February 24, 2000, the initial purchase of 100,000 shares of each Class A, B, C and R of the Principal LargeCap Stock Index Fund, Inc., Principal Partners LargeCap Growth Fund, Inc., and Principal Partners MidCap Growth Fund, Inc. was made by Principal Life Insurance Company. Effective March 1, 2000, Principal LargeCap Stock Index Fund, Inc., Principal Partners LargeCap Growth Fund, Inc., and Principal Partners MidCap Growth Fund, Inc. began offering Class A, B and C shares to the public and Class R shares to eligible purchasers.

On October 28, 1999 the initial purchase of 100,000 shares of each Class A, B, C and R of Principal Partners Aggressive Growth Fund, Inc. was made by Principal Life Insurance Company. Effective November 1, 1999, Class A, B and C shares were offered to the public and Class R shares were offered to eligible purchasers.

On June 30, 1999, the initial purchase of Class C shares of the Domestic Growth Funds were made by Principal Life Insurance Company (See Note 3). Effective June 30, 1999, the Domestic Growth Funds began offering Class C shares to the public.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions made within six years of purchase. Class C shares are sold without an initial sales charge, but are subject to a CDSC on certain redemptions made within the first twelve months of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares, Class C shares and Class R shares bear higher ongoing distribution fees than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) seven years after purchase. Class C shares do not convert into Class A shares. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) four years after purchase. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Domestic Growth Funds' respective Board of Directors. In addition, the Board of Directors of each fund declares separate dividends on each class of shares.

The Domestic Growth Funds allocate daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the period ended April 30, 2000, which are included in the corresponding captions of the Statements of Operations, were as follows:

                                                          Distribution and                              Transfer and
                                                     Shareholder Servicing Fees                    Administrative Services

                                                Class A   Class B   Class C    Class R      Class A   Class B   Class C    Class R

Principal Balanced Fund, Inc.                  $128,717  $101,200   $2,315    $ 83,968     $ 69,129    $21,214    $ 91     $18,527
Principal Blue Chip Fund, Inc.                  222,029   249,351    3,908     189,501      115,846     52,395     220      38,277
Principal Capital Value Fund, Inc.              488,414   208,308    2,121      88,599      183,596     48,808     142      36,329
Principal Growth Fund, Inc.                     611,576   506,056    6,836     186,338      205,959     63,015     291      31,649
Principal LargeCap Stock Index Fund, Inc.           447       995      926       1,241          704        205     102         102
Principal MidCap Fund, Inc.                     447,732   253,248    1,810      93,042      243,166     71,015     117      32,301
Principal Partners Aggressive Growth Fund, Inc.  24,059    36,215    7,447       7,629        4,159      1,763      78         445
Principal Partners LargeCap Growth Fund, Inc.       575       791    1,669         834          704        205     102         102
Principal Partners MidCap Growth Fund , Inc.        615       826    1,699         861          704        205     102         102
Principal Real Estate Fund, Inc.                  8,163    12,935      499      11,096        2,631        905      32         365
Principal SmallCap Fund, Inc.                    70,751    78,895    2,726      60,850       33,350     11,868     323       5,819
Principal Utilities Fund, Inc.                  118,954    78,555    1,414      30,496       47,543     12,875     109       5,815

                                                                Registration Fees

                                                     Class A   Class B    Class C   Class R

  Principal Balanced Fund, Inc.                     $ 5,807    $4,676      $  909   $ 3,551
  Principal Blue Chip Fund, Inc.                     10,067     6,082         737     5,943
  Principal Capital Value Fund, Inc.                 15,221     5,116       1,179     5,925
  Principal Growth Fund, Inc.                        11,688     5,204       1,006     5,620
  Principal LargeCap Stock Index Fund, Inc.           2,560     1,536         205     1,024
  Principal MidCap Fund, Inc.                        11,569     5,653       1,448     5,355
  Principal Partners Aggressive Growth Fund, Inc.     3,929     2,364          53     2,168
  Principal Partners LargeCap Growth Fund, Inc.       2,560     1,536         205     1,024
  Principal Partners MidCap Growth Fund, Inc.         2,560     1,536         205     1,024
  Principal Real Estate Fund, Inc.                    3,765     4,887       1,188     2,443
  Principal SmallCap Fund, Inc.                       7,457     4,004       1,230     3,190
  Principal Utilities Fund, Inc.                      4,970     3,568         823     3,032


The Domestic Growth Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

The Domestic Growth Funds record investment transactions generally one day after the trade date, except for short-term investment transactions, which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Domestic Growth Funds record dividend income on the ex-dividend date. Interest income is recognized on an accrual basis.

The Domestic Growth Funds (except Principal Partners Aggressive Growth Fund, Inc., Principal Partners LargeCap Growth Fund, Inc. and Principal Partners MidCap Growth Fund, Inc.) may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Domestic Growth Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (the
"Manager").   These  balances  may  be  invested  in  one  or  more   short-term
instruments.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Reclassifications made for Principal MidCap Fund, Inc. and Principal SmallCap Fund, Inc. for the year ended October 31, 1999 aggregated $1,219,956 and $611,523, respectively. Other reclassifications made for the period ended October 31, 1999 were not material.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes approximates that used for financial reporting purposes.

Note 3 -- Management Agreement and Transactions With Affiliates

The Domestic Growth Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rates used in this calculation for the Domestic Growth Funds are as follows:

                                                                              Net Asset Value of Funds
                                                                                    (in millions)

                                                     First             Next             Next              Next             Over
                                                     $100              $100             $100              $100             $400

   Principal Balanced Fund, Inc.                     0.60%             0.55%            0.50%            0.45%             0.40%
   Principal Blue Chip Fund, Inc.*                   0.50              0.45             0.40             0.35              0.30
   Principal Capital Value Fund, Inc.*               0.50              0.45             0.40             0.35              0.30
   Principal Growth Fund, Inc.*                      0.50              0.45             0.40             0.35              0.30
   Principal MidCap Fund, Inc.                       0.65              0.60             0.55             0.50              0.45
   Principal Real Estate Fund, Inc.                  0.90              0.85             0.80             0.75              0.70
   Principal SmallCap Fund, Inc.                     0.85              0.80             0.75             0.70              0.65
   Principal Utilities Fund, Inc.                    0.60              0.55             0.50             0.45              0.40

     * At the meetings of the shareholders of the Principal Blue Chip Fund, Inc. and Principal Capital Value Fund, Inc. held on November 2, 1999, and the meeting of shareholders of the Principal Growth Fund, Inc. held on November 9, 1999, the management fee schedules for each of these Funds were modified. The modifications were effective as of January 1, 2000. The new management fee schedule for each of these Funds is as follows:

                                                           Net Asset Value of Funds
                                                                 (in millions)

                                  First            Next              Next             Next              Over
                                  $250             $250              $250             $250             $1,000

                                 0.60%             0.55%            0.50%             0.45%            0.40%

A management fee schedule for Principal Partners Agressive Growth Fund, Inc., is summarized in the following schedule.

                                                                              Net Asset Value of Funds
                                                                                    (in millions)

                                                     First             Next             Next              Next             Over
                                                     $250              $250             $250              $250            $1,000

   Principal Partners Aggressive Growth Fund, Inc.   0.75%             0.70%            0.65%            0.60%             0.55%

A management fee schedule for Principal LargeCap Stock Index Fund, Inc., Principal Partners LargeCap Growth Fund, Inc. and Principal Partners MidCap Growth Fund, Inc. is summarized in the following schedule.

                                   Overall Fee

   Principal LargeCap Stock Index Fund, Inc.         0.35%
   Principal Partners LargeCap Growth Fund, Inc.     0.90
   Principal Partners MidCap Growth Fund, Inc.       0.90

The  Domestic   Growth  Funds  also  reimburse  the  Manager  for  transfer  and administrative services, including the cost of accounting, data processing, supplies and other services rendered.


The Manager voluntarily waives a portion of its fee for certain Funds. The waivers are in amounts that maintain total operating expenses within certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class on an annualized basis during the reporting period. The amounts waived and the operating expense limits, which were maintained at or below that shown, are as follows:

                                                                 Amount Waived for the                     Expense
                                                             Periods Ended April 30, 2000                   Limit

       Principal Blue Chip Fund, Inc.
         Class A                                                      $76,554                               1.20%
         Class B                                                       17,507                               1.95
         Class C                                                       23,975                               1.95
         Class R                                                          798                               1.70

       Principal LargeCap Stock Index Fund, Inc.
         Class A                                                       11,743                               0.80
         Class B                                                        7,994                               1.15
         Class C                                                        7,213                               1.15
         Class R                                                        6,261                               1.30

       Principal Partners Aggressive Growth Fund, Inc.
         Class A                                                       11,936                               1.60
         Class B                                                        2,781                               2.35
         Class C                                                          494                               2.35
         Class R                                                           70                               2.10

       Principal Partners LargeCap Growth Fund, Inc.
         Class A                                                        8,284                               1.80
         Class B                                                        4,716                               2.55
         Class C                                                        4,468                               2.55
         Class R                                                        4,074                               2.30

       Principal Partners MidCap Growth Fund, Inc.
         Class A                                                        8,400                               1.80
         Class B                                                        4,616                               2.55
         Class C                                                        4,312                               2.55
         Class R                                                        3,915                               2.30

       Principal Real Estate Fund, Inc.
         Class A                                                        9,566                               1.90
         Class B                                                        2,354                               2.65
         Class C                                                        3,559                               2.65
         Class R                                                        1,352                               2.40

       Principal SmallCap Fund, Inc.
         Class A                                                        2,978                               1.80
         Class B                                                          365                               2.55
         Class C                                                       11,127                               2.55
         Class R                                                          749                               2.30

The manager intends to continue the described waiver for the Funds through the period ending October 31, 2000.

Note 3 -- Management Agreement and Transactions With Affiliates (Continued)

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A, Class B and Class C share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, Class B shares at 4.00%, and Class C shares at 1.00% (.25%, 1.25% and .50% for Principal LargeCap Stock Index Fund, Inc. share classes, respectively), of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% (1.50% for Principal LargeCap Stock Index Fund, Inc.) of the offering price. The aggregate amount of these charges retained, by fund, for the periods ended April 30, 2000, were as follows:

                                                    Class A               Class B               Class C

   Principal Balanced Fund, Inc.                   $196,368               $ 62,062               $3,896
   Principal Blue Chip Fund, Inc.                   592,948                154,486                  422
   Principal Capital Value Fund, Inc.               456,527                139,446                  250
   Principal Growth Fund, Inc.                      971,424                187,123                  471
   Principal LargeCap Stock Index Fund, Inc.          5,955                  --                    --
   Principal MidCap Fund, Inc.                      577,150                169,350                  145
   Principal Partners Aggressive Growth Fund, Inc.  365,392                  7,541                  189
   Principal Partners LargeCap Growth  Fund,  Inc.   25,149                  --                    --
   Principal Partners MidCap Growth  Fund,  Inc.     25,722                  --                    --
   Principal Real Estate Fund, Inc.                  20,859                  4,882                 --
   Principal SmallCap Fund, Inc.                    303,745                 25,297                  255
   Principal Utilities Fund, Inc.                   151,320                 43,359                  269

No brokerage commissions were paid by the Domestic Growth Funds to Princor Financial Services Corporation during the period. Brokerage commissions were paid to other affiliates by the following funds:

                                                      Periods Ended                Year Ended
                                                     April 30, 2000             October 31, 1999

   Principal Balanced Fund, Inc.                         $ 3,655                   $ 10,866
   Principal Blue Chip Fund, Inc.                         28,855                     30,170
   Principal Capital Value Fund, Inc.                     65,698                    109,485
   Principal Growth Fund, Inc.                            49,856                     46,158
   Principal LargeCap Stock Index Fund, Inc.                --                          N/A
   Principal MidCap Fund, Inc.                            36,405                     53,939
   Principal Partners Aggressive Growth Fund, Inc.         2,670                        N/A
   Principal Partners LargeCap Growth  Fund,  Inc.            50                        N/A
   Principal Partners MidCap Growth  Fund,  Inc.             479                        N/A
   Principal Real Estate Fund, Inc.                        1,619                     10,580
   Principal SmallCap Fund, Inc.                           2,680                      6,230
   Principal Utilities Fund, Inc.                         13,670                      7,435


The Domestic Growth Funds bear distribution and shareholder servicing fees with respect to each class computed at an annual rate of the average daily net assets attributable to each class of each fund. The annual rate will not exceed the following limits:

                                                               Class A           Class B          Class C           Class R

     Distribution and Shareholder Servicing fees
         (except LargeCap Stock Index Fund)                    0.25%              1.00%             1.00%           0.75%
     Distribution and Shareholder Servicing fees
         LargeCap Stock Index Fund                             0.15%              0.50%             0.50%           0.65%

Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation. A portion of the fees is subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class A, Class B and Class R shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective Domestic Growth Funds which generated the excess.

At April 30, 2000, Principal Life Insurance Company, subsidiaries of Principal Life Insurance Company and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Domestic Growth Funds as follows:

                                                               Class A           Class B          Class C           Class R

     Principal Balanced Fund, Inc.                               --                --               5,460            --
     Principal Blue Chip Fund, Inc.                              --                --               3,922             --
     Principal Capital Value Fund, Inc.                       5,908,486            --               3,144             --
     Principal Growth Fund, Inc.                                 --                --               1,473             --
     Principal LargeCap Stock Index Fund, Inc.                  100,000          100,000          100,000           100,000
     Principal MidCap Fund, Inc.                                 --                --               2,184             --
     Principal Partners Aggressive Growth Fund, Inc.            100,000          100,000          100,000           100,000
     Principal Partners LargeCap Growth Fund, Inc.              100,000          100,000          100,000           100,000
     Principal Partners MidCap Growth Fund, Inc.                100,000          100,000          100,000           100,000
     Principal Real Estate Fund, Inc.                           422,404          322,240           11,642           324,785
     Principal SmallCap Fund, Inc.                               27,548          300,319            8,977           300,319
     Principal Utilities Fund, Inc.                              --                --               5,869             --


Note 4 -- Investment Transactions

For the periods ended April 30, 2000, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Domestic Growth Funds were as follows:

                                                                              Purchases                             Sales

     Principal Balanced Fund, Inc.                                          $ 63,031,615                        $ 74,376,885
     Principal Blue Chip Fund, Inc.                                          139,234,648                         128,533,954
     Principal Capital Value Fund, Inc.                                      350,707,283                         398,836,413
     Principal Growth Fund, Inc.                                             715,778,489                         722,081,968
     Principal LargeCap Stock Index Fund, Inc.                                 6,228,136                              22,678
     Principal MidCap Fund, Inc.                                             381,787,080                         414,999,929
     Principal Partners Aggressive Growth Fund, Inc.                          67,604,937                          11,801,820
     Principal Partners LargeCap Growth Fund, Inc.                             8,211,465                           2,194,676
     Principal Partners MidCap Growth Fund, Inc.                               8,930,451                           2,733,489
     Principal Real Estate Fund, Inc.                                         10,428,661                           9,954,999
     Principal SmallCap Fund, Inc.                                            80,293,032                          59,476,230
     Principal Utilities Fund, Inc.                                           82,061,173                          88,693,777

At April 30, 2000, net unrealized appreciation (depreciation) of investments by the Domestic Growth Funds was composed of the following:

                                                                                                                 Net Unrealized
                                                                                                                  Appreciation
                                                                         Gross Unrealized                        (Depreciation)
                                                          Appreciation                (Depreciation)             of Investments

     Principal Balanced Fund, Inc.                            $ 14,596,838             $ (9,724,837)            $    4,872,001
     Principal Blue Chip Fund, Inc.                             72,035,761               (6,806,608)                65,229,153
     Principal Capital Value Fund, Inc.                         58,202,926              (39,565,702)                18,637,224
     Principal Growth Fund, Inc.                               140,251,406              (26,143,424)               114,107,982
     Principal LargeCap Stock Index Fund, Inc.                     520,586                 (219,213)                   301,373
     Principal MidCap Fund, Inc.                               112,809,789              (38,723,834)                74,085,955
     Principal Partners Aggressive Growth Fund, Inc.             6,768,533               (3,154,269)                 3,614,264
     Principal Partners LargeCap Growth Fund, Inc.                 196,171                 (322,743)                  (126,572)
     Principal Partners MidCap  Growth Fund,  Inc.                 483,730                 (685,236)                  (201,506)
     Principal Real Estate Fund, Inc.                              936,735                 (443,165)                   493,570
     Principal SmallCap Fund, Inc.                              13,632,037              (15,829,640)                (2,197,603)
     Principal Utilities Fund, Inc.                             17,078,972               (9,284,471)                 7,794,501

Note 4 -- Investment Transactions

The Domestic Growth Funds held the following securities which were purchased in private placement transactions and may require registration, or an exemption therefrom, in order to effect their sale in the ordinary course of business.

                                                                                                       Value at      Value as a
                                                                             Date of                   April 30,    Percentage of
                                              Security Description         Acquisition      Cost         2000        Net Assets

  Principal Utilities Fund, Inc.         Liberty Media Group
                                           Convertible Bond                  11/18/99     $2,412,960  $2,753,520        2.29%

The Domestic  Growth  Funds'  investments  are with  various  issuers in various
industries.   The   Schedules  of   Investments   contained   herein   summarize
concentrations of credit risk by issuer and industry.

Note 5 -- Capital Share Transactions


Transactions in Capital Shares by fund were as follows:

                                                              Principal           Principal            Principal        Principal
                                                              Balanced            Blue Chip          Capital Value        Growth
                                                             Fund, Inc.          Fund, Inc.           Fund, Inc.        Fund, Inc.

  Period Ended April 30, 2000:
  Shares sold:
    Class A   .........................................         508,248          1,285,470              943,284            713,153
    Class B   .........................................         193,766            458,685              239,135            237,244
    Class C   .........................................          40,584             36,159               18,360             23,347
    Class R   .........................................         323,067            638,438              300,115            197,119
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................         414,368             97,794            2,028,077            270,565
    Class B ...........................................          82,765             26,905              181,581             54,424
     Class C   ........................................             746                218                  860                386
    Class R   .........................................          89,825             25,863              162,652             27,603
Shares redeemed:
    Class A   .........................................      (1,500,020)        (1,354,332)          (2,971,921)          (928,378)
    Class B............................................        (357,881)          (399,805)            (459,932)          (199,502)
    Class C   .........................................         (28,549)            (3,932)              (1,393)            (3,425)
    Class R   .........................................        (324,718)          (382,753)            (367,313)          (117,689)

                                Net Increase (Decrease)        (557,799)           428,710               73,505            274,847



  Periods Ended October 31, 1999:
  Shares sold:
    Class A   .........................................       1,543,354          2,598,298            2,320,532          1,698,273
    Class B   .........................................         534,435            983,832              614,916            556,338
    Class C   .........................................          16,020             13,182                7,194              6,956
    Class R   .........................................         635,088            955,361              583,231            353,782
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................         397,074             36,318            1,458,213             33,237
    Class B ...........................................          66,344              1,213              108,859                536
    Class C   .........................................              33              --                   --                 --
    Class R   .........................................          72,639              4,124               94,789              --
  Shares redeemed:
    Class A   .........................................      (1,348,209)        (1,175,462)          (2,583,273)        (1,270,168)
    Class B............................................        (279,766)          (313,216)            (364,952)          (243,384)
    Class C   .........................................             (33)               (20)                 (18)               (29)
    Class R   .........................................        (391,795)          (462,525)            (405,657)          (177,102)

                                           Net Increase       1,245,184          2,641,105            1,833,834            958,439




                                                                                                  Principal           Principal
                                                              Principal        Principal          Partners             Partners
                                                           LargeCap Stock       MidCap        Aggressive Growth     LargeCap Growth
                                                          Index Fund, Inc.    Fund, Inc.         Fund, Inc.           Fund, Inc.

  Periods Ended April 30, 2000:
  Shares sold:
    Class A   .........................................         385,030          586,634          3,571,485              329,359
    Class B   .........................................         140,908          167,052          1,280,266              138,990
    Class C   .........................................         101,444            6,405            178,522              106,181
    Class R   .........................................         137,581          100,886            536,441              119,286
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................           --             335,276              --                    --
    Class B ...........................................           --              76,731              --                    --
    Class C   .........................................           --                 166              --                    --
    Class R   .........................................           --              28,509              --                    --
  Shares redeemed:
    Class A   .........................................           --          (1,165,667)          (198,413)                (153)
    Class B   .........................................            (850)        (267,804)           (52,817)                (502)
    Class C   .........................................           --                (543)            (4,919)                --
    Class R   .........................................             (39)        (103,249)           (64,373)                --

                                 Net Increase(Decrease)         764,074         (235,604)         5,246,192             (693,161)




  Periods Ended October 31, 1999:
  Shares sold:
    Class A   .........................................             N/A        1,325,967                N/A                  N/A
    Class B   .........................................             N/A          424,898                N/A                  N/A
    Class C   .........................................             N/A            5,289                N/A                  N/A
    Class R   .........................................             N/A          206,999                N/A                  N/A
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................             N/A                3                N/A                  N/A
    Class B ...........................................             N/A                9                N/A                  N/A
    Class C   .........................................             N/A           --                    N/A                  N/A
    Class R   .........................................             N/A           --                    N/A                  N/A
  Shares redeemed:
    Class A   .........................................             N/A       (2,215,756)               N/A                  N/A
    Class B   .........................................             N/A         (502,335)               N/A                  N/A
    Class C   .........................................             N/A           --                    N/A                  N/A
    Class R   .........................................             N/A         (202,547)               N/A                  N/A

                                           Net Decrease                         (957,473)




Note 5 -- Capital Share Transactions (Continued)


Transactions in Capital Shares by fund were as follows:

                                                              Principal
                                                              Partners              Principal          Principal        Principal
                                                            MidCap Growth          Real Estate         SmallCap          Utilities
                                                             Fund, Inc.            Fund, Inc.         Fund, Inc.        Fund, Inc.

  Periods Ended April 30, 2000:
  Shares sold:
    Class A   .........................................         361,202              160,474          1,845,916            447,039
    Class B   .........................................         160,424               37,228            601,624            181,777
    Class C   .........................................         102,939                  424             53,035             13,687
    Class R   .........................................         106,340               42,752            461,538            149,733
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................           --                  17,914            362,219            417,601
    Class B ...........................................           --                   7,981            108,575             74,397
    Class C   .........................................           --                     121              2,176                625
    Class R   .........................................           --                   8,198             70,779             36,207
  Shares redeemed:
    Class A   .........................................             (22)            (115,192)          (940,411)          (782,324)
    Class B   .........................................           --                 (30,469)          (175,334)          (199,851)
    Class C   .........................................           --                    (128)            (2,641)            (1,833)
    Class R   .........................................           --                 (23,762)          (121,510)          (102,905)

                                           Net Increase         730,883              105,541          2,265,966            234,153




  Periods Ended October 31, 1999:
  Shares sold:
    Class A   .........................................             N/A              245,069          2,014,656          1,320,329
    Class B   .........................................             N/A               71,200            631,644            507,818
    Class C   .........................................             N/A               12,790             16,954             12,620
    Class R   .........................................             N/A               70,415            539,084            304,565
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................             N/A               27,713              --               171,345
    Class B ...........................................             N/A               12,295              --                19,977
    Class C   .........................................             N/A                --                 --                    12
    Class R   .........................................             N/A               13,702              --                 8,437
  Shares redeemed:
    Class A   .........................................             N/A              (91,613)          (531,725)        (1,083,938)
    Class B   .........................................             N/A              (20,911)          (159,547)          (210,456)
    Class C   .........................................             N/A                --                  (209)             --
    Class R   .........................................             N/A              (31,207)          (194,374)          (108,625)

                                           Net Increase                              309,453          2,316,483            942,084




Note 6 -- Line of Credit

The Domestic Growth Funds participate with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the funds to borrow up to $75,000,000 collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .09% on the average unused portion of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each quarter. At April 30, 2000, the Domestic Growth Funds had no outstanding borrowings under the line of credit.

Note 7 -- Futures Contracts

The Domestic Growth Funds may enter into futures contracts as a hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included in the net unrealized appreciation (depreciation) of investments on the Statement of Assets and Liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund's cost basis in the contract.


April 30, 2000

SCHEDULES OF INVESTMENTS


GROWTH FUNDS (DOMESTIC)

PRINCIPAL BALANCED FUND, INC.


                                              Shares
                                               Held                Value



Common Stocks (64.82%)

Accounting, Auditing, &
Bookkeeping (0.72%)
   Paychex, Inc.                               19,500           $ 1,026,188

Air Transportation, Scheduled (0.07%)
   Ryanair Holdings PLC ADR                     2,400(a)             97,800

Auto & Home Supply Stores (0.30%)
   Autozone, Inc.                              18,600(a)            426,638

Bakery Products (0.36%)
   Sara Lee Corp.                              33,800               507,000

Beverages (0.71%)
   PepsiCo, Inc.                               24,900               913,518
   Seagram Co. Ltd.                             1,700                91,800
                                                                  ---------
                                                                  1,005,318
Blast Furnace & Basic Steel
Products (0.04%)
   Pohang Iron & Steel ADR                      2,900                60,900

Cable & Other Pay TV Services (1.37%)
   Comcast Corp.                               31,200             1,249,950
   MediaOne Group, Inc.                         7,850(a)            593,656
   United Pan-Europe
     Communications NV ADR                      2,600(a)             95,063
                                                                  ---------
                                                                  1,938,669
Chemicals & Allied Products (0.23%)
   Dow Chemical Co.                             2,900               327,700

Commercial Banks (3.61%)
   ABN-AMRO Holdings NV ADR                     8,100               168,581
   Bank of America Corp.                        9,700               475,300
   Chase Manhattan Corp.                        6,900               497,230
   Dresdner Bank AG ADR                         1,200                49,864
   Fifth Third Bancorp                         13,800               871,125
   First Union Corp.                           14,692               468,308
   Fleet Boston Financial Corp.                13,240               469,193
   HSBC Holdings PLC                            1,700                97,219
   National Australia Bank Ltd.,  ADR           1,400                95,463
   PNC Financial Corp.                          8,500               370,813
   Royal Bank of Canada                         2,000                94,000
   San Paol IMI SPA ADR                         4,300               125,775
   State Street Corp.                           5,300               513,437
   The Bank of Tokyo-Mitsubishi Ltd. ADR       11,500               148,781
   Wells Fargo Co.                             16,700               685,743
                                                                  ---------
                                                                  5,130,832
Commercial Printing (0.22%)
   Creo Products, Inc.                          1,900(a)             68,875
   R.R. Donnelley & Sons Co.                   11,700               248,625
                                                                    -------
                                                                    317,500
Communications Equipment (3.99%)
   Alcatel ADR                                  4,200           $   190,838
   Canon, Inc. ADR                              5,100               236,831
   Ericsson LM Telefon ADR                      2,400               212,250
   Koninklijke Philips Electronic               7,000               312,375
   Korea Telecom Corp. ADR                        800                27,600
   Lucent Technologies, Inc.                    7,400               460,188
   Motorola, Inc.                               5,770               686,991
   Nortel Networks Corp.                       15,300             1,732,725
   Qualcom, Inc.                                2,900(a)            314,469
   Siemens AG- Unsponsored ADR                    850               125,712
   Tellabs, Inc.                               24,900(a)          1,364,830
                                                                  ---------
                                                                  5,664,809
Computer & Data Processing Services (4.49%)
   3COM Corp.                                   5,400(a)            212,963
   America Online, Inc.                         5,600(a)            334,950
   Baltimore Technologies PLC ADR                 800(a)             84,800
   BMC Software, Inc.                           9,700(a)            454,081
   Compuware Corp.                             12,100(a)            152,006
   Electronic Data Systems Corp.               12,500               859,375
   First Data Corp.                            17,000               827,688
   Microsoft Corp.                             14,900(a)          1,039,275
   Oracle Systems Corp.                         4,700(a)            375,706
   Sun Microsystems, Inc.                      18,300(a)          1,682,455
   Synopsys, Inc.                               2,800(a)            117,600
   Unisys Corp.                                 8,600(a)            199,413
   Via Net.works, Inc.                          1,900(a)            37,881
                                                                  ---------
                                                                  6,378,193
Computer & Office Equipment (7.40%)
   Automatic Data Processing, Inc.             13,600               731,850
   Cabletron Systems, Inc.                     14,400(a)            329,400
   Cisco Systems, Inc.                         56,600(a)          3,923,971
   Compaq Computer Corp.                       25,700               751,725
   Dell Computer Corp.                          9,000(a)            451,125
   EMC Corp.                                    9,300(a)          1,292,119
   Gateway, Inc.                               12,800(a)            707,200
   Hewlett-Packard Co.                          7,100               958,500
   Hitachi Ltd.  ADR                              900               110,531
   International Business Machines Corp.        8,300               926,488
   NEC Corp. ADR                                2,000               272,125
   Orbotech Ltd. ADR                              700(a)             59,675
                                                                 ----------
                                                                 10,514,709
Consumer Products (0.49%)
   Fortune Brands, Inc.                        13,500               337,500
   Hanson PLC ADR                               2,100                76,781
   Philip Morris Cos., Inc.                    12,800               280,000
                                                                    -------
                                                                    694,281
Crude Petroleum & Natural Gas (0.52%)
   Texaco, Inc.                                14,900               737,550

Department Stores (1.01%)
   Kohl's Corp.                                20,400(a)            979,200
   Wal-Mart Stores, Inc.                        8,100               448,538
                                                                  ---------
                                                                  1,427,738
Dimension Stone (0.05%)
   Potash Corp. of Saskatchewan                 1,200                64,575

Drugs (5.63%)
   Abbott Laboratories                         20,800           $   799,500
   American Home Products Corp.                14,000               786,625
   Astrazeneca Group PLC ADR                    2,500               105,313
   Aventis ADR                                  3,000               168,750
   Bristol-Myers Squibb Co.                    27,800             1,457,762
   Elan Corp. PLC ADR                           4,200(a)            180,075
   Glaxo Wellcome PLC ADR                       1,000                62,813
   Johnson & Johnson                           11,000               907,500
   Merck & Co., Inc.                           12,400               861,800
   Pfizer, Inc.                                49,400             2,080,975
   Pharmacia Corp.                             11,543               576,428
                                                                  ---------
                                                                  7,987,541
Electric Services (1.21%)
   Central & Southwest Corp.                   25,500               553,031
   Dominion Resources, Inc.                     8,900               400,500
   Potomac Electric Power Co.                  13,800               323,438
   Reliant Energy, Inc.                        16,600               441,975
                                                                  ---------
                                                                  1,718,944
Electrical Industrial Apparatus (0.52%)
   Emerson Electric Co.                        13,400               735,325

Electronic Components &
Accessories (3.66%)
   Intel Corp.                                 25,500             3,233,719
   Maxim Integrated Products, Inc.             17,700(a)          1,147,181
   STMicroelectronics NV                        1,100               208,656
   Texas Instruments                            3,700               602,638
                                                                  ---------
                                                                  5,192,194
Farm & Garden Machinery (0.02%)
   CNH Global NV                                2,600                35,100

Fats & Oils (0.23%)
   Archer Daniels Midland Co.                  33,077               328,703

Federal & Federally-Sponsored
Credit (1.18%)
   Federal National Mortgage Association       27,800             1,676,687

Finance Services (0.08%)
   Nomura Securities Co. Ltd. ADR                 460               115,775

Fire, Marine & Casualty Insurance (1.72%)
   American International Group, Inc.          15,400             1,689,188
   Berkshire Hathaway, Inc., Class A                4(a)            237,200
   Hartford Financial Services Group, Inc.      4,800               250,500
   Loews Corp.                                  4,800               264,600
                                                                  ---------
                                                                  2,441,488
Furniture & Home Furnishings Store (0.84%)
   Bed Bath & Beyond, Inc.                     32,500(a)          1,192,344

General Industrial Machinery (0.24%)
   Pall Corp.                                  15,100               336,919

Grain Mill Products (0.25%)
   Ralston-Ralston Purina Group                20,300               359,056

Groceries & Related Products (1.00%)
   SYSCO Corp.                                 35,600             1,339,450
   Unilever PLC ADR                             3,200                79,600
                                                                  ---------
                                                                  1,419,050
Grocery Stores (0.36%)
   Albertson's, Inc.                           15,881           $   517,125

Heavy Construction (0.07%)
   Vivendi ADR                                  4,700                93,196

Hospitals (0.21%)
   Tenet Healthcare Corp.                      11,500               293,250

Household Appliances (2.26%)
   General Electric Co.                        20,400             3,207,900

Household Audio & Video
Equipment (0.10%)
   Sony Corp. ADR                                 600               135,375

Industrial Inorganic Chemicals (0.50%)
   Eastman Chemical Co.                         5,550               290,334
   Praxair, Inc.                                9,600               426,600
                                                                    -------
                                                                    716,934
Investment Offices (0.07%)
   Amvescap PLC                                 1,400               100,100

Life Insurance (0.50%)
   Axa ADR                                      2,840               217,970
   ING Groep NV ADR                             3,900               214,256
   Lincoln National Corp.                       7,900               275,019
                                                                    -------
                                                                    707,245
Lumber & Other Building
Materials (0.92%)
   Home Depot, Inc.                            23,400             1,311,862

Machinery, Equipment & Supplies (0.43%)
   Grainger (W. W.), Inc.                      14,100               611,588
Management & Public Relations (0.28%)
   Dun & Bradstreet Corp.                      13,400               403,675

Measuring & Controlling Devices (0.46%)
   Agilent Technologies, Inc.                   2,384(a)            211,282
   JDS Uniphase Corp.                           4,200(a)            435,750
                                                                    -------
                                                                    647,032
Meat Products (0.13%)
   Tyson Foods, Inc.                           17,550               183,178

Medical Instruments & Supplies (1.59%)
   Becton, Dickinson & Co.                      7,800               199,875
   Guidant Corp.                               26,600(a)          1,526,175
   St. Jude Medical, Inc.                      16,950(a)            528,628
                                                                  ---------
                                                                  2,254,678
Medical Services & Health
Insurance (0.30%)
   Aon Corp.                                    5,500               148,844
   Pacificare Health Systems, Inc.              5,400(a)            277,762
                                                                    -------
                                                                    426,606
Miscellaneous Apparel & Accessories (0.08%)
   Energizer Holdings, Inc.                     6,766(a)            115,445

Miscellaneous Chemical Products (0.49%)
   Du Pont (E.I.) De Nemours                   14,653               695,102

Miscellaneous Converted Paper
Products (0.48%)
   Minnesota Mining & Mfg. Co.                  7,800           $   674,700

Miscellaneous Food & Kindred
Products (0.06%)
   Groupe Danone                                2,000                89,750

Miscellaneous Furniture & Fixtures (0.31%)
   Newell Rubbermaid, Inc.                     17,200               433,225

Miscellaneous Manufacturers (0.38%)
   Tyco International Ltd.                     11,900               546,656

Miscellaneous Non-Durable Goods (0.11%)
   Diageo PLC ADR                               4,500               153,000

Miscellaneous Shopping Goods (0.70%)
   Staples, Inc.                               52,400(a)            998,875

Miscellaneous Transportation (0.21%)
   FMC Corp.                                    5,200(a)            302,575

Motion Picture Production & Services (0.19%)
   Walt Disney Co.                              6,200               268,538

Newspapers (0.12%)
   News Corp. Ltd. ADR                          2,300               118,306
   United News & Media PLC ADR                  2,400                57,600
                                                                    -------
                                                                    175,906
Oil & Gas Field Services (0.57%)
   Diamond Offshore Drilling                    8,800               354,750
   Petroleum Geo-Services ADR                   4,700(a)             76,375
   Schlumberger Ltd.                            4,900               375,156
                                                                    -------
                                                                    806,281
Paper Mills (0.56%)
   Fort James Corp.                            15,362               367,728
   Kimberly Clark Corp.                         7,400               429,662
                                                                    -------
                                                                    797,390
Petroleum Refining (1.48%)
   Amerada Hess Corp.                           3,500               222,688
   BP Amoco PLC                                12,248               624,648
   Conoco, Inc., Class B                       13,803               343,350
   Exxon Mobil Corp.                            9,000               699,187
   Total Fina Elf ADR                           2,800               211,750
                                                                  ---------
                                                                  2,101,623
Pulp Mills (0.16%)
   Boise Cascade Corp.                          7,100               231,194

Radio & Television Broadcasting (0.08%)
   Carlton Communications PLC ADR                 900                54,450
   Grupo Televisa SA GDR                        1,000(a)             63,438
                                                                    -------
                                                                    117,888
Research & Testing Services (0.07%)
   Qiagen NV ADR                                  700(a)          $ 101,588

Rubber & Plastics Footwear (0.48%)
   Nike, Inc.                                  15,800               686,313

Sanitary Services (0.20%)
   Waste Management, Inc.                      17,642               280,067

Savings Institutions (2.06%)
   Citigroup, Inc.                             49,150             2,921,352

Security Brokers & Dealer (0.29%)
   Bear Stearns Cos., Inc.                      4,968               213,003
   Morgan Stanley Dean Witter & Co.             2,500               191,875
                                                                    -------
                                                                    404,878
Telegraph & Other Communications (0.02%)
   Sonera Corp. ADR                               600                32,700

Telephone Communication (5.30%)
   360networks, Inc.                            8,169(a)            124,067
   AT&T Corp.                                  24,950             1,164,852
   AT&T Wireless Group                         10,000(a)            318,125
   Alltel Corp.                                 6,900               459,713
   BellSouth Corp.                             13,600               662,150
   British Telecommunications PLC ADR             720               131,760
   Cable & Wireless PLC ADR                     2,300               113,563
   GTE Corp.                                   11,400               772,350
   Hellenic Telecom Organization SA ADR         7,300                85,319
   Jazztel PLC ADS                                400(a)             20,800
   Koninklijke KPN NV ADR                       1,530               156,060
   MCI Worldcom, Inc.                          41,800(a)          1,899,287
   Nokia Corp. ADR, Class A                     3,600               204,750
   NTT Docomo, Inc. ADR                           600               102,600
   SBC Communications, Inc.                    14,170               620,823
   Sprint Corp.                                 5,800               356,700
   Telecom Corp. of New Zealand Ltd. ADR        2,800                95,025
   Telecomunicacoes De Sao Palo                 1,600                40,400
   Versatel Telecom International ADR           2,000(a)             80,875
   Vodafone Group PLC ADR                       2,500               117,500
                                                                  ---------
                                                                  7,526,719
Tires & Inner Tubes (0.08%)
   Rhodia SA ADR                                5,800               109,475

                                  Total Common Stocks            92,040,510



                                        Principal
                                         Amount         Value


Bonds (18.33%)

Beverages (0.68%)
   Seagram Co., Ltd. Notes;
      6.50%; 4/1/2003                 $1,000,000   $   957,272

Blast Furnace & Basic Steel
Products (0.72%)
   Carpenter Technology Corp.
     Medium-Term Notes;
     6.99%; 4/20/2018                  $ 800,000   $   716,432
   Quanex Corp. Convertible
     Subordinated Debentures;
     6.88%; 6/30/2007                    350,000       305,375
                                                     ---------
                                                     1,021,807
Commercial Banks (1.59%)
   NationsBank Corp.
     Subordinated Notes;
     7.80%; 9/15/2016                  2,300,000     2,251,937

Communications Equipment (0.88%)
   Motorola, Inc. Debentures;
     7.50%; 5/15/2025                  1,291,000     1,244,623

Computer & Office Equipment (1.63%)
   Seagate Technology, Inc.
     Senior Notes; 7.13%; 3/1/2004     1,750,000     1,600,818
     Senior Notes; 7.37%; 3/1/2007       813,000       709,910
                                                     ---------
                                                     2,310,728
Consumer Products (1.03%)
   Philip Morris Cos., Inc. Notes;
     7.25%; 9/15/2001                  1,500,000     1,466,017

Department Stores (1.40%)
   Dillard's, Inc. Notes;
     6.43%; 8/1/2004                   1,500,000     1,321,299
     7.38%; 6/1/2006                     772,000       664,297
                                                     ---------
                                                     1,985,596
Farm & Garden Machinery (0.80%)
   Deere & Co. Senior Debentures;
     8.50%; 1/9/2022                   1,100,000     1,137,980

Fire, Marine & Casualty Insurance (0.76%)
   St. Paul Cos., Inc.
     Medium-Term Notes, Series C;
     6.38%; 12/15/2008                 1,200,000     1,082,892

Funeral Service & Crematories (1.19%)
   Service Corp. International Notes;
     6.75%; 6/1/2001                   1,961,000     1,686,460

General Industrial Machinery (1.03%)
   Ingersoll-Rand Medium-Term Notes;
     6.46%; 11/19/2003                 1,000,000       960,159
   Timken Co. Medium-Term Notes;
     7.30%; 8/13/2002                    500,000       495,644
                                                     ---------
                                                     1,455,803
Medical Services & Health
Insurance (0.27%)
   Aetna Services, Inc. Notes;
     6.38%; 8/15/2003                    400,000       378,546

Miscellaneous Investing (1.00%)
   Kimco Realty Corp. Senior Notes;
     6.50%; 10/1/2003                  1,500,000     1,418,922

Paper & Paper Products (0.33%)
   Boise Cascade Office Products Corp.
     Notes; 7.05%; 5/15/2005           $ 500,000   $   467,554

Petroleum & Petroleum Products (1.01%)
   Enron Corp. Notes;
     6.75%; 9/1/2004                   1,500,000     1,436,940

Railroads (0.81%)
   Norfolk Southern Debentures;
     9.00%; 3/1/2021                   1,100,000     1,153,553

Security Brokers & Dealers (1.39%)
   Lehman Brothers, Inc. Senior
     Subordinated Notes;
     6.13%; 2/1/2001                   1,000,000       989,179
     7.25%; 4/15/2003                  1,000,000       979,973
                                                     ---------
                                                     1,969,152
Surety Insurance (1.82%)
   Allstate Corp. Debentures;
     6.75%; 5/15/2018                  2,000,000     1,715,760
   MBIA, Inc. Debentures;
     7.00%; 12/15/2025                 1,000,000       873,707
                                                     ---------
                                                     2,589,467
Trucking & Courier Services,
Except Air (0.00%)
   Builders Transport, Inc. Convertible
     Subordinated Debentures;
     6.50%; 5/1/2011                     306,000(b)        765


                                     Total Bonds    26,016,014


       Description of Issue             Principal

  Type        Rate       Maturity        Amount        Value


Federal Home Loan Mortgage Corporation (FHLMC)
Certificates (3.77%)

FHLMC     6.00%   1/1/2029           $   935,265   $   858,755
FHLMC     6.50    10/1/2027-1/1/2029   3,415,997     3,209,179
FHLMC     7.00    12/1/2027            1,289,849     1,289,849


                        Total FHLMC Certificates     5,357,783

Government National Mortgage Association (GNMA)
Certificates (3.50%)

GNMA II   6.00    6/20/2026-7/1/2029   5,236,437     4,972,944

Asset-Backed Securities (6.15%)

Mortgage Pass-Through Securities (5.45%)
   DLJ Commercial Mortgage Corp.
     Mortgage Pass-Through Cert.,
     Class A-1B, Series 1998-CF1;
     6.41%; 2/18/2008                 $2,100,000   $ 1,929,790
     Mortgage Pass-Through Cert.,
     Class A-2, Series 1998-CF1;
     6.59%; 2/15/2008                    700,000       645,509
   First Union Commercial Mortgage Trust
     Commercial Mortgage Pass-Through
     Cert., Series 1999-C1, Class B;
     6.22%; 12/15/2008                 1,435,000     1,296,158
   GMAC Commercial Mortgage Securities,
     Inc. Mortgage Pass-Through Cert.,
     Series 1998-C2, Class C;
     6.50%; 8/15/2008                  2,000,000     1,823,300
   J.P. Morgan Commercial Mortgage Fin.
     Corp. Mortgage Pass-Through Cert.,
     Series 97-C5, Class A-2;
     7.06%; 9/15/2029                    220,000       214,822
     Corp. Mortgage Pass-Through Cert.,
     Series 1999-C7, Class B;
     6.66%; 10/15/2035                   450,000       416,680
   Morgan Stanley Capital I, Inc. Commercial
     Mortgage, Series 1999-RM1, Class B;
     6.81%; 12/15/2031                 1,500,000     1,410,469
                                                     ---------
                                                     7,736,728
Personal Credit Institutions (0.70%)
   Chase Manhattan Credit Card Master Trust
     Asset-Backed Certificates, Series 97-2,
     Class A; 6.30%; 4/15/2003         1,000,000       999,220


                     Total Asset-Backed Securities   8,735,948

Commercial Paper (3.25%)

Personal Credit Institutions (3.25%)
 Investment in Joint Trade Account,
   Associates Corp.; 6.04%; 5/1/2000  $4,621,759   $ 4,621,759




            Total Portfolio Investments (99.82%)   141,744,958

Cash, receivables and other assets,
   net of liabilities (0.18%)                          252,091


                      Total Net Assets (100.00%)  $141,997,049


(a)      Non-income producing security - No dividend paid during the period.
(b)      Non-income producing - Security in default.


PRINCIPAL BLUE CHIP FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (99.03%)

Beverages (4.66%)
   Anheuser-Busch Cos., Inc.             108,400   $ 7,648,975
   PepsiCo, Inc.                         159,200     5,840,650
                                                    ----------
                                                    13,489,625
Commercial Banks (3.35%)
   Fleet Boston Financial Corp.           99,200     3,515,400
   J.P. Morgan & Co., Inc.                48,300     6,200,512
                                                     ---------
                                                     9,715,912
Communications Equipment (3.12%)
   Motorola, Inc.                         75,900     9,036,844

Computer & Data Processing
Services (7.39%)
   Microsoft Corp.                        85,000(a)  5,928,750
   Oracle Systems Corp.                  125,600(a) 10,040,150
   Sun Microsystems, Inc.                 59,000(a)  5,424,313
                                                    ----------
                                                    21,393,213
Computer & Office Equipment (17.61%)
   Automatic Data Processing, Inc.       188,900    10,165,181
   Cisco Systems, Inc.                   160,400(a) 11,120,231
   Dell Computer Corp.                   174,500(a)  8,746,813
   EMC Corp.                              68,500(a)  9,517,219
   Hewlett-Packard Co.                    84,800    11,448,000
                                                    ----------
                                                    50,997,444
Department Stores (3.25%)
   Wal-Mart Stores, Inc.                 169,800     9,402,675

Drugs (8.45%)
   American Home Products Corp.           84,300     4,736,606
   Bristol-Myers Squibb Co.               30,000     1,573,125
   Johnson & Johnson                      95,900     7,911,750
   Merck & Co., Inc.                     121,200     8,423,400
   Pharmacia Corp.                        36,530     1,824,217
                                                    ----------
                                                    24,469,098
Eating & Drinking Places (2.52%)
   McDonald's Corp.                      191,500     7,300,937

Electrical Industrial Apparatus (2.49%)
   Emerson Electric Co.                  131,400     7,210,575

Electronic Components &
Accessories (3.28%)
   Intel Corp.                            74,900     9,498,256

Fire, Marine & Casualty Insurance (3.23%)
   American International Group, Inc.     85,168     9,341,865

Gas Production & Distribution (3.06%)
   Williams Cos., Inc.                   237,100     8,846,794

Groceries & Related Products (2.13%)
   SYSCO Corp.                           163,800     6,162,975

Household Appliances (4.12%)
   General Electric Co.                   75,800    11,919,550

Medical Instruments & Supplies (1.91%)
   Becton, Dickinson & Co.               215,300   $ 5,517,063

Miscellaneous Chemical Products (2.21%)
   Du Pont (E.I.) De Nemours             135,000     6,404,062

Miscellaneous Converted Paper
Products (1.60%)
   Minnesota Mining & Mfg. Co.            53,700     4,645,050

Newspapers (2.35%)
   New York Times Co., Class A           165,200     6,804,175

Personal Credit Institutions (1.06%)
   Capital One Financial Corp.            70,400     3,080,000

Petroleum Refining (5.23%)
   Exxon Mobil Corp.                     103,419     8,034,364
   Royal Dutch Petroleum Co. ADR         123,800     7,103,025
                                                    ----------
                                                    15,137,389
Savings Institutions (3.27%)
   Citigroup, Inc.                       159,500     9,480,281

Security Brokers & Dealers (0.89%)
   Morgan Stanley Dean Witter & Co.       33,500     2,571,125

Special Industry Machinery (3.17%)
   Applied Materials, Inc.                90,200(a)  9,183,487

Telephone Communication (8.68%)
   AT&T Corp.                            164,150     7,663,753
   AT&T Wireless Group                    55,000(a)  1,749,688
   Alltel Corp.                           71,200     4,743,700
   GTE Corp.                              63,900     4,329,225
   Sprint Corp.                          108,200     6,654,300
                                                    ----------
                                                    25,140,666


                             Total Common Stocks   286,749,061

                                        Principal
                                         Amount         Value


Commercial Paper (1.17%)

Personal Credit Institutions (1.17%)
   Investment in Joint Trade Account,
     Associates First Capital Corp.;
     6.04%; 5/1/2000                  $3,401,571   $ 3,401,571

           Total Portfolio Investments (100.20%)   290,150,632

Liabilities, net of cash, receivables and
   other assets (-0.20%)                              (598,452)


                      Total Net Assets (100.00%)  $289,552,180



(a) Non-income producing security - No dividend paid during the period.


PRINCIPAL CAPITAL VALUE FUND, INC.


                                          Shares
                                           Held         Value


Common Stocks (97.37%)

Aircraft & Parts (1.68%)
   Honeywell International, Inc.         164,000   $ 9,184,000

Bakery Products (0.78%)
   Sara Lee Corp.                        286,600     4,299,000

Beverages (3.49%)
   PepsiCo, Inc.                         292,000    10,712,750
   Seagram Co. Ltd.                      156,200     8,434,800
                                                    ----------
                                                    19,147,550
Combination Utility Services (1.16%)
   Montana Power Co.                     144,700     6,375,844

Commercial Banks (12.56%)
   Bank of America Corp.                 236,800    11,603,199
   Bank One Corp.                        397,964    12,137,902
   Chase Manhattan Corp.                 175,000    12,610,938
   Comerica, Inc.                        253,500    10,742,063
   Fleet Boston Financial Corp.          305,500    10,826,156
   PNC Financial Corp.                   250,400    10,923,700
                                                    ----------
                                                    68,843,958
Communications Equipment (2.22%)
   Motorola, Inc.                        102,000    12,144,375

Computer & Data Processing (2.56%)
   Electronic Data Systems Corp.          87,335     6,004,281
   First Data Corp.                      121,200     5,900,925
   3COM Corp.                             54,500(a)  2,149,344
                                                    ----------
                                                    14,054,550
Computer & Office Equipment (5.74%)
   Compaq Computer Corp.                 242,800     7,101,900
   Hewlett-Packard Co.                    76,300    10,300,500
   Pitney Bowes, Inc.                    343,500    14,040,563
                                                    ----------
                                                    31,442,963
Consumer Products (1.90%)
   Fortune Brands, Inc.                  415,500    10,387,500

Crude Petroleum & Natural Gas (2.90%)
   Texaco, Inc.                          321,200    15,899,400

Department Stores (2.33%)
   Sears, Roebuck & Co.                  246,200     9,017,075
   Target Corp.                           56,400     3,754,125
                                                    ----------
                                                    12,771,200
Drugs (7.09%)
   Abbott Laboratories                   345,100    13,264,781
   American Home Products Corp.          170,600     9,585,588
   Merck & Co., Inc.                     230,700    16,033,649
                                                    ----------
                                                    38,884,018
Electric Services (6.56%)
   AES Corp.                             113,400(a) 10,198,913
   Duke Energy Corp.                     192,000    11,040,000
   Enron Corp.                           211,000    14,704,062
                                                    ----------
                                                    35,942,975
Electrical Industrial Apparatus (2.57%)
   Emerson Electric Co.                  256,500   $14,075,438

Electronic Components &
Apparatus (3.59%)
   Analog Devices, Inc.                       97     7,504,581
   LSI Logic Corp.                       102,700(a)  6,418,750
   Micron Technology, Inc.                41,000(a)  5,709,250
                                                    ----------
                                                    19,632,581
Forest Products (2.64%)
   Weyerhaeuser Co.                      271,100    14,486,906

Groceries & Related Products (2.15%)
   SYSCO Corp.                           313,500    11,795,438

Grocery Stores (1.11%)
   Albertson's, Inc.                     187,200     6,095,700

Highway & Street
Construction (1.67%)
   Halliburton Co.                       206,800     9,137,975

Life Insurance (2.05%)
   American General Corp.                200,600    11,233,600

Measuring & Controlling
Devices (1.30%)
   Teradyne, Inc.                         64,700(a)  7,117,000

Miscellaneous Chemical
Products (1.28%)
   Du Pont (E.I.) De Nemours             147,500     6,997,031

Miscellaneous Converted
Paper Products (1.17%)
   Minnesota Mining & Mfg. Co.            74,000     6,401,000

Motor Vehicles & Equipment (1.73%)
   General Motors Corp.                  101,300     9,484,213

Paper Mills (2.77%)
   Kimberly Clark Corp.                  261,500    15,183,344

Petroleum Refining (6.11%)
   Chevron Corp.                         204,500    17,408,062
   Exxon Mobil Corp.                     207,300    16,104,619
                                                    ----------
                                                    33,512,681
Primary Non-Ferrous Metal (3.02%)
   Alcoa, Inc.                           255,400    16,569,075

Rental of Railroad Cars (1.51%)
   GATX Corp.                            231,192     8,265,114

Savings Institutions (1.25%)
   Citigroup, Inc.                       115,100     6,841,256

Search & Navigational Equipment (1.08%)
   Raytheon Co.                          258,000     5,917,875

Security Brokers & Dealers (1.10%)
   Morgan Stanley Dean Witter & Co.       78,800   $ 6,047,900

Telephone Communications (8.30%)
   AT&T Corp.                            330,750    15,441,890
   Alltel Corp.                           93,800     6,249,425
   GTE Corp.                              84,800     5,745,200
   MCI Worldcom, Inc.                    267,800(a) 12,168,162
   Sprint Corp.                           95,300     5,860,950
                                                    ----------
                                                    45,465,627

                             Total Common Stocks   533,637,087


                                        Principal
                                         Amount         Value


Commercial Paper (2.21%)

Personal Credit Institutions (2.21%)
 Investment in Joint Trade Account,
   Associates Corp.; 6.04%; 5/1/2000  $8,097,767   $ 8,097,767
   Norwest Financial Inc.;
     5.99%; 5/1/2000                   4,020,312     4,023,661
                                                    ----------
                          Total Commercial Paper    12,121,428


           Total Portfolio Investments (99.58%)    545,758,516

Cash, receivables and other assets,
   net of liabilities (0.42%)                        2,294,474


                     Total Net Assets (100.00%)   $548,052,989



(a) Non-income producing security - No dividend paid during the period.

PRINCIPAL GROWTH FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (98.85%)

Accounting, Auditing, &
Bookkeeping (2.59%)
   Paychex, Inc.                         344,400   $18,124,050

Cable & Other Pay TV Services (2.62%)
   Comcast Corp.                         456,900(a) 18,304,556

Commercial Banks (4.13%)
   Fifth Third Bancorp.                  247,700    15,636,062
   State Street Corp.                    137,000    13,271,875
                                                    ----------
                                                    28,907,937
Communications Equipment (7.11%)
   Motorola, Inc.                              1           119
   Nortel Networks Corp.                 271,600    30,758,700
   Qualcom, Inc.                          51,300(a)  5,562,844
   Tellabs, Inc.                         244,400(a) 13,396,175
                                                    ----------
                                                    49,717,838
Computer & Data Processing
Services (6.90%)
   America Online, Inc.                   98,800(a)  5,909,475
   Microsoft Corp.                       176,500(a) 12,310,875
   Sun Microsystems, Inc.                326,600(a) 30,026,787
                                                    ----------
                                                    48,247,137
Computer & Office Equipment  (15.66%)
   Automatic Data Processing, Inc.         240,400 $12,936,525
   Cisco Systems, Inc.                   879,000(a) 60,939,422
   EMC Corp.                             165,800(a) 23,035,837
   Gateway, Inc.                         227,100(a) 12,547,275
                                                    ----------
                                                    09,459,059
Department Stores (2.20%)
   Kohl's Corp.                          321,200(a) 15,417,600

Drugs (7.94%)
   Bristol-Myers Squibb Co.              289,400    15,175,412
   Pfizer, Inc.                          873,300    36,787,763
   Johnson & Johnson                      43,000     3,547,500
                                                    ----------
                                                    55,510,675
Electronic Components &
Accessories (10.35%)
   Intel Corp.                           329,000    41,721,313
   Linear Technology Corp.               190,000    10,853,750
   Maxim Integrated Products, Inc.       140,100(a)  9,080,231
   Texas Instruments                      65,600    10,684,600
                                                    ----------
                                                    72,339,894
Federal & Federally Sponsored
 Credit (2.91%)
  Federal National Mortgage Association  337,900    20,379,594

Fire, Marine & Casualty Insurance (3.29%)
   American International Group, Inc.    209,800    23,012,438

Furniture & Home Furnishings
Stores (3.01%)
   Bed Bath & Beyond, Inc.               573,200(a) 21,029,275

Groceries & Related Products (2.36%)
   SYSCO Corp.                           439,400    16,532,425

Household Appliances (4.59%)
   General Electric Co.                  204,200   $32,110,450

Lumber & Other Building
Materials (3.33%)
   Home Depot, Inc.                      415,000    23,265,938

Measuring & Controlling Devices (1.08%)
   JDS Uniphase Corp.                     72,700(a)  7,542,625

Medical Instruments & Supplies (3.85)
   Guidant Corp.                         469,500(a) 26,937,563

Miscellaneous Shopping Goods
Stores (2.56%)
   Staples, Inc.                         940,000(a) 17,918,750

Savings Institutions (4.98%)
   Citigroup, Inc.                       586,275    34,846,720

Telephone Communication (7.39%)
   AT&T Corp.                            220,895    10,313,035
   BellSouth Corp.                       240,600    11,714,213
   MCI Worldcom, Inc.                    517,943(a) 23,534,035
   Sprint Corp.                          100,000     6,150,000
                                                    ----------
                                                    51,711,283


                             Total Common Stocks   691,315,807


                                        Principal
                                         Amount         Value


Commercial Paper (1.13%)

Personal Credit Institutions (1.13%)
 Investment in Joint Trading Account,
   Associates First Corp;
    6.04%; 5/1/2000                   $7,885,968    $7,885,968


            Total Portfolio Investments (99.98%)   699,201,775

Cash, receivables and other assets,
   net of liabilities (0.02%)                          125,693


                      Total Net Assets (100.00%)  $699,327,468



(a)      Non-income producing security - No dividend paid during the period.

PRINCIPAL LARGECAP STOCK INDEX FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (79.14%)

Accounting, Auditing &
Bookkeeping (0.08%)
   Paychex, Inc.                             131     $   6,894

Advertising (0.20%)
   Interpublic Group of Cos., Inc.           149         6,109
   Omnicom Group, Inc.                        94         8,560
   Young & Rubicam, Inc.                      23         1,281
                                                        ------
                                                        15,950
Air Transportation, Scheduled (0.22%)
   AMR Corp.                                  50(a)      1,703
   Delta Air Lines, Inc.                      69         3,640
   FedEx Corp.                               154(a)      5,804
   Southwest Airlines Co.                    270         5,856
   US Airways Group, Inc.                     24(a)        667
                                                        ------
                                                        17,670
Aircraft & Parts (0.93%)
   B.F. Goodrich Co.                          37         1,179
   Boeing Co.                                464        18,415
   General Dynamics Corp.                    106         6,201
   Honeywell International, Inc.             423        23,688
   Northrop Grumman Corp.                     23         1,630
   Rockwell International Corp.              101         3,977
   Textron, Inc.                              80         4,955
   United Technologies Corp.                 254        15,796
                                                        ------
                                                        75,841
Auto & Home Supply Stores (0.01%)
   Autozone, Inc.                             49(a)      1,124

Automotive Rentals, No Drivers (0.01%)
   Ryder Systems, Inc.                        22           488

Bakery Products (0.09%)
   Sara Lee Corp.                            487         7,305

Beer, Wine & Distilled Beverages (0.02%)
   Brown-Forman Corp.                         23         1,255

Beverages (1.54%)
   Adolph Coors Co., Class B                  12     $     612
   Anheuser-Busch Cos., Inc.                 248        17,500
   Coca-Cola Co.                           1,322        62,217
   Coca-Cola Enterprises                     228         4,859
   PepsiCo, Inc.                             780        28,616
   Seagram Co. Ltd.                          232        12,528
                                                       -------
                                                       126,332
Blankbooks & Bookbinding (0.01%)
   Deluxe Corp.                               25           630

Blast Furnace & Basic Steel
Products (0.04%)
   Allegheny Technologies, Inc.               32           774
   Bethlehem Steel Corp.                      45(a)        242
   Nucor Corp.                                29         1,247
   USX-U.S. Steel Group                       30           752
   Worthington Industries, Inc.               30           371
                                                         -----
                                                         3,386
Books (0.08%)
   Harcourt General, Inc.                     24           897
   McGraw-Hill Cos., Inc.                    104         5,460
   Meredith Corp.                             17           473
                                                         -----
                                                         6,830
Broadwoven Fabric Mills, Cotton (0.00%)
   Springs Industries, Inc.                    6           246

Business Credit Institutions (0.19%)
   Associates First Capital Corp., Class A   390         8,653
   Providian Financial Corp.                  75         6,605
                                                        ------
                                                        15,258
Cable & Other Pay TV Services (0.54%)
   Comcast Corp.                             496(a)     19,871
   MediaOne Group, Inc.                      327(a)     24,729
                                                        ------
                                                        44,600
Chemicals & Allied Products (0.17%)
   Dow Chemical Co.                          116        13,108
   Sigma-Aldrich Corp.                        34           999
                                                        ------
                                                        14,107
Combination Utility Services (0.16%)
   Cinergy Corp.                              54         1,445
   Constellation Energy Group, Inc.           51         1,686
   Entergy Corp.                             131         3,332
   Northern States Power Co.                  53         1,156
   PG&E Corp.                                206         5,343
                                                        ------
                                                        12,962
Commercial Banks (3.84%)
   AmSouth Bancorp.                          209         3,044
   Bank of America Corp.                     914        44,786
   Bank of New York Co., Inc.                394        16,179
   Bank One Corp.                            615        18,757
   BB&T Corp.                                185         4,926
   Chase Manhattan Corp.                     442        31,852
   Comerica, Inc.                             84         3,560
   Fifth Third Bancorp.                      164        10,352
   First Union Corp.                         528        16,830
   Firstar Corp.                             524     $  13,035
   FleetBoston Financial Corp.               490        17,364
   Huntington Bancshares, Inc.                78         1,423
   J.P. Morgan & Co., Inc.                    91        11,682
   KeyCorp                                   239         4,422
   MBNA Corp.                                429        11,395
   Mellon Financial Corp.                    270         8,674
   National City Corp.                       328         5,576
   Northern Trust Corp.                      117         7,503
   Old Kent Financial Corp.                   40         1,205
   PNC Financial Corp.                       156         6,805
   Regions Financial Corp.                    75         1,533
   Southtrust Corp.                           57         1,361
   State Street Corp.                         85         8,234
   Summit Bancorp.                            60         1,522
   Suntrust Banks, Inc.                      171         8,678
   Synovus Financial Corp.                    96         1,782
   Union Planters Corp.                       48         1,359
   US Bancorp.                               403         8,186
   Wachovia Corp.                            107         6,708
   Wells Fargo Co.                           883        36,258
                                                       -------
                                                       314,991
Commercial Printing (0.01%)
   R.R. Donnelley & Sons Co.                  43           914

Communications Equipment (3.93%)
   ADC Telecommunications, Inc.              160(a)      9,720
   Andrew Corp.                               28(a)        824
   Lucent Technologies, Inc.               1,709       106,278
   Motorola, Inc.                            380        45,244
   Network Appliance, Inc.                   162(a)     11,978
   Nortel Networks Corp.                     775        87,769
   Qualcom, Inc.                             395(a)     42,833
   Scientific-Atlanta, Inc.                   84         5,465
   Tellabs, Inc.                             216(a)     11,840
                                                       -------
                                                       321,951
Communications Services, NEC (0.26%)
   Nextel Communications, Inc.               195(a)     21,340

Computer & Data Processing
Services (7.54%)
   3COM Corp.                                183(a)      7,217
   Adobe Systems, Inc.                        63         7,619
   America Online, Inc.                    1,221(a)     73,031
   Autodesk, Inc.                             20           768
   BMC Software, Inc.                        130(a)      6,086
   Citrix Systems, Inc.                       95(a)      5,801
   Computer Associates International, Inc.   313        17,469
   Computer Sciences Corp.                    90(a)      7,341
   Compuware Corp.                           123(a)      1,545
   Electronic Data Systems Corp.             252        17,325
   First Data Corp.                          223        10,857
   IMS Health, Inc.                          105         1,792
   Microsoft Corp.                         2,790(a)    194,603
   Novell, Inc.                              174(a)      3,415
   Oracle Systems Corp.                    1,512(a)    120,865
   Parametric Technology Corp.                92(a)        750
   Peoplesoft, Inc.                           92(a)      1,282
   Shared Medical Systems Corp.                9           373
   Sun Microsystems, Inc.                    845(a)  $  77,687
   Unisys Corp.                              165(a)      3,826
   Veritas Software Corp.                    207        22,204
   Yahoo!, Inc.                              280(a)     36,470
                                                       -------
                                                       618,326
Computer & Office Equipment (8.23%)
   Apple Computer, Inc.                       86(a)     10,669
   Automatic Data Processing, Inc.           337        18,135
   Cabletron Systems, Inc.                    62(a)      1,418
   Ceridian Corp.                             49(a)      1,063
   Cisco Systems, Inc.                     3,666(a)    254,157
   Compaq Computer Corp.                     907        26,530
   Comverse Technology, Inc.                  81(a)      7,224
   Dell Computer Corp.                     1,373(a)     68,822
   EMC Corp.                                 545(a)     75,721
   Gateway, Inc.                             169(a)      9,337
   Hewlett-Packard Co.                       538        72,630
   International Business Machines Corp.     966       107,830
   Lexmark International Group, Inc.          68(a)      8,024
   NCR Corp.                                  33(a)      1,275
   Pitney Bowes, Inc.                        141         5,763
   Seagate Technology, Inc.                  115(a)      5,843
   Silicon Graphics                           63(a)        453
                                                       -------
                                                       674,894
Construction & Related Machinery (0.23%)
   Baker Hughes, Inc.                        175         5,567
   Caterpillar, Inc.                         189         7,454
   Dover Corp.                               107         5,437
                                                        ------
                                                        18,458
Consumer Products (0.38%)
   Fortune Brands, Inc.                       56         1,400
   Nabisco Group Holdings Corp.              112         1,442
   Philip Morris Cos., Inc.                1,267        27,716
   UST, Inc.                                  58           870
                                                        ------
                                                        31,428
Credit Reporting & Collection (0.01%)
   Equifax, Inc.                              48         1,173

Crude Petroleum & Natural Gas (0.44%)
   Anadarko Petroleum Co.                     43         1,868
   Apache Corp.                               61         2,955
   Burlington Resources, Inc.                115         4,521
   Kerr-McGee Corp.                           51         2,639
   Occidental Petroleum Corp.                196         4,202
   Texaco, Inc.                              295        14,602
   Union Pacific Resources Group, Inc.        86         1,650
   USX-Marathon Group, Inc.                  165         3,847
                                                        ------
                                                        36,284
Crushed & Broken Stone (0.02%)
   Vulcan Materials Co.                       34         1,490

Cutlery, Handtools & Hardware (0.44%)
   Danaher Corp.                              75         4,284
   Gillette Co.                              575        21,275
   Illinois Tool Works, Inc.                 160        10,250
   Snap-On, Inc.                              20           529
                                                        ------
                                                        36,338
Department Stores (2.12%)
   Dillard's, Inc., Class A                   36     $     502
   Federated Department Stores, Inc.         112(a)      3,808
   J.C. Penney Co., Inc.                      89         1,229
   Kohl's Corp.                              172(a)      8,256
   May Department Stores Co.                 176         4,840
   Sears, Roebuck & Co.                      201         7,361
   Target Corp.                              234        15,576
   Wal-Mart Stores, Inc.                   2,386       132,125
                                                       -------
                                                       173,697
Drug Stores & Proprietary Stores (0.31%)
   CVS Corp.                                 210         9,135
   Longs Drug Stores Corp.                    13           302
   Rite Aid Corp.                             89           445
   Walgreen Co.                              539        15,159
                                                        ------
                                                        25,041
Drugs (6.87%)
   Abbott Laboratories                       823        31,634
   ALZA Corp.                                 35(a)      1,542
   American Home Products Corp.              699        39,275
   Amgen, Inc.                               548(a)     30,688
   Biogen, Inc.                               80(a)      4,705
   Bristol-Myers Squibb Co.                1,061        55,636
   Johnson & Johnson                         745        61,463
   Lilly (Eli) & Co.                         585        45,228
   Merck & Co., Inc.                       1,252        87,014
   Pfizer, Inc.                            2,075        87,409
   Pharmacia Corp.                           670        33,458
   Schering-Plough Corp.                     787        31,726
   Warner-Lambert Co.                        458        52,126
   Watson Pharmaceuticals, Inc.               32(a)      1,438
                                                       -------
                                                       563,342
Drugs, Proprietaries & Sundries (0.13%)
   Cardinal Health, Inc.                     149         8,204
   McKesson HBOC, Inc.                       151         2,548
                                                        ------
                                                        10,752
Eating & Drinking Places (0.38%)
   Darden Restaurants, Inc.                   45           830
   McDonald's Corp.                          724        27,603
   Tricon Global Restaurants, Inc.            52(a)      1,774
   Wendy's International,  Inc.               41           917
                                                        ------
                                                        31,124
Electric Lighting & Wiring
Equipment (0.02%)
   Cooper Industries, Inc.                    32         1,098
   National Service Industries, Inc.          13           280
   Thomas & Betts Corp.                       19           585
                                                         -----
                                                         1,963
Electric Services (1.47%)
   AES Corp.                                 109(a)      9,803
   Ameren Corp.                               47         1,724
   American Electric Power Co., Inc.         102         3,736
   Carolina Power & Light Co.                 85         3,108
   Central & Southwest Corp.                  73         1,583
   CMS Energy Corp.                           39           741
   Consolidated Edison, Inc.                 117         4,117
   Dominion Resources, Inc.                  126         5,670
   DTE Energy Co.                             49         1,599
   Duke Energy Corp.                         195        11,212
   Edison International                      185     $   3,527
   Enron Corp.                               382        26,621
   FirstEnergy Corp.                         125         3,180
   Florida Progress Corp.                     33         1,617
   FPL Group, Inc.                            95         4,293
   GPU, Inc.                                  42         1,179
   New Century Energies, Inc.                 39         1,272
   Niagara Mohawk Holdings, Inc.              64(a)        888
   Peco Energy Co.                            98         4,085
   Pinnacle West Capital Corp.                29         1,019
   PPL Corp.                                  49         1,170
   Public Service Enterprise Group, Inc.     116         4,161
   Reliant Energy, Inc.                      158         4,207
   Sempra Energy                              70         1,299
   Southern Co.                              359         8,952
   Texas Utilities Holdings Co.              147         4,952
   Unicom Corp.                              115         4,571
                                                       -------
                                                       120,286
Electrical Industrial Apparatus (0.15%)
   Emerson Electric Co.                      231        12,676

Electronic Components &
Accessories (5.07%)
   Adaptec, Inc.                              35(a)        945
   Advanced Micro Devices, Inc.               79(a)      6,932
   Altera Corp.                              107        10,941
   Analog Devices, Inc.                      186(a)     14,287
   Conexant Systems, Inc.                    113         6,766
   Intel Corp.                             1,791       227,121
   Linear Technology Corp.                   165         9,426
   LSI Logic Corp.                           159(a)      9,937
   Micron Technology, Inc.                   143(a)     19,913
   Molex, Inc.                               104         5,713
   National Semiconductor Corp.               91(a)      5,528
   Solectron Corp.                           316(a)     14,793
   Texas Instruments, Inc.                   434        70,688
   Xilinx, Inc.                              171(a)     12,526
                                                       -------
                                                       415,516
Engines & Turbines (0.02%)
   Briggs & Stratton Corp.                     7           268
   Brunswick Corp.                            31           595
   Cummins Engine Co., Inc.                   14           498
                                                         -----
                                                         1,361
Fabricated Rubber Products, NEC (0.00%)
   Cooper Tire & Rubber Co.                   26           351

Family Clothing Stores (0.26%)
   Gap, Inc.                                 454        16,685
   Nordstrom, Inc.                            47         1,307
   TJX Cos., Inc.                            165         3,166
                                                        ------
                                                        21,158
Farm & Garden Machinery (0.06%)
   Deere & Co.                               125         5,047

Fats & Oils (0.04%)
   Archer Daniels Midland Co.                325         3,230

Federal & Federally Sponsored
Credit (0.64%)
   Federal National Mortgage Association     549     $  33,111
   Freddie Mac                               371        17,043
   SLM Holdings Corp.                         85         2,662
                                                        ------
                                                        52,816
Finance Services (0.04%)
   Cincinnati Financial Corp.                 89         3,588

Fire, Marine & Casualty Insurance (1.64%)
   Aetna, Inc.                                75         4,341
   Allstate Corp.                            431        10,182
   American International Group, Inc.        828        90,821
   Chubb Corp.                                93         5,917
   Cigna Corp.                                90         7,178
   Hartford Financial Services Group, Inc.   117         6,106
   Loews Corp.                                57         3,142
   Progressive Corp.                          25         1,636
   SAFECO Corp.                               44           973
   St. Paul Cos., Inc.                       120         4,275
                                                       -------
                                                       134,571
Forest Products (0.08%)
   Weyerhaeuser Co.                          125         6,680

Furniture & Home Furnishing
Stores (0.02%)
   Bed Bath & Beyond, Inc.                    48(a)      1,761

Gas Production & Distribution (0.21%)
   Columbia Energy Group                      27         1,694
   Eastern Enterprises                         9           548
   El Paso Natural Gas                       121         5,142
   Nicor, Inc.                                16           542
   Oneok, Inc.                                10           252
   Peoples Energy Corp.                       12           373
   Williams Cos., Inc.                       232         8,657
                                                        ------
                                                        17,208
General Industrial Machinery (0.07%)
   Ingersoll-Rand Co.                         86         4,037
   Pall Corp.                                 42           937
   Timken Co.                                 21           388
                                                         -----
                                                         5,362
Glass & Glassware, Pressed or
Blown (0.36%)
   Corning, Inc.                             147        29,033
   Owens-Illinois, Inc.                       51(a)        688
                                                        ------
                                                        29,721
Gold & Silver Ores (0.08%)
   Barrick Gold Corp.                        211         3,547
   Homestake Mining Co.                       89           534
   Newmont Mining Corp.                       57         1,336
   Placer Dome, Inc.                         111           902
                                                         -----
                                                         6,319
Grain Mill Products (0.23%)
   General Mills, Inc.                       160         5,820
   Kellogg Co.                               217         5,303
   Quaker Oats Co.                            72         4,693
   Ralston-Ralston Purina Group              160         2,830
                                                        ------
                                                        18,646
Greeting Cards (0.00%)
   American Greetings Corp.                   22     $     399

Groceries & Related Products (0.41%)
   Safeway, Inc.                             270(a)     11,914
   SUPERVALU, Inc.                            47           972
   SYSCO Corp.                               175         6,584
   Unilever NV                               305        13,897
                                                        ------
                                                        33,367
Grocery Stores (0.20%)
   Albertson's, Inc.                         226         7,359
   Great Atlantic & Pacific Tea Co., Inc.     13           238
   Kroger Co.                                446(a)      8,279
   Winn-Dixie Stores, Inc.                    51           845
                                                        ------
                                                        16,721
Health & Allied Services, NEC (0.01%)
   HEALTHSOUTH Corp.                         132(a)      1,064

Heavy Construction, Except Highway (0.00%)
   McDermott International, Inc.              20           162

Highway & Street Construction (0.13%)
   Halliburton Co.                           236        10,428

Hospitals (0.16%)
   Columbia/HCA Healthcare Corp.             301         8,560
   Humana, Inc.                               57(a)        438
   Tenet Healthcare Corp.                    165(a)      4,207
                                                        ------
                                                        13,205
Hotels & Motels (0.08%)
   Hilton Hotels Corp.                       126         1,071
   Marriott International, Inc., Class A     132         4,224
   Mirage Resorts, Inc.                       66(a)      1,345

                                                         6,640
Household Appliances (3.41%)
   General Electric Co.                    1,758(b)    276,445
   Maytag Corp.                               29           999
   Whirlpool Corp.                            25         1,628
                                                       -------
                                                       279,072
Household Furniture (0.02%)
   Leggett & Platt, Inc.                      67         1,432

Industrial Inorganic Chemicals (0.17%)
   Air Products & Chemicals, Inc.            121         3,759
   Eastman Chemical Co.                       26         1,360
   Great Lakes Chemical Corp.                 19           512
   Praxair, Inc.                              85         3,777
   Union Carbide Corp.                        72         4,248
   W.R. Grace & Co.                           24(a)        312
                                                        ------
                                                        13,968
Industrial Machinery, NEC (0.02%)
   Parker-Hannifin Corp.                      38         1,767

Industrial Organic Chemicals (0.02%)
   International Flavors & Fragrances, Inc.   36         1,240

Insurance Agents, Brokers & Services (0.17%)
   Marsh & McLennan Cos., Inc.               142        13,996

Jewlery, Silverware & Plated Ware (0.00%)
   Jostens, Inc.                              11     $     272

Knitting Mills (0.00%)
   Russell Corp.                              11           216

Life Insurance (0.18%)
   American General Corp.                    131         7,336
   Jefferson-Pilot Corp.                      55         3,661
   Lincoln National Corp.                    104         3,620
                                                        ------
                                                        14,617
Lumber & Construction Materials (0.01%)
   Crane Co.                                  22           591

Lumber & Other Building Materials (0.97%)
   Home Depot, Inc.                        1,232        69,069
   Lowe's Cos., Inc.                         205        10,147
                                                        ------
                                                        79,216
Machinery, Equipment & Supplies (0.02%)
   Grainger (W. W.), Inc.                     32         1,388

Management & Public Relations (0.04%)
   Dun & Bradstreet Corp.                     55         1,657
   Fluor Corp.                                26           873
   Perkinelmer, Inc.                          15           821
                                                         -----
                                                         3,351
Measuring & Controlling Devices (0.43%)
   Allergan, Inc.                             70         4,121
   Eaton Corp.                                25         2,100
   Johnson Controls, Inc.                     29         1,836
   KLA-Tencor Corp.                           96(a)      7,188
   Mallinckrodt, Inc.                         23           618
   Millipore Corp.                            15         1,076
   PE Corp.-PE Biosystems Group              109         6,540
   Tektronix, Inc.                            16           926
   Teradyne, Inc.                             90(a)      9,900
   Thermo Electron Corp.                      54(a)      1,046
                                                        ------
                                                        35,351
Medical Instruments & Supplies (0.79%)
   Bard (C.R.), Inc.                          17           741
   Baxter International, Inc.                154        10,029
   Becton, Dickinson & Co.                   133         3,408
   Biomet, Inc.                               38         1,356
   Boston Scientific Corp.                   222(a)      5,883
   Guidant Corp.                             164(a)      9,410
   Medtronic, Inc.                           639        33,188
   St. Jude Medical, Inc.                     28(a)        873
                                                        ------
                                                        64,888
Medical Services & Health Insurance (0.26%)
   AFLAC, Inc.                               141         6,883
   Aon Corp.                                 137         3,707
   Conseco, Inc.                             112           609
   Torchmark Corp.                            45         1,128
   United Healthcare Corp.                    90         6,002
   UnumProvident Corp.                        82         1,394
   Wellpoint Health Networks, Inc.            21(a)      1,549
                                                        ------
                                                        21,272
Men's & Boys' Furnishings (0.01%)
   V.F. Corp.                                 40         1,130

Metal Cans & Shipping Containers (0.01%)
   Ball Corp.                                 10     $     315
   Crown Cork & Seal Co., Inc.                44           715
                                                         -----
                                                         1,030
Metal Mining Services (0.01%)
   Freeport-McMoRan Cooper &
     Gold, Inc., Class B                      56(a)        539

Metalworking Machinery (0.03%)
   Black & Decker Corp.                       29         1,220
   Stanley Works                              30           885
                                                         -----
                                                         2,105
Millwork, Plywood & Structural
Members (0.04%)
   Georgia-Pacific Group                      90         3,307

Miscellaneous Amusement, Recreation
Services (0.01%)
   Harrahs Entertainment, Inc.                44(a)        905

Miscellaneous Business Services (0.07%)
   Cendant Corp.                             376(a)      5,805

Miscellaneous Chemical Products (0.32%)
   Du Pont (E.I.) De Nemours                 560        26,565

Miscellaneous Converted Paper
Products (0.29%)
   Avery Dennison Corp.                       61         4,003
   Bemis Co., Inc.                            17           626
   Minnesota Mining & Mfg. Co.               212        18,338
   Pactiv Corp.                               58(a)        475
                                                        ------
                                                        23,442
Miscellaneous Food & Kindred
Products (0.16%)
   Bestfoods                                 148         7,437
   Campbell Soup Co.                         228         5,928
                                                        ------
                                                        13,365
Miscellaneous Furniture & Fixtures (0.05%)
   Newell Rubbermaid, Inc.                   151         3,803

Miscellaneous General Merchandise
Stores (0.01%)
   Consolidated Stores Corp.                  38(a)        473

Miscellaneous Manufacturers (0.51%)
   Armstrong World Industries, Inc.           13           254
   Nacco Industries, Inc.                      2            90
   Tyco International Ltd.                   905        41,573
                                                        ------
                                                        41,917
Miscellaneous Non-Metallic Mineral
Products (0.00%)
   Owens Corning                              18           327

Miscellaneous Personal Services (0.02%)
   H&R Block, Inc.                            33         1,380

Miscellaneous Plastics Products, NEC (0.02%)
   Sealed Air Corp.                           28(a)  $   1,557
   Tupperware Corp.                           19           359
                                                         -----
                                                         1,916
Miscellaneous Shopping Goods Stores (0.09%)
   Office Depot, Inc.                        113(a)      1,193
   Staples, Inc.                             252(a)      4,804
   Toys `R' Us, Inc.                          84(a)      1,281
                                                         -----
                                                         7,278
Miscellaneous Transportation
Equipment (0.01%)
   FMC Corp.                                  10(a)        582

Mortgage Bankers & Brokers (0.01%)
   Countrywide Credit Industries, Inc.        38         1,050

Motion Picture Production &
Services (1.59%)
   Time Warner, Inc.                         688        61,877
   Viacom, Inc., Class B                     373(a)     20,282
   Walt Disney Co.                         1,108        47,990
                                                       -------
                                                       130,149
Motor Vehicles & Equipment (0.99%)
   Dana Corp.                                 56         1,701
   Delphi Automotive Systems Corp.           301         5,757
   Ford Motor Co.                            645        35,273
   General Motors Corp.                      342        32,020
   ITT Industries, Inc.                       30           947
   Navistar International Corp.               21(a)        735
   PACCAR, Inc.                               26         1,237
   TRW, Inc.                                  65         3,802
                                                        ------
                                                        81,472
Motor Vehicles, Parts & Supplies (0.02%)
   Genuine Parts Co.                          61         1,601

Motorcycles, Bicycles & Parts (0.08%)
   Harley Davidson, Inc.                     162         6,450

Newspapers (0.31%)
   Dow Jones & Co., Inc.                      48         3,114
   Gannett Co.                               148         9,453
   Knight-Ridder, Inc.                        28         1,374
   New York Times Co., Class A                90         3,707
   Times Mirror Co., Class A                  32         3,122
   Tribune Co.                               126         4,898
                                                        ------
                                                        25,668
Non-Ferrous Rolling & Drawing (0.02%)
   Reynolds Metals Co.                        21         1,397

Nursing & Personal Care Facilities (0.01%)
   Manor Care, Inc.                           35(a)        418

Oil & Gas Field Services (0.35%)
   Rowan Cos., Inc.                           31(a)        866
   Schlumberger Ltd.                         292        22,356
   Transocean Sedco Forex, Inc.              111         5,217
                                                        ------
                                                        28,439
Operative Builders (0.01%)
   Centex Corp.                               20           482
   Pulte Corp.                                14           301

                                                           783
Opthalmic Goods (0.01%)
   Bausch & Lomb, Inc.                        19     $   1,147

Ordnance & Accessories, NEC (0.06%)
   Lockheed Martin Corp.                     211         5,249

Paints & Allied Products (0.02%)
   Sherwin-Williams Co.                       57         1,418

Paper Mills (0.27%)
   Fort James Corp.                           74         1,771
   Kimberly Clark Corp.                      297        17,245
   Potlatch Corp.                              9           355
   Westvaco Corp.                             34         1,050
   Willamette Industries, Inc.                38         1,451
                                                        ------
                                                        21,872
Paperboard Containers & Boxes (0.01%)
   Temple-Inland, Inc.                        19           952

Passenger Transportation
Arrangement (0.02%)
   Sabre Group Holdings, Inc.                 44         1,537

Personal Credit Institutions (0.62%)
   American Express Co.                      239        35,865
   Capital One Financial Corp.               105         4,594
   Household International Corp.             252        10,521
                                                        ------
                                                        50,980
Petroleum Refining (3.30%)
   Amerada Hess Corp.                         48         3,054
   Ashland, Inc.                              24           819
   Chevron Corp.                             350        29,794
   Coastal Corp.                             113         5,671
   Conoco, Inc., Class B                     334         8,308
   Exxon Mobil Corp.                        1851       143,800
   Phillips Petroleum Co.                    133         6,309
   Royal Dutch Petroleum Co. ADR            1148        65,866
   Sunoco, Inc.                               31           940
   Tosco Corp.                                49         1,571
   Unocal Corp.                              128         4,136
                                                       -------
                                                       270,268
Photographic Equipment &
Supplies (0.23%)
   Eastman Kodak Co.                         169         9,454
   Polaroid Corp.                             15           303
   Xerox Corp.                               355         9,385
                                                        ------
                                                        19,142
Plastic Materials & Synthetics (0.12%)
   Hercules, Inc.                             36           560
   PPG Industries, Inc.                       91         4,948
   Rohm & Haas Co.                           116         4,133
                                                         -----
                                                         9,641
Plumbing & Heating, Except
Electric (0.07%)
   Masco Corp.                               239         5,363

Preserved Fruits & Vegetables (0.14%)
   Conagra, Inc.                             264         4,983
   Heinz (H.J.) Co.                          189         6,426
                                                        ------
                                                        11,409
Primary Non-Ferrous Metals (0.24%)
   Alcan Aluminum Ltd.                       116     $   3,799
   Alcoa, Inc.                               196        12,715
   Engelhard Corp.                            43           755
   Inco Ltd.                                  65(a)      1,016
   Phelps Dodge Corp.                         27         1,249
                                                        ------
                                                        19,534
Professional & Commercial
Equipment (0.00%)
   Ikon Office Solutions, Inc.                51           300

Pulp Mills (0.15%)
   Boise Cascade Corp.                        19           619
   Champion International Corp.               33         2,170
   International Paper Co.                   221         8,122
   Mead Corp.                                 35         1,218
                                                        ------
                                                        12,129
Radio & Television Broadcasting (0.45%)
   CBS Corp.                                 407(a)     23,911
   Clear Channel Communications, Inc.        181(a)     13,032
                                                        ------
                                                        36,943
Radio, Television & Computer
Stores (0.25%)
   Best Buy, Inc.                            107(a)      8,640
   Circuit City Stores - Circuit City Group  107         6,293
   Tandy Corp.                               102         5,814
                                                        ------
                                                        20,747
Railroads (0.25%)
   Burlington Northern Sante Fe Corp.        244         5,886
   CSX Corp.                                  75         1,570
   Kansas City Southern Industries, Inc.      59         4,241
   Norfolk Southern Corp.                    205         3,613
   Union Pacific Corp.                       132         5,561
                                                        ------
                                                        20,871
Research & Testing Services (0.01%)
   Quintiles Transnational Corp.              39(a)        558

Residential Building Construction (0.00%)
   Kaufman & Broad Home Corp.                 16           308

Retail Stores, NEC (0.16%)
   Costco Wholesale Corp.                    237(a)     12,813

Rubber & Plastics Footwear (0.08%)
   Nike, Inc.                                147         6,385
   Reebok International Ltd.                  19(a)        323
                                                         -----
                                                         6,708
Sanitary Services (0.07%)
   Allied Waste Industries, Inc.              64(a)        392
   Waste Management, Inc.                    332         5,270
                                                         -----
                                                         5,662
Savings Institutions (1.43%)
   Citigroup, Inc.                         1,807       107,403
   Golden West Financial Corp.                55         1,877
   Washington Mutual, Inc.                   307         7,848
                                                       -------
                                                       117,128
Sawmills & Planning Mills (0.01%)
   Louisiana Pacific Corp.                    36           482

Search & Navigation Equipment (0.05%)
   Raytheon Co., Class B                     181     $   4,016

Security & Commodity Services (0.07%)
   Franklin Resources, Inc.                  132         4,257
   Price (T. Rowe) Associates, Inc.           41         1,563
                                                         -----
                                                         5,820
Security Brokers & Dealers (1.17%)
   Bear Stearns Cos., Inc.                    40         1,715
   Charles Schwab Corp.                      439        19,535
   Lehman Brothers Holdings, Inc.             63         5,170
   Merrill Lynch & Co., Inc.                 197        20,082
   Morgan Stanley Dean Witter & Co.          612        46,971
   Paine Webber Group, Inc.                   49         2,150
                                                        ------
                                                        95,623
Soap, Cleaners & Toilet Goods (0.88%)
   Alberto-Culver Co., Class B                19           449
   Avon Products, Inc.                       128         5,312
   Clorox Co.                                126         4,630
   Colgate-Palmolive Co.                     311        17,766
   Ecolab, Inc.                               44         1,719
   Procter & Gamble Co.                      705        42,036
                                                        ------
                                                        71,912
Special Industry Machinery (0.51%)
   Applied Materials, Inc.                   410(a)     41,743
   Milacron, Inc.                             12           219
                                                        ------
                                                        41,962
Sugar & Confectionery Products (0.10%)
   Hershey Foods Corp.                        74         3,358
   Wrigley (Wm.) Jr. Co.                      62         4,487
                                                         -----
                                                         7,845
Surety Insurance (0.04%)
   MBIA, Inc.                                 34         1,681
   MGIC Investment Corp.                      36         1,721
                                                         -----
                                                         3,402
Telephone Communication (5.63%)
   AT&T Corp.                              1,713        79,976
   Alltel Corp.                              167        11,126
   Bell Atlantic Corp.                       830        49,178
   BellSouth Corp.                         1,008        49,077
   Centurytel, Inc.                           48         1,176
   Global Crossing Ltd.                      417(a)     13,136
   GTE Corp.                                 520        35,230
   MCI Worldcom, Inc.                      1,521(a)     69,110
   SBC Communications, Inc.                1,828        80,089
   Sprint Corp.                              465        28,597
   Sprint PCS Group                          460(a)     25,300
   U.S. West, Inc.                           270        19,221
                                                       -------
                                                       461,216
Tires & Inner Tubes (0.02%)
   Goodyear Tire & Rubber Co.                 53         1,464

Toys & Sporting Goods (0.03%)
   Hasbro, Inc.                               61           972
   Mattel, Inc.                              144         1,764
                                                         -----
                                                         2,736
Variety Stores (0.06%)
   Dollar General Corp.                      141     $   3,225
   Kmart Corp.                               169(a)      1,373
                                                         -----
                                                         4,598
Water Transportation of Passengers (0.10%)
   Carnival Corp.                            330         8,209

Women's & Misses' Outerwear (0.01%)
   Liz Claiborne, Inc.                        20           926

Women's Clothing Stores (0.06%)
   Limited, Inc.                             113         5,106


                             Total Common Stocks     6,486,596


                                        Principal
                                         Amount         Value


Commercial Paper (19.12%)

Federal & Federally Sponsored Credit (19.12%)
   Investment in Joint Trade Account,
     Federal Home Loan Bank System;
     5.88%; 5/1/2000                  $1,567,199    $1,566,688

            Total Portfolio Investments (98.26%)     8,053,284

Cash and receivables, net of liabilities (1.74%)       142,197


                      Total Net Assets (100.00%)    $8,195,481




 Contract                 Opening       Current      Unrealized
   Type    Commitment   Market Value  Market Value   Gain(Loss)


Futures Contracts

4 S&P 500       Buy       $1,439,542   $1,460,000     $20,458
June 2000
Futures


(a)  Non-income producing security - No dividend paid during the period.
(b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end the value of securities pledged amounted to $110,075.


PRINCIPAL MIDCAP FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (93.00%)

Accounting, Auditing, &
Bookkeeping (1.93%)
   Paychex, Inc.                         166,714   $ 8,773,324

Commercial Banks (4.65%)
   Associated Banc-Corp.                 156,535     4,001,426
   North Fork Bancorp., Inc.             371,487     6,013,446
   Peoples Heritage Financial Group, Inc.188,800     2,466,200
   State Street Corp.                     89,000     8,621,875
                                                    ----------
                                                    21,102,947
Communications Equipment (4.19%)
   Comverse Technology, Inc.             155,200(a) 13,841,900
   Metricom, Inc.                         62,000(a)  1,739,875
   Phone.com, Inc.                        40,500(a)  3,402,000
                                                    ----------
                                                    18,983,775
Communications Services,  NEC (1.48%)
   Leap Wireless International, Inc.      39,000(a)  2,003,625
   NTL, Inc.                              61,750(a)  4,723,875
                                                     ---------
                                                     6,727,500
Computer & Data Processing
Services (17.68%)
   At Home Corp.                         203,000(a)  3,780,875
   BMC Software, Inc.                    134,000(a)  6,272,875
   Brocade Communications Systems, Inc.   65,500(a)  8,122,000
   Cadence Design Systems, Inc.          159,200(a)  2,676,550
   Citrix Systems, Inc.                  138,200(a)  8,438,837
   Data Return Corp.                      62,100(a)  1,525,331
   Digex, Inc.                            76,000(a)  5,928,000
   Entrust Technologies, Inc.             57,000(a)  2,800,125
   IMS Health, Inc.                      448,400     7,650,825
   Intuit, Inc.                          113,000(a)  4,060,938
   Organic, Inc.                          52,800(a)    792,000
   Sungard Data Systems, Inc.            145,900(a)  5,042,669
   Symantec Corp.                         95,000(a)  5,931,562
   Synopsys, Inc.                         79,900(a)  3,355,800
   Veritas Software Corp.                128,825(a) 13,818,494
                                                    ----------
                                                    80,196,881
Computer & Office Equipment (1.82%)
   Emulex Corp.                           40,500(a)  1,837,687
   Lexmark International                  54,500(a)  6,431,000
                                                     ---------
                                                     8,268,687
Crude Petroleum & Natural Gas (2.69%)
   Devon Energy Corp.                    135,000     6,505,312
   Newfield Exploration Co.              140,000(a)  5,687,500
                                                    ----------
                                                    12,192,812
Drugs (5.82%)
   Biochem Pharma Inc.                   104,000(a)  2,392,000
   Biogen, Inc.                           51,000(a)  2,999,437
   Forest Laboratories, Inc.              55,900(a)  4,699,094
   Genzyme Corp. - General Division      187,200     9,137,700
   Watson Pharmaceuticals                159,200(a)  7,154,050
                                                    ----------
                                                    26,382,281
Electrical Industrial Apparatus (0.93%)
   American Power Conversion             119,400(a) $4,216,312

Electronic Components &
Accessories (11.87%)
   Adaptec, Inc.                         187,000(a)  5,049,000
   Celestica, Inc.                        30,188(a)  1,647,133
   Cobalt Networks, Inc.                  45,763(a)  1,447,255
   E-Tek Dynamics, Inc.                   22,500(a)  4,606,875
   Flextronics International, Ltd.        56,738(a)  3,985,844
   Integrated Device Technology, Inc.     78,000(a)  3,748,875
   Jabil Circuit, Inc.                   274,000(a) 11,216,875
   Maxim Integrated Products, Inc.       140,600(a)  9,112,637
   Novellus Systems, Inc.                111,600(a)  7,442,325
   Qlogic Corp.                           55,500(a)  5,567,344
                                                    ----------
                                                    53,824,163
Fabricated Rubber Product, NEC (0.42%)
   Weatherford International              47,300(a)  1,921,562

General Industrial Machinery (0.84%)
   Pentair, Inc.                          99,200     3,794,400

Hospitals (0.93%)
 Universal Health Services, Inc., Class B 76,800(a)  4,204,800

Hotels & Motels (3.90%)
   Four Seasons Hotel, Inc.              156,100     8,741,600
   Marriott International, Inc., Class A 280,100     8,963,200
                                                    ----------
                                                    17,704,800
Household Appliance Stores (1.31%)
   Williams Sonoma, Inc.                 172,000(a)  5,955,500

Investment Offices (1.05%)
   Amvescap PLC                           66,820     4,777,630

Measuring & Controlling Devices (5.05%)
   ISCO, Inc.                                  1(a)          3
   Millipore Corp.                       128,400     9,204,675
   Roper Industries, Inc.                198,300     6,246,450
   Teradyne, Inc.                         67,800(a)  7,458,000
                                                    ----------
                                                    22,909,128
Medical Instruments & Supplies (2.83%)
   Becton, Dickinson & Co.               126,700     3,246,688
   Guidant Corp.                         167,000(a)  9,581,625
                                                    ----------
                                                    12,828,313
Medical Services & Health Insurance (0.47%)
   AFLAC, Inc.                            44,000     2,147,750

Miscellaneous Business Services (3.07%)
   Cendant Corp.                         255,000(a)  3,936,563
   Convergys Corp.                       227,200(a)  9,996,800
                                                    ----------
                                                    13,933,363
Miscellaneous Personal Services (0.41%)
   H&R Block, Inc.                        45,000     1,881,563

Miscellaneous Shopping Goods
Stores (1.03%)
   Staples, Inc.                         244,000(a)  4,651,250

Periodicals (0.23%)
   Primedia, Inc.                         50,000(a) $1,043,750

Radio & Television Broadcasting (0.76%)
   USA Networks, Inc.                    150,000(a)  3,450,000

Savings Institutions (1.95%)
   TCF Financial Corp.                   377,400     8,821,725

Search & Navigation Equipment (1.05%)
   SCI Systems, Inc.                      89,000(a)  4,739,250

Security Brokers & Dealers (1.60%)
   Lehman Brothers Holdings, Inc.         69,000     5,662,313
   WIT Capital Group, Inc.               150,000(a)  1,584,375
                                                     ---------
                                                     7,246,688
Telephone Communication (10.90%)
   Broadwing, Inc.                       158,900     4,498,856
   Dobson Communications Corp. A         137,000(a)  3,510,625
   Intermedia Communications, Inc.       275,900(a) 11,242,925
   IXnet, Inc.                            90,000(a)  3,318,750
   McLeodUSA, Inc.                       379,662(a)  9,491,550
   RCN Corp.                             118,100(a)  3,380,613
   Telephone and Data Systems             86,000     8,772,000
   Western Wireless Corp.                105,000     5,217,188
                                                    ----------
                                                    49,432,507
Variety Stores (2.14%)
   Family Dollar Stores                  508,500     9,693,281


                             Total Common Stocks   421,805,942


                                        Principal
                                         Amount         Value


Commercial Paper (6.82%)

Business Credit Institutions (0.72%)
   American Express Credit Corp.;
     5.96%; 5/2/2000                $  2,838,589   $ 2,838,590
     6.02%; 5/3/2000                     414,722       414,722
                                                     ---------
                                                     3,253,312
Personal Credit Institutions (6.10%)
   Investment in Joint Trade Account,
     Associates First Capital Corp.;
     6.04%; 5/1/2000                  19,896,107    19,896,107
     Ford Motor Credit Co.;
     5.85%; 5/1/2000                   7,782,470     7,782,470
                                                    ----------
                                                    27,678,577


                          Total Commercial Paper    30,931,889


            Total Portfolio Investments (99.82%)   452,737,831

Liabilities, net of cash, receivables and
   other assets (0.18%)                                829,635


                      Total Net Assets (100.00%)  $453,567,466



(a)      Non-income producing security - No dividend paid during the period.


PRINCIPAL PARTNERS AGGRESSIVE GROWTH
FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (96.69%)

Advertising (0.92%)
   Doubleclick, Inc.                       1,800(a) $  136,575
   Omnicom Group, Inc.                     4,700       427,994
                                                       -------
                                                       564,569
Aircraft & Parts (6.15%)
   General Dynamics Corp.                 14,500       848,250
   Textron, Inc.                           9,400       582,212
   United Technologies Corp.              37,600     2,338,250
                                                     ---------
                                                     3,768,712
Bakery Products (0.45%)
   Keebler Foods Co.                       8,700       273,506

Beverages (1.72%)
   Anheuser-Busch Cos., Inc.               8,900       628,006
   PepsiCo, Inc.                          11,600       425,575
                                                     ---------
                                                     1,053,581
Cable & Other Pay TV Services (2.34%)
   Comcast Corp.                          13,400(a)    536,837
   MediaOne Group, Inc.                   10,200(a)    771,375
   TV Guide, Inc., Class A                 4,200(a)    125,212
                                                     ---------
                                                     1,433,424
Combination Utility Services (0.29%)
   Montana Power Co.                       4,000       176,250

Commercial Banks (2.26%)
   Bank of New York Co., Inc.             21,500       882,844
   Fleet Boston Financial Corp.           14,200       503,213
                                                     ---------
                                                     1,386,056
Communications Equipment (5.43%)
   Ciena Corp.                             2,100(a)    259,612
   Juniper Networks, Inc.                  1,150(a)    244,591
   Lucent Technologies, Inc.               7,400       460,187
   Motorola, Inc.                          9,200     1,095,375
   Nortel Networks Corp.                   9,400     1,064,550
   QUALCOM, Inc.                           1,900(a)    206,031
                                                     ---------
                                                     3,330,346
Communications Services, NEC (0.88%)
   Crown Castle International Corp.        7,500(a)    287,812
   Nextel Communications, Inc.             1,800(a)    196,987
   Spectrasite Holdings, Inc.              2,600(a)     54,600
                                                       -------
                                                       539,399
Computer & Data Processing
Services (5.87%)
   Inktomi Corp.                           1,700(a)    261,693
   Microsoft Corp.                        21,800(a)  1,520,550
   Oracle Systems Corp.                    9,100(a)    727,431
   Sun Microsystems, Inc.                  8,000(a)    735,500
   Verisign, Inc.                            500(a)     69,687
   Yahoo!, Inc.                            2,200(a)    286,550
                                                     ---------
                                                     3,601,411
Computer & Office Equipment (5.89%)
   Cisco Systems, Inc.                    40,100(a) $2,780,058
   EMC Corp.                               1,400(a)    194,513
   International Business Machines Corp.   4,400       491,150
   Seagate Technology, Inc.                2,900(a)    147,356
                                                     ---------
                                                     3,613,077
Consumer Products   (0.44%)
   Philip Morris Cos., Inc.               12,400       271,250

Department Stores (1.09%)
   Wal-Mart Stores, Inc.                  12,100       670,038

Drugs (12.62%)
   Abbott Laboratories                     5,100       196,031
   American Home Products Corp.           12,800       719,200
   Amgen, Inc.                             4,350(a)    243,600
   Bristol-Myers Squibb Co.               14,500       760,344
   Johnson & Johnson                       9,000       742,500
   Lilly (Eli) & Co.                       2,700       208,744
   Medimmune, Inc.                         1,000(a)    159,938
   Merck & Co., Inc.                      12,100       840,950
   Pfizer, Inc.                           25,000     1,053,125
   Pharmacia Corp.                        13,368       667,564
   Tularik, Inc.                           1,500(a)     42,375
   Warner-Lambert Co.                     18,500     2,105,531
                                                     ---------
                                                     7,739,902
Eating & Drinking Places (0.18%)
   Brinker International, Inc.             3,400       108,375

Electronic Components &
Accessories (8.72%)
   Broadcom Corp., Class A                 1,000(a)    172,375
   DDI Corp.                               7,600(a)    114,000
   Infineon Technologies AG                2,900(a)    196,838
   Intel Corp.                            19,800     2,510,887
   Intersil Holding Corp.                  5,100(a)    178,500
   Maxim Integrated Products, Inc.        11,200(a)    725,900
   PMC Sierra, Inc.                          500(a)     95,938
   Texas Instruments, Inc.                 8,300     1,351,863
                                                     ---------
                                                     5,346,301
Federal & Federally Sponsored
Credit (0.90%)
   Federal National Mortgage Association   9,100       548,844

Fire, Marine & Casualty Insurance (1.02%)
   American International Group, Inc.      5,700       625,219

Glass & Glassware, Pressed or
Blown (0.61%)
   Corning, Inc.                           1,900       375,250

Grain Mill Products (0.42%)
   Quaker Oats Co.                         4,000       260,750

Groceries & Related Products (0.44%)
   Safeway, Inc.                           6,100(a)    269,163

Hospitals (0.32%)
   Columbia/HCA Healthcare Corp.           7,000       199,063

Household Appliances (4.46%)
   General Electric Co.                   17,400    $2,736,150

Jewelry, Silverware & Plated Ware (0.26%)
   Tiffany & Co.                           2,200       159,913

Lumber & Other Building
Materials (2.67%)
   Home Depot, Inc.                       29,200     1,637,025

Measuring & Controlling Devices (1.46%)
   JDS Uniphase Corp.                      6,800(a)    705,500
   PE Corp. - PE Biosystems Group          3,200       192,000
                                                       -------
                                                       897,500
Miscellaneous Business Services (0.55%)
   eBay, Inc.                              2,100(a)    334,294
Miscellaneous Manufacturers (5.81%)
   Tyco International Ltd.                77,600     3,564,750

Motion Picture Production &
Services (3.87%)
   AT&T Corp. - Liberty Media Group,
     Class A                              17,450(a)    871,409
   Time Warner, Inc.                      16,700     1,501,956
                                                     ---------
                                                     2,373,365
Motor Vehicles & Equipment (0.68%)
   General Motors Corp., Class H           4,300(a)    414,144

Personal Credit Institutions (1.47%)
   American Express Co.                    6,000       900,375

Radio & Television Broadcasting (4.97%)
   American Tower Corp., Class A          12,000(a)    558,000
   AmFm, Inc.                              7,800(a)    517,725
   CBS Corp.                               7,000(a)    411,250
   Clear Channel Communications           21,700(a)  1,562,400
                                                     ---------
                                                     3,049,375
Real Estate Operators & Lessors (0.34%)
   Pinnacle Holdings, Inc.                 3,700(a)    207,894

Research & Testing Services (0.03%)
   Luminex Corp.                             900(a)     16,763

Retail Stores, NEC (1.71%)
   Costco Wholesale Corp.                 19,400(a)  1,048,812

Savings Institutions (1.79%)
   Citigroup, Inc.                        18,500     1,099,594

Soap, Cleaners & Toilet Goods (0.61%)
   Procter & Gamble Co.                    6,300       375,638

Special Industry Machinery (2.13%)
   Applied Materials, Inc.                12,800(a)  1,303,200

Telephone Communication (3.98%)
   AT&T Wireless Group                     5,100(a)    162,244
   BellSouth Corp.                         3,000       146,062
   GTE Corp.                              13,700       928,175
   IXnet, Inc.                             5,900(a)    217,562
   Nextlink Communications                   800(a)     67,450
   Sprint Corp.                           14,900       916,350
                                                     ---------
                                                     2,437,843
Women's Accessory & Specialty
Stores (0.11%)
   Intimate Brands, Inc.                   1,700        65,450

Women's Clothing Stores (0.83%)
   Limited, Inc.                          11,200       506,100


           Total Portfolio Investments (96.69%)     59,282,673

Cash and receivables, net of liabilities (3.31%)     2,029,528


                      Total Net Assets (100.00%)   $61,312,201




(a)      Non-income producing security - No dividend paid during the period.

PRINCIPAL PARTNERS LARGECAP GROWTH
FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (93.93%)

Communications Equipment (5.99%)
   Echostar Communications Corp.           2,950(a)  $ 187,878
   Juniper Networks, Inc.                    720       153,135
                                                       -------
                                                       341,013
Communications Services, NEC (2.40%)
   Nextel Communications, Inc.             1,250(a)    136,797

Computer & Data Processing
Services (10.48%)
   Oracle Systems Corp.                    2,400(a)    191,850
   Siebel Systems, Inc.                      840(a)    103,215
   Sun Microsystems, Inc.                  1,810(a)    166,407
   Veritas Software Corp.                  1,260(a)    135,155
                                                       -------
                                                       596,627
Computer & Office Equipment (9.82%)
   Cisco Systems, Inc.                     5,260(a)    364,666
   EMC Corp.                               1,400(a)    194,512
                                                       -------
                                                       559,178
Construction & Related Machinery (1.97%)
   Baker Hughes, Inc.                      3,530       112,298

Department Stores (4.22%)
   Kohl's Corp.                            5,010(a)  $ 240,480

Drugs (2.73%)
   Pfizer, Inc.                            3,690       155,441

Electronic Components &
Accessories (16.38%)
   Broadcom Corp., Class A                   890(a)    153,414
   Intel Corp.                             1,790       226,994
   PMC Sierra, Inc.                          860(a)    165,012
   Stmicroelectronics NV                   1,080       204,863
   Texas Instruments                       1,120       182,420
                                                       -------
                                                       932,703
Glass & Glassware, Pressed or
Blown (3.05%)
   Corning, Inc.                             880       173,800

Groceries & Related Products (2.61%)
   Safeway, Inc.                           3,370(a)    148,701

Household Appliances (2.82%)
   General Electric Co.                    1,020       160,395

Lumber & Other Building
Materials (4.51%)
   Home Depot, Inc.                        4,580       256,766

Measuring & Controlling Devices (2.31%)
   JDS Uniphase Corp.                      1,270(a)    131,763

Medical Instruments & Supplies (2.69%)
   Medtronic, Inc.                         2,950       153,216

Motion Picture Production &
Services (5.31%)
   AT&T Corp. - Liberty Media Group,
    Class A                                6,050(a)    302,122

Oil & Gas Field Services (2.38%)
   Schlumberger Ltd.                       1,770       135,516

Retail Stores, NEC (5.53%)
   Costco Wholesale Corp.                  5,820(a)    314,644

Telephone Communication (8.73%)
   AT&T Wireless Group                       600(a)     19,087
   Nokia Corp. ADR, Class A                5,240       298,025
   Sprint PCS Group                        3,270(a)    179,850
                                                       -------
                                                       496,962


            Total Portfolio Investments (93.93%)     5,348,422

Cash and receivables, net of liabilities (6.07%)       345,888


                      Total Net Assets (100.00%)    $5,694,310



(a)      Non-income producing security - No dividend paid during the period.



PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (93.14%)

Accounting, Auditing, &
Bookkeeping (1.13%)
   Paychex, Inc.                           1,290     $  67,886

Advertising (4.23%)
   Doubleclick, Inc.                         650(a)     49,319
   Getty Images, Inc.                      1,010(a)     30,679
   Interpublic Group of Cos., Inc.         1,310        53,710
   TMP Worldwide, Inc.                       970(a)     63,414
   Young & Rubicam, Inc.                   1,010        56,244
                                                       -------
                                                       253,366
Air Transportation, Scheduled (0.86%)
   Delta Air Lines, Inc.                     980        51,695

Cable & Other Pay TV Services (0.39%)
   TV Guide, Inc., Class A                   790(a)     23,552

Commercial Banks (0.77%)
   Northern Trust Corp.                      720        46,170

Communications Equipment (5.72%)
   Ciena Corp.                               650(a)     80,356
   Network Appliance, Inc.                 1,100(a)     81,331
   Phone.com, Inc.                           340(a)     28,560
   Powerwave Technologies, Inc.              150(a)     31,209
   RF Micro Devices, Inc.                    250(a)     26,016
   Scientific-Atlanta, Inc.                  810        52,701
   Terayon Communication Systems, Inc.       460(a)     42,780
                                                       -------
                                                       342,953
Communications Services, NEC (1.48%)
   Nextel Communications, Inc.               810        88,644

Computer & Data Processing
Services (23.17%)
   Adobe Systems, Inc.                       230        27,816
   Aether Systems, Inc.                      270(a)     44,951
   Agile Software Corp.                    1,210(a)     44,846
   Art Technology Group, Inc.                500(a)     30,375
   BEA Systems, Inc.                       1,080(a)     52,110
   Bisys Group, Inc.                         490(a)     30,656
   Brocade Communications Systems, Inc.      240(a)     29,760
   Cacheflow, Inc.                           140(a)     10,395
   Check Point Software Technologies, Ltd.   150(a)     25,950
   Checkfree Holdings Corp.                  400(a)     20,325
   CMGI, Inc.                                710(a)     50,588
   Digex, Inc.                               380(a)     29,640
   Extreme Networks, Inc.                    620(a)     35,728
   Fiserv, Inc.                              950(a)     43,641
   I 2 Technologies, Inc.                    230(a)     29,728
   Infospace.com, Inc.                       930(a)     66,786
   Inktomi Corp.                             430(a)     66,193
   Keynote Systems, Inc.                     230(a)     10,321
   Looksmart, Ltd.                         1,040(a)     24,960
   Mercury Interactive Corp.                 490(a)     44,100
   Micromuse, Inc.                           460(a)  $  45,138
   Network Solutions, Inc.                   410(a)     60,680
   Peregrine Systems, Inc.                   910(a)     21,897
   Portal Software, Inc.                     750(a)     34,406
   Priceline.com, Inc.                     1,040(a)     65,780
   Proxicom, Inc.                            600(a)     20,513
   Quest Software, Inc.                      450(a)     16,959
   Redback Networks                          450(a)     35,719
   Siebel Systems, Inc.                      550(a)     67,581
   Verisign, Inc.                            410(a)     57,143
   Veritas Software Corp.                  1,820(a)    195,222
   Vignette Corp.                          1,010(a)     48,668
                                                     ---------
                                                     1,388,575
Computer & Office Equipment (2.80%)
   Comverse Technology, Inc.                 620(a)     55,296
   Electronics for Imaging, Inc.             490(a)     25,603
   Lexmark International                     520(a)     61,359
   Safeguard Scientifics, Inc.               610(a)     25,468
                                                       -------
                                                       167,726
Construction & Related Machinery (0.90%)
   Cooper Cameron Corp.                      720(a)     54,000

Department Stores (1.05%)
   Kohl's Corp.                            1,310(a)     62,880

Drugs (2.19%)
   Forest Laboratories, Inc.                 310(a)     26,059
   IDEC Pharmaceuticals                      290(a)     18,560
   Medimmune, Inc.                           540(a)     86,367
                                                       -------
                                                       130,986
Drugs, Proprietaries & Sundries (0.42%)
   Shire Pharmaceuticals GR - ADR            630(a)     25,358

Electric Services (0.99%)
   AES Corp.                                 660(a)     59,359

Electrical Industrial Apparatus (0.37%)
   American Power Conversion                 620(a)     21,894

Electronic Components &
Accessories (18.55%)
   Altera Corp.                              810(a)     82,823
   Analog Devices, Inc.                    1,210(a)     92,943
   Applied Micro Circuits Corp.              650(a)     83,769
   Broadcom Corp., Class A                   540(a)     93,083
   Celestica, Inc.                           610(a)     33,283
   Cree, Inc.                                290(a)     42,195
   Globespan, Inc.                           600(a)     57,000
   LSI Logic Corp.                         1,130(a)     70,625
   Linear Technology Corp.                   770        43,986
   Microchip Technology, Inc.                370(a)     22,963
   Micron Technology, Inc.                   410(a)     57,093
   National Semiconductor Corp.              490(a)     29,768
   PMC Sierra, Inc.                          560(a)    107,450
   SCG Holding Corp                          970(a)     21,279
   SDL, Inc.                                 370(a)     72,150
   Silicon Laboratories, Inc.                310(a)     26,970
   Triquint Semiconductor Inc.               280(a)     28,788
   Vitesse Semiconductor Corp.               890(a)     60,575
   Xilinx, Inc.                            1,160(a)     84,969
                                                     ---------
                                                     1,111,712
Furniture & Home Furnishings
Stores (0.66%)
   Bed Bath & Beyond, Inc.                 1,070(a)  $  39,256

Gas Production & Distribution (0.64%)
   Dynegy, Inc.                              590        38,608

Grain Mill Products (0.77%)
   Quaker Oats Co.                           710        46,283

Groceries & Related Products (0.91%)
   SYSCO Corp.                             1,450        54,556

Hospitals (1.50%)
   Health Management Association, Inc.     3,070(a)     48,928
   Tenet Healthcare Corp.                  1,600(a)     40,800
                                                        ------
                                                        89,728
Jewelry, Silverware & Plated Ware (0.64%)
   Tiffany & Co.                             530        38,524

Measuring & Controlling Devices (7.27%)
   Allergan, Inc.                            630        37,091
   JDS Uniphase Corp.                      2,180(a)    226,175
   KLA-Tencor Corp.                          600(a)     44,925
   PE Corp. - PE Biosystems Group            960        57,600
   Tektronix, Inc.                           450        26,044
   Waters Corp.                              460(a)     43,700
                                                       -------
                                                       435,535
Medical Instruments & Supplies (1.17%)
   Becton, Dickinson & Co.                 1,190        30,494
   Minimed, Inc.                             320(a)     39,340
                                                        ------
                                                        69,834
Miscellaneous Business Services (0.70%)
   Atmel Corp.                               860(a)     42,086

Miscellaneous Converted Paper
Products (0.85%)
   Avery Dennison Corp.                      780        51,188

Miscellaneous Food & Kindred
Products (0.35%)
   Starbucks Corp.                           690(a)     20,862

Miscellaneous Plastics Products, NEC (0.66%)
   Sealed Air Corp.                          710(a)     39,494

Miscellaneous Shopping Goods
Stores (0.49%)
   Dollar Tree Stores, Inc.                  510(a)     29,516

Motor Vehicles & Equipment (0.90%)
   SPX Corp.                                 490(a)     53,839

Personal Credit Institutions (0.60%)
   Capital One Financial Corp.               820        35,875

Producers, Orchestras, And
Entertainers (0.47%)
   Westwood One, Inc.                        800(a)  $  28,300

Professional & Commercial
Equipment (0.46%)
   Sybron International Corp. - Wisconsin    880(a)     27,390

Radio & Television Broadcasting (1.29%)
   American Tower Corp., Class A             710(a)     33,015
   Hispanic Broadcasting Corp.               440(a)     44,468
                                                        ------
                                                        77,483
Radio, Television & Computer
Stores (1.85%)
   Best Buy, Inc.                            830(a)     67,023
   Circuit City Stores - Circuit City Group  750        44,109
                                                       -------
                                                       111,132
Security Brokers & Dealers (0.64%)
   Lehman Brothers Holdings, Inc.            470        38,568

Special Industry Machinery (0.54%)
   LAM Research Corp.                        700(a)     32,112

Telephone Communication (4.76%)
   Broadwing, Inc.                         1,380        39,071
   Flag Telecom Holdings Ltd.              1,770(a)     34,515
   McLeodUSA, Inc.                         1,650(a)     41,250
   Metromedia Fiber Networks, Inc.         1,450(a)     44,769
   Nextlink Communications                   820(a)     69,136
   Universal Access, Inc.                    590(a)     12,095
   Voicestream Wireless Corp.                450(a)     44,550
                                                       -------
                                                       285,386


                             Total Common Stocks     5,582,311

Cash, receivables and other assets,
   net of liabilities (6.86%)                          411,154


                      Total Net Assets (100.00%)    $5,993,465



(a)      Non-income producing security - No dividend paid during the period.


PRINCIPAL REAL ESTATE FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (93.82%)

Apartment REITs (22.32%)
   Apartment Investment & Management Co.  13,800    $  548,550
   Archstone Communities Trust             7,100       153,537
   Avalonbay Communities, Inc.            14,087       551,154
   BRE Properties, Inc.                   14,000       391,125
   Charles E. Smith Residential
       Realty, Inc.                        8,200       309,038
   Essex Property Trust, Inc.              8,050       310,931
   Equity Residential Properties Trust    16,800       764,400
   Home Properties of New York, Inc.      10,600       296,800
                                                     ---------
                                                     3,325,535
Diversified REITs (2.53%)
   Excel Legacy Corp.                      4,000(a)     11,500
   Vornado Realty Trust                   10,600       365,700
                                                       -------
                                                       377,200
Factory Outlet REITs (0.37%)
   Chelsea GCA Realty, Inc.                1,700        55,463

Hotel REITs (6.25%)
   Hospitality Properties Trust            6,600       146,850
   Lasalle Hotel Properties                7,700       116,462
   Meristar Hospitality Corp.             11,300       223,175
   Mirage Resorts, Inc.                   21,800(a)    444,175
                                                       -------
                                                       930,662
Mall REITs (8.66%)
   CBL & Associates Properties, Inc.      12,700       297,656
   General Growth Properties, Inc.        13,300       437,238
   Simon Property Group, Inc.             21,900       555,713
                                                     ---------
                                                     1,290,607
Manufactured Housing REITs (0.50%)
   Chateau Properties                      2,836        73,736

Mortgage, Mixed Use &
Miscellaneous REITs (0.57%)
   Eastgroup Properties, Inc.              4,105        85,435

Office & Industrial Reits (36.84%)
   Arden Realty Group, Inc.               17,300       384,925
   Bedford Property Investors             10,900       192,112
   Boston Properties, Inc.                 8,400       292,950
   Centerpoint Properties Corp.            8,400       301,350
   Cornerstone Properties                 38,400       700,800
   Duke-Weeks Realty Corp.                20,900       453,269
   Equity Office Properties Trust         16,200       440,438
   First Industrial Realty Trust, Inc.     4,700       141,294
   Kilroy Realty Corp.                     4,000        96,500
   Liberty Property Trust                 13,800       341,550
   Mission West Properties, Inc.          18,500       154,938
   Prologis Trust                         33,750       664,453
   Reckson Associates Realty Corp.,
      Class B                             12,018       258,387
   SL Green Realty Corp.                  11,500       295,406
   Spieker Properties, Inc.               17,350       768,822
                                                     ---------
                                                     5,487,194
Self Storage REITs (2.81%)
   Public Storage, Inc.                    7,700    $  172,287
   Storage USA, Inc.                       8,400       245,700
                                                       -------
                                                       417,987
Shopping Center REITs (12.97%)
   AMB Property Corp.                     24,500       540,531
   Developers Diversified Realty Corp.     7,100       107,831
   First Washington Realty                 4,800        99,900
   JDN Realty Corp.                       15,300       148,219
   Kimco Realty Corp.                     11,700       465,806
   Pan Pacific Retail Properties, Inc.    13,900       264,100
   Regency Realty Corp.                    7,600       168,150
   Weingarten Realty Investors             3,410       138,105
                                                     ---------
                                                     1,932,642


                             Total Common Stocks    13,976,461


                                        Principal
                                         Amount         Value



Commercial Paper (4.49%)

Personal Credit Institutions (4.49%)
   Investment in Joint Trade Account,
     Associates First Capital Corp.;
     6.04%; 5/1/2000                    $668,859    $  668,859

           Total Portfolio Investments (98.31%)     14,645,320

Cash and receivables, net of liabilities (1.69%)       251,134


                      Total Net Assets (100.00%)    $14,896,454




(a)      Non-income producing security - No dividend paid during the period.


PRINCIPAL SMALLCAP FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (97.23%)

Advertising (0.77%)
   R.H. Donnelley Corp.                   39,700   $   794,000

Apparel, Piece Goods, & Notions (0.75%)
   Mens Wearhouse, Inc.                   36,000(a)    771,750

Beverages (0.67%)
   Canandaigua Brands, Inc.; Class A      13,700(a)    690,137

Blast Furnace & Basic Steel
Products (1.78%)
   Carpenter Technology Corp.             28,600       573,788
   Quanex Corp.                           32,800       537,100
   Texas Industries, Inc.                 22,600       737,325
                                                     ---------
                                                     1,848,213
Business Credit Institutions (0.88%)
   ePlus, Inc.                            39,000       916,500

Commercial Banks (0.78%)
   Cullen Frost Bankers                   33,000       814,687

Commercial Printing (0.71%)
   Banta Corp.                            37,900       741,419

Communications Equipment (6.21%)
   Antec Corp.                            23,800(a)  1,279,250
   Aspect Communications, Inc.            26,700(a)    947,850
   Harmonic, Inc.                         13,500(a)    996,469
   IPC Information Systems, Inc.           5,000(a)    835,000
   Intervoice-Brite, Inc.                 56,000(a)    892,500
   Metricom, Inc.                         25,300(a)    709,981
   Natural Microsystems Corp.             12,000(a)    781,500
   Titan Corp.                                 1(a)         32
                                                     ---------
                                                     6,442,582
Computer & Data Processing
Services (14.47%)
   AVT Corporation                        76,500(a)    846,281
   Bindview Dev. Corp.                    93,400(a)    753,038
   Caldera Systems, Inc.                  73,410(a)    954,330
   Ciber, Inc.                            45,500(a)    821,844
   F5 Networks Inc.                       15,000       700,312
   Homestore.com, Inc.                    34,000(a)    620,500
   Information Resource Engineering, Inc. 35,200       906,400
   Interactive Intelligence, Inc.         33,700(a)    825,650
   Internet Pictures Corp.                47,367(a)    746,030
   Marimba, Inc.                          33,700(a)    667,681
   Matrixone, Inc.                        36,100(a)  1,191,300
   Metro Information Services, Inc.       26,000(a)    354,250
   Netsolve, Inc.                         30,000(a)    885,000
   Netpliance, Inc.                       35,400       318,600
   OTG Software, Inc.                      2,590(a)     56,980
   Organic, Inc.                          67,000(a)  1,005,000
   Quadramed Corp.                       130,000(a) $  507,813
   Quintus Corp.                          76,700(a)    752,619
   SPSS, Inc.                             35,400(a)  1,008,900
   Sonicwall, Inc.                        18,000(a)  1,089,000
                                                    ----------
                                                    15,011,528
Computer & Office Equipment (2.23%)
   Emulex Corp.                           17,400(a)    789,525
   Micros Systems, Inc.                   15,400(a)    619,850
   Xircom, Inc.                           23,000(a)    907,063
                                                     ---------
                                                     2,316,438
Crude Petroleum & Natural Gas (1.19%)
   Barrett Resources Corp.                11,700(a)    371,475
   Basin Exploration, Inc.                61,700       863,800
                                                     ---------
                                                     1,235,275
Drugs (3.61%)
   Geltex Pharmaceuticals, Inc.           39,000(a)    621,563
   Inhale Therapeutic Systems, Inc.       17,750(a)  1,098,281
   Matritech, Inc.                       202,900(a)  1,483,706
   Sangstat Medical Corp.                 19,000(a)    546,250
                                                     ---------
                                                     3,749,800
Drugs, Proprietaries & Sundries (1.76%)
   Amerisource Health Corp. - Class A     52,500(a)  1,050,000
   Bindley Western Industries, Inc.       44,400       774,225
                                                     ---------
                                                     1,824,225
Eating & Drinking Places (3.51%)
   CEC Entertainment, Inc.                33,000(a)    990,000
   Morton's Restaurant Group, Inc.        26,900(a)    511,100
   P.F. Chang's China Bistro, Inc.        18,000(a)    630,000
   Papa John's International, Inc.        15,300(a)    420,750
   Rubio's Restaurants, Inc.              78,000(a)    594,750
   Ruby Tuesday, Inc.                     23,600       494,125
                                                     ---------
                                                     3,640,725
Electric Services (1.53%)
   Cleco Corp.                            22,500       774,844
   Idacorp, Inc.                          22,000       811,250
                                                     ---------
                                                     1,586,094
Electronic Components &
Accessories (6.99%)
   Align-Rite International               37,600(a)    904,750
   Cobalt Networks, Inc.                  31,800(a)  1,005,675
   Corcord Communication                  41,400(a)  1,159,200
   Galileo Technology ADR                 48,000(a)    843,000
   Hadco Corp.                            15,600     1,284,075
   Hutchinson Technology, Inc.            52,200(a)    665,550
   International Rectifier Corp.          28,300(a)  1,390,238
                                                     ---------
                                                     7,252,488
Elementary & Secondary
Schools (0.74%)
   ITT Educational Services               43,000(a)    768,625

Engines & Turbines (0.78%)
   Briggs & Stratton Corp.                21,100       809,712

Fabricated Structural Metal
Products (0.16%)
   Circor International, Inc.             14,750(a)    168,703

Family Clothing Stores (1.40%)
   Abercrombie & Fitch Co.                66,000(a) $  726,000
   American Eagle Outfitters, Inc.        43,000(a)    731,000
                                                     ---------
                                                     1,457,000
Fire, Marine & Casualty Insurance (1.54%)
   Horace Mann Educators                  49,800       725,212
   Selective Insurance Group, Inc.        46,100       873,019
                                                     ---------
                                                     1,598,231
Footwear, Except Rubber (0.77%)
   Wolverine World Wide, Inc.             66,800       801,600

Gas Production & Distribution (1.48%)
   Peoples Energy Corp.                   24,800       770,350
   Piedmont Natural Gas Co.               27,100       765,575
                                                     ---------
                                                     1,535,925
General Industrial Machinery (2.37%)
   Applied Science & Technology           39,300(a)  1,068,469
   Kaydon Corp.                           31,200       729,300
   Regal-Beloit Corp.                     36,500       659,281
                                                     ---------
                                                     2,457,050
Grain Mill Products (0.61%)
   Ralcorp Holdings, Inc.                 46,100(a)    636,756

Horticultural Specialties (0.51%)
   Hines Horticulture, Inc.               66,400(a)    529,125

Hospitals (1.04%)
   Universal Health Services, Inc.,
        Class B                           19,800     1,084,050

Household Audio & Video
Equipment (0.71%)
   Harman International                   11,300       738,737

Jewelry, Silverware & Plated
Ware (0.80%)
   Jostens, Inc.                          33,600       829,500

Laundry, Cleaning, & Garment
Services (0.62%)
   Unifirst Corp.                         66,600       641,025

Life Insurance (0.75%)
   MONY Group, Inc.                       25,200       779,625

Measuring & Controlling Devices (0.84%)
   Integrated Measurement Systems, Inc.   44,400(a)    868,575

Meat Products (0.68%)
   Michael Foods, Inc.                    33,100       709,581

Medical Instruments & Supplies (3.72%)
   ADAC Laboratories                      64,100(a)    961,500
   Focal, Inc.                           120,000(a)    723,750
   Hologic, Inc.                         104,600(a)    817,188
   Novoste Corp.                          33,000(a)  1,353,000
                                                     ---------
                                                     3,855,438
Medical Services & Health
Insurance (0.80%)
   Foundation Health Systems, Inc.        82,000(a)$   825,125

Men's & Boy's Clothing Stores (2.10%)
   Hot Topic, Inc.                        35,400(a)  1,088,550
   Quiksilver, Inc.                       57,600(a)  1,087,200
                                                     ---------
                                                     2,175,750
Miscellaneous Chemical Products (0.44%)
   Fuller (H.B.) Co.                      11,900       457,406

Miscellaneous Electrical Equipment &
Supplies (0.74%)
   Rayovac Corp.                          37,000(a)    772,375

Miscellaneous Equipment Rental &
Leasing (0.61%)
   Rent-A-Center, Inc.                    31,000(a)    631,625

Miscellaneous Fabricated Metal
Products (0.63%)
   Watts Industries, Inc.                 48,900       654,037

Miscellaneous Investing (1.41%)
   Centerpoint Properties Corp.           19,300       692,387
   First Industrial Realty Trust, Inc.    25,600       769,600
                                                     ---------
                                                     1,461,987
Miscellaneous Manufacturers (1.12%)
   Russ Berrie & Co.                      27,700       515,913
   Zomax, Inc.                            13,721       649,175
                                                     ---------
                                                     1,165,088
Miscellaneous Shopping Goods
Stores (0.68%)
   Zale Corp.                             17,000(a)    701,250

Miscellaneous Textile Goods (0.68%)
   Kellwood Co.                           41,400       708,975

Motor Vehicles & Equipment (0.66%)
   Modine Mfg. Co.                        30,900       681,731

New & Used Car Dealers (0.77%)
   Lithia Motors, Inc.                    50,100(a)    798,469

Office Furniture (0.60%)
   Kimball International, Inc.            44,600       624,400

Oil & Gas Field Services (2.63%)
   Helmerich & Payne, Inc.                26,900       842,306
   Pride International, Inc.              45,200(a)  1,022,650
   Seacor Smit, Inc.                      14,100       863,625
                                                     ---------
                                                     2,728,581
Paints & Allied Products (0.66%)
   RPM, Inc.                              67,900       687,487

Personnel Supply Services (0.67%)
   Remedytemp, Inc.                       35,000(a)    693,438

Petroleum Refining (0.90%)
   Valero Energy Corp.                    32,200       933,800

Railroad Equipment (0.70%)
   Trinity Industries, Inc.               32,700    $  727,575

Refrigeration & Service
Machinery (0.79%)
   York International Corp.               34,100       822,662

Retail Stores, NEC (0.90%)
   The Children's Place Retail            42,000(a)    934,500

Rubber & Plastics Footwear (0.62%)
   Vans, Inc.                             42,200(a)    638,275

Savings Institutions (0.76%)
   Community First Bankshares, Inc.       46,700       788,062

Soap, Cleaners & Toilet Goods (0.82%)
   Carter-Wallace, Inc.                   38,200       849,950

Social Services, NEC (0.58%)
   Provantage Health Services             75,900(a)    602,456

Special Industry Machinery (0.85%)
   Cymer, Inc.                            22,600(a)    882,812

Surety Insurance (0.41%)
   Enhance Financial Services Group, Inc. 42,400       429,300

Telephone Communication (3.92%)
   Firstworld Communications, Inc. Class B74,200(a)    885,763
   Focal Communications Corp.             23,000       766,188
   ICG Communications, Inc.               46,100(a)  1,371,475
   Intermedia Communications, Inc.        25,600(a)  1,043,200
                                                     ---------
                                                     4,066,626
Trucking & Courier Services, Except
Air (0.96%)
   Werner Enterprises, Inc.               53,400     1,001,250

Vocational Schools (0.98%)
   Apollo Group, Inc.                     35,000(a)  1,015,000

Women's & Children's
Undergarments (0.70%)
   Warnaco Group, Inc.                    68,500       727,813

Women's Clothing Stores (0.78%)
   Anntaylor Stores Corp.                 39,000(a)    806,813


                             Total Common Stocks   100,899,737



                                        Principal
                                         Amount         Value



Commercial Paper (2.81%)

Personal Credit Institutions (2.81%)
   Investment in Joint Trading Account,
     Associates First Corp.;
     6.04%; 5/1/2000                  $2,916,394   $ 2,916,394


           Total Portfolio Investments (100.04%)   103,816,131

Liabilities, net of cash, receivables and
   other assets (-0.04%)                               (44,317)

                      Total Net Assets (100.00%)  $103,771,814


(a)      Non-income producing security - No dividend paid during the period.

PRINCIPAL UTILITIES FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (94.03%)

Combination Utility Services (9.87%)
   Citizens Utilities                    141,591(a) $2,274,305
   Constellation Energy Group, Inc.       76,700     2,535,894
   Montana Power Co.                      56,600     2,493,937
   NiSource, Inc.                        100,200     1,853,700
   Utilicorp United, Inc.                140,100     2,696,925
                                                    ----------
                                                    11,854,761
Electric Services (43.22%)
   AES Corp.                              46,700(a)  4,200,081
   Allegheny Energy                       67,100     2,038,163
   Calpine Corp.                          44,000(a)  4,026,000
   DQE, Inc.                              89,100     3,408,075
   Duke Energy Corp.                      62,600     3,599,500
   Edison International                   80,200     1,528,812
   Enron Corp.                            59,760     4,164,525
   FPL Group, Inc.                        74,500     3,366,469
   Firstenergy Corp.                      46,300     1,177,756
   GPU, Inc.                              39,900     1,119,694
   Kansas City Power and Light            88,000     2,260,500
   Niagara Mohawk Holdings, Inc.         252,400(a)  3,502,050
   Peco Energy Co.                        74,600     3,109,888
   Pinnacle West Capital Corp.           116,800     4,102,600
   Potomac Electric Power Co.            101,300     2,374,219
   Reliant Energy, Inc.                  104,000     2,769,000
   Scottish Power PLC ADR                 39,108     1,249,012
   Southern Co.                           84,200     2,099,737
   Texas Utilities Holdings               54,400     1,832,600

                                                    51,928,681
Electrical Industrial Apparatus (1.40%)
   Ballard Power Systems, Inc.            21,033(a)  1,682,640

Gas Production & Distribution (6.71%)
   Columbia Energy Group                  39,900   $ 2,503,725
   Dynegy, Inc.                           61,000     3,991,688
   New Jersey Resources Corp.             20,900       841,225
   Peoples Energy Corp.                   23,300       723,756

                                                     8,060,394
Holding Offices (2.25%)
   NSTAR                                  61,300     2,701,031

Radio & Television Broadcasting (3.51%)
   Allegiance Telecom, Inc.               26,250(a)  1,857,188
   Time Warner Telecom, Class A           43,100(a)  2,359,725
                                                     ---------
                                                     4,216,913
Telegraph & Other Communications (1.85%)
   Level 3 Communications, Inc.           25,000(a)  2,225,000

Telephone Communication (25.22%)
   360networks, Inc.                      44,604(a)    677,423
   AT&T Corp.                             44,750     2,089,266
   AT&T Wireless Group                    20,000(a)    636,250
   Alltel Corp.                           29,400     1,958,775
   Covad Communications Group             58,350(a)  1,619,213
   GTE Corp.                              24,500     1,659,875
   Intermedia Communications, Inc.        57,700(a)  2,351,275
   MCI Worldcom, Inc.                     57,386(a)  2,607,476
   McLeodUSA, Inc.                       122,700(a)  3,067,500
   Nextlink Communications                26,000(a)  2,192,125
   RCN Corp.                              58,700(a)  1,680,287
   Sprint Corp.                           44,300     2,724,450
   Teligent, Inc.                         62,100(a)  2,328,750
   Vodafone Group PLC ADR                 44,800     2,105,600
   Voicestream Wireless Corp.             26,320(a)  2,605,680
                                                    ----------
                                                    30,303,945


                             Total Common Stocks   112,973,365


                                        Principal
                                         Amount         Value


Bond (2.29%)

Motion Picture Production & Services (2.29%)
   Liberty Media Group Convertible Bond;
     4.00%; 11/15/2029                $2,112,000(b) $2,753,520

Commercial Paper (4.10%)

Personal Credit Institutions (4.10%)
   Investment in Joint Trade Account,
     Associates First Capital Corp.;
     6.04%; 5/1/2000                   4,935,542     4,935,542


           Total Portfolio Investments (100.42%)   120,662,427

Liabilities, net of cash, receivables and
   other assets (-0.42%)                              (510,242)
                      Total Net Assets (100.00%)  $120,152,185




(a) Non-income producing security - No dividend paid during the period.
(b) Restricted security - See Note 4 to the financial statements.



FINANCIAL HIGHLIGHTS
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BALANCED FUND, INC.(a)
-----------------------------
Class A shares                                                  2000*        1999        1998          1997        1996        1995
--------------------------------------------------------------------  -------------------------------------        ----        ----

Net Asset Value, Beginning of Period...................       $15.13       $15.28      $15.11       $14.61       $13.74      $12.43

Income from Investment Operations:
   Net Investment Income...............................          .18          .40         .42          .35          .38         .41

   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.32)         .34        1.15         1.81         1.59        1.31


                       Total from Investment Operations          .14          .74        1.57         2.16         1.97        1.72

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.19)        (.44)       (.37)        (.36)        (.43)       (.36)

   Distributions from Capital Gains....................         (.64)        (.45)      (1.03)       (1.30)        (.67)       (.05)


                      Total Dividends and Distributions         (.83)        (.89)      (1.40)       (1.66)       (1.10)       (.41)


Net Asset Value, End of Period.........................       $14.16       $15.13      $15.28       $15.11       $14.61      $13.74


Total Return(b) .......................................       (.96)%(c)     4.85%       11.00%       15.88%      15.10%      14.18%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $96,989     $112,329     $104,414      $85,436     $70,820     $57,125

   Ratio of Expenses to Average Net Assets.............        1.29%(d)     1.28%        1.28%        1.33%       1.28%       1.37%

   Ratio of Net Investment Income to
     Average Net Assets................................        2.57%(d)     2.67%        2.86%        2.42%       2.82%       3.21%

   Portfolio Turnover Rate.............................        43.9%(d)     24.2%        57.0%        27.6%       32.6%       35.8%



PRINCIPAL BALANCED FUND, INC.(a)
-----------------------------
Class B shares                                                  2000*        1999        1998          1997        1996      1995(e)
--------------------------------------------------------------------  -------------------------------------        ----      ----
Net Asset Value, Beginning of Period...................       $15.06       $15.22      $15.05       $14.56       $13.71    $11.80
Income from Investment Operations:
   Net Investment Income...............................          .13          .29         .31          .25          .29       .31
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.31)         .32        1.14         1.79         1.55      1.90

                       Total from Investment Operations         (.18)         .61        1.45         2.04         1.84      2.21
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.14)        (.32)       (.25)        (.25)        (.32)     (.30)
   Distributions from Capital Gains....................         (.64)        (.45)      (1.03)       (1.30)        (.67)     --

                      Total Dividends and Distributions         (.78)        (.77)      (1.28)       (1.55)        (.99)     (.30)


Net Asset Value, End of Period.........................       $14.10       $15.06      $15.22       $15.05       $14.56    $13.71


Total Return(b) .......................................      (1.28)%(c)     4.02%       10.18%       14.96%      14.10%    18.72%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $20,919      $23,570      $18,930      $11,885      $5,964    $1,263
   Ratio of Expenses to Average Net Assets.............        2.07%(d)     2.02%        2.04%        2.14%       2.13%     1.91%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.79%(d)     1.93%        2.08%        1.58%       1.93%     2.53%(d)
   Portfolio Turnover Rate.............................        43.9%(d)     24.2%        57.0%        27.6%       32.6%     35.8%(d)
*  Six Months Ended April 30, 2000


PRINCIPAL BALANCED FUND, INC.(a)
-----------------------------
Class C shares                                                  2000*        1999(f)
--------------------------------------------------------------------         ----
Net Asset Value, Beginning of Period...................       $15.13       $15.94
Income from Investment Operations:
   Net Investment Income...............................          .09          .07
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.30)        (.81)

                       Total from Investment Operations         (.21)        (.74)
Less Dividends:
   Dividends from Net Investment Income................         (.13)        (.07)
   Distributions from Capital Gains....................         (.64)        --

                                        Total Dividends         (.77)        (.07)


Net Asset Value, End of Period.........................       $14.15       $15.13


Total Return(b) .......................................      (1.65)%(c)   (4.67)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $407         $242
   Ratio of Expenses to Average Net Assets.............        2.35%(d)     2.11%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.47%(d)     1.78%(d)
   Portfolio Turnover Rate.............................        43.9%(d)     24.2%(d)


PRINCIPAL BALANCED FUND, INC.(a)
-----------------------------
Class R shares                                                  2000*        1999        1998          1997        1996(g)
--------------------------------------------------------------------  -------------------------------------------------
Net Asset Value, Beginning of Period...................       $14.99       $15.15      $14.98       $14.52       $13.81
Income from Investment Operations:
   Net Investment Income...............................          .14          .32         .33          .29          .24
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.30)         .32        1.15         1.76          .73

                       Total from Investment Operations         (.16)         .64        1.48         2.05          .97
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.15)        (.35)       (.28)        (.30)        (.26)
   Distributions from Capital Gains....................         (.64)        (.45)      (1.03)       (1.29)        --

                      Total Dividends and Distributions         (.79)        (.80)      (1.31)       (1.59)        (.26)


Net Asset Value, End of Period.........................       $14.04       $14.99      $15.15       $14.98       $14.52


Total Return...........................................      (1.13)%(c)     4.21%       10.43%       15.16%       7.52%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $23,682      $23,972      $19,434       $9,745        $875
   Ratio of Expenses to Average Net Assets.............        1.82%(d)     1.84%        1.88%        1.99%       1.49%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        2.04%(d)     2.11%        2.22%        1.66%       2.26%(d)
   Portfolio Turnover Rate.............................        43.9%(d)     24.2%        57.0%        27.6%       32.6%(d)

*  Six Months Ended April 30, 2000

FINANCIAL HIGHLIGHTS (Continued)
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BLUE CHIP FUND, INC.(a)
------------------------------
Class A shares                                                  2000*        1999        1998          1997        1996        1995
--------------------------------------------------------------------         ----        ------------------        ----        ----
Net Asset Value, Beginning of Period...................       $25.25       $21.71      $20.22       $17.10       $15.03      $12.45

Income from Investment Operations:
   Net Investment Income(h)   .........................          .04          .15         .12          .21          .23         .24
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.77)        3.53        3.57         3.58         2.45        2.55

                       Total from Investment Operations         (.73)        3.68        3.69         3.79         2.68        2.79
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.05)        (.14)       (.12)        (.21)        (.26)       (.21)
   Distributions from Capital Gains....................         (.29)       --          (2.08)        (.46)        (.35)       --

                      Total Dividends and Distributions         (.34)        (.14)      (2.20)        (.67)        (.61)       (.21)


Net Asset Value, End of Period.........................       $24.18       $25.25      $21.71       $20.22       $17.10      $15.03


Total Return(b) .......................................      (2.92)%(c)    17.00%       19.48%       22.57%      18.20%      22.65%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $177,151     $184,217     $126,740      $79,985     $44,389     $35,212

   Ratio of Expenses to Average Net Assets(h)   .......        1.19%(d)     1.26%        1.31%        1.30%       1.33%       1.38%
   Ratio of Net Investment Income to
     Average Net Assets................................         .34%(d)      .63%         .57%        1.10%       1.41%       1.83%
   Portfolio Turnover Rate.............................        90.3%(d)     16.4%          .5%        55.4%       13.3%       26.1%


PRINCIPAL BLUE CHIP FUND, INC.(a)
------------------------------
Class B shares                                                  2000*        1999        1998          1997        1996      1995(e)
--------------------------------------------------------------------         ----        ------------------        ----      ----
Net Asset Value, Beginning of Period...................       $25.00       $21.55      $20.14       $17.03       $14.99    $11.89
Income from Investment Operations:
   Net Investment Income (Operating Loss)(h)    .......         (.05)        (.02)       (.02)         .07          .11       .15
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.75)        3.48        3.53         3.54         2.41      3.10

                       Total from Investment Operations         (.80)        3.46        3.51         3.61         2.52      3.25
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.01)        (.01)       (.02)        (.04)        (.13)     (.15)
   Distributions from Capital Gains....................         (.29)       --          (2.08)        (.46)        (.35)    --

                      Total Dividends and Distributions         (.30)        (.01)      (2.10)        (.50)        (.48)     (.15)


Net Asset Value, End of Period.........................       $23.90       $25.00      $21.55       $20.14       $17.03    $14.99



Total Return(b) .......................................      (3.26)%(c)    16.09%       18.59%       21.59%      17.18%    26.20%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $56,060      $56,493      $34,223      $18,265      $6,527    $1,732
   Ratio of Expenses to Average Net Assets(h)   .......        1.93%(d)     2.04%        2.02%        2.06%       2.19%     1.90%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.40)%(d)    (.15)%       (.14)%         .32%         49%      .97%(d)
   Portfolio Turnover Rate.............................        90.3%(d)     16.4%          .5%        55.4%       13.3%     26.1%(d)
*  Six Months Ended April 30, 2000



PRINCIPAL BLUE CHIP FUND, INC.(a)
------------------------------
Class C shares                                                  2000*        1999(f)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $25.17       $25.50
Income from Investment Operations:
   Net Investment Income (Operating Loss)(h)    .......         (.02)        (.03)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.78)        (.30)

                       Total from Investment Operations         (.80)        (.33)
Less Distributions from Capital Gains..................         (.29)        --


Net Asset Value, End of Period.........................       $24.08       $25.17


Total Return(b) .......................................      (3.24)%(c)   (1.29)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,098         $331
                                                                    -
   Ratio of Expenses to Average Net Assets(h)   .......        1.93%(d)     2.27%(d)
   Ratio of Net Investment Income (Operating Loss)
      to Average Net Assets............................       (.55)%(d)    (.72)%(d)
   Portfolio Turnover Rate.............................        90.3%(d)     16.4%(d)


PRINCIPAL BLUE CHIP FUND, INC.(a)
------------------------------
Class R shares                                                  2000*        1999        1998          1997        1996(g)
--------------------------------------------------------------------         ------------------------------        ----
Net Asset Value, Beginning of Period...................       $25.12       $21.63      $20.16       $17.08       $16.21
Income from Investment Operations:
   Net Investment Income (Operating Loss)(h)    .......         (.02)         .03         .02          .13          .12
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.76)        3.49        3.57         3.53          .90

                       Total from Investment Operations         (.78)        3.52        3.59         3.66         1.02
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.02)        (.03)       (.04)        (.12)        (.15)
   Distributions from Capital Gains....................         (.29)       --          (2.08)        (.46)        --

                      Total Dividends and Distributions         (.31)        (.03)      (2.12)        (.58)        (.15)


Net Asset Value, End of Period.........................       $24.03       $25.12      $21.63       $20.16       $17.08



Total Return...........................................      (3.16)%(c)    16.31%       19.01%       21.82%       7.02%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $55,243      $50,667      $32,871      $15,502      $1,575
   Ratio of Expenses to Average Net Assets(h)   .......        1.69%(d)     1.81%        1.85%        1.89%       1.48%(d)
   Ratio of Net Investment Income (Operating Loss)
      to Average Net Assets............................       (.16)%(d)      .08%         .02%         .45%        .68%(d)
   Portfolio Turnover Rate.............................        90.3%(d)     16.4%          .5%        55.4%       13.3%(d)

*  Six Months Ended April 30, 2000

FINANCIAL HIGHLIGHTS (Continued)
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL CAPITAL VALUE FUND, INC.(a)
----------------------------------
Class A shares                                                  2000*        1999        1998          1997        1996        1995
--------------------------------------------------------------------  -------------------------------------        ----        ----
Net Asset Value, Beginning of Period...................       $29.58       $31.07      $29.69       $27.72       $23.69      $20.83
Income from Investment Operations:
   Net Investment Income...............................          .19          .52         .50          .50          .45         .45
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.89)         .45        3.88         5.80         5.48        3.15

                       Total from Investment Operations        (2.70)         .97        4.38         6.30         5.93        3.60
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.25)        (.51)       (.53)        (.48)        (.43)       (.39)
   Distributions from Capital Gains....................        (2.53)       (1.95)      (2.47)       (3.85)       (1.47)       (.35)

                      Total Dividends and Distributions        (2.78)       (2.46)      (3.00)       (4.33)       (1.90)       (.74)

Net Asset Value, End of Period.........................       $24.10       $29.58      $31.07       $29.69       $27.72      $23.69


Total Return(b) .......................................      (9.73)%(c)     3.00%       15.59%       25.36%      26.41%      17.94%


Ratio/Supplemental Data: `
   Net Assets, End of Period (in thousands)............     $467,112     $573,485     $565,052     $494,444    $435,617    $339,656

   Ratio of Expenses to Average Net Assets.............         .93%(d)      .75%         .74%         .70%        .69%        .75%

   Ratio of Net Investment Income to
     Average Net Assets................................        1.66%(d)     1.73%        1.67%        1.85%       1.82%       2.08%
     Portfolio Turnover Rate...........................       120.6%(d)     44.5%        23.2%        30.8%       50.2%       46.0%



PRINCIPAL CAPITAL VALUE FUND, INC.(a)
----------------------------------
Class B shares                                                  2000*        1999        1998          1997        1996      1995(e)
--------------------------------------------------------------------  -------------------------------------        ----      ----
Net Asset Value, Beginning of Period...................       $29.41       $30.90      $29.51       $27.58       $23.61    $19.12
Income from Investment Operations:
   Net Investment Income...............................          .08          .29         .26          .23          .21       .33
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.88)         .44        3.86         5.77         5.45      4.46

                       Total from Investment Operations        (2.80)         .73        4.12         6.00         5.66      4.79
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.14)        (.27)       (.26)        (.22)        (.22)     (.30)
   Distributions from Capital Gains....................        (2.53)       (1.95)      (2.47)       (3.85)       (1.47)     --

                      Total Dividends and Distributions        (2.67)       (2.22)      (2.73)       (4.07)       (1.69)     (.30)

Net Asset Value, End of Period.........................       $23.94       $29.41      $30.90       $29.51       $27.58    $23.61


Total Return(b) .......................................     (10.11)%(c)     2.24%       14.71%       24.13%      25.19%    25.06%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $42,329      $53,169      $44,765      $27,240      $9,832    $2,248
   Ratio of Expenses to Average Net Assets.............        1.81%(d)     1.52%        1.52%        1.65%       1.70%     1.50%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................         .78%(d)      .96%         .88%         .84%        .80%     1.07%(d)
Portfolio Turnover Rate................................       120.6%(d)     44.5%        23.2%        30.8%       50.2%     46.0%(d)
*  Six Months Ended April 30, 2000




PRINCIPAL CAPITAL VALUE FUND, INC.(a)
----------------------------------
Class C shares                                                  2000*        1999(f)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $29.45       $31.81
Income from Investment Operations:
   Net Investment Income...............................          .04          .01
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.89)       (2.37)

                       Total from Investment Operations        (2.85)       (2.36)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.11)        --
   Distributions from Capital Gains....................        (2.53)        --

                      Total Dividends and Distributions        (2.64)       (2.23)


Net Asset Value, End of Period.........................       $23.96       $29.45


Total Return(b) .......................................     (11.01)%(c)   (7.42)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $599         $211
   Ratio of Expenses to Average Net Assets.............        2.29%(d)     2.07%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................         .12%(d)      .23%(d)
   Portfolio Turnover Rate.............................       120.6%(d)     44.5%(d)


PRINCIPAL CAPITAL VALUE FUND, INC.(a)
----------------------------------
Class R shares                                                  2000*        1999        1998          1997        1996(g)
--------------------------------------------------------------------         ------------------------------        ----
Net Asset Value, Beginning of Period...................       $29.33       $30.80      $29.44       $27.57       $24.73
Income from Investment Operations:
   Net Investment Income...............................          .15          .32         .28          .30          .19
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.89)         .44        3.84         5.74         2.81

                       Total from Investment Operations        (2.74)         .76        4.12         6.04         3.00
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.17)        (.28)       (.29)        (.32)        (.16)
   Distributions from Capital Gains....................        (2.53)       (1.95)      (2.47)       (3.85)        --

                      Total Dividends and Distributions        (2.70)       (2.23)      (2.76)       (4.17)        (.16)

Net Asset Value, End of Period.........................       $23.89       $29.33      $30.80       $29.44       $27.57


Total Return...........................................      (9.94)%(c)     2.35%       14.77%       24.36%      12.74%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $38,013      $43,862      $37,675      $18,326      $1,752
   Ratio of Expenses to Average Net Assets.............        1.31%(d)     1.43%        1.50%        1.50%       1.16%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.28%(d)     1.05%         .88%         .93%       1.18%(d)
   Portfolio Turnover Rate.............................       120.6%(d)     44.5%        23.2%        30.8%       50.2%(d)

*  Six Months Ended April 30, 2000

FINANCIAL HIGHLIGHTS (Continued)
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL GROWTH FUND, INC.(a)
---------------------------
Class A shares                                                 2000*        1999         1998         1997        1996         1995
-------------------------------------------------------------------         ----         -----------------        -----------------
Net Asset Value, Beginning of Period...................       $65.57      $56.09       $50.43       $39.54      $37.22       $31.14
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.10)        .21          .35          .31         .35          .35
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         7.03        9.56         7.14        11.26        3.50         6.67

                       Total from Investment Operations         6.93        9.77         7.49        11.57        3.85         7.02
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.30)       (.34)        (.31)        (.35)      (.31)
   Distributions from Capital Gains....................        (2.41)        --         (1.49)        (.37)       (1.18)      (.63)

                      Total Dividends and Distributions        (2.41)        (.30)      (1.83)        (.68)       (1.53)      (.94)


Net Asset Value, End of Period.........................       $70.09       $65.57      $56.09       $50.43       $39.54      $37.22


Total Return(b) .......................................       10.85%(c)    17.46%       15.17%       29.55%      10.60%      23.29%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $530,981     $493,117     $395,954     $317,386    $228,361   $174,328
   Ratio of Expenses to Average Net Assets.............        1.01%(d)      .89%         .95%        1.03%       1.08%      1.16%
   Ratio of Net Investment Income (Operating Loss)
      to Average Net Assets............................       (.30)%(d)      .33%         .66%         .68%        .95%      1.12%
   Portfolio Turnover Rate.............................       213.8%(d)     32.4%        21.9%        16.5%        1.8%      12.2%


PRINCIPAL GROWTH FUND, INC.(a)
---------------------------
Class B shares                                                 2000*        1999         1998         1997        1996       1995(e)
-------------------------------------------------------------------  --------------------------------------       ----     --------
Net Asset Value, Beginning of Period...................       $65.33      $55.98       $50.36       $39.43      $37.10     $28.33
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............          .78       (.17)          .06          .09         .08        .21
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         5.84        9.55         7.14        11.23        3.48       8.76

                       Total from Investment Operations         6.62        9.38         7.20        11.32        3.56       8.97
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.03)       (.09)        (.02)        (.05)    (.20)
   Distributions from Capital Gains....................        (2.41)        --         (1.49)        (.37)      (1.18)     --

                      Total Dividends and Distributions        (2.41)        (.03)      (1.58)        (.39)       (1.23)    (.20)

Net Asset Value, End of Period.........................       $69.54       $65.33      $55.98       $50.36       $39.43    $37.10

Total Return(b) .......................................       10.40%(c)    16.75%       14.58%       28.92%       9.80%    31.48%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $108,721      $96,116      $64,809      $42,241     $24,019    $8,279
   Ratio of Expenses to Average Net Assets.............        1.81%(d)     1.50%       1.46%         1.48%       1.79%     1.80%(d)
Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.10)%(d)    (.28)%        .15%          .23%        .22%      .31%(d)
   Portfolio Turnover Rate.............................       213.8%(d)     32.4%       21.9%         16.5%        1.8%     12.2%(d)

*  Six Months Ended April 30, 2000



PRINCIPAL GROWTH FUND, INC.(a)
---------------------------
Class C shares                                                  2000*        1999(f)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $65.34       $67.89
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.26)        (.07)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         6.88        (2.48)

                       Total from Investment Operations         6.62        (2.55)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --
   Distributions from Capital Gains....................        (2.41)        --

                      Total Dividends and Distributions        (2.41)        --

Net Asset Value, End of Period.........................       $69.55       $65.34

Total Return(b) .......................................       10.31%(c)   (3.75)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,894         $452
   Ratio of Expenses to Average Net Assets.............        1.89%(d)     1.85%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.23)%(d)    (.58)%(d)
   Portfolio Turnover Rate.............................       213.8%(d)     32.4%(d)



PRINCIPAL GROWTH FUND, INC.(a)
---------------------------
Class R shares                                                  2000*        1999        1998          1997        1996(g)
--------------------------------------------------------------------         ------------------------------        ----
Net Asset Value, Beginning of Period...................       $65.13       $55.77      $50.16       $39.40       $39.27
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.24)        (.13)        .02          .06          .10
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         6.94         9.49        7.09        11.16          .13

                       Total from Investment Operations         6.70         9.36        7.11        11.22          .23
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --          (.01)        (.09)        (.10)
   Distributions from Capital Gains....................        (2.41)        --         (1.49)        (.37)        --

                      Total Dividends and Distributions        (2.41)        --         (1.50)        (.46)        (.10)

Net Asset Value, End of Period.........................       $69.42       $65.13      $55.77       $50.16       $39.40

Total Return...........................................       10.56%(c)    16.78%       14.46%       28.72%       1.12%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $57,731      $47,193      $30,557      $16,265      $2,014
   Ratio of Expenses to Average Net Assets.............        1.54%(d)     1.46%        1.59%        1.69%       1.42%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.83)%(d)    (.24)%         .01%         .00%        .14%(d)
   Portfolio Turnover Rate.............................       213.8%(d)     32.4%        21.9%        16.5%        1.8%(d)

*  Six Months Ended April 30, 2000

FINANCIAL HIGHLIGHTS (Continued)
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
Class A shares                                                  2000(i)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income(h) ...........................          .01
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .72

                       Total from Investment Operations          .73

Net Asset Value, End of Period.........................       $10.73



Total Return(b) .......................................        6.34%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $4,131
   Ratio of Expenses to Average Net Assets(h)   .......         .79%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.00%(d)
   Portfolio Turnover Rate.............................         3.8%(d)


PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
Class B shares                                                  2000(i)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income(h)   .........................          .01
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .71

                       Total from Investment Operations          .72

Net Asset Value, End of Period.........................       $10.72



Total Return(b) .......................................        6.24%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,502
   Ratio of Expenses to Average Net Assets(h)   .......        1.13%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................         .60%(d)
   Portfolio Turnover Rate.............................         3.8%(d)



PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
Class C shares                                                  2000(i)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income(h)   .........................          .01
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .71

                       Total from Investment Operations          .72

Net Asset Value, End of Period.........................       $10.72



Total Return(b) .......................................        6.24%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,088
   Ratio of Expenses to Average Net Assets(h)   .......        1.13%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................         .60%(d)
   Portfolio Turnover Rate.............................         3.8%(d)


PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
Class R shares                                                  2000(i)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income(h)   .........................          .01
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .71

                       Total from Investment Operations          .72

Net Asset Value, End of Period.........................       $10.72



Total Return...........................................        6.24%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,474
   Ratio of Expenses to Average Net Assets(h)   .......        1.27%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................         .46%(d)
   Portfolio Turnover Rate.............................         3.8%(d)

FINANCIAL HIGHLIGHTS (Continued)
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL MIDCAP FUND, INC.(a)
---------------------------
Class A shares                                                 2000*        1999         1998         1997        1996         1995
-------------------------------------------------------------------         ----         -----------------        -----------------
Net Asset Value, Beginning of Period...................       $42.12       $39.90      $45.33       $35.75       $31.45      $25.08
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.10)        (.06)       (.07)         .07          .14         .12
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         8.07         2.28       (4.26)       10.80         5.05        6.45

                       Total from Investment Operations         7.97         2.22       (4.33)       10.87         5.19        6.57
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --          --           --           (.11)        (.14)       (.06)
   Distributions from Capital Gains....................        (2.03)       --          (1.10)       (1.18)        (.75)       (.14)

                      Total Dividends and Distributions        (2.03)       --          (1.10)       (1.29)        (.89)       (.20)

Net Asset Value, End of Period.........................       $48.06       $42.12      $39.90       $45.33       $35.75      $31.45

Total Return(b) .......................................       19.40%(c)     5.56%      (9.78)%       31.26%      16.89%      26.89%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $346,561     $313,984     $332,942     $346,666    $229,465    $150,611
   Ratio of Expenses to Average Net Assets.............        1.19%(d)     1.22%        1.22%        1.26%       1.32%       1.47%
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.43)%(d)    (.17)%       (.14)%         .20%        .46%        .47%
     Portfolio Turnover Rate...........................       177.2%(d)     59.9%        25.1%         9.5%       12.3%       13.5%



PRINCIPAL MIDCAP FUND, INC.(a)
---------------------------
Class B shares                                                  2000*        1999        1998          1997        1996      1995(e)
--------------------------------------------------------------------  -------------------------------------        ----      ----
Net Asset Value, Beginning of Period...................       $41.29       $39.29      $44.88       $35.48       $31.31    $23.15
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.21)        (.28)       (.23)        (.05)        (.04)     --
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         7.91         2.28       (4.26)       10.64         4.97      8.18

                       Total from Investment Operations         7.70         2.00       (4.49)       10.59         4.93      8.18
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --          --           --           (.01)        (.01)     (.02)
   Distributions from Capital Gains....................        (2.03)       --          (1.10)       (1.18)        (.75)     --

                      Total Dividends and Distributions        (2.03)       --          (1.10)       (1.19)        (.76)     (.02)


Net Asset Value, End of Period.........................       $46.96       $41.29      $39.29       $44.88       $35.48    $31.31


Total Return(b) .......................................       19.12%(c)     5.09%     (10.24)%       30.64%      16.07%    35.65%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $76,943      $68,639      $68,358      $59,554     $28,480    $8,997
   Ratio of Expenses to Average Net Assets.............        1.65%(d)     1.67%        1.73%        1.69%       2.01%     2.04%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.89)%(d)    (.62)%       (.66)%       (.24)%      (.24)%    (.17)%(d)
   Portfolio Turnover Rate.............................       177.2%(d)     59.9%        25.1%         9.5%       12.3%     13.5%(d)
*  Six Months Ended April 30, 2000



PRINCIPAL MIDCAP FUND, INC.(a)
---------------------------
Class C shares                                                  2000*        1999(f)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $41.96       $45.79
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.35)        (.11)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         7.98        (3.72)

                       Total from Investment Operations         7.63        (3.83)
Less Dividends and Distributions:
   Dividends from Net Investment Income................        --           --
   Distributions from Capital Gains....................        (2.03)       --

                      Total Dividends and Distributions        (2.03)       --

Net Asset Value, End of Period.........................       $47.56       $41.96

Total Return(b) .......................................       18.47%(c)   (8.36)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $538         $222
   Ratio of Expenses to Average Net Assets.............        2.64%(d)     2.25%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.88)%(d)   (1.14)%(d)
   Portfolio Turnover Rate.............................       177.2%(d)     59.9%(d)


PRINCIPAL MIDCAP FUND, INC.(a)
---------------------------
Class R shares                                                  2000*        1999        1998          1997        1996(g)
--------------------------------------------------------------------  -------------------------------------------------
Net Asset Value, Beginning of Period...................       $41.36       $39.43      $45.10       $35.67       $33.77
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.18)        (.34)       (.28)        (.12)         .04
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         7.90         2.27       (4.29)       10.74         1.88

                       Total from Investment Operations         7.72         1.93       (4.57)       10.62         1.92
Less Dividends and Distributions:
   Dividends from Net Investment Income................        --           --           --           (.01)        (.02)
   Distributions from Capital Gains....................        (2.03)       --          (1.10)       (1.18)        --

                      Total Dividends and Distributions        (2.03)       --          (1.10)       (1.19)        (.02)


Net Asset Value, End of Period.........................       $47.05       $41.36      $39.43       $45.10       $35.67


Total Return...........................................       19.13%(c)     4.89%     (10.37)%       30.56%       6.20%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $29,525      $24,877      $23,540      $17,448      $2,016
   Ratio of Expenses to Average Net Assets.............        1.69%(d)     1.85%        1.89%        1.87%       1.53%(d)
   Ratio of Net Investment Income (Operating Loss).....
     to Average Net Assets.............................       (.93)%(d)    (.80)%       (.82)%       (.45)%        .29%(d)
   Portfolio Turnover Rate.............................       177.2%(d)     59.9%        25.1%         9.5%       12.3%(d)

*  Six Months Ended April 30, 2000

FINANCIAL HIGHLIGHTS (Continued)
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL PARTNERS AGGRESSIVE
GROWTH FUND, INC.
Class A shares                                                  2000(j)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(h)    .......         (.79)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.49

                       Total from Investment Operations         1.70


Net Asset Value, End of Period.........................       $11.70



Total Return(b) .......................................       17.00%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $39,462
   Ratio of Expenses to Average Net Assets(h)   .......        1.59%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.76)%(d)
   Portfolio Turnover Rate.............................        65.8%(d)


PRINCIPAL PARTNERS AGGRESSIVE
GROWTH FUND, INC.
Class B shares                                                  2000(j)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(h)    .......         (.59)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.25

                       Total from Investment Operations         1.66


Net Asset Value, End of Period.........................       $11.66



Total Return(b) .......................................       16.60%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $14,312
   Ratio of Expenses to Average Net Assets(h)   .......        2.33%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.50)%(d)
   Portfolio Turnover Rate.............................        65.8%(d)



PRINCIPAL PARTNERS AGGRESSIVE
GROWTH FUND, INC.
Class C shares                                                  2000(j)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(h)    .......         (.11)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.77

                       Total from Investment Operations         1.66


Net Asset Value, End of Period.........................       $11.66



Total Return(b) .......................................       16.60%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $2,024
   Ratio of Expenses to Average Net Assets(h)   .......        2.32%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.39)%(d)
   Portfolio Turnover Rate.............................        65.8%(d)


PRINCIPAL PARTNERS AGGRESSIVE
GROWTH FUND, INC.
Class R shares                                                  2000(j)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(h)    .......         (.17)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.85

                       Total from Investment Operations         1.68


Net Asset Value, End of Period.........................       $11.68



Total Return...........................................       16.80%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $5,514
   Ratio of Expenses to Average Net Assets(h)   .......        2.06%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.23)%(d)
   Portfolio Turnover Rate.............................        65.8%(d)

FINANCIAL HIGHLIGHTS (Continued)
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL PARTNERS LARGECAP
GROWTH FUND, INC.
Class A shares                                                  2000(i)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(h)    .......         (.01)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.77)

                       Total from Investment Operations        (1.78)


Net Asset Value, End of Period.........................        $8.22



Total Return(b) .......................................     (19.57)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $2,706
   Ratio of Expenses to Average Net Assets(h)   ..1.77%          (d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.41)%(d)
   Portfolio Turnover Rate.............................       289.3%(d)


PRINCIPAL PARTNERS LARGECAP
GROWTH FUND, INC.
Class B shares                                                  2000(i)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(h)    .......         (.03)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.76)

                       Total from Investment Operations        (1.79)


Net Asset Value, End of Period.........................        $8.21



Total Return(b) .......................................     (19.67)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,137
   Ratio of Expenses to Average Net Assets(h)    ......        2.50%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.99)%(d)
   Portfolio Turnover Rate.............................       289.3%(d)



PRINCIPAL PARTNERS LARGECAP
GROWTH FUND, INC.
Class C shares                                                  2000(i)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(h)    .......         (.03)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.76)

                       Total from Investment Operations        (1.79)


Net Asset Value, End of Period.........................        $8.21



Total Return(b) .......................................     (19.67)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $871
   Ratio of Expenses to Average Net Assets(h)    ......        2.51%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (2.00)%(d)
   Portfolio Turnover Rate.............................       289.3%(d)


PRINCIPAL PARTNERS LARGECAP
GROWTH FUND, INC.
Class R shares                                                  2000(i)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(h)    .......         (.03)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.76)

                       Total from Investment Operations        (1.79)


Net Asset Value, End of Period.........................        $8.21



Total Return...........................................     (19.67)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $980
   Ratio of Expenses to Average Net Assets(h)    ......        2.26%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.75)%(d)
   Portfolio Turnover Rate.............................       289.3%(d)

FINANCIAL HIGHLIGHTS (Continued)
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL PARTNERS MIDCAP
GROWTH FUND, INC.
Class A shares                                                  2000(i)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(h)    .......         (.01)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.78)

                       Total from Investment Operations        (1.79)


Net Asset Value, End of Period.........................        $8.21



Total Return(b) .......................................     (21.13)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $2,964
   Ratio of Expenses to Average Net Assets(h)    ......        1.72%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.30)%(d)
   Portfolio Turnover Rate.............................       350.2%(d)


PRINCIPAL PARTNERS MIDCAP
GROWTH FUND, INC.
Class B shares                                                  2000(i)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(h)    .......         (.03)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.78)

                       Total from Investment Operations        (1.81)


Net Asset Value, End of Period.........................        $8.19



Total Return(b) .......................................     (21.33)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,314
   Ratio of Expenses to Average Net Assets(h)    ......        2.54%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (2.44)%(d)
   Portfolio Turnover Rate.............................       350.2%(d)



PRINCIPAL PARTNERS MIDCAP
GROWTH FUND, INC.
Class C shares                                                  2000(i)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(h)    .......         (.03)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.78)

                       Total from Investment Operations        (1.81)


Net Asset Value, End of Period.........................        $8.19



Total Return(b) .......................................     (21.33)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $843
   Ratio of Expenses to Average Net Assets(h)    ......        2.54%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (2.12)%(d)
   Portfolio Turnover Rate.............................       350.2%(d)


PRINCIPAL PARTNERS MIDCAP
GROWTH FUND, INC.
Class R shares                                                  2000(i)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(h)    .......         (.03)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.77)

                       Total from Investment Operations        (1.80)


Net Asset Value, End of Period.........................        $8.20



Total Return...........................................     (21.23)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $872
   Ratio of Expenses to Average Net Assets(h)    ......        2.30%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.88)%(d)
   Portfolio Turnover Rate.............................       350.2%(d)

FINANCIAL HIGHLIGHTS (Continued)
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL REAL ESTATE FUND, INC.
Class A shares                                                  2000*        1999        1998(k)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................        $7.73        $8.39      $10.15
Income from Investment Operations:
   Net Investment Income(h)   .........................          .16          .31         .20
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .61         (.67)      (1.76)

                       Total from Investment Operations          .77         (.36)      (1.56)
Less Dividends:
   Dividends from Net Investment Income................         (.17)        (.30)       (.20)

                                        Total Dividends         (.17)        (.30)       (.20)


Net Asset Value, End of Period.........................        $8.33        $7.73       $8.39


Total Return(b) .......................................       10.12%(c)   (4.38)%     (15.45)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $7,488       $6,459       $5,490
   Ratio of Expenses to Average Net Assets(h)    ......        1.86%(d)     2.19%        2.25%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        4.53%(d)     3.77%        2.89%(d)
   Portfolio Turnover Rate.............................       153.1%(d)     55.1%        60.4%(d)


PRINCIPAL REAL ESTATE FUND, INC.
Class B shares                                                  2000*        1999        1998(k)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................        $7.71        $8.38      $10.15
   Net Investment Income(h)   .........................          .14          .24         .20
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .59         (.66)      (1.78)

                       Total from Investment Operations          .73         (.42)      (1.58)
Less Dividends:
   Dividends from Net Investment Income................         (.14)        (.25)       (.19)

                                        Total Dividends         (.14)        (.25)       (.19)


Net Asset Value, End of Period.........................        $8.30        $7.71       $8.38


Total Return(b) .......................................        9.65%(c)   (5.10)%     (15.67)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $3,733       $3,351       $3,120
   Ratio of Expenses to Average Net Assets(h)    ......        2.62%(d)     2.98%        2.47%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        3.77%(d)     2.98%        2.67%(d)
   Portfolio Turnover Rate.............................       153.1%(d)     55.1%        60.4%(d)

*  Six Months Ended April 30, 2000




PRINCIPAL REAL ESTATE FUND, INC.
Class C shares                                                  2000*        1999(f)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................        $7.72        $8.66
Income from Investment Operations:
   Net Investment Income(h)   .........................          .14          .06
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .60         (.94)

                       Total from Investment Operations          .74         (.88)
Less Dividends:
   Dividends from Net Investment Income................         (.13)        (.06)

                                        Total Dividends         (.13)        (.06)


Net Asset Value, End of Period.........................        $8.33        $7.72


Total Return(b) .......................................        9.75%(c)  (10.21)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $110          $99
   Ratio of Expenses to Average Net Assets(h)    ......        2.62%(d)     3.13%(d)
   Ratio of Net Investment Income to ..................
     Average Net Assets................................        3.77%(d)     2.00%(d)
   Portfolio Turnover Rate.............................       153.1%(d)     55.1%(d)


PRINCIPAL REAL ESTATE FUND, INC.
Class R shares                                                  2000*        1999        1998(k)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................        $7.72        $8.40      $10.15
Income from Investment Operations:
   Net Investment Income(h)   .........................          .15          .28         .23
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .60         (.66)      (1.78)

                       Total from Investment Operations          .75         (.38)      (1.55)
Less Dividends:
   Dividends from Net Investment Income................         (.15)        (.30)       (.20)

                                        Total Dividends         (.15)        (.30)       (.20)


Net Asset Value, End of Period.........................        $8.32        $7.72       $8.40


Total Return...........................................        9.93%(c)   (4.70)%     (15.37)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $3,565       $3,100       $2,928
   Ratio of Expenses to Average Net Assets(h)    ......        2.37%(d)     2.53%        1.99%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        4.02%(d)     3.43%        3.07%(d)
   Portfolio Turnover Rate.............................       153.1%(d)     55.1%        60.4%(d)

*  Six Months Ended April 30, 2000

FINANCIAL HIGHLIGHTS (Continued)
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL SMALLCAP FUND, INC.
Class A shares                                                  2000*        1999        1998(k)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $11.34        $8.43       $9.92
Income from Investment Operations:
   Net Investment Income (Operating Loss)(h)    .......         (.01)        (.11)       (.08)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.77         3.02       (1.41)

                       Total from Investment Operations         2.76         2.91       (1.49)
Less Distributions from Capital Gains..................        (1.26)        --          --

Net Asset Value, End of Period.........................       $12.84       $11.34       $8.43


Total Return(b) .......................................       25.54%(c)    34.52%     (15.95)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $63,404      $41,598      $18,438
   Ratio of Expenses to Average Net Assets(h)    ......        1.60%(d)     1.92%        2.58%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.41)%(d)   (1.04)%      (1.65)%(d)
   Portfolio Turnover Rate.............................       136.9%(d)    100.7%        20.5%(d)



PRINCIPAL SMALLCAP FUND, INC.
Class B shares                                                  2000*        1999        1998(k)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $11.21        $8.41       $9.91
   Net Investment Income (Operating Loss)(h)    .......          .01         (.11)       (.11)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.68         2.91       (1.39)

                       Total from Investment Operations         2.69         2.80       (1.50)
Less Distributions from Capital Gains..................        (1.26)        --          --

Net Asset Value, End of Period.........................       $12.64       $11.21      $ 8.41


Total Return(b) .......................................       25.19%(c)    33.29%     (16.15)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $22,730      $14,158       $6,550
   Ratio of Expenses to Average Net Assets(h)    ......        2.21%(d)     2.63%        2.80%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.02)%(d)  (1.75)%       (1.85)%(d)
   Portfolio Turnover Rate.............................       136.9%(d)   100.7%         20.5%(d)

*  Six Months Ended April 30, 2000



PRINCIPAL SMALLCAP FUND, INC.
Class C shares                                                  2000*        1999(f)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $11.31       $11.14
Income from Investment Operations:
   Net Investment Income (Operating Loss)(h)    .......         (.06)        (.05)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.77          .22

                       Total from Investment Operations         2.71          .17
Less Distributions from Capital Gains..................        (1.26)        --

Net Asset Value, End of Period.........................       $12.76       $11.31


Total Return(b) .......................................       23.94%(c)     1.53%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $884         $189
   Ratio of Expenses to Average Net Assets(h)    ......        2.51%(d)     2.60%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.32)%(d)   (1.79)%(d)
   Portfolio Turnover Rate.............................       136.9%(d)    100.7%(d)


PRINCIPAL SMALLCAP FUND, INC.
Class R shares                                                  2000*        1999        1998(k)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $11.31        $8.45       $9.91
Income from Investment Operations:
   Net Investment Income (Operating Loss)(h)    .......         --           (.10)       (.07)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.74         2.96       (1.39)

                       Total from Investment Operations         2.74         2.86       (1.46)
Less Distributions from Capital Gains..................        (1.26)        --          --


Net Asset Value, End of Period.........................       $12.79       $11.31       $8.45



Total Return...........................................       25.41%(c)    33.85%     (15.75)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $16,754      $10,177       $4,688
   Ratio of Expenses to Average Net Assets(h)    ......        2.04%(d)     2.31%        2.07%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.85)%(d)   (1.43)%      (1.12)%(d)
   Portfolio Turnover Rate.............................       136.9%(d)    100.7%        20.5%(d)

*  Six Months Ended April 30, 2000

FINANCIAL HIGHLIGHTS (Continued)
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL UTILITIES FUND, INC.(a)
------------------------------
Class A shares                                                  2000*        1999        1998          1997        1996        1995
--------------------------------------------------------------------  -------------------------------------        ----        ----
Net Asset Value, Beginning of Period...................       $17.86       $16.11      $12.55       $11.40       $10.94       $9.25
Income from Investment Operations:
   Net Investment Income(h)   .........................          .13          .33         .41          .48          .44         .48
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.28)        2.00        3.59         1.12          .45        1.70

                       Total from Investment Operations         (.15)        2.33        4.00         1.60          .89        2.18
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.15)        (.34)       (.44)        (.45)        (.43)      (.49)
   Distributions from Capital Gains....................        (1.14)        (.24)       --           --           --         --

                      Total Dividends and Distributions        (1.29)        (.58)       (.44)        (.45)        (.43)       (.49)

Net Asset Value, End of Period.........................       $16.43       $17.86      $16.11       $12.55       $11.40      $10.94


Total Return(b) .......................................       (.65)%(c)    14.74%       32.10%       14.26%       8.13%      24.36%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $93,206      $99,857      $83,533      $64,366     $66,322     $65,873
   Ratio of Expenses to Average Net Assets(h)    ......        1.20%(d)     1.20%        1.15%        1.15%       1.17%       1.04%
   Ratio of Net Investment Income to
     Average Net Assets................................        1.60%(d)     1.94%        2.73%        3.90%       3.85%       4.95%
   Portfolio Turnover Rate.............................       136.1%(d)     23.5%        11.9%        22.5%       34.2%      13.0%


PRINCIPAL UTILITIES FUND, INC.(a)
------------------------------
Class B shares                                                  2000*        1999        1998          1997        1996      1995(e)
--------------------------------------------------------------------  -------------------------------------        ----      ----
Net Asset Value, Beginning of Period...................       $17.83       $16.09      $12.53       $11.38       $10.93     $9.20
Income from Investment Operations:
   Net Investment Income(h)   .........................          .07          .22         .30          .38          .36       .40
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.28)        1.98        3.59         1.13          .43      1.77

                       Total from Investment Operations         (.21)        2.20        3.89         1.51          .79      2.17
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.09)        (.22)       (.33)        (.36)        (.34)     (.44)
   Distributions from Capital Gains....................        (1.14)        (.24)       --           --           --         --

                      Total Dividends and Distributions        (1.23)        (.46)       (.33)        (.36)        (.34)     (.44)

Net Asset Value, End of Period.........................       $16.40       $17.83      $16.09       $12.53       $11.38    $10.93

Total Return(b) .......................................      (1.01)%(c)    13.85%       31.23%       13.41%       7.23%    24.18%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $17,739      $18,282      $11,391       $6,937      $5,579    $3,952
   Ratio of Expenses to Average Net Assets(h)   .......        1.92%(d)     1.95%        1.90%        1.90%       1.93%     1.72%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................         .88%(d)     1.19%        2.04%        3.14%       3.07%     3.84%(d)
Portfolio Turnover Rate................................       136.1%(d)     23.5%        11.9%        22.5%       34.2%     13.0%(d)

*  Six Months Ended April 30, 2000



PRINCIPAL UTILITIES FUND, INC.(a)
------------------------------
Class C shares                                                  2000*        1999(f)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $17.84       $17.97
Income from Investment Operations:
   Net Investment Income...............................          .03          .05
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.27)        (.14)

                       Total from Investment Operations         (.24)        (.09)
Less Dividends:
   Dividends from Net Investment Income................         (.07)        (.04)
   Distributions from Capital Gains....................        (1.14)        --

                      Total Dividends and Distributions        (1.21)        (.04)

Net Asset Value, End of Period.........................       $16.39       $17.84

Total Return(b) .......................................      (1.62)%(c)    (.47)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $411         $226
   Ratio of Expenses to Average Net Assets.............        2.50%(d)     2.05%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................         .30%(d)     1.08%(d)
   Portfolio Turnover Rate.............................       136.1%(d)     23.5%(d)



PRINCIPAL UTILITIES FUND, INC.(a)
------------------------------
Class R shares                                                  2000*        1999        1998          1997        1996(g)
--------------------------------------------------------------------  -------------------------------------------------
Net Asset Value, Beginning of Period...................       $17.82       $16.07      $12.49       $11.33       $11.75
Income from Investment Operations:
   Net Investment Income(h)   .........................          .08          .21         .33          .39          .28
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.28)        2.00        3.58         1.14         (.41)

                       Total from Investment Operations         (.20)        2.21        3.91         1.53         (.13)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.09)        (.22)       (.33)        (.37)        (.29)
   Distributions from Capital Gains....................        (1.14)        (.24)       --           --           --

                      Total Dividends and Distributions        (1.23)        (.46)       (.33)        (.37)        (.29)

Net Asset Value, End of Period.........................       $16.39       $17.82      $16.07       $12.49       $11.33

Total Return...........................................       (.97)%(c)    13.97%       31.47%       13.72%      (.31)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $8,796       $8,081       $4,005       $1,512        $311
   Ratio of Expenses to Average Net Assets(h)   .......        1.78%(d)     1.87%        1.65%        1.65%       1.47%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.02%(d)     1.27%        2.21%        3.35%       3.77%(d)
   Portfolio Turnover Rate.............................       136.1%(d)     23.5%        11.9%        22.5%       34.2%(d)

*  Six Months Ended April 30, 2000


FINANCIAL HIGHLIGHTS (Continued)

Notes to Financial Highlights


(a) Effective January 1, 1998, the following changes were made to the names of the Domestic Growth Funds:

         Former Fund Name                                     New Fund Name
---------------------------------------------------------------------------
   Princor Balanced Fund, Inc.                          Principal Balanced Fund, Inc.
   Princor Blue Chip Fund, Inc.                         Principal Blue Chip Fund, Inc.
   Princor Capital Accumulation Fund, Inc.              Principal Capital Value Fund, Inc.
   Princor Growth Fund, Inc.                            Principal Growth Fund, Inc.
   Princor Emerging Growth Fund, Inc.                   Principal MidCap Fund, Inc.
   Princor Utilities Fund, Inc.                         Principal Utilities Fund, Inc.

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.

(e) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. The Domestic Growth Funds' Class B shares recognized net investment income as follows for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994, none of which was distributed to the sole shareholder, Principal Management Corporation. The Domestic Growth Funds' ClassB shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class B share activities of each fund prior to the initial public offering of Class B shares:

                                          Per Share
                                        Net Investment           Per Share
                                            Income            Unrealized (Loss)

  Principal Balanced Fund, Inc.               $--                 $(.19)
  Principal Blue Chip Fund, Inc.               --                  (.15)
  Principal Capital Value Fund, Inc.           --                  (.46)
  Principal Growth Fund, Inc.                  --                  (.86)
  Principal MidCap Fund, Inc.                  --                  (.77)
  Principal Utilities Fund, Inc.               .01                 (.01)

(f) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

(g) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. Certain of the Domestic Growth Funds' Class R shares recognized net investment income for the period from the initial purchase of Class R shares on February 27, 1996 through February 28, 1996 as follows, none of which was distributed to the sole shareholder, Principal Management Corporation. Additionally, the Domestic Growth Funds incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial offering of Class R shares:

                                           Per Share          Per Share
                                         Net Investment       Unrealized
                                            Income            Gain (Loss)

 Principal Balanced Fund, Inc.                $--              $(.03)
 Principal Blue Chip Fund, Inc.                .01              (.02)
 Principal Capital Value Fund, Inc.            .01              (.11)
 Principal Growth Fund, Inc.                   .01               .10
 Principal MidCap Fund, Inc                    --                .19


(h) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                           Periods          Per Share      Ratio of Expenses
                                             Ended       Net Investment     to Average Net         Amount
                  Fund                      April 30,        Income             Assets             Waived


   Principal Blue Chip Fund, Inc.
                  Class A                    2000            $.03               1.27%            $  76,554
                  Class B                    2000            (.05)              1.99                17,507
                  Class C                    2000            (.04)              2.14                   798
                  Class R                    2000            (.03)              1.78                23,975

   Principal LargeCap Stock Index Fund, Inc.

                  Class A                    2000           $(.02)              4.55%            $  10,943
                  Class B                    2000            (.04)              5.03                 7,272
                  Class C                    2000            (.05)              4.44                 5,705
                  Class R                    2000            (.04)              4.93                 6,545

   Principal Partners Aggressive Growth Fund, Inc.

                  Class A                    2000           $(.90)              1.71%            $  11,936
                  Class B                    2000            (.61)              2.40                 2,781
                  Class C                    2000            (.11)              2.33                    70
                  Class R                    2000            (.17)              2.09                   494

   Principal Partners LargeCap Growth Fund, Inc.

                  Class A                    2000           $(.03)              5.25%            $   7,705
                  Class B                    2000            (.06)              5.18                 4,355
                  Class C                    2000            (.07)              4.96                 3,726
                  Class R                    2000            (.06)              4.92                 4,090

   Principal Partners MidCap Growth Fund, Inc.
                  Class A                    2000           $(.03)              5.07%            $   7,821
                  Class B                    2000            (.05)              5.07                 4,255
                  Class C                    2000            (.07)              4.89                 3,567
                  Class R                    2000            (.07)              4.88                 3,932

   Principal Real Estate Fund, Inc.

                  Class A                    2000            $.16               2.17%            $   9,566
                  Class B                    2000             .14               2.75                 2,354
                  Class C                    2000             .04               5.32                 1,352
                  Class R                    2000             .14               2.59                 3,559

   Principal SmallCap Fund, Inc.

                  Class A                    2000           $(.01)              1.61%            $   2,978
                  Class B                    2000             .01               2.21                   365
                  Class C                    2000            (.08)              2.78                   749
                  Class R                    2000            --                 2.20                11,127



FINANCIAL HIGHLIGHTS (Continued)

Notes to Financial Highlights (Continued)


                                          Year Ended
                                         October 31,        Per Share      Ratio of Expenses
                                            Except       Net Investment     to Average Net         Amount
                  Fund                      as Noted         Income             Assets             Waived

   Principal Utilities Fund, Inc.

                  Class A                    1998             .39               1.23%               60,477
                                             1997             .46               1.25%               65,940
                                             1996             .43               1.25%               54,932
                                             1995             .46               1.30%              151,145

                  Class B                    1998             .29               2.00%(d)             9,557
                                             1997             .37               1.95%                3,753
                                             1996             .34               2.06%                6,690
                                             1995(e)          .40               1.81%(d)             1,338

                  Class R                    1998             .28               2.10%(d)            12,481
                                             1997             .31               2.67%                9,355
                                             1996(f)          .28               1.47%(d)             --

                    The Manager ceased its waiver of expenses for the Principal Utilities Fund, Inc. as of October 31, 1998.

(i) Period from March 1, 2000, date Class A, Class B and Class C shares first offered to the public and Class R shares first offered to eligible purchasers, through April 30, 2000.

(j) Period from November 1, 1999, date Class A, Class B and Class C shares first offered to the public and Class R shares first offered to eligible purchasers, through April 30, 2000.

(k) Period from December 31, 1997, date Class A and Class B shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 1998. With respect to Principal Real Estate Fund, Inc. Class A, Class B and Class R shares, net investment income aggregating $.03 per share for the period from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized, of which $.01 per share was distributed to its sole shareholder, Principal
     Life Insurance Company, during the period. With respect to Principal SmallCap Fund, Inc. Class A, Class B and Class R shares, net investment income aggregating $.02 per share from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized. Principal SmallCap Fund, Inc. Class A, Class B and Class R did distribute $.01 per share a taxable return of capital to the sole shareholder Principal Life Insurance Company, during the period. Principal Real Estate Fund, Inc. and Principal SmallCap Fund, Inc. Class A, Class B and Class R shares incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A, Class B and Class R share activities of each fund prior to the initial public offering of each class of shares.

                                              Per Share Unrealized
                                                   Gain (Loss)

                                          Class       Class      Class
                                            A           B          R

 Principal Real Estate Fund, Inc.         $ .13      $ .13      $ .13
 Principal SmallCap Fund, Inc.             (.09)      (.09)      (.09)

April 30, 2000

STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

                                                         Principal                                                 Principal
                                                       International                  Principal                  International
                                                     Emerging Markets               International                  SmallCap
GROWTH FUNDS (INTERNATIONAL)                            Fund, Inc.                   Fund, Inc.                   Fund, Inc.

    Investment in securities -- at cost........        $32,205,837                 $394,851,046                   $61,053,932


    Assets
    Investment in securities -- at value (Note 4)       34,968,934                 $456,638,092                   $64,782,186
    Cash.......................................            280,835                      333,054                       466,197
    Receivables:
       Dividends and interest..................             74,261                    1,541,886                       110,760
       Investment securities sold..............             --                        2,295,644                     1,345,888
       Capital Shares sold.....................             28,253                    1,219,470                       767,830
    Prepaid Expenses...........................              2,091                      --                            130,260
    Other assets...............................             --                            9,132                        --

                                  Total Assets          35,354,374                  462,037,278                    67,603,121
    Liabilities
    Accrued expenses...........................             --                          294,160                        --
    Payables:
       Investment securities purchased.........            131,080                   10,348,336                     1,542,090
       Capital Shares reacquired...............             70,836                      474,998                        40,408
       Net foreign currency contract  .........             --                          --                            108,205

                             Total Liabilities             201,916                   11,117,494                     1,690,703

    Net Assets Applicable to Outstanding Shares        $35,152,458                 $450,919,784                   $65,912,418


    Net Assets Consist of:
    Capital Stock..............................        $    32,540                 $    465,288
$   34,938
    Additional paid-in capital.................         30,240,738                  358,533,587                    44,896,667
    Accumulated undistributed (overdistributed) net
       investment income  .....................            (32,925)                     351,493                        --
    Accumulated undistributed net realized
       gain from investment and
       foreign currency transactions...........          2,146,682                   29,909,303                    17,254,681
    Net unrealized appreciation of investments.          2,763,097                   61,787,046                     3,728,254
    Net unrealized appreciation (depreciation) on
       translation of assets and liabilities in
       foreign currencies......................              2,326                     (126,933)                       (2,122)

                              Total Net Assets         $35,152,458                 $450,919,784                   $65,912,418


    Capital Stock (par value: $.01 a share):
    Shares authorized..........................        100,000,000                  125,000,000                   100,000,000
    Net Asset Value Per Share:
    Class A:  Net Assets.......................        $21,879,762                 $368,864,671                   $38,725,769
                 Shares issued and outstanding.          2,018,971                   38,036,525                     2,046,160
                Net asset value per share......             $10.84                        $9.70                        $18.93
            Maximum offering price per share(a)             $11.38                       $10.18                        $19.87


    Class B:  Net Assets.......................         $7,639,705                  $54,025,626                   $16,951,514
                 Shares issued and outstanding.            714,231                    5,593,193                       907,738
                Net asset value per share(b)...             $10.70                        $9.66                        $18.67


    Class C:  Net Assets.......................           $261,879                     $890,806                      $651,760
                 Shares issued and outstanding.             24,295                       91,729                        34,721
                  Net asset value per share(b).             $10.78                        $9.71                        $18.77


    Class R:  Net Assets.......................         $5,371,112                  $27,138,681                    $9,583,375
                 Shares issued and outstanding.            496,501                    2,807,380                       505,153
                  Net asset value per share....             $10.82                        $9.67                        $18.97




     (a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
     (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    See accompanying notes.

Six Months Ended April 30, 2000

                                                                                           STATEMENTS OF OPERATIONS
                                                                                                        (unaudited)
                                                         Principal                                                 Principal
                                                       International                  Principal                  International
                                                     Emerging Markets               International                  SmallCap
GROWTH FUNDS (INTERNATIONAL)                            Fund, Inc.                   Fund, Inc.                   Fund, Inc.



    Net Investment Income
    Income:
       Dividends.............................           $  224,928                  $ 9,503,996                  $   213,137
       Withholding tax on foreign dividends...             (20,697)                    (534,275)                     (34,036)
       Interest...............................              30,000                      334,994                       98,229

                                 Total Income              234,231                    9,304,715                      277,330

    Expenses:
       Management and investment advisory
          fees (Note 3).......................             200,100                    1,737,889                      381,427
       Distribution and shareholder servicing
          fees (Notes 1 and 3)................              62,968                      633,856                      131,522
       Transfer and administrative services
          (Notes 1 and 3).....................              78,882                      600,869                       92,436
       Registration fees (Note 1).............              19,184                       37,885                       20,820
       Custodian fees ........................              19,633                      114,285                       15,432
       Auditing and legal fees ...............               1,629                        2,733                        1,366
       Directors' fees .......................               3,145                        3,355                        3,237
       Other .................................               3,841                       20,971                        4,615

                         Total Gross Expenses              389,382                    3,151,843                      650,855
    Less:  Management and investment
       advisory fees waived..................                  982                     --                             --

                           Total Net Expenses              388,400                    3,151,843                      650,855

       Net Investment Income (Operating Loss)             (154,169)                   6,152,872                     (373,525)

    Net  Realized  and  Unrealized   Gain  (Loss)
    on  Investments  and  Foreign
    Currencies Net realized gain (loss) from:
       Investment transactions................           4,049,976                   29,895,105                   17,205,038
       Foreign currency transactions..........             (26,706)                     (28,063)                    (130,661)
    Change in unrealized appreciation/ depreciation of:
       Investments............................           1,659,676                   17,200,906                   (3,844,673)
       Translation of assets and liabilities in
          foreign currencies..................              14,675                     (128,884)                      46,375

          Net Realized and Unrealized Gain on
           Investments and Foreign Currencies            5,697,621                   46,939,064                   13,276,079


                   Net Increase in Net Assets
                    Resulting from Operations           $5,543,452                  $53,091,936                  $12,902,554




    See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                         Principal                                                 Principal
                                                       International                  Principal                  International
                                                     Emerging Markets               International                  SmallCap
GROWTH FUNDS (INTERNATIONAL)                            Fund, Inc.                   Fund, Inc.                   Fund, Inc.
                                                 Six Months      Year         Six Months       Year        Six Months      Year
                                                    Ended        Ended           Ended         Ended          Ended         Ended
                                                  April 30,  October 31,       April 30,    October 31,     April 30,   October 31,
                                                    2000       1999(a)           2000         1999(a)         2000        1999(a)
    Operations
    Net investment income (operating loss)....   $ (154,169)  $  (89,427)    $  6,152,872  $ 4,872,374      $ (373,525)$   (359,168)
    Net realized gain (loss) from investment and
       foreign currency transactions..........    4,023,270     (498,391)      29,867,042   49,666,886      17,074,377    4,501,772
    Change in unrealized appreciation/
       depreciation of investments and
       translation of assets and liabilities in
       foreign currencies                         1,674,351    4,849,065       17,072,022    3,344,196      (3,798,298)   8,794,601

                   Net Increase in Net Assets
                     Resulting from Operations    5,543,452    4,261,247       53,091,936   57,883,456      12,902,554   12,937,205

    Dividends and Distributions to Shareholders From net investment income:
       Class A................................      (25,056)      --           (8,902,215)  (3,969,273)         --           --
       Class B ...............................        --          --             (913,278)    (251,681)         --           --
       Class C ...............................        --          --               (6,309)      --              --           --
       Class R ...............................       (7,869)      --             (428,383)     (86,216)         --           --

    From net realized gain on investments and foreign currency transactions:
       Class A ...............................        --          --          (44,156,072) (15,033,379)     (2,370,795)     (93,728)
       Class B ...............................        --          --           (6,362,398)  (2,095,376)     (1,102,237)     (51,691)
       Class C................................        --          --              (44,801)      --             (20,957)      --
       Class R................................        --          --           (2,947,199)    (904,521)       (598,971)     (25,931)

             Total Dividends and Distributions      (32,925)      --          (63,760,655) (22,340,446)     (4,092,960)    (171,350)

    Capital Share Transactions (Note 6)
    Shares sold:
       Class A................................    7,635,900    5,344,227       38,133,690   86,190,514      22,027,478    9,483,933
       Class B ...............................    1,814,015    1,240,621        6,578,807   11,341,699       6,275,635    2,071,973
       Class C................................      137,796      111,837          714,277      185,888         546,346      124,696
       Class R................................    1,241,320    1,141,426        5,835,558    6,962,176       4,220,092    1,131,774
    Shares issued in reinvestment of dividends and distributions:
       Class A................................       24,482       --           52,347,246   18,683,449       1,752,847       93,541
       Class B ...............................        --          --            7,193,596    2,317,119         639,532       51,577
       Class C................................        --          --               36,063       --               9,365       --
       Class R................................        7,869       --            3,376,384      994,480         143,898       26,009
    Shares redeemed:
       Class A ...............................   (2,488,618)  (1,703,746)     (50,901,220) (99,069,597)    (13,726,884)  (5,023,440)
       Class B ...............................     (495,924)    (508,592)      (6,879,614) (11,138,167)     (3,321,542)  (1,332,071)
       Class C................................       (5,557)      --              (20,328)      --             (72,635)      (3,360)
       Class R ...............................     (395,826)    (510,451)      (3,708,599)  (5,300,263)     (2,258,382)    (190,655)

              Net Increase in Net Assets from
                    Capital Share Transactions    7,475,457    5,115,322       52,705,860   11,167,298      16,235,750    6,433,977

                                Total Increase   12,985,984    9,376,569       42,037,141   46,710,308      25,045,344   19,199,832
    Net Assets
    Beginning of year.........................   22,166,474   12,789,905      408,882,643  362,172,335      40,867,074   21,667,242

    End of year [including undistributed
       (overdistributed) net investment income
        as set forth below]                     $35,152,458  $22,166,474     $450,919,784 $408,882,643     $65,912,418  $40,867,074



    Undistributed (Overdistributed)
        Net Investment Income.................  $   (32,925) $   --          $    351,493   $4,476,869        $   --        $  --



     (a) Class C share information is provided for the period from June 30, 1999 (inception date of Class) through October 31, 1999.

    See accompanying notes.

April 30, 2000

NOTES TO FINANCIAL STATEMENTS
(unaudited)

  Principal International Emerging Markets Fund, Inc.
  Principal International Fund, Inc.
  Principal International SmallCap Fund, Inc.

Note 1 -- Significant Accounting Policies

Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. (the "International Growth Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

On June 30, 1999, the initial purchases of Class C shares of the International Growth Funds were made by Principal Life Insurance Company (See Note 3). Effective June 30, 1999, the International Growth Funds began offering Class C shares to the public.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions made within six years of purchase. Class C shares are sold without an initial sales charge, but are subject to a CDSC on certain redemptions made within the first twelve months of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares, Class C shares and Class R shares bear a higher ongoing distribution fee than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) seven years after purchase. Class C shares do not convert into Class A shares. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) four years after purchase. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the International Growth Funds' respective Board of Directors. In addition, the Board of Directors of each fund declares separate dividends on each class of shares.

The International Growth Funds allocate daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the period ended April 30, 2000, which are included in the corresponding captions of the Statements of Operations, were as follows:

                                                     Distribution and                                Transfer and
                                                Shareholder Servicing Fees                      Administrative Services
                                          Class A   Class B    Class C    Class R      Class A    Class B    Class C    Class R

  Principal International
     Emerging Markets Fund, Inc.       $  24,536  $  28,743     $  931    $ 8,758      $ 12,359    $ 4,110    $  41     $  1,151
  Principal International Fund, Inc.     381,512    172,830      2,903     76,611       188,450     51,652      189       28,059
  Principal International
     SmallCap Fund, Inc.                  47,289     68,232      2,394     13,607        19,440      7,083       78        2,350

                                                     Registration Fees
                                          Class A   Class B    Class C    Class R

  Principal International
     Emerging Markets Fund, Inc.         $ 4,486     $4,057     $1,293     $  680
  Principal International Fund, Inc.      10,200      5,073      1,274      4,208
  Principal International
     SmallCap Fund, Inc.                   4,570      3,807      1,236      3,624

The International Growth Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks and foreign securities, the investments are valued by using prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of each fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by Principal Management Corporation (the "Manager") under procedures established and regularly reviewed by each fund's Board of Directors. To the extent each fund invests in foreign securities listed on foreign exchanges which trade on days on which the fund does not determine its net asset value, for example Saturdays and other customary national U.S. holidays, each fund's net asset value could be significantly affected on days when shareholders do not have access to the International Growth Funds.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the International Growth Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by each fund's Board of Directors as may occasionally be necessary.

The value of foreign securities in foreign currency amounts is expressed in U.S. dollars at the closing daily rate of exchange. The identified cost of the portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

The International Growth Funds record investment transactions generally one day after the trade date, except for short-term investment transactions, which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The International Growth Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The International Growth Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the International Growth Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation. These balances may be invested in one or more short-term instruments.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. for the year ended October 31, 1999 aggregated $161,177, $171,471 and $412,899, respectively.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes approximates that used for financial reporting purposes.

Note 3 -- Management Agreement and Transactions With Affiliates

The International Growth Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the International Growth Funds is as follows:

                                                                               Net Asset Value of Funds
                                                                                     (in millions)

                                                     First             Next             Next              Next              Over
                                                     $100              $100             $100              $100              $400

 Principal International Emerging Markets Fund, Inc.  1.25%             1.20%            1.15%             1.10%             1.05%
 Principal International Fund, Inc.*                  0.75              0.70             0.65              0.60              0.55
 Principal International SmallCap Fund, Inc.          1.20              1.15             1.10              1.05              1.00

   * At the meeting of the shareholders of the Principal International Fund, Inc. held on November 2, 1999, the management fee schedule for this Fund was modified. The modification was effective as of January 1, 2000. The new management fee schedule for this Fund is as follows:

                                                           Net Asset Value of Funds
                                                                 (in millions)

                                  First            Next              Next             Next              Over
                                  $250             $250              $250             $250             $1,000

                                  0.85%            0.80%             0.75%            0.70%             0.65%

The Manager voluntarily waives a portion of its fee for the Principal International Emerging Markets Fund, Inc. The waiver is in an amount that maintains total operating expenses within certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class on an annualized basis during the reporting period. The amount and the operation expense limit, which was maintained at or below that shown, are as follows:

                                                                        Amount Waived

                                                            Period Ended                 Expense
                                                           April 30, 2000                 Limit

   Principal International Emerging Markets Fund, Inc.
       Class A                                                  $  14                     2.50%
       Class B                                                     --                     3.25
       Class C                                                    968                     3.25
       Class R                                                     --                     3.00

The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000.

The International Growth Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A, Class B and Class C share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, Class B shares at 4.00%, and Class C shares at 1.00% of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price. The aggregate amount of these charges retained, by fund, for the period ended April 30, 2000, were as follows:

                                                                   Class A                    Class B                   Class C

   Principal International Emerging Markets Fund, Inc.             $101,027                   $ 5,445                    $ 37
   Principal International Fund, Inc.                               401,092                    95,592                     156
   Principal International SmallCap Fund, Inc.                      207,725                    12,381                     223

No brokerage commissions were paid by the International Growth Funds to Princor Financial Services Corporation during the periods. Brokerage commissions were paid to other affiliates by the following funds:

                                                                  Period Ended                   Year Ended
                                                                 April 30, 2000               October 31, 1999

   Principal International Emerging Markets Fund, Inc.              $  7,659                      $  13,818
   Principal International Fund, Inc.                                134,703                        232,934
   Principal International SmallCap Fund, Inc.                        14,456                         45,132

The International Growth Funds bear distribution and shareholder servicing fees with respect to each class computed at an annual rate of the average daily net assets attributable to each class of each fund. The annual rate will not exceed the following limits:

                                                               Class A           Class B           Class C           Class R

   Distribution and Shareholder Servicing fees                   .25%              1.00%            1.00%              .75%

Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation. A portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class A, Class B and Class R shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective International Growth Funds which generated the excess.

At April 30, 2000, Principal Life Insurance Company, subsidiaries of Principal Life Insurance Company and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the International Growth Funds as follows:

                                                               Class A           Class B           Class C           Class R

   Principal International Emerging Markets Fund, Inc.          389,365          300,000           11,186           300,501
   Principal International Fund, Inc.                        11,277,741             --             10,406              --
   Principal International SmallCap Fund, Inc.                   --              217,357            7,710           302,272

For the period ended April 30, 2000, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the International Growth Funds were as follows:

                                                                              Purchases                            Sales

   Principal International Emerging Markets Fund, Inc.                      $ 25,834,663                       $ 20,193,583
   Principal International Fund, Inc.                                        195,113,147                        227,988,155
   Principal International SmallCap Fund, Inc.                               107,802,563                        109,182,358

At  April  30,  2000,  net  unrealized   appreciation   of  investments  by  the
International Growth Funds was composed of the following:

                                                                                                                 Net Unrealized
                                                                         Gross Unrealized                         Appreciation
                                                          Appreciation                (Depreciation)             of Investments

   Principal International Emerging Markets Fund, Inc.        $  5,001,402            $  (2,238,305)              $ 2,763,097
   Principal International Fund, Inc.                           86,834,080              (25,047,034)               61,787,046
   Principal International SmallCap Fund, Inc.                   8,681,282               (4,953,028)                3,728,254

Note 4 -- Investment Transactions

The International Growth Funds held the following securities which were purchased in private placement transactions and may require registration, or an exemption therefrom, in order to effect their sale in the ordinary course of business.

                                                                                                       Value at        Value as a
                                                                     Date of                           April 30,      Percentage of
                                 Security Description              Acquisition           Cost            2000          Net Assets

  Principal International      Agora SA GDR                         2/23/99            $ 58,527      $  146,549           .42%
  Emerging Markets Fund, Inc.                                       8/16/99              12,650          25,587           .07

  Principal International      Al-Ahram Beverages Co. ADR           8/21/97              35,700          49,490           .14
  Emerging Markets Fund, Inc.                                       9/28/98              19,350          21,210           .06
  (Continued)                                                       11/6/98              44,037          53,025           .15
                                                                    12/14/98             36,400          49,490           .14
                                                                    3/19/99              54,485          60,095           .17
                                                                    4/1/99               57,780          63,630           .18
                                                                    6/8/99               29,000          35,350           .10
                                                                    8/19/99              30,250          35,350           .10
                                                                    8/20/99              15,550          17,675           .05
                                                                    10/25/99             20,300          24,745           .07
                                                                    1/3/00               16,000          14,140           .04
                                                                    1/17/00              22,780          17,675           .05
                                                                    2/16/00              36,450          31,815           .09

                               Ceske Radiokomunikace GDR            6/12/98              33,477          93,439           .27
                                                                    6/16/99              37,125          45,580           .13
                                                                    1/17/00              26,580          27,348           .08
                                                                    3/8/00               20,350          18,232           .05
                                                                    3/23/00              74,480          63,813           .18

                               Hindalco Industries Ltd. GDR         5/6/99               79,205          72,670           .21
                                                                    5/19/99              32,750          32,298           .09
                                                                    6/3/99               52,870          54,906           .15
                                                                    2/15/00              37,500          24,223           .07
                                                                    3/31/00             104,811          93,664           .27

                               Mol Magyar Olaj-es Gazipari Rt. ADR  9/2/98               18,113          15,885           .04
                                                                    9/23/98              20,570          19,415           .06
                                                                    2/25/99              27,335          19,415           .06
                                                                    6/16/99              72,645          51,184           .14
                                                                    7/2/99               49,055          35,299           .10
                                                                    1/27/00              88,250          70,599           .20

                               State Bank of India GDR              5/5/99               89,225          78,369           .22
                                                                    5/6/99               83,880          67,982           .19
                                                                    5/20/99              36,600          28,326           .08
                                                                    8/10/99              26,290          20,772           .06
                                                                    8/30/99              13,875           9,442           .03
                                                                    2/2/00               28,000          18,884           .05
                                                                    3/2/00               19,350          11,330           .03
                                                                    3/31/00              96,515          91,588           .26

                               Videsh Sanchar Nigam Ltd. GDR        1/13/98               5,675           9,500           .03
                                                                    6/5/98               19,800          34,200           .10
                                                                    7/30/98              10,875          19,000           .06
                                                                    9/28/98              16,688          28,500           .08
                                                                    2/11/99              54,575         112,100           .32
                                                                    5/20/99              35,850          57,000           .16
                                                                    1/17/00              28,080          22,800           .07
                                                                    2/2/00               28,875          19,000           .06
                                                                    3/1/00               74,575          36,100           .10
                                                                    3/28/00              41,207          24,700           .07
                                                                    4/18/00              54,990          49,400           .14

                                                                                                      2,122,789          6.04



The International  Growth Funds' investments are with various issuers in various
industries.   The   Schedules  of   Investments   contained   herein   summarize
concentrations of credit risk by issuer and industry.


Note 5 -- Capital Share Transactions

Transactions in Capital Shares by fund were as follows:

                                                            Principal International         Principal       Principal International
                                                               Emerging Markets           International            SmallCap
                                                                   Fund, Inc.              Fund, Inc.             Fund, Inc.

  Period Ended April 30, 2000:
  Shares sold:
    Class A   .........................................             671,696                 3,830,201               1,062,438
    Class B   .........................................             162,722                   661,186                 311,433
    Class C   .........................................              12,185                    70,796                  28,393
    Class R   .........................................             109,288                   588,277                 205,848
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................               2,282                 5,592,629                 107,471
    Class B  ..........................................                --                     774,030                  39,637
    Class C   .........................................                --                       3,869                     576
    Class R   .........................................                 734                   363,246                   8,796
  Shares redeemed:
    Class A   .........................................            (219,971)               (5,081,116)               (664,566)
    Class B   .........................................             (45,194)                 (692,599)               (163,207)
    Class C   .........................................                (503)                   (2,001)                 (3,467)
    Class R   .........................................             (35,392)                 (375,195)               (112,363)

                                          Net Increase              657,847                 5,733,323                 820,989




Periods Ended October 31, 1999:
  Shares sold:
    Class A   .........................................             667,274                  9,027,584                 767,113
    Class B   .........................................             160,328                  1,200,081                 167,457
    Class C   .........................................              12,613                     19,065                   9,453
    Class R   .........................................             157,952                    734,641                  84,990
  Shares issued in reinvestment of dividends and distributions:
    Class A   .........................................                --                    2,098,559                   9,098
    Class B   .........................................                --                      262,628                   5,060
    Class C   .........................................                --                       --                        --
    Class R   .........................................                --                      112,716                   2,530
  Shares redeemed:
    Class A   .........................................            (219,971)               (10,325,463)               (412,770)
    Class B   .........................................             (65,736)                (1,172,425)               (113,345)
    Class C   .........................................                --                       --                        (234)
    Class R   .........................................             (73,370)                  (558,617)                (16,099)

                                          Net Increase              639,090                  1,398,769                 503,253




Note 6 -- Line of Credit

The International Growth Funds participate with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the funds to borrow up to $75,000,000 collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .09% on the average unused portion of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each quarter. At April 30, 2000, the International Growth Funds had no outstanding borrowings under the line of credit.

GROWTH FUNDS (INTERNATIONAL)

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.


                                              Shares
                                               Held             Value



Common Stocks (88.36%)

Advertising (0.72%)
   Cheil Communications, Inc.                   2,400      $    251,957

Beer, Wine & Distilled Beverages (2.56%)
   Hite Brewery Co.                            17,041           483,720
   South African Breweries Ltd.                56,362           415,694
                                                                -------
                                                                899,414
Beverages (3.80%)
   Al-Ahram Beverages Co. ADR                  26,800(a)(b)     473,690
   Fomento Economico Mexicano SA ADR           10,250           422,813
   Grupo Modelo SA de C.V.                    131,000           275,549
   PanAmerican Beverages ADR                    9,900           162,731
                                                              ---------
                                                              1,334,783
Blast Furnace & Basic Steel Products (1.53%)
   Pohang Iron & Steel ADR                     15,500           325,500
   Tubos De Acero De Mexico SA ADR             14,300           213,606
                                                                -------
                                                                539,106
Cable & Other Pay TV Services (0.71%)
   Ceske Radiokomunikace GDR                    5,450(a)(b)     248,412

Commercial Banks (10.53%)
   Banco Rio De La Plata SA ADR                13,200           183,150
   Bank Hapoalim Ltd.                         174,200           535,587
   Bank Sinopac                               334,198           185,547
   Bank Slaski SA w Katowicach                  3,500           211,369
   BOE Ltd.                                   493,000           394,152
   Grupo Financiero Banamex                   129,700(a)        469,847
   H&CB GDR                                    19,910(a)        340,889
   ICICI Bank Ltd.                              7,658(a)        132,101
   Malayan Banking Berhad                      82,600           343,442
   Overseas Union Bank Ltd.                    42,442           193,886
   Shinhan Bank                                40,000           383,882
   State Bank of India GDR                     34,600(b)        326,693
                                                              ---------
                                                              3,700,545
Communications Equipment (1.41%)
   Netas Northern Electric
     Telekomunikasyon AS                    2,931,000           494,266

Communications Services, NEC (0.95%)
   Korea Telecom Corp. ADR                      9,700           334,650

Computer & Data Processing
Services (3.43%)
   Check Point Software Technologies Ltd.       3,000(a)        519,000
   Datatec Ltd.                                31,900(a)        231,982
   Infosys Technologies Ltd.                    2,200           408,190
   Oridion Systems Ltd.                         1,880(a)         45,348
                                                              ---------
                                                              1,204,520
Computer & Office Equipment (6.02%)
   Asustek Computer, Inc.                      65,000         $ 719,638
   Compal Electronics, Inc.                   284,385           729,085
   Comverse Technology, Inc.                    2,380(a)        212,266
   Orbotech Ltd. ADR                            3,600(a)        306,900
   Trigem Computer, Inc.                        2,588           149,490
                                                              ---------
                                                              2,117,379
Concrete, Gypsum & Plaster Products (0.89%)
   Cemex SA CPO                                72,000           313,602

Crude Petroleum & Natural Gas (0.60%)
   Mol Magyar Olaj-es Gazipari Rt. ADR         12,000(b)        211,797

Department Stores (0.40%)
   Pt Matahari Putra Prima                  1,206,000(a)        140,768

Drugs (0.16%)
   Ranbaxy Laboratories Ltd. GDR                2,900            55,326

Electric Services (3.08%)
   Companhia Paranaense De Enersis ADR         44,400           327,450
   Korean Electric Power ADR                   32,200           527,275
   RAO Unified Energy Systems ADR              12,200           227,408
                                                              ---------
                                                              1,082,133
Electronic Components &
Accessories (10.27%)
   Acer Peripherals, Inc.                      98,760           408,012
   Ambit Microsystems Corp.                    13,000           120,152
   Elec & Eltek International ADR              50,500           110,090
   Samsung Electronics                          3,900         1,054,325
   Taiwan Semiconductor Manufacturing Co.     126,000(a)        810,658
   Unisem (M) Berhad                           44,900           398,783
   United Microelectronics Corp.              210,000(a)        709,840
                                                              ---------
                                                              3,611,860
Electronic Distribution Equipment (0.81%)
   DBTEL, Inc.                                 59,000(a)        184,016
   Procomp Informatics Co., Ltd.               13,000(a)        101,896
                                                                -------
                                                                285,912
Family Clothing Stores (1.09%)
   Giordano International Ltd.                234,000           383,030

Fire, Marine & Casualty Insurance (1.21%)
   Aksigorta AS                            16,037,000           426,662

Foreign Banks, Branches &
Agencies (2.50%)
   Credicorp Ltd. ADR                          16,350           172,697
   H&CB                                         5,900           101,017
   Yapi Ve Kredi Bankasi AS                18,904,000           603,526
                                                                -------
                                                                877,240
Furniture & Home Furnishing
Stores (1.18%)
   Grupo Elektra SA CPO                       425,000           415,374

Gasoline Service Stations (0.75%)
   President Chain Store Corp.                 74,000           263,426

Holding Offices (1.65%)
   The India Fund, Inc. ADR                    40,500(a)     $  579,656

Hotels & Motels (1.20%)
   Resorts World Berhad                       130,000           420,790

Medical & Dental Laboratories (1.00%)
   Ranbaxy Laboratories Ltd.                   25,000           353,272

Medical Instruments & Supplies (0.48%)
   Medison Co. Ltd.                            15,700           169,773

Metal Mining Services (0.62%)
   Compahia Vale Do Rio Doce                    8,797           217,921

Miscellaneous Business Services (0.27%)
   TelecomAsia Corp. Public Co. Ltd.           72,000(a)         96,419

Miscellaneous Investing (1.93%)
   Banco Latino Americano
     De Exportaciones ADR                      10,900           269,094
   Johnnies Industrial Corp. Ltd.              27,700(a)        408,599
                                                                -------
                                                                677,693
Miscellaneous Textile Goods (1.02%)
   Esprit Holdings Ltd.                       336,000           358,034

Newspapers (0.83%)
   Agora SA GDR                                 7,400(a)(b)     172,136
   New Straits Times Press Berhad              36,000           120,316
                                                                -------
                                                                292,452
Oil & Gas Field Services (0.70%)
   Gulf Indonesia Resources Ltd. ADR           35,300(a)        247,100

Paper & Paper Products (0.76%)
   Aracruz Celulose SA ADR                     14,300           267,231

Petroleum Refining (2.35%)
   Sasol Ltd.                                  94,600           555,381
   SK Corp.                                    14,300           269,966
                                                                -------
                                                                825,347
Primary Non-Ferrous Metals (0.79%)
   Hindalco Industries Ltd. GDR                17,200(b)        277,761

Producers, Orchestras &
Entertainers (0.98%)
   Corporacion Interamericana
     De Entretenimiento SA, Class B            81,300(a)        343,744

Radio & Television Broadcasting (1.01%)
   Grupo Televisa SA GDR                        5,584(a)        354,235

Real Estate Agents & Managers (0.71%)
   Cheung Kong                                 21,000           250,732

Real Estate Operators & Lessors (0.26%)
   SM Prime Holdings, Inc.                    700,000            91,561

Savings Institutions (0.80%)
   ICICI Ltd. ADR                              70,200        $  214,349
   ICICI Ltd. ADS                               2,600            65,975

                                                                280,324
Services to Buildings (0.07%)
   Opicom Co., Ltd.                               823(a)         25,061

Telephone Communication (15.06%)
   Carso Global Telecom, Class A1              95,200(a)        255,870
   China Telecom                               55,000(a)        397,185
   Compania Anonima Telefonos De
     Venezuela ADR                             11,600           336,400
   Digi Swisscom Berhad                        44,000(a)         90,316
   Embratel Participacoes SA               27,300,000           491,702
   Embratel Participacoes SA ADR               14,700           330,750
   Hellenic Telecom Organization SA ADR        19,800           231,413
   Hellenic Telecommunication                  14,311           321,948
   Manahagar Telephone Ltd.                    13,000            67,014
   Matav Tavkozlesi Rt. ADR                    12,100           421,231
   MobiNil-Egypt Mobile Phone                   4,500(a)        171,558
   Partner Communications Co. Ltd. ADR         28,050(a)        299,784
   SK Telecom Co., Ltd.                        12,600(a)        403,988
   Tele Norte Leste Participacoes SA       12,900,000           220,189
   Telefonos De Mexico SA ADR                  14,300           841,019
   Videsh Sanchar Nigam Ltd. GDR               21,700(b)        412,300
                                                              ---------
                                                              5,292,667
Variety Stores (0.50%)
   Hutchison Whampoa Ltd.                      12,000           174,858

Vocational Schools (0.77%)
   NIIT Ltd.                                    5,800           271,027


                             Total Common Stocks             31,059,820
Preferred Stocks (5.15%)

Beverages (0.42%)
   Quilmes Industrial Quines SA ADR            15,500           147,250

Commercial Banks (1.02%)
   Banco Estado De Sao Paulo SA             9,500,000           358,005

Gasoline Service Stations (1.35%)
   Petroleo Brasileiro SA                   2,000,000           473,829

Telephone Communication (2.36%)
   Tele Celular Sul Participacoes SA ADR        7,600           293,550
   Tele Norte Leste Participacoes ADR          19,044           339,224
   Telesp Celular
     Participacoes SA Preference B         11,162,530           197,956

                                                                830,730


                         Total Preferred Stocks               1,809,814

                                       Principal
                                         Amount         Value


Commercial Paper (5.97%)

Business Credit Institutions (3.70%)
   American Express Credit Corp.;
     5.97%;  5/01/2000                $1,299,569    $1,299,569

Personal Credit Institutions (2.27%)
   Associates Corp. of North America;
     6.04%;  5/01/2000                   799,731       799,731


                         Total Commercial Paper      2,099,300

            Total Portfolio Investments (99.48%)    34,968,934

Cash, receivables and other assets,
   net of liabilities (0.52%)                          183,524


                      Total Net Assets (100.00%)    $35,152,458



(a) Non-income producing security - No dividend paid during the period.
(b) Restricted security - See Note 4 to the financial statements.



               Principal International Emerging Markets Fund, Inc.
                             Investments by Country



                                                Percentage of
    Country                      Value           Total Value


Argentina                     $  330,400            0.94%
Brazil                         3,517,807           10.06
Czech Republic                   248,412            0.71
Egypt                            645,248            1.85
Greece                           553,360            1.58
Hong Kong                      1,563,838            4.47
Hungary                          633,029            1.81
India                          3,163,667            9.05
Indonesia                        387,868            1.11
Israel                         1,918,885            5.49
Korea, Republic Of             4,821,493           13.79
Malaysia                       1,373,646            3.93
Mexico                          4,068,389          11.63
Panama                           269,094            0.77
Peru                             172,697            0.49
Philippines                       91,562            0.26
Poland                           383,505            1.10
Russia                           227,408            0.65
Singapore                        303,976            0.87
South Africa                   2,005,808            5.74
Taiwan, Province Of China     $4,232,269           12.10%
Thailand                          96,419            0.28
Turkey                         1,524,454            4.36
United States                  2,099,300            6.00
Venezuela                        336,400            0.96


               Total         $34,968,934          100.00%




PRINCIPAL INTERNATIONAL FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (93.49%)
Agricultural Chemicals (0.44%)
   Norsk Hydro ASA                        54,000   $ 1,976,692

Cable & Other Pay TV Services (0.41%)
   United Pan-Europe Communications NV 51,000 1,860,347 Combination Utility Services (2.71%)
   Alcatel Alsthom                        52,600    12,222,615
Commercial Banks (8.53%)
   Bank of Ireland                       811,832     5,518,782
   Banque Nationale De Paris             106,800     5,038,487
   Deutsche Bank AG                       53,000     4,293,543
   H&CB                                  220,000     1,388,407
   National Australia Bank Ltd.           68,350       877,974
   Nordic Baltic Holding AB               49,900     3,355,793
   Nordic Baltic Holding AB FDR        1,211,423     7,683,220
   Royal Bank of Canada Montreal, Quebec  93,500     1,600,862
   Sanwa Bank Ltd.                       305,437     4,181,175
   Svenska Handelsbanken, Class B        468,000     4,520,861
                                                    ----------
                                                    38,459,104
Communications Equipment (5.97%)
   Siemens AG                            152,200    13,549,351
   Sony Corp.                             55,800     8,135,652
   Telefonaktiebolaget LM Ericsson        45,600     5,236,142
                                                    ----------
                                                    26,921,145
Communications Services, NEC (2.68%)
   Koninklijke KPN NV                     59,600     2,056,200
   Korea Telecom Corp. ADR                99,180    10,018,392
                                                    ----------
                                                    12,074,592
Computer & Data Processing
Services (2.98%)
   Cap Gemini SA                          26,100     5,137,271
   Getronics NV                          139,000     8,309,155
                                                    ----------
                                                    13,446,426
Computer & Office Equipment (8.50%)
   Baltimore Technologies PLC             39,175(a)  3,339,669
   Canon, Inc.                            12,000     1,213,597
   Compal Electronics, Inc.              184,000     8,410,456
   Fujitsu Ltd.                          803,300     2,059,436
   NEC Corp.                             241,000     6,823,595
   Orbotech Ltd. ADR                     371,000(a) 10,092,436
   Toshiba Corp.                         659,000     6,390,303
                                                    ----------
                                                    38,329,492
Concrete, Gypsum & Plaster
Products (1.03%)
   Lafarge SA                             55,900   $ 4,640,539

Consumer Products (0.95%)
   Swedish Match Co.                    1,433,200    4,274,286

Crude Petroleum & Natural Gas (2.35%)
   Total Fina Elf                         69,785    10,613,451

Drugs (3.96%)
   AstraZeneca Group PLC                  76,224     3,188,520
   Novartis AG                             3,823     5,352,944
   Rhodia, Inc. SA                       226,000     4,201,233
   Taisho Pharmaceutical Co.              62,000     2,076,706
   Takeda Chemical
       Industries                         46,000     3,026,232
                                                    ----------
                                                    17,845,635
Drugs, Proprietaries & Sundries (0.97%)
   Glaxo Wellcome PLC                    140,000     4,350,772

Electronic Components &
Accessories (1.46%)
   Murata Mfg. Co., Ltd.                  11,000     2,137,405
   Samsung Electronics                     9,300     2,514,160
   United Microelectronics Corp.         572,000(a)  1,933,469
                                                     ---------
                                                     6,585,034
Electronic Distribution Equipment (3.42%)
   Koninklijke Philips Electronics       345,248    15,437,801

Family Clothing Stores (0.58%)
   Fast Retailing Co., Ltd.                5,900     2,598,566

Fire, Marine & Casualty Insurance (1.35%)
   Royal & Sun Alliance
     Insurance Group PLC               1,075,000     6,068,395

Foreign Banks, Branches &
Agencies (1.56%)
   Bank Austria AG                         4,130       183,657
   UBS AG                                 27,800     6,826,894
                                                     ---------
                                                     7,010,551
Gas Production & Distribution (0.60%)
   OMV AG                                 32,610     2,684,832

Heavy Construction,
Except Highway (1.41%)
   Vivendi                                64,000     6,345,226

Industrial Inorganic Chemicals (3.40%)
   Aventis SA                            128,000     7,056,731
   Aventis SA                             85,024(a)  4,625,451
   Clariant AG                            10,000     3,655,967
                                                    ----------
                                                    15,338,149
Investment Offices (1.42%)
   Amvescap PLC                          436,400     6,388,333

Life Insurance (4.19%)
   AXA                                    65,700     9,764,669
   ING Groep NV                          167,000     9,133,783
                                                    ----------
                                                    18,898,452
Medical Instruments & Supplies (0.20%)
   Terumo Corp.                           29,000   $   877,446

Miscellaneous Business Services (1.02%)
   Brisa-Auto Estradas De Portugal SA    650,000     4,602,275

Miscellaneous Food &
Kindred Products (0.40%)
   Danisco AS                             59,150     1,778,570

Miscellaneous Investing (1.49%)
   Investor AB, Class B                  478,000     6,727,349

Miscellaneous Non-Durable Goods (2.35%)
   Diageo PLC                          1,047,179     8,496,278
   Lagardere SCA                          31,000     2,104,535
                                                    ----------
                                                    10,600,813
Newspapers (3.21%)
   News Corp. Ltd. ADR                   147,000     7,561,313
   Publishing & Broadcasting Ltd.        388,000     5,014,999
   United News & Media PLC               244,000     1,893,608
                                                    ----------
                                                    14,469,920
Oil & Gas Field Services (0.57%)
   Petroleum Geo-Services ASA            163,000(a)  2,550,642

Paperboard Containers & Boxes (1.04%)
   Buhrmann NV                           188,500     4,869,705

Periodicals (1.22%)
   VNU NV                                102,301     5,486,111

Petroleum Refining (2.38%)
   BP Amoco PLC                        1,235,000    10,715,873

Radio & Television Broadcasting (0.89%)
   Carlton Communications PLC            329,000     4,010,443

Security Brokers & Dealers (1.74%)
   Nikko Securities Co., Ltd.            334,000     3,940,319
   Nomura Securities Co., Ltd.           156,000     3,926,162
                                                     ---------
                                                     7,866,481
Soap, Cleaners & Toilet Goods (1.08%)
   Reckitt Benckiser PLC                 472,797     4,886,598

Special Industry Machinery (0.76%)
   Cookson Group                       1,151,700     3,410,628

Telephone Communication (14.27%)
   British Telecommunications PLC ADR     22,700     1,180,400
   Cable & Wireless PLC                  202,800    11,534,250
   DDI Corp.                             422,000     7,600,581
   Hellenic Telecom Organization SA ADR  511,000     8,515,880
   Jazztel PLC ADR                     2,473,865(a) 11,400,405
   Nokia Corp. ADR, Class A              240,000     2,805,000
   NTT DoCoMo, Inc.                      214,000     4,773,791
   Telecom Corp. of New Zealand Ltd.         168     5,611,659
   Telefonica, SA                            336(a)  3,855,101
   Vodafone Airtouch PLC               1,667,000     7,051,374
                                                    ----------
                                                    64,328,441


                             Total Common Stocks   421,551,730


                                        Principal
                                         Amount         Value


Commercial Paper (7.78%)

Business Credit Institutions (2.27%)
   American Express Credit Corp.;
     5.97%; 5/1/2000                 $10,246,600   $10,246,600
Farm & Garden Machinery (2.56%)
   Deere & Co.;
     6.00%; 5/2/2000                  11,544,225    11,544,225
Personal Credit Institutions (2.95%)
   Associates Corp. of North America;
     6.04%; 5/1/2000                  13,295,537    13,295,537


                         Total Commercial Paper     35,086,362



           Total Portfolio Investments (101.27%)   456,638,092

Liabilities, net of cash, receivables and
   other assets (-1.27%)                            (5,718,308)


                     Total Net Assets (100.00%)   $450,919,784



(a)Non-income producing security - No dividend paid during the period.

                       Principal International Fund, Inc.
                             Investments by Country



                                                Percentage of
    Country                      Value           Total Value


   Australia                 $13,636,096            2.99%
   Austria                     2,868,490            0.63
   Canada                      5,038,487            1.10
   Denmark                     1,778,570            0.39
   Finland                    11,534,250            2.53
   France                     71,005,265           15.55
   Germany                    11,491,445           2.52
   Greece                      2,805,000            0.61
   Israel                      3,339,669            0.73
   Japan                      69,523,387           15.23
   Korea, Republic of          6,171,222            1.35
   Netherlands                55,115,293           12.07
   New Zealand                 7,051,374            1.54
   Norway                      4,527,334            0.99
   Portugal                    4,602,275            1.01
   Spain                       4,773,791            1.05
   Sweden                     37,689,107            8.25
   Switzerland                15,835,805            3.47
   Taiwan, Province of China   3,992,906            0.87
   United Kingdom             87,591,563           19.18
   United States              36,266,763            7.94


               Total         $ 456,638,092        100.00%




PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (78.42%)
Advertising (1.76%)
   1&1 Aktiengeselschaft & Co.               200    $   48,843
   Mosaic Group, Inc.                     82,664(a)    931,718
   SR Teleperformance                        661       175,882
                                                     ---------
                                                     1,156,443
Agriculture Chemicals (0.26%)
   Zeltia SA                               3,500(a)    173,343

Air Transportation, Scheduled (1.86%)
   H.I.S. Co. Ltd.                         8,500       511,219
   Ryanair Holdings PLC ADR               13,876(a)    565,447
   West Jet Airlines Ltd.                  8,600(a)    150,622
                                                     ---------
                                                     1,227,288
Bakery Products (0.13%)
   QAF                                   211,000        86,504

Beer, Wine & Distilled Beverages (0.58%)
   Hite Brewery Co.                       13,500       383,207

Business Credit Institutions (1.26%)
   Japan Securities Finance Co. Ltd.       93,000      507,703
   PhileoAllied Berhad                   358,000(a)    322,200
                                                       -------
                                                       829,903
Commercial Printing (2.66%)
   Creo Products, Inc.                    34,555(a)  1,252,619
   Sato Corp.                             17,920       497,432
                                                     ---------
                                                     1,750,051
Communications Equipment (1.50%)
   Elcoteq Network Corp.                   9,700       310,254
   Indra Sistemas SA                      11,100       261,268
   Pandatel AG                             3,200(a)    415,531
                                                       -------
                                                       987,053
Communications Services, NEC (2.21%)
   A-Com AB                                5,300(a)     65,120
   Davnet Ltd.                            17,000        24,303
   Eyretel PLC                           347,000(a)    803,619
   GT Group Telecom, Inc., Class B        18,100(a)    234,169
   Switchcore AB                           4,575(a)    329,607
                                                     ---------
                                                     1,456,818
Computer & Data Processing
Services (10.39%)
   AIT Group PLC                          20,115       289,579
   Articon Information Systems AG          1,600(a)    110,808
   Biodata Information Technology AG       1,200(a)    333,518
   C.REL                                  70,000(a)    101,713
   Casa Holdings Ltd.                     44,000        74,474
   Computershare Ltd.                      9,162        37,354
   Cresco Ltd.                             6,180       571,825
   Dansk Data Electronik AS - B            1,700(a)    130,909
   Enea Data AB                            1,993       351,508
   F-Secure OYI                            2,000(a)     25,515
   GFI Informatique                          770       112,968
   Grenke Leasing                          6,500(a)    117,278
   Interactive Investor International       35,300(a)   57,999
   ISION Internet AG                         300(a)    $20,421
   Lectra Systems                         26,040       424,749
   LPKF Laser & Electronics                3,600       977,591
   MaxxCom                                70,600(a)    416,931
   META4 NV                               25,979(a)    298,285
   Morse Holdings PLC                     42,900(a)    252,744
   Norman ASA                             11,700(a)    192,237
   Parsytec AG NPV                         3,100(a)    601,699
   Telelogic AB                            5,000(a)     37,977
   Telinfo - Strip VVPR                      900(a)          8
   TJ Group OYJ                            4,500(a)     29,073
   Unit 4 NV                               9,600(a)    485,515
   Via Net.Works,Inc.                     20,500(a)    408,719
   VISMA                                  64,250(a)    387,794
                                                     ---------
                                                     6,849,191
Computer & Office Equipment (0.26%)
   Imagination Technologies Group PLC       37,500(a)  167,238

Construction & Related
Machinery (2.52%)
   Daifuku Co. Ltd.                       10,000        98,728
   Geberit AG-REG                          1,300(a)    422,383
   Pinguely-Haulotte                       4,171       657,544
   Swisslog Holding AG                     1,100       484,634
                                                     ---------
                                                     1,663,289
Crushed & Broken Stone (0.19%)
   Brandrill Limited NPV                 237,805       127,661

Eating & Drinking Places (1.96%)
   Global-Dining, Inc.                     3,000       208,189
   Matsuya Foods Ltd.                     16,000       467,823
   NH Hoteles                             25,400(a)    285,850
   Telepizza                              41,000       332,142
                                                     ---------
                                                     1,294,004
Electric Services (2.42%)
   Energy Developments Ltd.               38,073       181,283
   Independent Energy Holdings ADR        16,416(a)    640,224
   Vestas Wind Systems                     2,300       770,299
                                                     ---------
                                                     1,591,806
Electrical Industrial Apparatus (0.32%)
   Chroma ATE, Inc.                       53,000(a)    184,343
   Yokowo Co. Ltd.                         1,000        28,129
                                                       -------
                                                       212,472
Electrical Work (1.39%)
   Bracknell Corp.                       114,800(a)    503,625
   International-Muller NV                22,400       414,364
                                                       -------
                                                       917,989
Electronic Components & Accessories (6.92%)
   Austria Mikro Systeme International     7,700(a)    624,481
   Chloride Group PLC                    258,200       517,160
   C-MAC Industries, Inc.                 22,900     1,159,174
   ELMOS Semiconductor AG                 15,200(a)    606,675
   Micronic Laser Systems AB              14,900       303,735
   Nihon Denpa Kogyo Co. Ltd.              7,500       275,503
   Prodisc Technology, Inc.               75,000(a)    734,824
   SOITEC                                    560(a)    137,832
   TOKYO DENPA CO. LTD.                    3,000       200,416
                                                     ---------
                                                     4,559,800
Electronic Distribution Equipment (0.80%)
   Austria Technologie &
      Systemtechnik AG                     7,300(a)    525,519

Engineering & Architectural
Services (1.06%)
   ALTEN                                     675(a)  $  94,109
   FUGRO NV                               12,900       605,390
                                                       -------
                                                       699,499
Engines & Turbines (1.40%)
   Moritex Corp.                           3,000       224,844
   NEG Micon                              15,500(a)    699,100
                                                       -------
                                                       923,944
Family Clothing Stores (0.85%)
   Giordano International Ltd.           308,000       504,160
   Macintosh Retail Group NV               1,900        52,374
                                                       -------
                                                       556,534
Fire, Marine & Casualty Insurance (0.20%)
   Malaysian National Reinsurance Berhad     105,000   129,868

Furniture & Home Furnishings (0.12%)
   Shaddy Co. Ltd.                         3,600        81,943

General Industrial Machinery (0.93%)
   Kyoritsu Electric Corp.                   800        25,686
   NIPPON Thompson Co. Ltd.               29,000       300,800
   Whatman PLC                            16,600       286,512
                                                       -------
                                                       612,998
Heavy Construction,
Except Highway (0.09%)
   Boskalis Westminister NV                3,470        62,134

Holding Offices (1.30%)
   Deutsche Beteiligung                   10,971       379,899
   Edipresse SA                              980       475,624
                                                       -------
                                                       855,523
Hotels & Motels (0.53%)
   Resorts World Berhad                  108,000       349,579

Household Audio & Video
Equipment (0.20%)
   NXT PLC                                 7,000(a)    129,253

Life Insurance (1.47%)
   Industrial Alliance Life Insurance Co. 70,200(a)    971,276

Machinery, Equipment &
Supplies (1.54%)
   FKI PLC                               264,800     1,012,072

Management & Public Relations (0.09%)
   IPSOS                                     516(a)     59,716

Measuring & Controlling Devices (0.43%)
   Shimadzu Corp.                         56,000       282,396

Medical & Dental Laboratories (1.69%)
   Nobel Biocare AB                        6,200       166,207
   Unilabs                                   940       950,668
                                                     ---------
                                                     1,116,875
Medical Instruments & Supplies (0.70%)
   Cochlear Ltd.                          35,300       458,304

Metal Forgings & Stamping (0.25%)
   Arkivator AB                            3,500       166,542

Metalworking Machinery (1.46%)
   Makino Milling Machine Co. Ltd.         29,000  $   288,725
   Mikron Holding AG                         876       633,906
   Tsugami Corp.                           7,000(a)     37,178
                                                       -------
                                                       959,809
Miscellaneous Amusement & Recreation
Service (0.38%)
   Aristocrat Leisure Ltd.                20,101       179,104
   SNAI SPA                                2,900        69,501
                                                       -------
                                                       248,605
Miscellaneous Business Service (0.34%)
   GFK AG                                  5,600(a)    220,960

Miscellaneous Electrical Equipment &
Supplies (0.60%)
   Kaba Holding AG, Class B                  345       397,042

Miscellaneous Food & Kindred
Products (0.28%)
   Unigate PLC                            41,000       182,687

Miscellaneous Investing (0.59%)
   XAAR PLC                               83,000(a)    387,687

Miscellaneous Personal Services (0.15%)
   Integra SA                              4,500(a)    102,106

Miscellaneous Primary Metal
Products (0.00%)
   YBM Magnex International, Inc.         28,300(a)        191

Miscellaneous Textile Goods (0.31%)
   United Arrow Ltd.                       4,000       207,263

Miscellaneous Transportation
Services (0.83%)
   IFCO Systems NV                        22,300(a)    547,648

Motor Vehicles & Equipment (0.26%)
   Torotrak PLC                           40,500(a)    171,111

Motorcycles, Bicycles & Parts (0.64%)
   Ducati Motor Holding SPA              160,600(a)    424,406

Non-Ferrous Rolling & Drawing (1.53%)
   DRAKA Holdings NV                      11,400       730,815
   SAPA AB                                15,200       278,441
                                                     ---------
                                                     1,009,256
Office Furniture (0.42%)
   Corporate Express Australia           103,046       273,584

Oil & Gas Field Services (1.06%)
   TGS Nopec Geophysical Co. ASA          63,400(a)    701,550

Periodicals (1.52%)
   Informa Group PLC                      91,700   $   982,922
   Paramount Publishing Group            110,000        21,889
                                                     ---------
                                                     1,004,811
Personnel Supply Services (0.26%)
   N I C Corp.                             5,100        92,019
   Unique International NV                 3,400        78,231
                                                       -------
                                                       170,250
Photographic Equipment &
Supplies (0.55%)
   Gretag Imaging Holding                  1,800       362,516

Preserved Fruits & Vegetables (0.04%)
   Kikkoman Corp.                          4,000        26,722

Professional & Commercial
Equipment (2.21%)
   Azkoyen SA                            115,000     1,016,501
   Quality Healthcare Asia Ltd.        1,038,000(a)    426,437
   Transiciel SA                             100        13,377
                                                     ---------
                                                     1,456,315
Radio & Television Broadcasting (0.19%)
   Comptel PLC                             5,575       126,294

Radio, Television & Computer
Stores (0.31%)
   K's Denki Corp.                         1,900        36,216
   Yamada Denki                            2,000       166,551
                                                       -------
                                                       202,767
Real Estate Operators & Lessors (1.01%)
   Boardwalk Equities, Inc.               84,400(a)    666,469

Refrigeration & Service Machinery (1.64%)
   Jenoptik AG                            26,100       749,185
   Takuma Co. Ltd.                        39,000       331,992
                                                     ---------
                                                     1,081,177
Research & Testing Services (0.31%)
   Cambridge Antibody Technology Group     5,281(a)    203,494

Residential Building Construction (1.23%)
   Urban Corp.                            35,000       809,623

Security Brokers & Dealers (1.44%)
   Kempen & Co. NV                         7,900       329,709
   O.S.K. Holdings Berhad                300,667       278,512
   Okasan Securities Co. Ltd.             24,000       198,751
   Sakura Friend Securities               15,000        49,549
   Tokyo Securities Co. Ltd.              25,000        95,073
                                                       -------
                                                       951,594
Special Industry Machinery (2.22%)
   Chen Hsong Holdings Ltd.              733,000       126,100
   SCITEX Corp.                           29,076(a)    345,278
   SEZ Holding AG                            350       324,474
   Suess Microtec AG                      18,300(a)    670,371
                                                     ---------
                                                     1,466,223
Subdividers & Developers (0.38%)
   Singapore Land Ltd.                   138,000       250,551

Sugar & Confectionery Products (1.14%)
   Nestle ( Malaysia)                    157,000   $   751,947

Telephone Communication (2.73%)
   Clearnet Communications, Inc.           3,786(a)    162,325
   Cybertron Telekom AG                      600(a)    101,258
   Microcell Telecommunications            8,200(a)    285,018
   Nera Telecommunications Ltd.          301,000(a)    550,017
   PowerLan Ltd.                         218,400       207,088
   Techniche Ltd.                         82,780(a)    214,514
   Versatel Telecom International NV       7,000(a)    281,303
                                                     ---------
                                                     1,801,523
Variety Stores (0.03%)
   Thanks Japan Corp.                      1,600        17,025

Water Transportation Service (0.12%)
   Johor Port Berhad                     164,000        78,116


                             Total Common Stocks    51,689,357



                                        Principal
                                         Amount         Value


Commercial Paper (19.86%)

Business Credit Institutions (6.43%)
   John Deere Capital Corp.;
     5.95%; 5/3/2000                  $2,123,595    $2,123,595
   General Electric Capital Corp.;
     5.96%; 5/10/2000                  2,116,139     2,116,139
                                                     ---------
                                                     4,239,734
Personal Credit Institutions (13.43%)
   Associates Corp. of North America;
     6.04%; 5/1/2000                   2,449,178     2,449,178
   Ford Motor Credit Co.;
     6.00%; 5/8/2000                   1,977,030     1,977,030
   General Motors Acceptance Corp.;
     5.95%; 5/1/2000                   1,979,345     1,979,345
   Norwest Financial, Inc.;
     6.02%; 5/5/2000                   2,447,542     2,447,542
                                                     ---------
                                                     8,853,095


                         Total Commercial Paper     13,092,829


             Total Portfolio Investments (98.28%)   64,782,186

Cash, receivables and other assets,
   net of liabilities (1.72%)                        1,130,232


                      Total Net Assets (100.00%)   $65,912,418


(a)  Non-income producing security - No dividend paid during the period.


                   Principal International SmallCap Fund, Inc.
                             Investments by Country



                                                Percentage of
    Country                      Value           Total Value


   Australia                  $1,703,194            2.63%
   Austria                     1,251,257            1.93
   Belgium                             8            0.00
   Canada                      6,571,812           10.14
   Denmark                     1,600,308            2.47
   Finland                       491,137            0.76
   France                      1,778,283            2.75
   Germany                     5,252,779            8.11
   Hong Kong                   1,078,586            1.67
   Ireland                       565,447            0.87
   Israel                        345,278            0.53
   Italy                         493,907            0.76
   Japan                       6,639,325           10.25
   Korea, Republic of            383,207            0.59
   Malaysia                    1,910,223            2.95
   Netherlands                 3,996,202            6.17
   Norway                      1,383,293            2.14
   Singapore                     961,546            1.48
   Spain                       2,367,389            3.66
   Sweden                      1,699,136            2.62
   Switzerland                 4,051,247            6.25
   Taiwan, Province of China     919,167            1.42
   United Kingdom              6,084,301            9.39
   United States              13,255,154           20.46


               Total         $64,782,186          100.00%


FINANCIAL HIGHLIGHTS
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class A shares                                                 2000*        1999         1998         1997(a)
-------------------------------------------------------------------  -------------------------------------
Net Asset Value, Beginning of Period...................       $8.56        $6.54        $8.29        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.04)        (.03)        (.02)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        2.34         2.05        (1.73)       (1.21)

                       Total from Investment Operations        2.30         2.02        (1.75)       (1.22)

Less Dividends from Net Investment Income..............        (.02)         --          --           --

Net Asset Value, End of Period.........................      $10.84        $8.56        $6.54        $8.29

Total Return(c) .......................................      26.81%(d)    30.89%     (21.11)%     (10.18)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $21,880      $13,401       $7,312       $5,039
   Ratio of Expenses to Average Net Assets(b) .........       2.27%(e)     2.75%        3.31%        2.03%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.82)%(e)    (.35)%       (.36)%       (.32)%(e)
   Portfolio Turnover Rate.............................      134.2%(e)     95.8%        45.2%        21.4%(e)



PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class B shares                                                 2000*        1999         1998         1997(a)
-------------------------------------------------------------------  -------------------------------------
Net Asset Value, Beginning of Period...................       $8.47        $6.52        $8.28        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.19)        (.07)        (.05)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        2.42         2.02        (1.71)       (1.22)

                       Total from Investment Operations        2.23         1.95        (1.76)       (1.23)

Net Asset Value, End of Period.........................      $10.70        $8.47        $6.52        $8.28

Total Return(c) .......................................      26.33%(d)     29.91%    (21.26)%     (10.29)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $7,639       $5,051       $3,275       $3,116
   Ratio of Expenses to Average Net Assets.............       2.89%(e)     3.57%        3.59%        2.16%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.44)%(e)   (1.12)%       (.69)%       (.46)%(e)
   Portfolio Turnover Rate.............................      134.2%(e)     95.8%        45.2%        21.4%(e)

*  Six Months Ended April 30, 2000




PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class C shares                                                 2000*        1999(f)
-------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $8.54         $8.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.10)         (.06)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        2.34          (.34)

                       Total from Investment Operations        2.24          (.40)

Net Asset Value, End of Period.........................      $10.78         $8.54

Total Return(c) .......................................      26.23%(d)   (4.47)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............        $262         $108
   Ratio of Expenses to Average Net Assets(b) .........       3.24%(e)     3.52%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.68)%(e)   (2.24)%(e)
   Portfolio Turnover Rate.............................      134.2%(e)     95.8%(e)



PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class R shares                                                 2000*        1999         1998         1997(a)
-------------------------------------------------------------------  -----------  ------------------------
Net Asset Value, Beginning of Period...................       $8.55        $6.53        $8.28        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.10)         --          (.04)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        2.39         2.02        (1.71)       (1.22)

                       Total from Investment Operations        2.29         2.02        (1.75)       (1.23)
Less Dividends from Net Investment Income..............        (.02)         --          --           --

Net Asset Value, End of Period.........................      $10.82        $8.55        $6.53        $8.28

Total Return...........................................      26.76%(d)    30.93%     (21.14)%     (10.29)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $5,371       $3,606       $2,202       $2,510
   Ratio of Expenses to Average Net Assets.............       2.27%(e)     2.67%        3.47%        2.20%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.82)%(e)    (.22)%       (.60)%       (.51)%(e)
   Portfolio Turnover Rate.............................      134.2%(e)     95.8%        45.2%        21.4%(e)

*  Six Months Ended April 30, 2000


FINANCIAL HIGHLIGHTS (Continued)
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL INTERNATIONAL FUND, INC.(g)
----------------------------------
Class A shares                                                 2000*        1999         1998         1997        1996        1995
-------------------------------------------------------------------  -----------         -----------------        ----        ----
Net Asset Value, Beginning of Period...................      $10.04        $9.20        $9.33        $8.14       $7.28       $7.44
Income from Investment Operations:
   Net Investment Income...............................         .12          .13          .13          .09         .10         .08
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        1.09         1.28          .04         1.52        1.17        (.02)

                       Total from Investment Operations        1.21         1.41          .17         1.61        1.27         .06
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.24)        (.11)        (.10)        (.11)       (.08)       (.03)
   Distributions from Capital Gains....................       (1.31)        (.46)        (.20)        (.31)       (.33)       (.19)

                      Total Dividends and Distributions       (1.55)        (.57)        (.30)        (.42)       (.41)       (.22)

Net Asset Value, End of Period.........................       $9.70       $10.04        $9.20        $9.33       $8.14        $7.28

Total Return(c) .......................................      12.94%(d)    16.18%        1.93%       20.46%      18.36%       1.03%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $368,865     $338,144     $302,757     $281,158    $172,276     $126,554
   Ratio of Expenses to Average Net Assets.............       1.30%(e)     1.22%        1.25%        1.39%       1.45%        1.63%
   Ratio of Net Investment Income
     to Average Net Assets.............................       2.84%(e)     1.35%        1.45%        1.25%       1.43%       1.10%
   Portfolio Turnover Rate.............................       88.6%(e)     58.7%        38.7%        26.6%       23.8%        35.4%



PRINCIPAL INTERNATIONAL FUND, INC.(g)
----------------------------------
Class B shares                                                 2000*        1999         1998         1997        1996       1995(h)
-------------------------------------------------------------------  -----------         -----------------        ----       ----
Net Asset Value, Beginning of Period...................       $9.96        $9.14        $9.26        $8.07       $7.24      $6.71
Income from Investment Operations:
   Net Investment Income...............................         .10          .06          .07          .03         .03        .05
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        1.08         1.27          .04         1.51        1.15        .51

                       Total from Investment Operations        1.18         1.33          .11         1.54        1.18        .56
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.17)        (.05)        (.03)        (.04)       (.02)      (.03)
   Distributions from Capital Gains....................       (1.31)        (.46)        (.20)        (.31)       (.33)       --

                      Total Dividends and Distributions       (1.48)        (.51)        (.23)        (.35)       (.35)      (.03)

Net Asset Value, End of Period.........................       $9.66        $9.96        $9.14        $9.26       $8.07      $7.24

Total Return(c) .......................................      12.70%(d)    15.27%        1.27%       19.62%      17.16%      9.77%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $54,025      $48,319      $41,676      $33,842     $15,745     $3,908
   Ratio of Expenses to Average Net Assets.............       1.86%(e)     1.90%        1.91%        2.17%       2.28%      2.19%(e)
   Ratio of Net Investment Income
     to Average Net Assets.............................       2.28%(e)      .67%         .77%         .42%        .64%       .58%(e)
Portfolio Turnover Rate................................       88.6%(e)     58.7%        38.7%        26.6%       23.8%      35.4%(e)


*  Six Months Ended April 30, 2000



PRINCIPAL INTERNATIONAL FUND, INC.(g)
----------------------------------
Class C shares                                                 2000*        1999(f)
-------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $9.99        $9.61
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         .09         (.02)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        1.07          .40

                       Total from Investment Operations        1.16          .38

Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.13)         --
   Distributions from Capital Gains....................       (1.31)         --

                      Total Dividends and Distributions       (1.44)         --

Net Asset Value, End of Period.........................       $9.71        $9.99

Total Return(c) .......................................      10.69%(d)     3.95%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............        $891         $191
   Ratio of Expenses to Average Net Assets.............       2.51%(e)     2.38%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        .41%(e)    (.95)%(e)
   Portfolio Turnover Rate.............................       88.6%(e)     58.7%(e)


PRINCIPAL INTERNATIONAL FUND, INC.(g)
----------------------------------
Class R shares                                                 2000*        1999         1998         1997        1996(i)
-------------------------------------------------------------------  -----------         -----------------        ----
Net Asset Value, Beginning of Period...................       $9.96       $9.13         $9.27        $8.12       $7.48
Income from Investment Operations:
   Net Investment Income...............................         .11          .06          .06          .07         .01
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        1.08         1.27          .04         1.47         .63

                       Total from Investment Operations        1.19         1.33          .10         1.54         .64
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.17)        (.04)        (.04)        (.08)        --
   Distributions from Capital Gains....................       (1.31)        (.46)        (.20)        (.31)        --

                      Total Dividends and Distributions       (1.48)        (.50)        (.24)        (.39)        --

Net Asset Value, End of Period.........................       $9.67        $9.96        $9.13        $9.27       $8.12

Total Return...........................................      12.80%(d)   15.27%         1.13%       19.65%       9.29%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $27,139      $22,229      $17,739      $11,773      $1,057
   Ratio of Expenses to Average Net Assets.............       1.84%(e)     1.93%        2.01%        2.10%       1.59%(e)
   Ratio of Net Investment Income
     to Average Net Assets.............................       2.20%(e)      .64%         .67%         .44%        .78%(e)
   Portfolio Turnover Rate.............................       88.6%(e)     58.7%        38.7%        26.6%       23.8%(e)


*  Six Months Ended April 30, 2000

PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class A shares                                                 2000*        1999         1998         1997(a)
-------------------------------------------------------------------  -------------------------------------
Net Asset Value, Beginning of Period...................      $15.32        $9.99        $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.07)        (.12)        (.07)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        5.19         5.53          .10         (.07)

                       Total from Investment Operations        5.12         5.41          .03         (.08)
Less Distributions:
   Distributions from Capital Gains....................       (1.51)        (.08)        --           --

                                    Total Distributions       (1.51)        (.08)        --           --

Net Asset Value, End of Period.........................      $18.93       $15.32        $9.99        $9.96

Total Return(c) .......................................      34.97%(d)    54.52%         .30%         .50%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $38,726      $23,612      $11,765       $6,210
   Ratio of Expenses to Average Net Assets.............       1.87%(e)     2.21%        2.66%        1.99%(e)
   Ratio of Net Investment Income (Operating Loss) to .
     Average Net Assets................................     (1.00)%(e)   (1.02)%       (.81)%       (.40)%(e)
   Portfolio Turnover Rate.............................      372.5%(e)    191.5%        99.8%        10.4%(e)



PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class B shares                                                 2000*        1999         1998         1997(a)
-------------------------------------------------------------------  -----------  ------------------------
Net Asset Value, Beginning of Period...................      $15.18        $9.97        $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.08)        (.20)        (.10)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        5.08         5.49          .11         (.07)

                       Total from Investment Operations        5.00         5.29          .01         (.08)
Less Distributions:
   Distributions from Capital Gains....................       (1.51)        (.08)        --           --

                                    Total Distributions       (1.51)        (.08)        --           --

Net Asset Value, End of Period.........................      $18.67       $15.18        $9.97        $9.96

Total Return(c) .......................................      34.47%(d)    53.42%         .10%         .50%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $16,951      $10,926       $6,585       $4,774
   Ratio of Expenses to Average Net Assets.............       2.46%(e)     2.87%        2.90%        2.07%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.59)%(e)   (1.68)%      (1.05)%       (.47)%(e)
   Portfolio Turnover Rate.............................      372.5%(e)    191.5%        99.8%        10.4%(e)


*  Six Months Ended April 30, 2000


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class C shares                                                 2000*        1999(f)
-------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................      $15.28       $12.97
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.06)        (.11)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        5.06         2.42

                       Total from Investment Operations        5.00         2.31
Less Distributions:
   Distributions from Capital Gains....................       (1.51)         --

                                    Total Distributions       (1.51)         --

Net Asset Value, End of Period.........................      $18.77       $15.28

Total Return(c) .......................................      33.36%(d)    17.81%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............        $652         $141
   Ratio of Expenses to Average Net Assets.............       3.03%(e)     2.96%(e)
   Ratio of Net Investment Income (Operating Loss) to .
     Average Net Assets................................     (2.06)%(e)   (2.31)%(e)
   Portfolio Turnover Rate.............................      372.5%(e)    191.5%(e)


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class R shares                                                 2000*        1999         1998         1997(a)
-------------------------------------------------------------------  -----------  ------------------------
Net Asset Value, Beginning of Period...................      $15.36       $10.01        $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.06)        (.10)        (.07)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        5.18         5.53          .12         (.07)

                       Total from Investment Operations        5.12         5.43          .05         (.08)
Less Distributions:
   Distributions from Capital Gains....................       (1.51)        (.08)        --           --

                                    Total Distributions       (1.51)        (.08)        --           --

Net Asset Value, End of Period.........................      $18.97       $15.36       $10.01        $9.96

Total Return...........................................      34.87%(d)    54.61%         .50%         .50%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $9,583       $6,188       $3,317       $3,004
   Ratio of Expenses to Average Net Assets.............       1.94%(e)     2.12%        2.51%        2.15%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.07)%(e)    (.93)%       (.68)%       (.54)%(e)
   Portfolio Turnover Rate.............................      372.5%(e)    191.5%        99.8%        10.4%(e)


*  Six Months Ended April 30, 2000

Notes to Financial Highlights

(a) Period from August 29, 1997, date Class A and Class B shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 1997. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. classes of shares recognized net investment income as follows for the period from the initial purchase of shares on August 14, 1997, through August 28, 1997, none of which was distributed to the sole shareholder, Principal Life Insurance Company. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A, Class B and Class R share activities prior to the initial public offering of all classes of shares of each fund.

                                                           Per Share            Per Share
                                                        Net Investment          Unrealized
                                                            Income              Gain (Loss)

 Principal International Emerging Markets Fund, Inc.:
     Class A                                                $.01                  $(.50)
     Class B                                                 .01                   (.50)
     Class R                                                 .01                   (.50)

 Principal International SmallCap Fund, Inc.:
     Class A                                                 .01                    .03
     Class B                                                 .01                    .03
     Class R                                                 .01                    .03

(b)  Without the Managers voluntary waiver of a portion of certain expenses (see
     Note 3 to the financial statements) for the periods indicated, Principal International Emerging Markets Fund, Inc. would have had per share net investment income and the ratios of expenses to average net assets as shown:

           Six Months    Per Share       Ratio of Expenses
             Ended     Net Investment        to Average           Amount
           April 30,      Income             Net Assets           Waived

Class A     2000          (.04)                2.27%               $ 14
Class C     2000          (.14)                4.27%                968

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

(g) Effective January 1, 1998, Princor World Fund, Inc. changed its name to Principal International Fund, Inc.

(h) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. Principal International Fund, Inc. ClassB shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of Class B shares on December5, 1994, through December 8, 1994. Additionally, Class B shares incurred unrealized losses on investments of $.07 per share during the initial interim period. This represents Class B share activities of the fund prior to the initial public offering of Class B shares.

(i) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. Principal International Fund, Inc. Class R shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of ClassR shares on February27, 1996, through February 28, 1996. Additionally, Class R shares incurred unrealized gains on investments of $.02 per share during the initial interim period. This represents Class R share activities of the fund prior to the intial offering of Class R shares.

April 30, 2000

STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

                                                                                   Principal                Principal Government
                                                                                     Bond                     Securities Income
INCOME FUNDS                                                                      Fund, Inc.                     Fund, Inc.

    Investment in securities -- at cost...............................           $177,836,225                   $263,957,502
    Assets
    Investment in securities -- at value (Note 4).....................           $165,709,889                   $255,018,166
    Cash  ............................................................                --                              12,364
    Receivables:
       Interest.......................................................              3,597,748                      1,369,172
       Investment securities sold.....................................              1,010,640                       --
       Capital Shares sold............................................                205,848                        196,409
    Prepaid Expenses..................................................                --                            --
    Other assets......................................................                  6,433                         21,279

                                                          Total Assets            170,530,558                    256,617,390
    Liabilities
    Accrued expenses..................................................                 53,056                         87,498
    Payables:
       Capital Shares reacquired......................................                299,458                        312,740
    Indebtedness (Note 6).............................................                185,000                       --

                                                     Total Liabilities                537,514                        400,238

    Net Assets Applicable to Outstanding Shares   ....................           $169,993,044                   $256,217,152


    Net Assets Consist of:
    Capital Stock.....................................................           $    167,608                   $    235,853
    Additional paid-in capital........................................            185,244,136                    267,250,459
    Accumulated undistributed (overdistributed) net
       investment income..............................................                170,433                         39,400
    Accumulated net realized gain (loss) on investment transactions ..             (3,462,797)                    (2,369,224)
    Net unrealized (depreciation) of investments......................            (12,126,336)                    (8,939,336)

                                                      Total Net Assets           $169,993,044                   $256,217,152


    Capital Stock (par value: $.01 a share):
    Shares authorized.................................................            100,000,000                    125,000,000
    Net Asset Value Per Share:
    Class A: Net Assets...............................................           $130,813,291                   $216,174,173
             Shares issued and outstanding............................             12,899,371                     19,884,858
             Net asset value per share................................                 $10.14                         $10.87
             Maximum offering price per share(a)   ...................                 $10.65                         $11.41


    Class B: Net Assets ..............................................            $23,063,221                    $26,879,621
             Shares issued and outstanding............................              2,275,570                      2,483,423
             Net asset value per share(b).............................                 $10.14                         $10.82


    Class C: Net Assets...............................................               $597,896                       $793,989
             Shares issued and outstanding............................                 59,035                         73,034
             Net asset value per share(b).............................                 $10.13                         $10.87


    Class R: Net Assets...............................................            $15,518,636                    $12,369,369
             Shares issued and outstanding............................              1,526,835                      1,143,937
             Net asset value per share................................                 $10.16                         $10.81


   (a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% (1.50% with respect to Principal Limited Term Bond Fund, Inc.) of the offering price or 4.99% of the net asset value (1.52% with respect to Principal Limited Term Bond Fund, Inc.)
   (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


   See accompanying notes.

April 30, 2000

STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

                                                                                   Principal                      Principal
                                                                                  High Yield                  Limited Term Bond
INCOME FUNDS                                                                      Fund, Inc.                     Fund, Inc.

    Investment in securities -- at cost...............................            $36,609,691                    $32,097,719
    Assets
    Investment in securities -- at value (Note 4).....................            $32,297,263                    $30,480,203
    Cash  ............................................................                 10,001                         10,001
    Receivables:
       Interest.......................................................                938,203                        367,061
       Investment securities sold.....................................              1,432,500                         28,941
       Capital Shares sold............................................                 75,670                        264,837
    Prepaid Expenses..................................................                --                              10,184
    Other assets......................................................                  2,497                            264

                                                          Total Assets             34,756,134                     31,161,491
    Liabilities
    Accrued expenses..................................................                 13,526                        --
    Payables:
       Capital Shares reacquired......................................                 98,606                          9,346
    Indebtedness (Note 6).............................................                --                             --

                                                     Total Liabilities                112,132                          9,346

    Net Assets Applicable to Outstanding Shares   ....................            $34,644,002                    $31,152,145


    Net Assets Consist of:
    Capital Stock.....................................................            $    51,521                    $    33,295
    Additional paid-in capital........................................             45,243,000                     32,912,522
    Accumulated undistributed (overdistributed) net
       investment income..............................................               (362,433)                        21,033
    Accumulated net realized gain (loss) on investment transactions ..             (5,975,658)                      (197,189)
    Net unrealized (depreciation) of investments......................             (4,312,428)                    (1,617,516)

                                                      Total Net Assets            $34,644,002                    $31,152,145


    Capital Stock (par value: $.01 a share):
    Shares authorized.................................................            100,000,000                    100,000,000
    Net Asset Value Per Share:
    Class A: Net Assets...............................................            $25,650,295                    $24,091,587
             Shares issued and outstanding............................              3,805,384                      2,577,938
             Net asset value per share................................                  $6.74                          $9.35
             Maximum offering price per share(a)   ...................                  $7.08                          $9.49


    Class B: Net Assets ..............................................             $6,444,121                     $2,864,085
             Shares issued and outstanding............................                961,973                        303,769
             Net asset value per share(b).............................                  $6.70                          $9.43


    Class C: Net Assets...............................................               $262,996                       $428,601
             Shares issued and outstanding............................                 39,214                         45,616
             Net asset value per share(b).............................                  $6.71                          $9.40


    Class R: Net Assets...............................................             $2,286,590                     $3,767,872
             Shares issued and outstanding............................                345,490                        402,223
             Net asset value per share................................                  $6.62                          $9.37


   (a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% (1.50% with respect to Principal Limited Term Bond Fund, Inc.) of the offering price or 4.99% of the net asset value (1.52% with respect to Principal Limited Term Bond Fund, Inc.)
   (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


   See accompanying notes.

April 30, 2000

STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

                                                                                  Principal
                                                                               Tax-Exempt Bond
INCOME FUNDS                                                                     Fund, Inc.

    Investment in securities -- at cost...............................           $183,764,784
    Assets
    Investment in securities -- at value (Note 4).....................           $177,952,386
    Cash  ............................................................                 16,208
    Receivables:
       Interest.......................................................              3,397,194
       Investment securities sold.....................................               --
       Capital Shares sold............................................                 55,903
    Prepaid Expenses..................................................               --
    Other assets......................................................                 10,374

                                                          Total Assets            181,432,065
    Liabilities
    Accrued expenses..................................................                 23,119
    Payables:
       Capital Shares reacquired......................................                465,804
    Indebtedness (Note 6).............................................               --

                                                     Total Liabilities                488,923

    Net Assets Applicable to Outstanding Shares   ....................           $180,943,142


    Net Assets Consist of:
    Capital Stock.....................................................           $    158,485
    Additional paid-in capital........................................            186,059,682
    Accumulated undistributed (overdistributed) net
       investment income..............................................                102,823
    Accumulated net realized gain (loss) on investment transactions ..                434,550
    Net unrealized (depreciation) of investments......................             (5,812,398)

                                                      Total Net Assets           $180,943,142


    Capital Stock (par value: $.01 a share):
    Shares authorized.................................................            100,000,000
    Net Asset Value Per Share:
    Class A: Net Assets...............................................           $169,734,789
             Shares issued and outstanding............................             14,868,410
             Net asset value per share................................                 $11.42
             Maximum offering price per share(a)   ...................                 $11.99


    Class B: Net Assets ..............................................            $10,765,301
             Shares issued and outstanding............................                941,168
             Net asset value per share(b).............................                 $11.44


    Class C: Net Assets...............................................               $443,052
             Shares issued and outstanding............................                 38,912
             Net asset value per share(b).............................                 $11.39


    Class R: Net Assets...............................................                    N/A
             Shares issued and outstanding............................                    N/A
             Net asset value per share................................                    N/A


   (a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% (1.50% with respect to Principal Limited Term Bond Fund, Inc.) of the offering price or 4.99% of the net asset value (1.52% with respect to Principal Limited Term Bond Fund, Inc.)
   (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


   See accompanying notes.


Six Months Ended April 30, 2000

STATEMENTS OF OPERATIONS
(unaudited)

                                                                                   Principal                Principal Government
                                                                                     Bond                     Securities Income
INCOME FUNDS                                                                      Fund, Inc.                     Fund, Inc.

    Net Investment Income
    Interest income....................................................         $  7,178,607                   $  9,479,362

    Expenses:
       Management and investment advisory fees (Note 3)................              428,024                        603,464
       Distribution and shareholder servicing fees (Notes 1 and 3).....              343,889                        536,779
       Transfer and administrative services (Notes 1 and 3)............              254,031                        252,466
       Registration fees (Note 1)......................................               28,207                         26,588
       Custodian fees .................................................                1,511                          7,292
       Auditing and legal fees ........................................                2,026                          2,651
       Directors' fees ................................................                3,107                          3,103
       Other ..........................................................               18,627                         19,509

                                                  Total Gross Expenses             1,079,422                      1,451,852
       Less:  Management and investment
          advisory fees waived.........................................               --                             --

                                                    Total Net Expenses             1,079,422                      1,451,852

                                                 Net Investment Income             6,099,185                      8,027,510

    Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions..............           (2,760,509)                      (355,063)
    Change in unrealized appreciation/depreciation
       of investments .................................................           (6,009,789)                    (5,284,730)

                                           Net Realized and Unrealized
                                                   Loss on Investments            (8,770,298)                    (5,639,793)


                                 Net Increase (Decrease) in Net Assets
                                             Resulting from Operations          $ (2,671,113)                  $  2,387,717


   See accompanying notes.

Six Months Ended April 30, 2000

STATEMENTS OF OPERATIONS
(unaudited)

                                                                                   Principal                     Principal
                                                                                  High Yield                 Limited Term Bond
INCOME FUNDS                                                                      Fund, Inc.                    Fund, Inc.

    Net Investment Income
    Interest income....................................................         $  1,880,088                     $1,123,285

    Expenses:
       Management and investment advisory fees (Note 3)................              112,280                         78,389
       Distribution and shareholder servicing fees (Notes 1 and 3).....               72,271                         40,145
       Transfer and administrative services (Notes 1 and 3)............               84,985                         58,893
       Registration fees (Note 1)......................................               20,450                         22,033
       Custodian fees .................................................                1,226                          1,335
       Auditing and legal fees ........................................                2,293                          2,141
       Directors' fees ................................................                3,054                          2,630
       Other ..........................................................                6,456                          4,945

                                                  Total Gross Expenses               303,015                        210,511
       Less:  Management and investment
          advisory fees waived.........................................               --                             38,053

                                                    Total Net Expenses               303,015                        172,458

                                                 Net Investment Income             1,577,073                        950,827

    Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions..............           (2,362,527)                      (124,477)
    Change in unrealized appreciation/depreciation
       of investments .................................................               63,114                       (520,488)

                                           Net Realized and Unrealized
                                                   Loss on Investments            (2,299,413)                      (644,965)


                                 Net Increase (Decrease) in Net Assets
                                             Resulting from Operations          $   (722,340)                    $  305,862


   See accompanying notes.

Six Months Ended April 30, 2000

STATEMENTS OF OPERATIONS
(unaudited)

                                                                                   Principal
                                                                                Tax-Exempt Bond
INCOME FUNDS                                                                      Fund, Inc.

    Net Investment Income
    Interest income....................................................          $ 5,627,667

    Expenses:
       Management and investment advisory fees (Note 3)................              440,546
       Distribution and shareholder servicing fees (Notes 1 and 3).....              296,783
       Transfer and administrative services (Notes 1 and 3)............               86,113
       Registration fees (Note 1)......................................               19,889
       Custodian fees .................................................                1,354
       Auditing and legal fees ........................................                2,569
       Directors' fees ................................................                3,100
       Other ..........................................................               14,553

                                                  Total Gross Expenses               864,907
       Less:  Management and investment
          advisory fees waived.........................................              --

                                                    Total Net Expenses               864,907

                                                 Net Investment Income             4,762,760

    Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions..............              432,356
    Change in unrealized appreciation/depreciation
       of investments .................................................           (3,268,666)

                                           Net Realized and Unrealized
                                                   Loss on Investments            (2,836,310)


                                 Net Increase (Decrease) in Net Assets
                                             Resulting from Operations           $ 1,926,450


   See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                                                    Principal               Principal Government
                                                                                      Bond                    Securities Income
INCOME FUNDS                                                                       Fund, Inc.                    Fund, Inc.

                                                                           Six Months       Year          Six Months      Year
                                                                              Ended         Ended            Ended        Ended
                                                                            April 30,    October 31,       April 30,   October 31,
                                                                              2000        1999(a)            2000       1999(a)
    Operations
    Net investment income............................................     $  6,099,185  $ 11,662,268     $  8,027,510  $ 16,851,924
    Net realized gain (loss) from investment transactions ...........       (2,760,509)     (702,288)        (355,063)       (5,979)
    Change in unrealized appreciation/depreciation of investments....       (6,009,789)  (15,114,798)      (5,284,730)  (13,254,133)

                               Net Increase (Decrease) in Net Assets
                                           Resulting from Operations        (2,671,113)   (4,154,818)       2,387,717     3,591,812
    Dividends and Distributions to Shareholders
    From net investment income:
       Class A.......................................................       (4,893,839)   (9,680,816)      (6,934,121)  (14,951,275)
       Class B.......................................................         (765,524)   (1,423,541)        (765,467)   (1,539,850)
       Class C.......................................................          (16,475)       (3,357)         (18,472)       (3,699)
       Class R.......................................................         (513,608)     (852,987)        (326,168)     (554,941)
    Excess distribution of net investment income:
       Class A.......................................................           --           --               --            --
       Class B.......................................................           --           --               --            --
       Class C.......................................................           --           --               --            --
       Class R.......................................................           --           --               --            --
    From net realized gain on investments:
       Class A.......................................................           --           --               --            --
       Class B.......................................................           --           --               --            --
       Class R.......................................................           --           --               --            --

                                   Total Dividends and Distributions        (6,189,446)  (11,960,701)      (8,044,228)  (17,049,765)
    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................       12,862,419    36,049,940       15,837,549    58,626,094
       Class B.......................................................        2,839,776     9,965,885        3,131,130    13,731,533
       Class C.......................................................          376,975       274,582          845,925       330,725
       Class R.......................................................        3,413,823     9,183,266        3,037,876     6,980,668
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................        3,928,626     7,799,345        5,718,239    12,386,671
       Class B.......................................................          673,485     1,265,823          644,201     1,326,664
       Class C.......................................................           11,337         1,182           15,174         2,056
       Class R.......................................................          506,797       839,555          320,830       547,169
    Shares redeemed:
       Class A.......................................................      (25,101,849)  (33,235,273)     (38,409,245)  (73,060,063)
       Class B.......................................................       (4,696,866)   (6,105,138)      (6,023,999)   (8,292,187)
       Class C.......................................................          (31,672)         (500)        (382,683)         (801)
       Class R.......................................................       (3,721,889)   (4,873,171)      (2,294,263)   (3,669,023)

                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions        (8,939,038)   21,165,496      (17,559,266)    8,909,506

                                           Total Increase (Decrease)       (17,799,597)   17,010,678      (23,215,777)   (4,548,447)
    Net Assets
    Beginning of year...............................................       187,792,641   182,742,664      279,432,929   283,981,376

    End of year [including undistributed (overdistributed) net investment
       income as set forth below]....................................     $169,993,044  $187,792,641     $256,217,152  $279,432,929

    Undistributed (Overdistributed) Net Investment Income............     $    170,433  $    260,694     $     39,400  $     56,118


    (a)Class C share information is provided for the period from June 30, 1999 (inception date of Class) through October 31, 1999.


   See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                                                     Principal                      Principal
                                                                                    High Yield                  Limited Term Bond
INCOME FUNDS                                                                        Fund, Inc.                     Fund, Inc.

                                                                            Six Months      Year           Six Months       Year
                                                                               Ended       Ended              Ended         Ended
                                                                             April 30,   October 31,        April 30,    October 31,
                                                                               2000       1999(a)             2000        1999(a)
    Operations
    Net investment income............................................     $  1,577,073   $ 3,487,499       $  950,827  $  1,827,383
    Net realized gain (loss) from investment transactions ...........       (2,362,527)   (2,214,342)        (124,477)      (29,150)
    Change in unrealized appreciation/depreciation of investments....           63,114       (65,536)        (520,488)   (1,258,231)

                               Net Increase (Decrease) in Net Assets
                                           Resulting from Operations          (722,340)    1,207,621          305,862       540,002
    Dividends and Distributions to Shareholders
    From net investment income:
       Class A.......................................................       (1,385,039)   (2,667,853)        (769,093)   (1,558,512)
       Class B.......................................................         (323,902)     (614,039)         (75,709)     (125,037)
       Class C.......................................................          (11,543)       (3,242)         (10,730)       (3,686)
       Class R.......................................................         (115,802)     (202,365)         (94,574)     (142,252)
    Excess distribution of net investment income:
       Class A.......................................................           --           (53,519)          --            --
       Class B.......................................................           --            (7,154)          --            --
       Class C.......................................................           --              (304)          --            --
       Class R.......................................................           --           (10,362)          --            --
    From net realized gain on investments:
       Class A.......................................................           --           --                --            --
       Class B.......................................................           --           --                --            --
       Class R.......................................................           --           --                --            --

                                   Total Dividends and Distributions        (1,836,286)   (3,558,838)        (950,106)   (1,829,487)
    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................        2,116,880     6,088,348        4,480,112    13,486,229
       Class B.......................................................          980,175     2,023,608          794,082     1,668,358
       Class C.......................................................           99,819       186,235          102,728       349,050
       Class R.......................................................          293,636       659,720        1,164,444     2,160,595
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................          859,744     1,703,574          583,838     1,182,882
       Class B.......................................................          257,820       486,899           67,798       110,918
       Class C.......................................................            3,930           271            7,987         2,209
       Class R.......................................................          115,690       212,231           93,069       139,519
    Shares redeemed:
       Class A.......................................................       (5,504,206)   (9,434,994)      (7,551,246)  (14,127,084)
       Class B.......................................................       (1,778,418)   (3,144,289)        (640,620)     (692,401)
       Class C.......................................................           (2,037)      --               (25,460)       --
       Class R.......................................................         (552,450)     (853,143)        (698,826)     (943,012)

                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions        (3,109,417)   (2,071,540)      (1,622,094)    3,337,263

                                           Total Increase (Decrease)        (5,668,043)   (4,422,757)      (2,266,338)    2,047,778
    Net Assets
    Beginning of year...............................................        40,312,045    44,734,802       33,418,483    31,370,705

    End of year [including undistributed (overdistributed) net investment
       income as set forth below]....................................      $34,644,002   $40,312,045      $31,152,145  $ 33,418,483

    Undistributed (Overdistributed) Net Investment Income............      $  (362,433)  $  (103,220)     $    21,033  $     20,312


    (a)Class C share information is provided for the period from June 30, 1999 (inception date of Class) through October 31, 1999.


   See accompanying notes.


STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                                                    Principal
                                                                                 Tax-Exempt Bond
INCOME FUNDS                                                                       Fund, Inc.

                                                                           Six Months       Year
                                                                              Ended         Ended
                                                                            April 30,    October 31,
                                                                              2000        1999(a)
    Operations
    Net investment income............................................      $ 4,762,760  $ 10,118,426
    Net realized gain (loss) from investment transactions ...........          432,356     1,798,045
    Change in unrealized appreciation/depreciation of investments....       (3,268,666)  (17,135,691)

                               Net Increase (Decrease) in Net Assets
                                           Resulting from Operations         1,926,450    (5,219,220)
    Dividends and Distributions to Shareholders
    From net investment income:
       Class A.......................................................       (4,534,801)   (9,572,216)
       Class B.......................................................         (249,134)     (498,767)
       Class C.......................................................           (5,805)       (1,542)
       Class R.......................................................           N/A           N/A
    Excess distribution of net investment income:
       Class A.......................................................           --            --
       Class B.......................................................           --            --
       Class C.......................................................           --            --
       Class R.......................................................           N/A           N/A
    From net realized gain on investments:
       Class A.......................................................       (1,691,376)      (81,082)
       Class B.......................................................         (102,928)       (4,523)
       Class R.......................................................           (1,231)       N/A

                                   Total Dividends and Distributions        (6,585,275)  (10,158,130)
    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................        7,251,620    27,588,420
       Class B.......................................................          513,015     2,296,619
       Class C.......................................................          307,559       140,820
       Class R.......................................................           N/A           N/A
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................        4,633,012     6,665,020
       Class B.......................................................          277,642       383,870
       Class C.......................................................            4,302           292
       Class R.......................................................           N/A           N/A
    Shares redeemed:
       Class A.......................................................      (24,727,985)  (37,634,782)
       Class B.......................................................       (1,243,601)   (1,756,824)
       Class C.......................................................           (3,587)       --
       Class R.......................................................           N/A           N/A

                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions       (12,988,023)   (2,316,565)

                                           Total Increase (Decrease)       (17,646,848)  (17,693,915)
    Net Assets
    Beginning of year...............................................       198,589,990   216,283,905

    End of year [including undistributed (overdistributed) net investment
       income as set forth below]....................................     $180,943,142  $198,589,990

    Undistributed (Overdistributed) Net Investment Income............     $    102,823  $    129,803


    (a)Class C share information is provided for the period from June 30, 1999 (inception date of Class) through October 31, 1999.


   See accompanying notes.

April 30, 2000

NOTES TO FINANCIAL STATEMENTS
(unaudited)

  Principal Bond Fund, Inc.
  Principal Government Securities Income Fund, Inc.
  Principal High Yield Fund, Inc.

  Principal Limited Term Bond Fund, Inc.
  Principal Tax-Exempt Bond Fund, Inc.

Note 1 -- Significant Accounting Policies

Principal Bond Fund, Inc., Principal Government Securities Income Fund, Inc., Principal High Yield Fund, Inc., Principal Limited Term Bond Fund, Inc. and Principal Tax-Exempt Bond Fund, Inc. (the "Income Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

On June 30, 1999, the initial purchases of Class C shares of the Income Funds were made by Principal Life Insurance Company (See Note 3). Effective June 30, 1999, the Income Funds began offering Class C shares to the public.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions made within six years of purchase. Class C shares are sold without an initial sales charge, but are subject to a CDSC on certain redemptions made within the first twelve months of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares, Class C shares and Class R shares bear higher ongoing distribution fees than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) seven years after purchase. Class C shares do not convert into Class A shares. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) four years after purchase. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Income Funds' respective Board of Directors. In addition, the Board of Directors of each fund declares separate dividends on each class of shares.

The Income Funds allocate daily all income, expenses (other than class-specific expenses) and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the period ended April 30, 2000, which are included in the corresponding captions of the Statements of Operations, were as follows:

                                                     Distribution and                                Transfer and
                                                Shareholder Servicing Fees                      Administrative Services

                                          Class A   Class B    Class C    Class R       Class A   Class B    Class C    Class R

  Principal Bond Fund, Inc.              $186,938  $111,840    $2,544     $42,567       $64,722   $19,987     $  77     $10,695
  Principal Government Securities
     Income Fund, Inc.                    346,060   152,049     3,328      35,342        80,902    16,248        84       6,486
  Principal High Yield Fund, Inc.          34,679    31,128     1,218       5,246        18,106     7,010       221       2,606
  Principal Limited Term Bond Fund, Inc.   18,574     6,768       987      13,816         6,801     2,195        17       1,700
  Principal Tax-Exempt Bond Fund, Inc.    258,591    36,903     1,289        N/A         23,885     1,859        35         N/A

                                                     Registration Fees

                                          Class A   Class B    Class C    Class R

  Principal Bond Fund, Inc.               $7,057     $5,341     $1,318     $5,914
  Principal Government Securities
     Income Fund, Inc.                     7,014      5,033      1,136      3,958
  Principal High Yield Fund, Inc.          4,737      3,788      1,791      3,533
  Principal Limited Term Bond Fund, Inc.   5,257      4,333      1,033      3,327
  Principal Tax-Exempt Bond Fund, Inc.     9,613      4,263        909       N/A

The Income Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

The Income Funds record investment transactions generally one day after the trade date, except for short-term investment transactions, which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Interest income is recognized on an accrual basis.

The Income Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Income Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (the "Manager"). These balances may be invested in one or more short-term instruments.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for Principal High Yield Fund, Inc. aggregated $488,110 for the year ended October 31, 1999. Other reclassifications made for the year ended October 31, 1999 were not material.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes approximates that used for financial reporting purposes.

Note 3 -- Management Agreement and Transactions With Affiliates

The Income Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the Income Funds is as follows:

                                                                                Net Asset Value of Funds
                                                                                      (in millions)

                                                       First            Next              Next             Next              Over
                                                       $100             $100              $100             $100              $400

   Principal Bond Fund, Inc.                           0.50%            0.45%             0.40%            0.35%             0.30%
   Principal Government Securities Income Fund, Inc.   0.50             0.45              0.40             0.35              0.30
   Principal High Yield Fund, Inc.                     0.60             0.55              0.50             0.45              0.40
   Principal Limited Term Bond Fund, Inc.              0.50             0.45              0.40             0.35              0.30
   Principal Tax-Exempt Bond Fund, Inc.                0.50             0.45              0.40             0.35              0.30

The Income Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

Note 3 -- Management Agreement and Transactions With Affiliates (Continued)

The Manager voluntarily waives a portion of its fee for the Principal Limited Term Bond Fund, Inc. The waivers are in amounts that maintain total operating expenses within certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class on an annualized basis during the reporting period. The amount waived and the operating expense limit, which was maintained at or below that shown, are as follows:

                                                                        Amount
                                                                        Waived

                                                      Period Ended                    Year Ended                   Expense
                                                     April 30, 2000                October 31, 1999                 Limit

   Principal Limited Term Bond Fund, Inc.
     Class A                                             $22,022                        $40,285                     1.00%
     Class B                                               7,630                         14,004                     1.35
     Class C                                               1,212                            488                     1.35
     Class R                                               7,189                         11,951                     1.60

The Manager intends to continue its voluntary waiver and, if necessary, pay expenses normally payable by Principal Limited Term Bond Fund, Inc. through October 31, 2000.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A, Class B and Class C share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, Class B shares at 4.00% and Class C shares at 1.00% (.25%, 1.25% and .50% for Principal Limited Term Bond Fund, Inc. share classes, respectively), of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price (1.50% for Principal Limited Term Bond Fund, Inc.). The aggregate amount of these charges retained, by fund, for the period ended April 30, 2000, were as follows:

                                                                    Class A               Class B                Class C

   Principal Bond Fund, Inc.                                       $206,509               $63,174                 $284
   Principal Government Securities Income Fund, Inc.                240,619                58,790                  204
   Principal High Yield Fund, Inc.                                   40,312                17,051                    8
   Principal Limited Term Bond Fund, Inc.                            18,751                 3,191                  100
   Principal Tax-Exempt Bond Fund, Inc.                             135,242                23,658                   31

No brokerage commissions were paid by the Income Funds to affiliated broker dealers during the period.

The Income Funds bear distribution and shareholder servicing fees with respect to each Class computed at an annual rate of the average daily net assets attributable to each Class of each Fund. The annual rate will not exceed the following limits:

                                                                Class A            Class B            Class C        Class R

   Principal Bond Fund, Inc.                                      .25%             1.00%              1.00%           .75%
   Principal Government Securities Income Fund, Inc.              .25%             1.00%              1.00%           .75%
   Principal High Yield Fund, Inc.                                .25%             1.00%              1.00%           .75%
   Principal Limited Term Bond Fund, Inc.                         .15%              .50%               .50%           .75%
   Principal Tax-Exempt Bond Fund, Inc.                           .25%             1.00%              1.00%            N/A

Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation. A portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class A, Class B and Class R shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective Income Funds which generated the excess.

At April 30, 2000, Principal Life Insurance Company, subsidiaries of Principal Life Insurance Company and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Income Funds as follows:

                                                                Class A                               Class C

   Principal Bond Fund, Inc.                                     93,529                                8,681
   Principal Government Securities Income Fund, Inc.              --                                   8,598
   Principal High Yield Fund, Inc.                              382,965                               13,369
   Principal Limited Term Bond Fund, Inc.                       592,210                               10,373
   Principal Tax-Exempt Bond Fund, Inc.                           --                                   7,974

Note 4 -- Investment Transactions

For the period ended April 30, 2000, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U. S. government securities) by the Income Funds were as follows:

                                                                     Purchases                                     Sales

   Principal Bond Fund, Inc.                                        $25,474,730                                $34,319,095
   Principal High Yield Fund, Inc.                                   15,081,838                                 18,267,741
   Principal Limited Term Bond Fund, Inc.                             3,571,329                                  5,015,460
   Principal Tax-Exempt Bond Fund, Inc.                               9,119,980                                 17,033,767

At April 30, 2000, net unrealized depreciation of investments by the Income Funds was composed of the following:

                                                                                                          Net Unrealized
                                                            Gross Unrealized                               Depreciation
                                                    Appreciation        (Depreciation)                    of Investments

   Principal Bond Fund, Inc.                         $  647,089          $(12,773,425)                    $(12,126,336)
   Principal Government Securities Income Fund, Inc.    526,197            (9,465,533)                      (8,939,336)
   Principal High Yield Fund, Inc.                      190,441            (4,502,869)                      (4,312,428)
   Principal Limited Term Bond Fund, Inc.                    68            (1,617,584)                      (1,617,516)
   Principal Tax-Exempt Bond Fund, Inc.               3,029,542            (8,841,940)                      (5,812,398)

The Income Funds may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. As of April 30, 2000, there were no TBA purchase or sell commitments outstanding.

Note 4 -- Investment Transactions (Continued)

At April 30, 2000, the Income Funds held the following securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business.

                                                                                                       Value at      Value as a
                                                                             Date of                   April 30,    Percentage of
                                              Security Description         Acquisition      Cost         2000        Net Assets

  Principal Bond Fund, Inc.              AES Ironwood LLC
                                           Senior Secured Bonds              6/18/99     $4,000,000  $ 3,898,720        2.29%
                                         Global Crossing Holdings Ltd.
                                            Senior Notes                    11/12/99      2,452,950    2,425,000        1.43
                                         International Game Technology
                                            Senior Notes                     5/11/99      2,969,220    2,775,000        1.63
                                         Orix Credit Alliance
                                           Short Term Notes                  2/26/99      5,000,000    4,963,005        2.92
                                         Osprey Trust/Osprey I, Inc.
                                            Senior Secured Notes             9/16/99      4,500,000    4,480,484        2.64
                                         Park Place Entertainment
                                             Senior Subordinated Notes       2/15/00      2,500,000    2,475,000        1.46
                                         Southern Energy, Inc.
                                           Senior Notes                      7/21/99      2,998,890    2,845,638        1.67
                                         Vodafone Airtouch
                                           Unsubordinated Notes               2/7/00      2,484,525    2,461,267        1.45

                                                                                                      26,324,114       15.49



  Principal High Yield Fund, Inc.        CE Casecnan Water & Energy Co., Inc.
                                           Senior Notes                      1/21/00        727,500      689,404        1.99
                                         Charter Communications Holdings,
                                           LLC Senior Notes                  3/12/99        877,500      825,000        2.38
                                         Covad Communications Group, Inc.
                                           Senior Notes                      1/21/00        750,000      705,000        2.03
                                                                             2/15/00        757,500      705,000        2.03
                                         Global Crossing Holdings Ltd.
                                           Senior Notes                     11/12/99        490,590      485,000        1.40
                                         Globix Corp.
                                           Senior Notes                      1/28/00        750,000      660,000        1.91
                                         Level  3 Communications, Inc.
                                           Senior Discount Notes             2/24/00        399,810      388,125        1.12
                                                                              4/5/00        453,375      465,750        1.34
                                         Mercury Financial Services Corp.
                                           Senior Notes                      4/30/99        672,000      658,000        1.90
                                                                             7/15/99        755,000      752,000        2.17
                                         NEXTLINK Communications, Inc.
                                           Senior Notes                     11/12/99        700,000      675,000        1.95
                                         Park Place Entertainment Corp.
                                           Senior Subordinated Notes         2/15/00        750,000      742,500        2.14
                                         Winstar Communications, Inc.
                                           Senior Notes                      3/27/00      1,000,000      955,000        2.76
                                         York Power Funding Ltd.
                                            Senior Secured Bonds             7/31/98        900,000      909,000        2.62

                                                                                                       9,614,779       27.74

  Principal Tax-Exempt Bond Fund, Inc.   Eddyville, Iowa, IDR Ref. Bonds,
                                           Cargill, Inc. Project             1/11/95        859,910      972,500         .54

The Income Funds' investments are with various issuers in various industries. The Schedules of Investments contained herein summarize concentration of credit risk by issuer and industry.

Note 5 -- Capital Share Transactions

Transactions in Capital Shares by fund were as follows:

                                                                  Principal                Principal                 Principal
                                                                    Bond             Government Securities          High Yield
                                                                 Fund, Inc.            Income Fund, Inc.            Fund, Inc.

  Period Ended April 30, 2000:
  Shares sold:
    Class A   .........................................          1,226,801                 1,450,816                  300,836
    Class B   .........................................            271,359                   286,953                  141,005
    Class C............................................             35,516                    76,852                   13,769
    Class R............................................            325,110                   278,958                   42,510
  Shares issued in reinvestment of dividends and distributions:
    Class A   .........................................            376,494                   523,995                  123,025
    Class B   .........................................             64,567                    59,285                   37,112
    Class C............................................              1,090                     1,391                      566
    Class R............................................             48,484                    29,566                   16,862
  Shares redeemed:
    Class A   .........................................         (2,400,258)               (3,520,760)                (785,856)
    Class B   .........................................           (450,090)                 (554,179)                (257,325)
    Class C............................................             (3,035)                  (35,133)                    (287)
    Class R............................................           (355,336)                 (211,065)                 (80,543)

                                        Net (Decrease)            (859,298)               (1,613,321)                (448,326)



  Periods Ended October 31, 1999:
  Shares sold:
    Class A   .........................................          3,199,473                 5,139,925                  797,412
    Class B   .........................................            887,883                 1,209,279                  267,743
    Class C............................................             25,400                    29,810                   25,128
    Class R............................................            818,782                   617,460                   88,610
  Shares issued in reinvestment of dividends and distributions:
    Class A   .........................................            700,226                 1,093,369                  225,486
    Class B   .........................................            113,809                   117,555                   64,795
    Class C............................................                111                       186                       38
    Class R............................................             75,486                    48,733                   28,583
  Shares redeemed:
    Class A   .........................................         (2,982,198)               (6,419,532)              (1,240,512)
    Class B   .........................................           (552,055)                 (735,814)                (415,445)
    Class C............................................                (47)                      (72)                  --
    Class R............................................           (437,588)                 (326,089)                (114,513)

                               Net Increase (Decrease)           1,849,282                   774,810                 (272,675)



Note 5 -- Capital Share Transactions (Continued)

                                                                    Principal                   Principal
                                                                 Limited Term Bond           Tax-Exempt Bond
                                                                    Fund, Inc.                 Fund, Inc.

  Period Ended April 30, 2000:
  Shares sold:
    Class A   .........................................               476,051                    629,945
    Class B   .........................................                83,551                     44,455
    Class C............................................                10,791                     27,171
    Class R............................................               123,271                      N/A
  Shares issued in reinvestment of dividends and distributions:
    Class A   .........................................                62,110                    402,355
    Class B   .........................................                 7,154                     24,066
    Class C   .........................................                   846                        376
    Class R............................................                 9,885                      N/A
  Shares redeemed:
    Class A   .........................................              (801,829)                (2,158,593)
    Class B   .........................................               (67,629)                  (108,175)
    Class C   .........................................                (2,680)                      (305)
    Class R............................................               (74,164)                     N/A

                                         Net (Decrease)              (172,643)                (1,138,705)



  Periods Ended October 31, 1999:
  Shares sold:
    Class A   .........................................             1,377,645                  2,233,237
    Class B   .........................................               169,744                    185,513
    Class C............................................                36,427                     11,645
    Class R............................................               221,185                      N/A
  Shares issued in reinvestment of dividends and distributions:
    Class A   .........................................               121,669                    542,861
    Class B   .........................................                11,365                     31,252
    Class C   .........................................                   232                         25
    Class R............................................                14,381                      N/A
  Shares redeemed:
    Class A   .........................................            (1,439,398)                (3,056,609)
    Class B   .........................................               (71,330)                  (142,639)
    Class C   .........................................                 --                         --
    Class R............................................               (97,249)                     N/A

                                Net Increase (Decrease)               344,671                   (194,715)

Note 6 -- Line of Credit

The Income Funds participate with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the funds to borrow up to $75,000,000 collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .09% on the average unused portion of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each quarter. At April 30, 2000, the Principal Bond Fund, Inc. had an outstanding borrowing of $185,000 at an annual rate of 6.63%. No other Income Funds had outstanding borrowings at April 30, 2000 under the line of credit.

SCHEDULES OF INVESTMENTS


INCOME FUNDS

PRINCIPAL BOND FUND, INC.

                                                        Principal
                                                          Amount         Value

Bonds (94.16%)

Air Transportation, Scheduled (4.75%)
   Continental Airlines Pass-Through
     Cert., Series 1999-2, Class A-1;
     7.26%; 9/15/2021                                  $2,976,158    $ 2,856,041
   Federal Express Corp. 1994
     Pass-Through Cert., Series A310-A3;
     8.40%; 3/23/2010                                   1,500,000      1,475,175
   Federal Express Corp. Pass-Through
     Cert.; 7.58%; 7/2/2019                             1,000,000        957,620
   Northwest Airlines Corp. Corporate Bond;
     7.58%; 3/1/2019                                    1,989,683      1,888,149
   Northwest Airlines Pass-Through Cert.,
     Series 1999-1, Class 1A;
     6.81%; 2/1/2020                                      985,006        897,705

                                                                       8,074,690
Beverages (1.17%)
   Joseph E. Seagram & Sons
     Guaranteed Debentures;
     8.38%; 2/15/2007                                   1,000,000        990,108
     8.88%; 9/15/2011                                   1,000,000      1,006,644

                                                                       1,996,752
Cable & Other Pay TV Services (1.98%)
   Cox Communications, Inc. Notes;
     7.75%; 8/15/2006                                   1,500,000      1,471,830
   CSC Holdings, Inc. Debentures;
     8.13%; 8/15/2009                                   2,000,000      1,888,958

                                                                       3,360,788
Cash Grains (1.44%)
   Aktiebolaget SKF Senior Notes;
     7.63%; 7/15/2003                                   2,500,000      2,441,512

Combination Utility Services (2.32%)
   PG Energy, Inc. First Mortgage
     Bonds; 8.38%; 12/1/2002                              500,000        504,386
   Puget Sound Power & Light Co.
     1st Mortgage Medium-Term Notes,
     Series A; 7.75%; 2/1/2007                          3,500,000      3,448,882

                                                                       3,953,268
Computer & Data Processing
Services (2.92%)
   Comdisco, Inc.
     Medium-Term Notes; 6.65%; 11/13/2001               2,000,000      1,960,188
     Notes; 6.00%; 1/30/2002                            3,100,000      2,999,393

                                                                       4,959,581
Computer & Office Equipment (3.17%)
   International Game Technology
     Senior Notes; 8.38%; 5/15/2009                     3,000,000(a)   2,775,000
   Seagate Technology, Inc. Senior Notes;
     7.37%; 3/1/2007                                    3,000,000      2,619,594

                                                                       5,394,594
Construction & Related
Machinery (0.65%)
   Caterpillar, Inc. Global Debentures;
     9.38%; 8/15/2011                                  $1,000,000    $ 1,115,110

Credit Reporting & Collection  (2.92%)
   Orix Credit Alliance Short-Term Notes;
     7.00%; 3/15/2001                                   5,000,000(a)   4,963,005

Crude Petroleum & Natural Gas (1.37%)
   Louis Dreyfus Natural Gas Corp.
     Senior Notes; 6.88%; 12/1/2007                     2,000,000      1,811,824
   Occidental Petroleum Corp.
     Medium-Term Notes;
     9.73%; 6/15/2001                                     500,000        508,837

                                                                       2,320,661
Electric Services (11.47%)
   AES Ironwood LLC Senior Secured
     Bonds; 8.88%; 11/30/2025                           4,000,000(a)   3,898,720
   Calpine Corp. Notes; 7.75%; 4/15/2009                3,000,000      2,790,000
   CE Generation LLC Senior Secured
     Notes; 7.42%; 12/15/2018                           2,000,000      1,809,860
   Central Vermont Public Services
     Corporate Bonds;
     8.13%; 8/1/2004                                    3,000,000      2,861,217
   East Coast Power, LLC Senior Secured
     Notes; 7.54%; 6/30/2017                            3,000,000      2,665,380
   Osprey Trust/Osprey I, Inc. Senior
     Secured Notes; 8.31%; 1/15/2003                    4,500,000(a)   4,480,483
   Toledo Edison Co. Debentures;
     8.70%; 9/1/2002                                    1,000,000        995,046

                                                                      19,500,706
Engines & Turbines (0.52%)
   Brunswick Corp. Debentures;
     7.38%; 9/1/2023                                    1,000,000        891,577

Fabricated Rubber Products, NEC (0.91%)
   M. A. Hanna Co. Senior Notes;
     9.38%; 9/15/2003                                   1,500,000      1,551,048

Farm & Garden Machinery (0.53%)
   Case Corp. Notes; 7.25%; 1/15/2016                   1,000,000        896,088

Funeral Service & Crematories (0.87%)
   Service Corp. International Notes;
     6.00%; 12/15/2005                                  2,500,000      1,475,000

General Government, NEC (0.56%)
   Mexican United States Corporate Bond;
     8.63%; 3/12/2008                                   1,000,000        953,500

Gold & Silver Ores (0.67%)
   Placer Dome, Inc. Notes;
      7.13%; 6/15/2007                                  1,250,000      1,131,567

Grain Mill Products (0.58%)
   Ralston Purina Co. Debentures;
      7.75%; 10/1/2015                                  1,000,000        985,910

Grocery Stores (2.58%)
   American Stores Co. Bonds;
     8.00%; 6/1/2026                                   $2,500,000    $ 2,456,540
   Food Lion, Inc.
     Medium-Term Notes;
     8.67%; 8/28/2006                                   1,000,000      1,001,964
     Notes; 7.55%; 4/15/2007                            1,000,000        927,887

                                                                       4,386,391
Heavy Construction, Except
Highway (1.35%)
   Mastec, Inc. Senior Subordinated Notes;
     7.75%; 2/1/2008                                    2,500,000      2,300,000

Highway & Street Construction (1.23%)
   Foster Wheeler Corp. Notes;
     6.75%; 11/15/2005                                  2,500,000      2,095,730

Hotel & Motels (2.24%)
   Marriott International, Inc. Notes;
     6.63%; 11/15/2003                                  4,000,000      3,807,444

Industrial Inorganic Chemicals (2.28%)
   Equistar Chemicals LP Senior Notes;
     8.75%; 2/15/2009                                   4,000,000      3,870,148

Machinery, Equipment &
Supplies (0.14%)
   AAR Corp. Notes; 7.25%; 10/15/2003                     250,000        242,094

Medical Service & Health
Insurance (1.71%)
   Conseco, Inc. Notes; 8.75%; 2/9/2004                 5,000,000      2,900,000

Millwork, Plywood & Structural
Members (0.37%)
   Georgia-Pacific Corp.
     Debentures; 9.50%; 12/1/2011                         600,000        635,953

Miscellaneous Amusement, Recreation
 Service (1.46%)
   Park Place Entertainment Corp. Senior
     Subordinated Notes; 9.38%; 2/15/2007               2,500,000(a)   2,475,000
Miscellaneous Investing (2.55%)
   BRE Properties, Inc. Notes;
     7.20%; 6/15/2007                                   2,000,000      1,803,838
   First Industrial LP Medium-Term
     Notes; 7.00%; 12/1/2006                            1,500,000      1,336,656
   Weingarten Realty Investors
     Medium-Term Notes;
     7.29%; 5/23/2005                                   1,250,000      1,189,802

                                                                       4,330,296
Miscellaneous Metal Ores (0.39%)
   Cyprus Minerals Co. Notes;
     10.13%; 4/1/2002                                     650,000        669,952

Mortgage Bankers & Brokers (1.08%)
   Chase Commercial Mortgage Securities
     Corp. Class C Notes;
     6.60%; 12/19/2007                                 $2,000,000    $ 1,841,583

Motor Vehicles & Equipment (1.19%)
   Ford Motor Co. Debentures;
     7.50%; 8/1/2026                                    1,000,000        936,641
     8.90%; 1/15/2032                                   1,000,000      1,080,321

                                                                       2,016,962
Natural Gas Liquids (1.08%)
   Enron Corp. Corporate Bonds;
     7.38%; 5/15/2019                                   2,000,000      1,837,882

Newspapers (1.69%)
   United News & Media PLC Notes;
     7.75%; 7/1/2009                                    3,000,000      2,868,261

Oil & Gas Field Services (1.40%)
   Petroleum Geo-Services ASA Notes;
     7.50%; 3/31/2007                                   2,500,000      2,387,082

Operative Builders (1.30%)
   Pulte Corp.
     Senior Notes; 8.38%; 8/15/2004                       500,000        490,604
     Notes; 7.63%; 10/15/2017                           2,000,000      1,711,460

                                                                       2,202,064
Paper & Paper Products (1.65%)
   Boise Cascade Office Products Corp.
     Notes; 7.05%; 5/15/2005                            3,000,000      2,805,324

Paper Mills (2.61%)
   Bowater, Inc. Debentures;
     9.50%; 10/15/2012                                  1,000,000      1,070,070
     9.38%; 12/15/2021                                  1,500,000      1,598,969
   Champion International Corp.
     Notes; 9.88%; 6/1/2000                               750,000        751,272
   Chesapeake Corp. Notes;
     9.88%; 5/1/2003                                    1,000,000      1,015,966

                                                                       4,436,277
Paperboard Mills (0.95%)
   Federal Paper Board Co., Inc.
     Debentures; 8.88%; 7/1/2012                        1,500,000      1,621,550

Petroleum Refining (4.68%)
   Ashland Oil, Inc. Medium-Term Notes;
     7.71%; 5/11/2007                                     500,000        484,355
     7.72%; 7/15/2013                                   1,000,000        958,318
     7.73%; 7/15/2013                                     750,000        719,336
   Mapco, Inc. Medium-Term Notes;
     8.48%; 8/5/2013                                    1,000,000      1,024,473
   Sun Co., Inc.
     Debentures; 9.00%; 11/1/2024                       2,000,000      2,093,368
     Notes; 7.13%; 3/15/2004                              300,000        290,821
   Tosco Corp. Notes; 7.25%; 1/1/2007                   2,500,000      2,376,902

                                                                       7,947,573
Plumbing & Heating, Except
Electric (1.08%)
   Masco Corp. Debentures;
     7.13%; 8/15/2013                                  $2,000,000   $ 1,833,956

Public Building & Related
Furniture (1.08%)
   Lear Corp. Senior Notes;
     7.96%; 5/15/2005                                   2,000,000      1,839,086

Pulp Mills (1.57%)
   ITT Rayonier, Inc. Notes;
     7.50%; 10/15/2002                                  1,875,000      1,863,283
   International Paper Co.
     Medium-Term Notes;
     9.70%; 8/15/2000                                     800,000        805,182

                                                                       2,668,465
Railroads (1.87%)
   Union Pacific Corp.
     Debentures; 7.00%; 2/1/2016                        2,500,000      2,237,603
     Notes; 7.25%; 11/1/2008                            1,000,000        938,571

                                                                       3,176,174
Real Estate Operators & Lessors (0.69%)
   First Industrial, L.P. Notes;
     7.60%; 5/15/2007                                   1,250,000      1,170,341

Rental of Railroad Cars (1.45%)
   GATX Capital Corp. Medium-Term Notes;
     Series B; 9.50%; 1/10/2002                         1,500,000      1,527,045
     Series C; 6.86%; 10/13/2005                        1,000,000        932,919

                                                                       2,459,964
Residential Building Construction (3.17%)
   D.R. Horton, Inc. Senior Notes;
     8.00%; 2/1/2009                                    3,000,000      2,535,000
   Southern Energy, Inc. Senior Notes;
     7.90%; 7/15/2009                                   3,000,000(a)   2,845,638

                                                                       5,380,638
Sanitary Services (0.44%)
   Laidlaw, Inc.
     Senior Notes; 7.87%; 4/15/2005                       750,000        288,750
     Notes; 7.70%; 8/15/2002                            1,000,000        460,000

                                                                         748,750
Search & Navigation Equipment (0.47%)
   Raytheon Co. Notes; 6.40%; 12/15/2018                1,000,000        801,100

Security Brokers & Dealers (1.99%)
   Lehman Brothers, Inc. Senior
     Subordinated Notes;
     7.38%; 1/15/2007                                  3,545,000       3,381,604

Telephone Communication (6.97%)
   Global Crossing Holdings Ltd. Senior
     Notes; 9.13%; 11/15/2006                          $2,500,000(a)  $2,425,000
   Sprint Capital Corp.
     Global Bonds; 6.88%; 11/15/2028                    7,000,000      6,067,110
     Notes; 6.90%; 5/1/2019                             1,000,000        890,877
   Vodafone Airtouch PLC
     Unsubordinated Notes;
     7.75%; 2/15/2010                                   2,500,000(a)   2,461,268

                                                                      11,844,255
Variety Stores (0.65%)
   Dayton-Hudson Corp. Debentures;
     9.25%; 8/15/2011                                   1,000,000      1,111,503

                                                      Total Bonds    160,058,759

Asset-Backed Securities (3.32%)

Investment Offices (1.61%)
   Morgan Stanley Capital I, Inc. Comml
     Mtg Pass-Through Cert., Series 99-WF1
     CL C; 6.54%; 10/15/2008                            3,000,000      2,738,730

Security Brokers & Dealers (1.71%)
   Merrill Lynch Mortgage Investors, Inc.
     Collateralized Mortgage-Backed
     Security, Series 95-C3, 7.37%*
     Class C; 12/26/2025                                3,000,000      2,912,400

                                     Total Asset-Backed Securities     5,651,130

                              Total Portfolio Investments (97.48%)   165,709,889

Cash, receivables and other assets,
   net of  liabilities (2.52%)                                         4,283,155

                                        Total Net Assets (100.00%)  $169,993,044


(a)  Restricted security - See Note 4 to the financial statements.
*    Variable rate (monthly)

PRINCIPAL GOVERNMENT SECURITIES INCOME
FUND, INC.


         Description of Issue                           Principal
   Type     Rate         Maturity                         Amount         Value

Government National Mortgage Association (GNMA)
Certificates (97.87%)

GNMA I     5.50%  12/15/2013-3/15/2014                 $4,096,257    $ 3,757,266
GNMA I     6.00   10/15/2023-4/15/2024                 12,307,737     11,279,179
GNMA I     6.50   7/15/2008-1/15/2029                  72,848,601     68,565,151
GNMA I     7.00   10/15/2022-4/15/2029                 71,422,476     68,884,056
GNMA I     7.25   9/15/2025-10/15/2025                  2,621,442      2,551,882
GNMA I     7.50   4/15/2017-10/15/2027                 27,407,744     27,032,938
GNMA I     8.00   8/15/2016-2/15/2022                   6,558,703      6,629,363
GNMA II    5.50   7/20/2014                               993,671        851,060
GNMA II    6.00   1/20/2024-7/20/2029                  56,247,592     51,015,449
GNMA II    6.50   3/20/2024-3/20/2027                  10,901,837     10,191,516

                                          Total GNMA Certificates    250,757,860

                                                        Principal
                                                          Amount         Value

Federal Agency Short-Term Obligation (1.66%)

   Investment in Joint Trade Account,
     Federal Home Loan Mortgage Corp.;
     5.88%; 5/1/2000                                   $4,261,698    $ 4,260,306

                             Total Portfolio Investments (99.53%)    255,018,166

Cash, receivables and other assets,
   net of liabilities (0.47%)                                          1,198,986

                                       Total Net Assets (100.00%)   $256,217,152


PRINCIPAL HIGH YIELD FUND, INC.

                                                        Principal
                                                          Amount         Value

Bonds (91.91%)

Advertising (4.30%)
   Lamar Media Corp.
     Senior Subordinated Notes;
     9.63%; 12/1/2006                                  $1,500,000     $1,488,750

Blast Furnace & Basic Steel
Products (1.98%)
   AK Steel Corp. Senior Notes;
     7.88%; 2/15/2009                                     750,000        686,250

Communications Equipment (5.43%)
   Century Communications Corp.
     Senior Discount Notes;
     1/15/2008                                         $1,500,000(b) $   626,250
   Williams Communication Group, Inc.
     Senior Notes; 10.88%; 10/1/2009                    1,250,000      1,256,250

                                                                       1,882,500
Communications Services, NEC (6.35%)
   Charter Communications Holdings, LLC
     Senior   Notes;   11.75%; 1/15/2010                1,500,000(a)     825,000
   Level 3 Communications, Inc.
     Senior Notes; 9.13%; 5/1/2008                        600,000        522,000
     Senior Discount Notes; 3/15/2010                   1,650,000(a)(b)  853,875

                                                                       2,200,875
Computer & Data Processing
Services (3.80%)
   Globix Corp. Senior Notes;
     12.50%; 2/1/2010                                     750,000(a)     660,000
   PSINet, Inc. Senior Notes;
     10.50%; 12/1/2006                                    750,000        658,125

                                                                       1,318,125
Computer & Office Equipment (1.91%)
   International Game Technology Senior
     Notes; 7.88%; 5/15/2004                              700,000        663,250

Crude Petroleum & Natural Gas (4.24%)
   Chesapeake Energy Corp. Senior
     Notes, Series A; 9.63%; 5/1/2005                     750,000        720,000
   Louis Dreyfus Natural Gas Co. Senior
     Subordinated Notes; 9.25%; 6/15/2004                 750,000        751,706

                                                                       1,471,706
Eating & Drinking Places (2.36%)
   Foodmaker, Inc. Senior Subordinated
     Notes; 8.38%; 4/15/2008                              900,000        816,750

Electric Services (4.75%)
   AES Corp. Senior Notes;
     9.50%; 6/1/2009                                      750,000        735,000
   York Power Funding Ltd. Senior Secured
     Bonds; 12.00%; 10/30/2007                            900,000(a)     909,000

                                                                       1,644,000
Funeral Service & Crematories (2.64%)
   Service Corp. International Notes;
     7.38%; 4/15/2004                                   1,500,000        915,000

Grocery Stores (1.88%)
   Marsh Supermarkets, Inc. Senior
     Subordinated Notes;
     8.88%; 8/1/2007                                      700,000        651,000

Heavy Construction, Except
Highway (4.78%)
   Mastec, Inc. Senior Subordinated
     Notes; 7.75%; 2/1/2008                             1,800,000      1,656,000

Hotels & Motels (5.58%)
   HMH Properties, Inc. Senior Notes;
     7.88%; 8/1/2005                                    $ 750,000     $  675,000
     7.88%; 8/1/2008                                      750,000        648,750
   John Q. Hammons Hotels, LP &
     Finance Corp. First Mortgage
     Notes; 8.88%; 2/15/2004                              700,000        609,000

                                                                       1,932,750
Miscellaneous Amusement, Recreation
Service (4.22%)
   Park Place Entertainment Corp. Senior
     Subordinated Notes;
     8.88%; 12/1/2008                                     750,000(a)     742,500
   Station Casinos, Inc. Senior
     Subordinated Notes;
     8.88%; 12/1/2008                                     750,000        720,000

                                                                       1,462,500

Personal Credit Institutions (5.43%)
   Mercury Financial Services Corp.
     Senior Notes; 10.00%; 3/23/2001                    1,500,000(a)   1,410,000
  MacSaver Financial Services, Inc.
     Notes; 7.60%; 8/1/2007                               800,000        472,000

                                                                       1,882,000
Petroleum Refining (1.59%)
   Crown Central Petroleum Corp.
     Senior Notes; 10.88%; 2/1/2005                       700,000        549,500

Public Building & Related
Furniture (1.93%)
   Lear Corp. Senior Notes;
     8.11%; 5/15/2009                                     750,000        668,689

Radio & Television Broadcasting (2.36%)
   Antenna TV S.A. Senior Notes;
     9.00%; 8/1/2007                                      900,000        816,750

Residential Building Construction (1.83%)
   D.R. Horton, Inc. Senior Notes;
     8.00%; 2/1/2009                                      750,000        633,750

Telephone Communication (18.92%)
   Clearnet Communications, Inc. Step-up*
      Senior Discount Notes; 12/15/2005                   750,000(b)     761,250
   Covad Communications Group, Inc.
     Senior Notes; 12.00%; 2/15/2010                    1,500,000(a)   1,410,000
   Global Crosing Holdings Ltd.
     Senior Notes; 9.13%; 11/15/2006                      500,000(a)     485,000
   Intermedia Communications, Inc. Senior
     Notes; 8.50%; 1/15/2008                              800,000        728,000
   NEXTLINK Communications, Inc.
     Senior Notes; 10.75%; 6/1/2009                       800,000        786,000
     10.50%; 12/1/2009                                    700,000(a)     675,500
   Rogers Cantel, Inc. Senior Secured
     Debentures; 9.75%; 6/1/2016                          700,000        752,500
   Winstar Communications, Inc. Senior
     Notes; 12.75% 4/15/2010                            1,000,000(a)     955,000

                                                                       6,553,250
Water Supply (1.99%)
   CE Casecnan Water & Energy Co., Inc.
     Senior Notes; 11.45%; 11/15/2005                   $ 750,000(a)  $  689,404

Water Transportation of Freight,
NEC (3.64%)
   Cenargo International PLC First
     Mortgage Notes; 9.75% 6/15/2008                    1,500,000      1,260,000

                                                      Total Bonds     31,842,799


                                                          Shares
                                                           Held          Value


 Common Stocks (0.00%)

Communications Equipment (0.00%)
   FWT, Inc.                                               14,933(c) $         0

Computer & Data Processing (0.00%)
   DecisionOne Corp. - Common                               3,500(c)           0
   DecisionOne Corp. - Warrants
     Class A                                                2,054(c)           0
     Class B                                                3,540(c)           0
     Class C                                                2,100(c)           0

                                              Total Common Stocks              0

Preferred Stocks (0.23%)

Communication Equipment (0.22%)
   FWT, Inc.                                              149,333(c)      74,666

Fuel Dealers (0.01%)
   Star Gas Partners LP                                       308          4,312

                                           Total Preferred Stocks         78,978


                                                        Principal
                                                          Amount         Value


Commercial Paper (1.08%)

Personal Credit Institutions (1.08%)
   Investment in Joint Trade Account,
     Associates First Capital Corp.;
     6.04%; 5/1/2000                                    $ 375,000     $  375,486


                             Total Portfolio Investments (93.22%)     32,297,263

Cash, receivables and other assets,
   net of  liabilities (6.78%)                                         2,346,739

                      Total Net Assets (100.00%)                     $34,644,002


(a)  Restricted security - See Note 4 to the financial statements.
(b)  Non-income producing security - Zero-step coupon bond.
(c)  Non-income producing security - No dividends paid during the period.
*    Variable rate (monthly).


PRINCIPAL LIMITED TERM BOND FUND, INC.


                                                        Principal
                                                          Amount         Value


Bonds (48.92%)

Department Stores (7.87%)
   Dillards, Inc. Notes;
     6.43%; 8/1/2004                                    $ 490,000     $  431,624
   J.C. Penney Co., Inc. Notes;
     9.05%; 3/1/2001                                    1,505,000      1,475,186
   Sears Roebuck Acceptance Corp.
     Medium-Term Notes, Series II;
     6.69%; 8/13/2001                                     450,000        444,620
   Sears Roebuck Co. Medium-Term
     Notes; 6.46%; 5/12/2000                              100,000         99,993

                                                                       2,451,423
Federal & Federally Sponsored
Credit (0.40%)
   Federal Home Loan Mortgage
     Corp. Debentures;
     6.57%; 2/27/2007                                     130,000        124,664

Funeral Services & Crematories (4.65%)
   Service Corp. International Notes;
     6.38%; 10/1/2000                                   1,500,000      1,447,500

General Industrial Machinery (3.18%)
   Timken Co. Medium-Term Notes;
     7.30%; 8/13/2002                                  $1,000,000        991,288

Medical Service & Health
Insurance (4.56%)
   Aetna Services, Inc. Notes;
     6.38%; 8/15/2003                                   1,500,000      1,419,548

Mortgage Bankers & Brokers (2.72%)
   Countrywide Funding Corp.
     Medium-Term Notes;
     6.05%; 3/1/2001                                      860,000        849,201

Motor Vehicles & Equipment (1.64%)
   General Motors Corp. Medium-Term
     Notes; 9.20%; 7/2/2001                               500,000        510,564

Paper Mills (3.17%)
   International Paper Co. Notes;
     7.00%; 6/1/2001                                    1,000,000        987,630

Paperboard Mills (4.86%)
   Temple-Inland, Inc. Notes;
     9.00%; 5/1/2001                                    1,500,000      1,514,685

Personal Credit Institutions (4.37%)
   Ford Motor Credit Co. Notes;
     7.50%; 1/15/2003                                   1,367,000      1,360,467

Security Brokers & Dealers (9.35%)
   Lehman Brothers, Inc. Senior
     Subordinated Notes;
     7.25%; 4/15/2003                                  $1,500,000     $1,469,959
   Merrill Lynch & Co., Inc. Notes;
     6.55%; 8/1/2004                                    1,500,000      1,441,782

                                                                       2,911,741
Telephone Communication (2.15%)
   Nynex Capital Funding Medium-Term
     Notes, Series A; 9.40%; 6/1/2000                     670,000        671,668


                                                      Total Bonds     15,240,379


       Description of Issue                             Principal
  Type        Rate       Maturity                         Amount        Value

Federal Home Loan Mortgage Corporation (FHLMC)
Certificates (7.41%)

FHLMC      7.00%  3/1/2028-12/1/2022                    $ 983,556     $  944,590
FHLMC      7.25   12/1/2007                               293,648        292,870
FHLMC      7.50   12/1/2009                               498,827        488,805
FHLMC      8.00   12/1/2011-10/1/2022                     356,784        356,019
FHLMC      8.25   1/1/2012                                 38,517         38,892
FHLMC      9.00   9/1/2009                                179,323        185,819

                                         Total FHLMC Certificates      2,306,995

Federal National Mortgage Association (FNMA)
Certificates (9.67%)

FNMA       6.00   7/1/2028                                956,086        866,880
FNMA       7.50   10/1/2009                             1,483,293      1,452,621
FNMA       8.00   10/1/2006-5/1/2027                      262,660        263,201
FNMA       8.50   5/1/2022                                273,011        277,827
FNMA       9.00   2/1/2025                                146,765        151,310

                                          Total FNMA Certificates      3,011,839

Government National Mortgage Association (GNMA)
Certificates (7.36%)

GNMA I     6.50   6/15/2028-9/15/2028                   1,820,660      1,707,990
GNMA I     9.00   7/15/2017                                24,470         25,434
GNMA II    6.00   7/20/2028                               456,562        413,091
GNMA II    8.00   1/20/2016                               145,639        146,347

                                          Total GNMA Certificates      2,292,862


                                                        Principal
                                                          Amount         Value

Asset-Backed Securities (23.70%)

Mortgage Pass-Through Securities (23.70%)
   DLJ Commercial Mortgage Corp.
     Class A1A,
     Series 1998-CF1; 6.14%; 10/15/2006                 $ 595,541     $  566,612
     Series 1999-CG1; 6.08%; 7/10/2008                  1,408,815      1,321,975
   GMAC Commercial Mortgage Securities,
     Inc., Series 1998-C2 CL C;
     6.50%; 8/15/2008                                   1,000,000        911,650
   J.P. Morgan Commercial Mortgage
     Finance Corp., Series 97-C5,
     Class A-2; 7.06%; 9/15/2029                        1,445,000      1,410,989
   LB Commercial Conduit Mortgage Trust,
     Series 1999-C1 CL A1;
     6.41%; 8/15/07                                     1,274,694      1,214,279
   Lehman Large Loan, Class A1,
     Series 1997-LLI; 6.79%; 6/12/2004                  1,434,314      1,408,770
   Prudential Securities Secured Financing
     Corp., Series 1998-C1,
     Class A1A1; 6.11%; 11/15/2002                        146,724        144,919
   Salomon Brothers Mortgage SEC VII,
     Class A2, Series 1996-C1;
     6.78%; 1/20/28                                       262,178        257,108
   Union Acceptance Corp. 1996-B Auto
     Trust, Class A; 6.45%; 7/8/2003                      148,067        147,616

                                    Total Asset-Backed Securities      7,383,918

Commercial Paper (0.78%)

Personal Credit Institutions (0.78%)
   Investment in Joint Trade Account,
     Associates First Corp.;
     6.04%; 5/1/2000                                      244,210        244,210

                             Total Portfolio Investments (97.84%)     30,480,203

Cash, receivables and other assets,
   net of liabilities (2.16%)                                            671,942

                                       Total Net Assets (100.00%)    $31,152,145


PRINCIPAL TAX-EXEMPT BOND FUND, INC.


                                                        Principal
                                                          Amount         Value


Long-Term Tax-Exempt Bonds (97.57%)

Alabama (0.47%)
   Phenix County, Alabama IDB
     Environmental Improvement Rev.
     Bonds, Mead Coated Board, Inc.,
     Series B; 5.25%; 4/1/2028                         $1,000,000    $   850,000

Arkansas (2.64%)
   City of Blytheville, Arkansas Solid Waste
     Recycling & Sewer Treatment Rev.
     Bonds, Nucor Corp. Project,
     Series 1992; 6.90%; 12/1/2021                      4,610,000      4,771,350

California (3.07%)
   California Pollution Control Funding
     Authority Pollution Control Rev. Ref.
     Bonds for San Diego Gas & Electric,
     Series A; 5.90%; 6/1/2014                          1,000,000      1,041,250
   California Pollution Control Funding
     Authority Rev. Bonds, Atlantic
     Richfield Co. Project; 5.00%; 4/1/2008             2,500,000      2,478,125
   City of Upland, California San Antonio
     Comm. Hospital Cert. of Participation;
     5.25%; 1/1/2004                                    2,080,000      2,043,600

                                                                       5,562,975
Colorado (2.80%)
   City & County of Denver, Colorado
     Airport System Rev. Bonds,
     Series 1991D; 7.75%; 11/15/2013                    3,185,000      3,650,806
   Colorado Health Fac. Authority Rev.
     Bonds for Sisters of Charity
     Healthcare Systems, Series 1994;
     5.25%; 5/15/2014                                   1,500,000      1,411,875

                                                                       5,062,681
Florida (0.56%)
   Nassau County, Florida Pollution
     Control Ref. Bonds for ITT
     Rayonier, Inc. Project;
     6.10%; 6/1/2005                                    1,000,000      1,007,500

Georgia (2.59%)
   Effingham County, Georgia Dev.
     Authority Waste Disposal Rev. for
     Fort James Project; 5.63%; 7/1/2018                3,000,000      2,707,500
   Fulco, Georgia Hospital Authority Rev.
     Anticipation Cert. for St. Joseph's
     Hospital of Atlanta, Inc.;
     5.50%; 10/1/2014                                   2,000,000      1,975,000

                                                                       4,682,500
Illinois (16.51%)
   Chicago, Illinois Midway Airport Rev.
     Bonds, Series A, MBIA Insured;
     5.50%; 1/1/2011                                   $1,500,000    $ 1,513,125
     5.50%; 1/1/2013                                      500,000        496,875
   Chicago, Illinois O'Hare International
     Airport Special Fac. Rev. Bonds for
     American Airlines, Inc. Project A;
     7.88%; 11/1/2025                                   3,010,000      3,090,488
   Chicago, Illinois O'Hare International
     Airport Special Fac. Rev. Bonds for
     Lufthansa German Airlines Project;
     7.13%; 5/1/2018                                    1,000,000      1,036,630
   Chicago, Illinois O'Hare International
     Airport Special Fac. Rev. Bonds for
     United Airlines Project, Series A;
     5.35%; 9/1/2016                                    5,000,000      4,350,000
   City of Chicago, Illinois Adj. Rate Gas
     Supply Rev. Bonds,
     Peoples Gas Light & Coke Project,
     Series 1985A;
     6.88%; 3/1/2015                                    2,800,000      2,940,000
   Illinois Development Finance Authority
     Solid Waste Disposal Waste
     Management, Inc; 5.05%; 1/1/2010                   3,750,000      3,159,375
   Illinois Health Fac. Authority Advocate
     Health Care Network, Series B;
     5.25%; 8/15/2018                                   2,910,000      2,509,875
   Illinois Health Fac. Authority Ref. Rev.
     Bonds for OSF Healthcare System;
     5.75%; 11/15/2007                                  1,000,000        983,750
   Illinois Health Fac. Authority Rev. Bonds,
     Northwestern Memorial Hospital,
     Series 1994A;
     5.60%; 8/15/2006                                     500,000        502,500
     5.75%; 8/15/2008                                     615,000        617,306
     5.80%; 8/15/2009                                     840,000        841,050
     6.10%; 8/15/2014                                   1,000,000      1,000,000
   Illinois Health Fac. Authority Rev.
     Bonds for Sarah Bush Lincoln
     Health Center;
     Series 1992; 7.25%; 5/15/2002                      2,950,000      3,141,750
     Series 1996B; 6.00%; 2/15/2011                     1,000,000        973,750
     Series 1996B; 5.50%; 2/15/2016                     1,000,000        867,500
   Illinois Health Fac. Authority Rev.
     Bonds for South Suburban Hospital,
     Series 1992;
     7.00%; 2/15/2009                                     305,000        328,256
     7.00%; 2/15/2018                                     720,000        810,900
   Illinois Health Fac. Authority Rev. Ref.
     Bonds for Advocate Healthcare,
     Series A; 6.75%; 4/15/2012                           680,000        716,550

                                                                      29,879,680
Indiana (8.15%)
   City of Petersburg, Indiana Pollution
     Control Rev. Bonds for Indianapolis
     Power & Light Co. Project,
     Series 1993A; 6.10%; 1/1/2016                      4,000,000      4,140,000
   Indiana Health Fac. Financing Authority
     Hospital Rev. Bonds, Clarian Health
     Partners, Inc.; 5.50%; 2/15/2009                  $2,520,000    $ 2,460,150
   Indiana Health Fac. Financing
     Authority Hospital Rev. Ref. Bonds,
     Schneck Memorial Hospital,
     Series 1998;
     4.70%; 2/15/2006                                     500,000        458,125
     5.13%; 2/15/2017                                     500,000        391,875
   Indianapolis, Indiana Airport Authority
     Special Fac. Rev. Bonds, Federal
     Express Corp.; 7.10%; 1/15/2017                    2,000,000      2,052,500
   Lawrenceburg, Indiana Pollution
     Control Rev. Ref. Bonds, Indiana
     Michigan Power Co. Project,
     Series D; 7.00%; 4/1/2015                          1,000,000      1,031,250
     Series E; 5.90%; 11/1/2019                         3,220,000      3,059,000
   Warrick County, Indiana
     Environmental Improvement Rev.
     Bonds, Southern Indiana Gas &
     Electric, Series 1993B;
     6.00%; 5/1/2023                                    1,190,000      1,160,250

                                                                      14,753,150
Iowa (3.22%)
   City of Muscatine, Iowa Electric Rev.
     Ref. Bonds, Series 1986;
     6.00%; 1/1/2006                                      150,000        150,144
     5.00%; 1/1/2007                                    1,575,000      1,545,469
   Eddyville, Iowa IDR Ref. Bonds,
     Cargill, Inc. Project; 5.63%; 12/1/2013            1,000,000(a)     972,500
   Iowa Finance Authority Hospital Fac.
     Ref. Rev. Bonds for Jennie
     Edmundson Memorial Hospital;
     7.40%; 11/1/2006                                     550,000        580,937
   Iowa Finance Authority Hospital Fac.
     Ref. Rev. Bonds, Iowa Health Systems,
     Series A, MBIA Insured;
     5.13%; 1/1/2028                                    3,000,000      2,583,750

                                                                       5,832,800
Kentucky (0.99%)
   City of Ashland, Kentucky Sewage
     and Solid Waste Rev. Bonds for
     Ashland, Inc. Project, Series 1995;
     7.13%; 2/1/2022                                      750,000        777,188
   City of Ashland, Kentucky Solid
     Waste Rev. Bonds for Ashland
     Oil, Inc. Project, Series 1991;
     7.20%; 10/1/2020                                   1,000,000      1,017,500

                                                                       1,794,688
Louisiana (1.11%)
   St. Charles Parish, Louisiana Pollution
     Control Rev. Bonds for Louisiana
     Power & Light Co. Project;
      7.50%; 6/1/2021                                   1,950,000      2,017,373

Michigan (3.03%)
   Detroit, Michigan LOC Dev. Financing
     Authority Ref. Bonds for Chrysler
     Corp., Senior Series A;
     5.20%; 5/1/2010                                   $1,700,000    $ 1,629,875
   Michigan State Hospital Financing
     Authority Hospital Rev. Bonds for
     Detroit Medical Center, Obligated-A;
     5.25%; 8/15/2028                                   1,500,000      1,040,625
   Michigan State Hospital Financing
     Authority Hospital Rev. Bonds for
     Detroit Medical Center, Series 1993B;
     5.75%; 8/15/2013                                     600,000        503,250
     5.50%; 8/15/2023                                   2,000,000      1,500,000
   Michigan State Hospital Financing
     Authority Rev. Ref. Bonds,
     Daughters of Charity National Health
     System; 5.50%; 11/1/2005                             790,000        797,900

                                                                       5,471,650
Minnesota (0.77%)
   City of Bass Brook, Minnesota Pollution
     Control Rev. Ref. Bonds for
     Minnesota Power & Light Project;
     6.00%; 7/1/2022                                    1,500,000      1,393,125

Mississippi (0.26%)
   Grenada County, Mississippi Rev. Ref.
     Bonds, Georgia Pacific Corp. Project;
     5.45%; 9/1/2014                                      500,000        461,875

Montana (1.06%)
   Forsyth, Montana Pollution Control
     Rev. Ref. Bonds, Montana Power
     Co., Colstrip Project, Series 1993A;
     6.13%; 5/1/2023                                    2,000,000      1,925,000

Nebraska (0.54%)
   Dawson County, Nebraska Sanitary &
     Improvement General Obligation
     Ref. Bonds; 5.55%; 2/1/2017                        1,000,000        973,750

New Mexico (1.22%)
   City of Lordsburg, New Mexico
     Pollution Control Rev. Bonds
     for Phelps Dodge Corp. Project;
     6.50%; 4/1/2013                                    2,150,000      2,203,750

New York (3.25%)
   Dutchess County, New York Industrial
     Dev. Agency Bonds, IBM Corp.
     Project; 5.45%; 12/1/2029                          6,000,000      5,872,500

North Carolina (1.61%)
   Martin County, North Carolina
     Industrial Fac. & Pollution Control
     Finance Authority Solid Waste
     Rev. Bonds, Weyerhaeuser;
     5.65%; 12/1/2023                                  $1,000,000    $   891,250
     6.80%; 5/1/2024                                    2,000,000      2,020,000

                                                                       2,911,250
North Dakota (1.11%)
   Mercer County, North Dakota
     Pollution Control Rev. Bonds,
     Ottertail Power Co. Project,
     Series 1991; 6.90%; 2/1/2019                       1,950,000      2,016,027

Ohio (4.81%)
   Akron Bath Copley, Ohio JT TWP
     Hospital District Rev. Hospital
     Facilities, Summa Health
     Systems, Series A;
     5.38%; 11/15/2018                                  5,760,000      4,586,400
     5.38%; 11/15/2024                                  1,000,000        772,500
   Lorain County, Ohio Hospital Ref.
     Bonds, Humility Mary Health
     Care, Series A; 5.90%; 12/15/2008                  3,270,000      3,339,487

                                                                       8,698,387
Oklahoma (1.33%)
   Tulsa Industrial Authority Rev. Bonds,
     St. John Medical Center Project,
     Series 1994;
     6.25%; 2/15/2014                                   1,280,000      1,353,600
     6.25%; 2/15/2017                                   1,000,000      1,057,500

                                                                       2,411,100
Rhode Island (1.68%)
   Rhode Island State Industrial Facilities
     Corp. Marine Term Rev. Bonds,
     Mobil Oil Refining;
     6.00%; 11/1/2014                                   2,900,000      3,034,125

South Carolina (5.05%)
   Darlington County, South Carolina
     Pollution Control Rev. Bonds for
     Carolina Power & Light;
     6.60%; 11/1/2010                                   1,000,000      1,051,250
   Greenville Hospital System,
     South Carolina Hospital Fac.
     Rev. Ref. Bonds;  6.00%; 5/1/2020                    230,000        225,113
     Series C; 5.50%; 5/1/2016                          2,500,000      2,321,875
   Oconee County, South Carolina
     Pollution Control Rev. Ref. Bonds,
     Duke Energy Corp. Project, Series
     1993; 5.80%; 4/1/2014                              2,000,000      1,985,000
   York County, South Carolina Exempt
     Fac. Industrial Rev. Bonds for
     Hoechst Celanese Project,
     Series 1994; 5.70%; 1/1/2024                       2,000,000      1,727,500
   York County, South Carolina Pollution
     Control Rev. Bonds, Bowater, Inc.
     Project; 7.63%; 3/1/2006                           1,700,000      1,821,125

                                                                       9,131,863
South Dakota (0.57%)
   Pennington County, South Dakota
     Pollution Control Rev. Ref. Bonds
     for Black Hills Power & Light Co.
     Project; 6.70%; 6/1/2010                          $1,000,000    $ 1,037,500

Tennessee (1.63%)
   County of Louden, Tennessee Industrial
     Development Solid Waste;
     6.20%; 2/1/2023                                    1,950,000      2,950,000

Texas (12.08%)
   Brazos River Authority, Texas Rev.
     Industrial Bonds Project-A Houston
     Industries, Inc.; 5.13%; 5/1/2019                  2,000,000      1,800,000
   Cass County, Texas Industrial
     Dev. Corp. Pollution Control
     Rev. Bonds for International
     Paper Co., Series B;
     5.35%; 4/1/2012                                    3,750,000      3,562,500
   Guadalupe-Blanco River Authority,
     Texas Industrial Dev. Corp.
     Pollution  Control Rev.,
     EI Dupont de Nemours,
     1982 Series A; 6.35%; 7/1/2022                     2,500,000      2,565,625
   Gulf Coast Waste Disposal Authority
     Texas Waste Disposal Rev., Valero
     Energy Corp. Project;
     5.70%; 4/1/2032                                    2,000,000      1,662,500
   IDC Port of Corpus Christi Rev. Ref.
     Bonds, Port Fac. Rev. Bonds,
     Valero Energy Corp.; 5.13%; 4/1/2009               1,000,000        895,000
   IDC Port of Corpus Christi Rev. Ref.
     Bonds, Valero Refining & Marketing
     Co. Project; 5.40%; 4/1/2018                       2,000,000      1,705,000
   Matagorda County, Texas
     Navigational District No. 1 Pollution
     Control Rev. Bonds for Central
     Power & Light Co.;
     6.00%; 7/1/2028                                    1,000,000        942,500
   Milam County, Texas Industrial Dev.
     Corp. Pollution Control Rev. Ref.
     Bonds, Alcoa Project;
     5.65%; 12/1/2012                                   2,000,000      1,980,000
   Red River Authority, Texas Pollution
     Control Rev. Bonds, Hoechst
     Celanese Corp. Project;
     5.20%; 5/1/2007                                    2,825,000      2,676,687
   San Antonio Texas Electric & Gas,
     Series A; 4.50%; 2/1/2021                          3,715,000      3,027,725
   Tarrant County, Texas Health Fac.
     Dev. Corp., Harris Methodist Health
     System Rev. Bonds; 5.90%; 9/1/2006                 1,000,000      1,043,750

                                                                      21,861,287
Virginia (1.99%)
   Bedford County, Virginia Industrial Dev.
     Nekoosa Packing Corp., Georgia
     Pacific; 5.60%; 12/1/2025                          2,500,000      2,181,250
   Chesapeake, Virginia IDA Rev. Ref.
     Bonds for Cargill, Inc. Project;
     5.88%; 3/1/2013                                    1,410,000      1,420,575

                                                                       3,601,825
Washington (2.98%)
   City of Seattle, Washington Municipal
     Light & Power Rev. Bonds;
     1993; 5.10%; 11/1/2005                            $1,950,000    $ 1,947,562
     1994; 6.63%; 7/1/2016                              1,000,000      1,075,000
     5.00%; 7/1/2018                                    1,225,000      1,082,594
     1998; 4.88%; 6/1/2021                              1,500,000      1,284,375

                                                                       5,389,531
West Virginia (7.38%)
   Braxton County, West Virginia Solid
     Waste Disposal Rev. Weyerhaeuser
     Co.; 5.40%; 5/1/2025                               2,000,000      1,722,500
   Marshall County, West Virginia
     Pollution Control Rev. Bonds
     for Ohio Power Co. Project,
     Series C; 6.85%; 6/1/2022                          1,200,000      1,245,000
     Series D; 5.90%; 4/1/2022                          4,500,000      4,455,000
   Pleasants County, West Virgina
     Pollution Control Rev. Bonds
     for Potomac Edison Co.;
     6.15%; 5/1/2015                                    2,000,000      2,027,500
   Putnam County, West Virginia
     Pollution Control Rev. Bonds for
     Appalachian Power Co. Project,
     Series C; 6.60%; 7/1/2019                          3,875,000      3,908,906

                                                                      13,358,906
Wisconsin (3.11%)
   Kaukauna, Wisconsin Pollution
     Control Rev. Ref. Bonds for
     International Paper Co. Project,
     Series A;  5.40%; 5/1/2004                         3,610,000      3,605,488
   Wisconsin Health & Educational
     Fac. Authority Rev. Bonds for
     Franciscan Skemp Medical
     Center, Inc., Series 1995;
     5.88%; 11/15/2010                                  1,000,000      1,006,250
     6.13%; 11/15/2015                                  1,000,000      1,022,500

                                                                       5,634,238

                                 Total Long-Term Tax-Exempt Bonds    176,552,386

Other (0.77%)

   Municipal Fund for Temporary Investment -
     Munifund Provident Institutional Funds             1,400,000      1,400,000


                             Total Portfolio Investments (98.34%)    177,952,386

Cash, receivables and other assets,
   net of liabilities (1.66%)                                          2,990,756

                                       Total Net Assets (100.00%)   $180,943,142


(a)  Restricted security - See Note 4 to the financial statements.

FINANCIAL HIGHLIGHTS
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BOND FUND, INC.(a)
-------------------------
Class A shares                                                 2000*        1999        1998          1997        1996      1995
--------------
Net Asset Value, Beginning of Period                          $10.66       $11.59      $11.44        $11.17      $11.42    $10.27
Income from Investment Operations:
   Net Investment Income(b)..............................        .36          .70         .71           .75         .76       .78
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.51)        (.91)        .16           .33        (.25)     1.16

                        Total from Investment Operations        (.15)        (.21)        .87          1.08         .51      1.94

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.37)        (.69)       (.72)         (.81)       (.76)     (.78)

   Distributions from Capital Gains......................       --           --          --            --          --        (.01)
   Excess Distributions from Capital Gains(i)............       --           (.03)       --            --          --       --

                       Total Dividends and Distributions        (.37)        (.72)       (.72)         (.81)       (.76)     (.79)

Net Asset Value, End of Period...........................     $10.14       $10.66      $11.59        $11.44      $11.17    $11.42

Total Return(c)..........................................    (1.49)%(d)   (1.92)%       7.76%        10.15%        4.74%   19.73%
 Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $130,813     $145,975    $148,081      $126,427    $113,437  $106,962
   Ratio of Expenses to Average Net Assets(b)............      1.06%(e)     1.04%        .95%          .95%        .95%      .94%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.93%(e)     6.25%       6.19%         6.70%       6.85%     7.26%
   Portfolio Turnover Rate...............................      28.9%(e)     48.9%       15.2%         12.8%        3.4%      5.1%


PRINCIPAL BOND FUND, INC.(a)
-------------------------
Class B shares                                                 2000*        1999        1998          1997        1996      1995(f)
--------------
Net Asset Value, Beginning of Period                          $10.65       $11.58      $11.42        $11.15      $11.41    $10.19
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .32          .61         .63           .67         .67       .63
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.50)        (.91)        .16           .31        (.25)     1.19

                        Total from Investment Operations        (.18)        (.30)        .79           .98         .42      1.82

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.33)        (.60)       (.63)         (.71)       (.68)     (.60)
   Excess Distributions from Capital Gains(i)............       --           (.03)       --            --          --        --

                       Total Dividends and Distributions        (.33)        (.63)       (.63)         (.71)       (.68)     (.60)

Net Asset Value, End of Period...........................     $10.14       $10.65      $11.58        $11.42      $11.15    $11.41

Total Return(c)..........................................    (1.77)%(d)   (2.68)%       7.04%         9.20%       3.91%    17.98%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $23,063      $25,451     $22,466       $13,403      $7,976    $2,708
   Ratio of Expenses to Average Net Assets(b)............      1.82%(e)     1.79%       1.67%         1.70%       1.69%     1.59%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.17%(e)     5.50%       5.45%         5.92%       6.14%     6.30%(e)
   Portfolio Turnover Rate...............................      28.9%(e)     48.9%       15.2%         12.8%        3.4%      5.1%(e)

*Six months ended April 30, 2000

PRINCIPAL BOND FUND, INC.(a)
-------------------------
Class C shares                                                 2000*        1999(g)
--------------
Net Asset Value, Beginning of Period.....................     $10.66       $10.90
Income from Investment Operations:
   Net Investment Income.................................        .29          .20
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.50)        (.24)

                        Total from Investment Operations        (.21)        (.04)

Less Dividends from Net Investment Income................       (.32)        (.20)

Net Asset Value, End of Period...........................     $10.13       $10.66

Total Return(c)..........................................    (2.00)%(d)    (.40)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $598         $271
   Ratio of Expenses to Average Net Assets...............      2.21%(e)     1.84%(e)
   Ratio of Net Investment Income to
     Average Net Assets   ...............................      5.72%(e)     5.81%(e)
   Portfolio Turnover Rate  .............................      28.9%(e)     48.9%(e)


PRINCIPAL BOND FUND, INC.(a)
-------------------------
Class R shares                                                 2000*        1999        1998          1997        1996(h)
--------------
Net Asset Value, Beginning of Period.....................     $10.67       $11.59      $11.43        $11.16      $11.27
Income from Investment Operations:
   Net Investment Income(b)..............................        .34          .63         .63           .71         .51
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.52)        (.90)        .16           .30        (.13)

                        Total from Investment Operations        (.18)        (.27)        .79          1.01         .38

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.33)        (.62)       (.63)         (.74)       (.49)
   Excess Distributions from Capital Gains(i)............       --           (.03)       --            --          --

                       Total Dividends and Distributions        (.33)        (.65)       (.63)         (.74)       (.49)

Net Asset Value, End of Period...........................     $10.16       $10.67      $11.59        $11.43      $11.16

Total Return.............................................    (1.69)%(d)   (2.45)%       7.05%         9.49%       3.75%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $15,519      $16,096     $12,196        $5,976        $525
   Ratio of Expenses to Average Net Assets(b)............      1.43%(e)     1.61%       1.45%         1.45%       1.28%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.56%(e)     5.68%       5.66%         6.11%       6.51%(e)
   Portfolio Turnover Rate...............................      28.9%(e)     48.9%       15.2%         12.8%        3.4%(e)

*Six months ended April 30, 2000

FINANCIAL HIGHLIGHTS (Continued)
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
-------------------------------------------------
Class A shares                                                 2000*        1999        1998          1997        1996      1995
--------------
Net Asset Value, Beginning of Period.....................     $11.10       $11.63      $11.51        $11.26      $11.31    $10.28
Income from Investment Operations:
   Net Investment Income.................................        .33          .69         .70           .70         .70       .71
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.23)        (.52)        .12           .29        (.05)     1.02

                        Total from Investment Operations         .10          .17         .82           .99         .65      1.73

Less Dividends from Net Investment Income................       (.33)        (.70)       (.70)         (.74)       (.70)     (.70)

Net Asset Value, End of Period...........................     $10.87       $11.10      $11.63        $11.51      $11.26    $11.31

Total Return(c)  ........................................       .97%(d)     1.47%       7.38%         9.23%       6.06%    17.46%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $216,174     $237,811    $251,455      $249,832    $259,029  $261,128
   Ratio of Expenses to Average Net Assets...............       .99%(e)      .89%        .86%          .84%        .81%      .87%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.16%(e)     6.04%       6.07%         6.19%       6.31%     6.57%
   Portfolio Turnover Rate...............................       7.1%(e)     19.4%       17.1%         10.8%       25.9%     10.1%


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
-------------------------------------------------
Class B shares                                                 2000*        1999        1998          1997        1996      1995(f)
--------------
Net Asset Value, Beginning of Period.....................     $11.05       $11.60      $11.50        $11.23      $11.29    $10.20
Income from Investment Operations:
   Net Investment Income.................................        .28          .61         .62           .64         .61       .56
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.22)        (.54)        .12           .29        (.05)     1.07

                        Total from Investment Operations         .06          .07         .74           .93         .56      1.63

Less Dividends from Net Investment Income................       (.29)        (.62)       (.64)         (.66)       (.62)     (.54)

Net Asset Value, End of Period...........................     $10.82       $11.05      $11.60        $11.50      $11.23    $11.29

Total Return(c)  ........................................       .60%(d)      .65%       6.60%         8.65%        5.17%   16.07%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $26,880      $29,751     $24,370       $15,431     $11,586    $4,699
   Ratio of Expenses to Average Net Assets...............      1.83%(e)     1.63%       1.57%         1.39%       1.60%     1.53%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.32%(e)     5.30%       5.43%         5.63%       5.53%     5.68%(e)
   Portfolio Turnover Rate...............................       7.1%(e)     19.4%       17.1%         10.8%       25.9%     10.1%(e)

*Six months ended April 30, 2000

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
-------------------------------------------------
Class C shares                                                 2000*        1999(g)
--------------
Net Asset Value, Beginning of Period.....................     $11.10       $11.17
Income from Investment Operations:
   Net Investment Income.................................        .28          .19
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.22)        (.07)

                        Total from Investment Operations         .06          .12
Less Dividends from Net Investment Income................       (.29)        (.19)

Net Asset Value, End of Period...........................     $10.87       $11.10

Total Return(c)..........................................       .54%(d)     1.11%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $794         $332
Ratio of Expenses to Average Net Assets..................      1.96%(e)     1.73%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.19%(e)     5.29%(e)
   Portfolio Turnover Rate...............................       7.1%(e)     19.4%(e)

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
-------------------------------------------------
Class R shares                                                 2000*        1999        1998          1997        1996(h)
--------------
Net Asset Value, Beginning of Period.....................     $11.03       $11.55      $11.42        $11.21      $11.27
Income from Investment Operations:
   Net Investment Income.................................        .31          .61         .61           .64         .47
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.23)        (.52)        .13           .24        (.08)

                        Total from Investment Operations         .08          .09         .74           .88         .39

Less Dividends from Net Investment Income................       (.30)        (.61)       (.61)         (.67)       (.45)

Net Asset Value, End of Period...........................     $10.81       $11.03      $11.55        $11.42      $11.21

Total Return.............................................       .75%(d)      .78%       6.66%         8.19%       3.76%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $12,369      $11,539      $8,156        $4,152        $481
   Ratio of Expenses to Average Net Assets...............      1.38%(e)     1.53%       1.64%         1.79%       1.18%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.77%(e)     5.40%       5.39%         5.21%       5.84%(e)
   Portfolio Turnover Rate...............................       7.1%(e)     19.4%       17.1%         10.8%       25.9%(e)

*Six months ended April 30, 2000

FINANCIAL HIGHLIGHTS (Continued)
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as oted):

PRINCIPAL HIGH YIELD FUND, INC.(a)
-------------------------------
Class A shares                                                 2000*        1999        1998          1997        1996      1995
--------------
Net Asset Value, Beginning of Period.....................      $7.21        $7.63       $8.52         $8.27       $8.06     $7.83
Income from Investment Operations:
   Net Investment Income.................................        .30          .63         .64           .67         .68       .68
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.42)        (.41)       (.88)          .31         .23       .20

                        Total from Investment Operations        (.12)         .22        (.24)          .98         .91       .88

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.35)        (.63)       (.64)         (.73)       (.70)     (.65)
   Excess Distribution of Net Investment Income(i).......       --           (.01)       (.01)        --            --       --

                       Total Dividends and Distributions        (.35)        (.64)       (.65)         (.73)       (.70)     (.65)

Net Asset Value, End of Period...........................      $6.74        $7.21       $7.63         $8.52       $8.27     $8.06

Total Return(c)..........................................    (1.77)%(d)     2.81%     (3.18)%        12.33%      11.88%    11.73%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $25,650      $30,065     $33,474       $38,239     $28,432   $23,396
   Ratio of Expenses to Average Net Assets...............      1.42%(e)     1.31%       1.40%         1.22%       1.26%     1.45%
   Ratio of Net Investment Income to
     Average Net Assets..................................      8.62%(e)     8.23%       7.71%         7.99%       8.49%     8.71%
   Portfolio Turnover Rate...............................      85.9%(e)     86.1%       65.9%         39.2%       18.8%     40.3%

PRINCIPAL HIGH YIELD FUND, INC.(a)
-------------------------------
Class B shares                                                 2000*        1999        1998          1997        1996      1995(f)
--------------
Net Asset Value, Beginning of Period.....................      $7.17        $7.59       $8.47         $8.22       $8.05     $7.64
Income from Investment Operations:
   Net Investment Income.................................        .27          .57         .57           .62         .60       .53
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.42)        (.41)       (.87)          .28         .20       .38

                        Total from Investment Operations        (.15)         .16        (.30)          .90         .80       .91

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.32)        (.57)       (.57)         (.65)       (.63)     (.50)
   Excess Distribution of Net Investment Income(i).......       --           (.01)       (.01)        --            --       --

                       Total Dividends and Distributions        (.32)        (.58)       (.58)         (.65)       (.63)     (.50)

Net Asset Value, End of Period...........................      $6.70        $7.17       $7.59         $8.47       $8.22     $8.05

Total Return(c)..........................................    (2.15)%(d)     2.02%     (3.93)%        11.31%      10.46%    12.20%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $6,444       $7,467      $8,527        $6,558      $2,113      $633
   Ratio of Expenses to Average Net Assets...............      2.21%(e)     1.99%       2.34%         2.13%       2.38%     2.10%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      7.83%(e)     7.55%       6.78%         7.03%       7.39%     7.78%(e)
   Portfolio Turnover Rate...............................      85.9%(e)     86.1%       65.9%         39.2%       18.8%     40.3%(e)

*Six months ended April 30, 2000

PRINCIPAL HIGH YIELD FUND, INC.(a)
-------------------------------
Class C shares                                                 2000*        1999(g)
--------------
Net Asset Value, Beginning of Period.....................      $7.22        $7.48
Income from Investment Operations:
   Net Investment Income.................................        .23          .18
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.42)        (.25)

                        Total from Investment Operations        (.19)        (.07)
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.32)        (.18)
   Excess Distribution of Net Investment Income(i).......       --           (.01)

                       Total Dividends and Distributions        (.32)        (.19)

Net Asset Value, End of Period...........................      $6.71        $7.22

Total Return(c)..........................................    (2.77)%(d)    (.99)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $263         $182
   Ratio of Expenses to Average Net Assets...............      3.66%(e)     2.01%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.32%(e)     7.15%(e)
   Portfolio Turnover Rate...............................      85.9%(e)     86.1%(e)


PRINCIPAL HIGH YIELD FUND, INC.(a)
-------------------------------
Class R shares                                                 2000*        1999        1998          1997        1996(h)
--------------
Net Asset Value, Beginning of Period.....................      $7.08        $7.51       $8.40         $8.20       $8.21
Income from Investment Operations:
   Net Investment Income.................................        .27          .56         .57           .62         .46
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.41)        (.40)       (.87)          .26        (.03)

                        Total from Investment Operations        (.14)         .16        (.30)          .88         .43

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.32)        (.56)       (.58)         (.68)       (.44)
   Excess Distribution of Net Investment Income(i).......       --           (.03)       (.01)        --            --

                       Total Dividends and Distributions        (.32)        (.59)       (.59)         (.68)       (.44)

Net Asset Value, End of Period...........................      $6.62        $7.08       $7.51         $8.40       $8.20

Total Return.............................................    (1.98)%(d)     2.01%     (3.97)%        11.14%       5.60%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $2,287       $2,598      $2,734        $1,961        $124
   Ratio of Expenses to Average Net Assets...............      1.94%(e)     2.09%       2.28%         2.42%       1.59%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      8.10%(e)     7.43%       6.84%         6.70%       7.84%(e)
   Portfolio Turnover Rate...............................      85.9%(e)     86.1%       65.9%         39.2%       18.8%(e)

*Six months ended April 30, 2000

PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
--------------------------------------
Class A shares                                                 2000*        1999         1998         1997        1996(j)
--------------
Net Asset Value, Beginning of Period.....................      $9.54        $9.93       $9.88         $9.89       $9.90
Income from Investment Operations:
   Net Investment Income(b)..............................        .29          .57         .57           .61         .38
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.05)        (.39)        .06           .03        (.04)

                        Total from Investment Operations         .24          .18         .63           .64         .34

Less Dividends from Net Investment Income................       (.29)        (.57)       (.58)         (.65)       (.35)

Net Asset Value, End of Period...........................      $9.49        $9.54       $9.93         $9.88       $9.89

Total Return(c)  ........................................      1.09%(d)     1.83%       6.57%         6.75%       3.62%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $24,091      $27,096     $27,632       $20,567     $17,249
   Ratio of Expenses to Average Net Assets(b)............      1.00%(e)     1.00%        .82%          .90%        .89%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.16%(e)     5.76%       5.86%         6.20%       6.01%(e)
   Portfolio Turnover Rate...............................      23.4%(e)     20.9%       23.8%         17.4%       16.5%(e)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
--------------------------------------
Class B shares                                                 2000*        1999        1998          1997        1996(j)
--------------
Net Asset Value, Beginning of Period.....................      $9.60        $9.98       $9.90         $9.89       $9.90
Income from Investment Operations:
   Net Investment Income(b)..............................        .27          .52         .54           .56         .36
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.18)        (.39)        .06           .04        (.05)

                        Total from Investment Operations         .09          .13         .60           .60         .31

Less Dividends from Net Investment Income................       (.26)        (.51)       (.54)         (.59)       (.32)

Net Asset Value, End of Period...........................      $9.43        $9.60       $9.98         $9.90       $9.89

Total Return(c)..........................................       .98%(d)     1.29%       6.24%         6.31%       3.32%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $2,864        $2,696      $1,705          $625        $112
   Ratio of Expenses to Average Net Assets(b)............      1.35%(e)     1.35%       1.22%         1.24%       1.15%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.81%(e)     5.41%       5.44%         5.84%       5.75%(e)
   Portfolio Turnover Rate...............................      23.4%(e)     20.9%       23.8%         17.4%       16.5%(e)

*Six months ended April 30, 2000

PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
--------------------------------------
Class C shares                                                 2000*        1999(g)
--------------
Net Asset Value, Beginning of Period.....................      $9.56        $9.64
Income from Investment Operations:
   Net Investment Income(b)..............................        .27          .16
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.18)        (.08)

                        Total from Investment Operations        (.09)         .08
Less Dividends from Net Investment Income................       (.25)        (.16)

Net Asset Value, End of Period...........................      $9.40        $9.56

Total Return(c)..........................................       .95%(d)       .84(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $429         $350
   Ratio of Expenses to Average Net Assets(b)............      1.35%(e)     1.34%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.81%(e)     5.52%(e)
   Portfolio Turnover Rate...............................      23.4%(e)     20.9%(e)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
--------------------------------------
Class R shares                                                 2000*        1999        1998          1997        1996(h)
--------------
Net Asset Value, Beginning of Period.....................      $9.55        $9.93       $9.85         $9.88       $9.90
Income from Investment Operations:
   Net Investment Income(b)..............................        .26          .50         .52           .54         .36
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.19)        (.39)        .07           .03        (.06)

                        Total from Investment Operations         .07          .11         .59           .57         .30

Less Dividends from Net Investment Income................       (.25)        (.49)       (.51)         (.60)       (.32)

Net Asset Value, End of Period...........................      $9.37        $9.55       $9.93         $9.85       $9.88

Total Return.............................................       .77%(d)     1.13%       6.12%         6.01%       3.24%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $3,768       $3,276      $2,034          $606         $83
   Ratio of Expenses to Average Net Assets(b)............      1.60%(e)     1.41%       1.44%         1.48%       1.40%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.56%(e)     5.35%       5.21%         5.60%       5.64%(e)
   Portfolio Turnover Rate...............................      23.4%(e)     20.9%       23.8%         17.4%       16.5%(e)

*Six months ended April 30, 2000

PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
------------------------------------
Class A shares                                                 2000*        1999        1998          1997        1996      1995
--------------
Net Asset Value, Beginning of Period.....................     $11.69       $12.59      $12.38        $12.04      $11.98    $10.93
Income from Investment Operations:
   Net Investment Income.................................        .26          .60         .60           .63         .64       .65
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.16)        (.90)        .22           .39         .07      1.05

                        Total from Investment Operations         .10         (.30)        .82          1.02         .71      1.70

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.26)        (.59)       (.61)         (.68)       (.65)     (.65)
   Distributions from Capital Gains......................       (.11)        (.01)       --            --          --        --


                       Total Dividends and Distributions        (.37)        (.60)       (.61)         (.68)       (.65)     (.65)

Net Asset Value, End of Period...........................     $11.42       $11.69      $12.59        $12.38      $12.04    $11.98

Total Return(c)  ........................................      1.12%(d)   (2.51)%       6.76%         8.71%       6.08%    16.03%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $169,735     $186,973    $204,865      $193,007    $187,180  $179,715
   Ratio of Expenses to Average Net Assets...............       .22%(e)      .80%        .83%          .79%        .78%      .83%
   Ratio of Net Investment Income to
     Average Net Assets..................................      1.24%(e)     4.84%       4.83%         5.14%       5.34%     5.67%
   Portfolio Turnover Rate...............................       9.9%(e)     15.6%        6.6%          8.9%        9.8%     17.6%


PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
------------------------------------
Class B shares                                                 2000*        1999        1998          1997        1996      1995(f)
--------------
Net Asset Value, Beginning of Period.....................     $11.70       $12.59      $12.39        $12.02      $11.96    $10.56
Income from Investment Operations:
   Net Investment Income.................................        .53          .53         .53           .55         .55       .50
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.16)        (.89)        .20           .40         .06      1.38

                        Total from Investment Operations         .37         (.36)        .73           .95         .61      1.88

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.52)        (.52)       (.53)         (.58)       (.55)     (.48)
   Distributions from Capital Gains......................       (.11)        (.01)       --           --            --      --

                       Total Dividends and Distributions        (.63)        (.53)       (.53)        (.58)        (.55)     (.48)

Net Asset Value, End of Period...........................     $11.44       $11.70      $12.59        $12.39      $12.02    $11.96

Total Return(c)..........................................       .93%(d)   (3.01)%       6.01%         8.08%       5.23%    17.97%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $10,765      $11,480     $11,419        $7,783      $5,794    $3,486
   Ratio of Expenses to Average Net Assets...............       .33%(e)     1.32%       1.43%         1.45%       1.52%     1.51%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      1.13%(e)     4.32%       4.22%         4.46%       4.59%     4.78%(e)
   Portfolio Turnover Rate...............................       9.9%(e)     15.6%        6.6%          8.9%        9.8%     17.6%(e)

*Six months ended April 30, 2000

PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
------------------------------------
Class C shares                                                 2000*        1999(g)
--------------
Net Asset Value, Beginning of Period.....................     $11.69       $12.16
Income from Investment Operations:
   Net Investment Income.................................        .21          .16
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.28)        (.47)

                        Total from Investment Operations        (.07)        (.31)

Less Dividends from Net Investment Income................       (.24)        (.16)

Net Asset Value, End of Period...........................     $11.39       $11.69

Total Return(c)..........................................       .36%(d)   (2.59)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $443         $136
   Ratio of Expenses to Average Net Assets...............       .56%(e)     1.78%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................       .91%(e)     3.96%(e)
   Portfolio Turnover Rate...............................       9.9%(e)     15.6%(e)

*Six months ended April 30, 2000

See accompanying notes.

Notes to Financial Highlights

(a) Effective January 1, 1998, the following changes were made to the names of the Income Funds:

                 Former Fund Name                                       New Fund Name

     Princor Bond Fund, Inc.                              Principal Bond Fund, Inc.
     Princor Government Securites Income Fund, Inc.       Principal Government Securities Income Fund, Inc.
     Princor High Yield Fund, Inc.                        Principal High Yield Fund, Inc.
     Princor Limited Term Bond Fund, Inc.                 Principal Limited Term Bond Fund, Inc.
     Princor Tax-Exempt Bond Fund, Inc.                   Principal Tax-Exempt Bond Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                   Year Ended
                                                    October 31,        Per Share        Ratio of Expenses
                                                      Except        Net Investment        to Average Net         Amount
                                                     as Noted           Income                Assets             Waived


         Principal Bond Fund, Inc.:*
              Class A                                 1998               $.70                  1.04%             $121,092
                                                      1997                .74                   .98                41,256
                                                      1996                .76                   .97                22,536
                                                      1995                .77                  1.02                86,018

              Class B                                 1998                .62                  1.81                26,130
                                                      1997                .66                  1.79                 8,982
                                                      1996                .67                  1.79                 5,874
                                                      1995(d)             .62                  1.62(f)                300

              Class R                                 1998                .61                  1.72                25,144
                                                      1997                .69                  1.78                10,427
                                                      1996(h)             .51                  1.28(f)                  3

         Principal Limited Term Bond Fund, Inc.:
              Class A                                 2000**              .30                  1.17                22,022
                                                      1999                .55                  1.14                40,285
                                                      1998                .55                  1.13                76,952
                                                      1997                .59                  1.15                46,271
                                                      1996(j)             .37                  1.16(f)             22,716

              Class B                                 2000**              .30                  1.91                 7,630
                                                      1999                .47                  1.92                14,004
                                                      1998                .47                  2.36                11,537
                                                      1997                .46                  3.82                 6,528
                                                      1996(j)             .34                  1.94(f)                259

              Class C                                 2000**              .08                  1.96                 1,212
                                                      1999(g)             .15                  2.05(f)                488

              Class R                                 2000**              .25                  2.01                 7,189
                                                      1999                .46                  2.02                11,951
                                                      1998                .46                  2.22                11,781
                                                      1997                .43                  2.95                 6,831
                                                      1996(h)             .35                  1.79(f)                 60

         * The Manager ceased its waiver of expenses for Principal Bond Fund, Inc. on October 31, 1998.
         ** Six months ended April 30, 2000.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. Certain of the Income Funds' Class B shares recognized net investment income as follows, for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994, none of which was distributed to the sole shareholder, Principal Management Corporation. Additionally, the Income Funds' Class B shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class B share activities of each fund prior to the initial public offering of Class B shares:

                                                                        Per Share            Per Share
                                                                     Net Investment         Unrealized
                                                                         Income               (Loss)


              Principal Bond Fund, Inc.                                   $.01                 $ --
              Principal Government Securities Income Fund, Inc.            .01                  (.02)
              Principal High Yield Fund, Inc.                              .01                  (.03)
              Principal Tax-Exempt Bond Fund, Inc.                         --                   (.05)

(g) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

(h) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. The Income Funds' Class R shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of Class R shares on February 27, 1996 through February 28, 1996. Certain of the Income Funds' Class R shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial offering of Class R shares:

                                                                                  Per Share
                                                                              Unrealized (Loss)

              Principal Bond Fund, Inc.                                             $(.03)
              Principal Government Securities Income Fund, Inc.                      (.03)
              Principal Limited Term Bond Fund, Inc.                                 (.02)

(i) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(j) Period from February 29, 1996, date shares first offered to the public, through October 31, 1996. With respect to Class A shares, net investment income, aggregating $.02 per share for the period from the initial purchase of shares on February 13, 1996 through February 28, 1996, was recognized, none of which was distributed to its sole shareholder, Principal Life Insurance Company during the period. Additionally, Class A shares incurred unrealized losses on investments of $.12 per share during the initial interim period. With respect to Class B shares, no net investment income was recognized for the period from initial purchase of shares on February 27, 1996 through February 28, 1996. Additionally, Class B shares incurred unrealized losses on investments of $.02 per share during the initial interim period. This represents Class A share and Class B share activities of the fund prior to the initial public offering of both classes of shares.

April 30, 2000

STATEMENT OF ASSETS AND LIABILITIES
(unaudited)

                                                              Principal Cash
                                                                Management
MONEY MARKET FUND                                               Fund, Inc.


    Assets
    Investment in securities -- at value
       (approximates cost) (Note 1)...........                  $373,196,783
    Cash.............................1,510,552
    Receivables:
       Interest ..............................                       793,857
       Capital Shares sold....................                     7,341,273
    Other assets..............................                        27,155

                                 Total Assets                    382,869,620

    Liabilities
    Accrued expenses..........................                       112,774
    Payables:
       Investment securities purchased........                     2,134,770
       Capital Shares reacquired..............                     2,912,044

                            Total Liabilities                      5,159,588


    Net Assets Applicable to
    Outstanding Shares .......................                  $377,710,032



    Net Assets Consist of:
    Capital Stock.............................                  $  3,777,100
    Additional paid-in capital................                   373,932,932


                             Total Net Assets                   $377,710,032



    Capital Stock (par value: $.01 a share):
    Shares authorized.........................                 2,000,000,000

    Net Asset Value Per Share:
    Class A: Net Assets.......................                  $355,589,656
             Shares issued and outstanding....                   355,589,656
             Net asset value per share........                        $1.000



    Class B: Net Assets.......................                    $5,754,920
             Shares issued and outstanding....                     5,754,920
             Net asset value per share(a).....                        $1.000


    Class C: Net Assets.......................                      $190,120
             Shares issued and outstanding....                       190,120
             Net asset value per share(a).....                        $1.000


    Class R: Net Assets.......................                   $16,175,336
             Shares issued and outstanding....                    16,175,336
             Net asset value per share........                        $1.000

    (a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   See accompanying notes.

Six Months Ended April 30, 2000

                                                         STATEMENT OF OPERATIONS
                                                                     (unaudited)

                                                              Principal Cash
                                                                Management
MONEY MARKET FUND                                               Fund, Inc.


    Net Investment Income
    Interest income.........................                     $11,161,505

    Expenses:
       Management and investment
          advisory fees (Note 3)............                         809,721
       Distribution and shareholder
          servicing fees (Notes 1 and 3)....                          50,539
       Transfer and administrative
          services (Notes 1 and 3)..........                         401,598
       Registration fees (Note 1)...........                          45,266
       Custodian fees.......................                           5,337
       Auditing and legal fees..............                           2,716
       Directors' fees......................                           3,573
       Other................................                          50,615

                              Total Expenses                       1,369,365



                     Net Investment Income                        $9,792,140

   See accompanying notes.


STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)


                                                              Principal Cash
                                                                Management
MONEY MARKET FUND                                               Fund, Inc.

                                                      Six Months           Year
                                                         Ended             Ended
                                                       April 30,        October 31,
                                                         2000             1999(a)

    Operations
    Net investment income ..................        $  9,792,140        $ 15,507,659

    Dividends to Shareholders from Net
    Investment Income:
       Class A..............................          (9,260,726)        (14,771,870)
       Class B..............................            (145,362)           (179,184)
       Class C..............................              (2,155)             (1,121)
       Class R .............................            (383,897)           (555,484)

                             Total Dividends          (9,792,140)        (15,507,659)

    Capital Share Transactions (Note 4)
    Shares sold:
       Class A..............................         432,419,308         737,117,679
       Class B..............................           5,277,484          10,129,211
       Class C..............................             272,012             131,662
       Class R .............................          11,038,371          20,194,531

    Class A shares issued in connection with the
       acquisition of Principal Tax-Exempt
       Cash Management Fund, Inc. (Note 6)..                 N/A          19,506,825

    Shares issued in reinvestment of dividends:
       Class A..............................           8,918,059          14,313,193
       Class B..............................             135,506             170,825
       Class C..............................                 376                 222
       Class R .............................             368,146             536,604

    Shares redeemed:
       Class A..............................        (438,422,499)       (693,673,532)
       Class B..............................          (5,988,198)         (7,572,270)
       Class C..............................            (214,152)              --
       Class R .............................         (10,802,239)        (15,573,852)

                 Net Increase in Net Assets
             from Capital Share Transactions           3,002,174          65,774,273

                              Total Increase           3,002,174          65,774,273

    Net Assets
    Beginning of year.......................         374,707,858         308,933,585
    End of year.............................        $377,710,032        $374,707,858

    (a)Class C share information is provided for the period from June 30, 1999 (inception date of Class) through October 31, 1999.


   See accompanying notes.

April 30, 2000

NOTES TO FINANCIAL STATEMENTS
(unaudited)

  Principal Cash Management Fund, Inc.

Note 1 -- Significant Accounting Policies

Principal Cash Management Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company and operates in the mutual fund industry.

On June 30, 1999, the initial purchase of Class C shares of the Fund was made by Principal Life Insurance Company (See Note 3). Effective June 30, 1999, the Fund began offering Class C shares to the public.

Shares of the Fund are sold at net asset value; no sales charge applies to purchases of the Fund. Certain purchases of Class A shares of the Fund may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months of purchase. Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions made within six years of purchase. Class C shares are sold without an initial sales charge, but a subject to a CDSC on certain redemptions made within twelve months of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares, Class C shares and Class R shares bear higher ongoing distribution fees than Class A shares. Class B shares automatically convert into Class A shares based on relative net asset value (without a sales charge) seven years after purchase. Class C shares do not convert into Class A shares. Class R shares automatically convert into Class A shares based on relative net asset value (without a sales charge) four years after purchase. All classes of shares in the Fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund's Board of Directors. In addition, the Board of Directors declares separate dividends on each class.

The Fund allocates daily all income, expenses (other than class-specific expenses), and realized gains or losses to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Principal Cash Management Fund, Inc. class-specific expenses charged to each class during the period ended April 30, 2000, which are included in the corresponding captions of the Statement of Operations, were as follows:

                Distribution and                             Transfer and
           Shareholder Servicing Fees                   Administrative Services                        Registration Fees

    Class A    Class B    Class C    Class R    Class A    Class B    Class C    Class R    Class A    Class B    Class C    Class R

      N/A      $11,876     $740      $37,923   $170,090    $2,358       $47      $3,946     $21,158    $3,630     $1,037     $4,357

The Fund values its securities at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the fund.

The Fund records investment transactions generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions. Interest income is recognized on an accrual basis.

The Fund may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Fund's cash balance to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (the "Manager"). These balances may be invested in one or more short-term instruments.

The Fund declares all net investment income and any realized gains and losses from investment transactions as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for the year ended October 31, 1999 were not material.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund's investments are with various issuers in various industries. The Schedule of Investments contained herein summarizes concentration of credit risk by issuer and industry.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because the fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes approximates that used for financial reporting purposes.

Note 3 -- Management Agreement and Transactions With Affiliates

The Fund has agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of the Fund's average daily net assets. The annual rate used in this calculation for the Fund is as follows:

                                      Net Asset Value of Funds
                                           (in millions)

              First             Next              Next             Next              Over
              $100              $100              $100             $100              $400
              0.50%            0.45%             0.40%            0.35%             0.30%

The Fund also reimburses the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A, Class B and Class C share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, Class B shares at 4.00%, and Class C shares at 1.00% of the lesser of the current market value or the cost of shares being redeemed. The aggregate amount of these charges retained by Princor Financial Services Corporation for the period ended April 30, 2000, was as follows:

                                                               Class A           Class B           Class C

   Principal Cash Management Fund, Inc.                        $11,816           $51,246             --

No brokerage commissions were paid by the Fund to affiliated broker dealers during the period.

Note 3 -- Management Agreement and Transactions With Affiliates (Continued)

The Fund bears distribution and shareholder servicing fees with respect to each Class computed at an annual rate of the average daily net assets attributable to each Class of the Fund. The annual rate will not exceed the following limits:

                                                               Class A           Class B           Class C           Class R

   Distribution and Shareholder Servicing fees                    N/A              1.00%            1.00%              .75%

Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation. A portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class B and Class R shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the Fund.

At April 30, 2000, Principal Life Insurance Company, subsidiaries of Principal Life Insurance Company, benefit plans sponsored on behalf of Principal Life Insurance Company and several joint ventures (in each of which a subsidiary of Principal Life Insurance Company is a participant) owned Class A and Class C shares of the Fund of 27,395,431 and 100,114, respectively.


Note 4 -- Capital Share Transactions

Transactions in Capital Shares were as follows:

                                                                Principal Cash
                                                                  Management
                                                                  Fund, Inc.

   Period Ended April 30, 2000:
   Shares sold:
     Class A  ................................................     432,419,308
     Class B   ...............................................       5,277,484
     Class C   ...............................................         272,012
     Class R  ................................................      11,038,371
   Shares issued in reinvestment of dividends:
     Class A   ...............................................       8,918,059
     Class B   ...............................................         135,506
     Class C   ...............................................             376
     Class R  ................................................         368,146
   Shares redeemed:
     Class A   ...............................................    (438,422,499)
     Class B   ...............................................      (5,988,198)
     Class C   ...............................................        (214,152)
     Class R  ................................................     (10,802,239)

                                                 Net Increase        3,002,174



                                                               Principal Cash
                                                                 Management
                                                                 Fund, Inc.

   Periods Ended October 31, 1999:
   Shares sold:
     Class A  ................................................     717,610,854
     Class B   ...............................................      10,129,211
     Class C   ...............................................         131,662
     Class R  ................................................      20,194,531
   Shares issued in connection  with the  acquisition  of
     +Principal  Tax-Exempt Cash Management Fund, Inc. (Note 6):
     Class A .................................................      19,506,825
     Class B .................................................             N/A
     Class C   ...............................................             N/A
     Class R  ................................................             N/A
   Shares issued in reinvestment of dividends:
     Class A   ...............................................      14,313,193
     Class B   ...............................................         170,825
     Class C   ...............................................             222
     Class R  ................................................         536,604
   Shares redeemed:
     Class A   ...............................................    (693,673,532)
     Class B   ...............................................      (7,572,270)
     Class C   ...............................................         --
     Class R  ................................................     (15,573,852)

                                                  Net Increase      65,774,273

Note 5 -- Line of Credit

The Fund participates with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the funds to borrow up to $75,000,000 collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .09% on the average unused portion of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each quarter. At April 30, 2000, the Fund had no outstanding borrowings under the line of credit.


Note 6-- Acquisition of Principal Tax-Exempt Cash Management Fund, Inc.

On April 8, 1999, Principal Cash Management Fund, Inc. acquired all the assets and assumed all the liabilities of Principal Tax-Exempt Cash Management Fund, Inc. pursuant to a plan of acquisition approved by shareholders of Principal Tax-Exempt Cash Management Fund, Inc. on April 7, 1999. The acquisition was accomplished by a tax-free exchange of 19,506,825 Class A shares of Principal Cash Management Fund, Inc. (valued at $19,506,825) for the 19,506,825 shares of Principal Tax-Exempt Cash Management Fund, Inc. outstanding on April 8, 1999. The aggregate net assets of Principal Cash Management Fund, Inc. and Principal Tax-Exempt Cash Management Fund, Inc. immediately before the acquisition were approximately $355,081,000 and $19,507,000, respectively.

Apil 30, 2000

SCHEDULE OF INVESTMENTS


PRINCIPAL CASH MANAGEMENT FUND, INC.

                                       Principal
                                         Amount         Value


Commercial Paper (86.32%)

Asset-Backed Securities (20.80%) CXC, Inc.;
     5.90%; 5/9/2000                  $2,000,000   $ 1,997,378
     6.08%; 5/15/2000                  2,400,000     2,394,325
     5.91%; 5/17/2000                  3,500,000     3,490,807
     5.89%; 5/18/2000                  3,500,000     3,490,265
     6.07%; 6/7/2000                   2,250,000     2,235,963
   Corporate Asset Funding Co.;
     6.06%; 5/9/2000                   2,500,000     2,496,633
     6.05%; 5/19/2000                    475,000       473,563
     5.90%; 5/24/2000                  3,000,000     2,988,692
     5.90%; 5/26/2000                  3,000,000     2,987,708
     6.10%; 6/26/2000                  2,500,000     2,476,278
     6.12%; 7/12/2000                  1,500,000     1,481,640
   Corporate Receivables Corp.;
     5.95%; 5/16/2000                  4,000,000     3,990,083
     5.93%; 5/25/2000                  2,000,000     1,992,093
     5.92%; 5/26/2000                  2,500,000     2,489,722
     6.08%; 6/19/2000                  1,250,000     1,239,656
     6.13%; 7/13/2000                  3,000,000     2,962,709
     6.13%; 7/17/2000                  2,000,000     1,973,777
   Quincy Capital Corp.;
     6.07%; 5/5/2000                   2,500,000     2,498,314
     6.05%; 5/25/2000                  4,000,000     3,983,867
     6.07%; 6/6/2000                   2,000,000     1,987,860
     6.18%; 6/12/2000                    625,000       620,494
     6.07%; 6/14/2000                  2,400,000     2,382,195
     6.09%; 6/19/2000                  2,500,000     2,479,277
     6.10%; 6/19/2000                  1,450,000     1,437,961
   Receivables Capital Corp.;
     5.96%; 5/9/2000                   3,250,000     3,245,696
     5.94%; 5/10/2000                  1,450,000     1,447,847
     6.10%; 6/8/2000                   1,250,000     1,241,951
     6.11%; 6/8/2000                   1,175,000     1,167,422
     6.10%; 6/15/2000                  3,000,000     2,977,125
     6.07%; 6/23/2000                  2,500,000     2,477,659
     6.16%; 7/14/2000                  4,000,000     3,949,351
   Sheffield Receivables Corp.;
     6.10%; 5/18/2000                  1,900,000     1,894,527
     6.04%; 5/19/2000                  1,500,000     1,495,470
     6.11%; 5/30/2000                  1,006,000     1,001,049
     6.19%; 7/17/2000                  1,125,000     1,110,105

                                                    78,559,462
Business Credit Institutions (11.41%)
   American Express Credit Corp.;
     6.04%; 6/2/2000                  $3,125,000   $ 3,108,222
   CIT Group Holdings, Inc.;
     5.87%; 5/2/2000                   2,500,000     2,499,592
     6.00%; 5/2/2000                   1,640,000     1,639,727
     6.04%; 5/3/2000                     675,000       674,774
     6.04%; 5/5/2000                   3,000,000     2,997,987
     6.02%; 5/11/2000                    600,000       598,997
     6.04%; 5/19/2000                  3,000,000     2,990,940
     6.07%; 6/7/2000                   2,700,000     2,683,156
   Deere (John) Credit Group PLC;
     5.91%; 5/2/2000                   3,300,000     3,299,458
     5.92%; 5/15/2000                  1,500,000     1,496,547
     6.08%; 6/8/2000                   3,000,000     2,980,747
     6.09%; 6/12/2000                  3,000,000     2,978,685
     6.11%; 6/26/2000                  2,825,000     2,798,150
     6.09%; 7/6/2000                   1,000,000       988,835
   General Electric Capital Corp.;
     5.84%; 5/11/2000                  1,000,000       998,378
     5.85%; 5/12/2000                  1,000,000       998,212
     6.03%; 5/24/2000                    950,000       946,340
     5.75%; 6/12/2000                  1,200,000     1,191,950
     5.82%; 6/16/2000                  1,000,000       992,563
     5.73%; 7/19/2000                    500,000       493,713
     5.75%; 8/25/2000                    950,000       932,399
     5.80%; 9/8/2000                   2,075,000     2,031,541
     5.90%; 9/15/2000                  1,000,000       977,547
     6.26%; 10/2/2000                    450,000       437,949
     5.94%; 10/13/2000                   500,000       486,387
     6.06%; 11/13/2000                   900,000       870,306

                                                    43,093,102
Chemicals & Allied Products (1.12%)
   Sinochem American CP, Inc.;
     6.09%; 6/5/2000                   4,250,000     4,224,836

Commercial Banks (1.85%)
   Citicorp;
     6.03%; 5/23/2000                  4,000,000     3,985,260
   Wells Fargo & Co.;
     6.05%; 5/12/2000                  3,000,000     2,994,454

                                                     6,979,714
Commodity Contracts
Brokers, Dealers (0.66%)
   Louis Dreyfus Corp.;
     6.04%; 5/18/2000                  2,500,000     2,492,869

Crude Petroleum & Natural Gas (0.78%)
   Chevron U.K. Investment PLC;
     6.04%; 6/6/2000                   1,500,000     1,490,940
     6.15%; 8/7/2000                   1,500,000     1,474,888

                                                     2,965,828
Cutlery, Handtools &
Hardware (0.80%)
   Stanley Works;
     5.88%; 5/4/2000                  $3,025,000   $ 3,023,518

Department Stores (0.82%)
   Wal-Mart Stores, Inc.;
     6.18%; 6/13/2000                  3,125,000     3,101,932

Electric Services (2.16%)
   Alliant Energy Corp.;
     6.07%; 5/17/2000                  1,000,000       997,302
     6.08%; 5/17/2000                  3,000,000     2,991,893
     6.07%; 5/24/2000                  1,175,000     1,170,443
   Teco Finance, Inc.;
     6.05%; 5/22/2000                  3,000,000     2,989,413

                                                     8,149,051
Farm & Garden Machinery (1.25%)
   Caterpillar Financial Services Corp.;
     6.08%; 8/17/2000                  1,200,000     1,178,112
     6.10%; 9/18/2000                  1,200,000     1,171,533
     6.13%; 9/18/2000                  1,500,000     1,464,242
     6.12%; 11/14/2000                   936,000       930,749

                                                     4,744,636
Federally & Federally Sponsored
Credit (0.65%)
   Private Export Funding Corp.;
     6.08%; 6/15/2000                  2,500,000     2,481,000

Foreign Banks, Branches &
Agencies (4.21%)
   Deutsche Bank Financial, Inc.;
     6.09%; 5/30/2000                  2,750,000     2,736,509
     6.10%; 5/30/2000                    700,000       696,560
     6.07%; 6/1/2000                   2,575,000     2,561,541
     6.10%; 6/1/2000                   5,118,000     5,091,116
     6.08%; 6/7/2000                   1,300,000     1,291,876
     6.10%; 6/7/2000                   1,600,000     1,589,969
     6.22%; 10/10/2000                 2,000,000     1,944,020

                                                    15,911,591
Insurance Agents, Brokers &
Services (1.48%)
   Marsh & McLennan Cos.;
     5.85%; 5/19/2000                  3,000,000     2,991,225
   Marsh USA, Inc.;
     5.90%; 5/23/2000                  2,000,000     1,992,789
     5.93%; 6/14/2000                    600,000       595,651

                                                     5,579,665
Investment Offices (1.32%)
   Morgan Stanley Group, Inc.;
     6.05%; 5/15/2000                  2,000,000     1,995,294
     6.10%; 6/20/2000                  1,500,000     1,487,292
     6.00%; 6/27/2000                  1,500,000     1,485,750

                                                     4,968,336
Life Insurance (3.28%)
   American General Corp.;
     5.89%; 5/1/2000                  $1,425,000   $ 1,425,000
     6.04%; 5/4/2000                   2,000,000     1,998,994
     6.04%; 5/8/2000                   4,000,000     3,995,302
     6.03%; 5/30/2000                  2,000,000     1,990,285
     6.10%; 6/20/2000                  3,000,000     2,974,583

                                                    12,384,164
Miscellaneous Chemical Products (0.49%)
   Du Pont (E.I.) De Nemours;
     6.09%; 6/8/2000                   1,875,000     1,862,947

Miscellaneous Electrical Equipment &
Supplies (0.79%)
   Motorola, Inc.;
     6.08%; 6/12/2000                  3,000,000     2,978,720

Miscellaneous Investing (4.55%)
   Delaware Funding Corp.;
     6.05%; 5/11/2000                  4,000,000     3,993,278
     5.95%; 5/22/2000                  3,550,000     3,537,679
     6.10%; 6/14/2000                    800,000       794,036
     6.18%; 6/20/2000                  3,000,000     2,974,250
     6.13%; 6/26/2000                  1,000,000       990,464
     6.17%; 7/19/2000                  2,000,000     1,972,921
   MLTC Funding, Inc.;
     6.07%; 5/24/2000                  2,925,000     2,913,657

                                                    17,176,285
Miscellaneous Manufacturers (1.14%)
   Dover Corp.;
     6.03%; 5/15/2000                  2,500,000     2,494,137
     6.02%; 5/17/2000                  1,800,000     1,795,184

                                                     4,289,321
Motor Vehicles & Equipment (0.95%)
   Paccar Financial Corp.;
     5.88%; 5/3/2000                     800,000       799,739
     5.88%; 5/5/2000                   1,850,000     1,848,791
     5.80%; 8/1/2000                     945,000       930,993

                                                     3,579,523
Paint, Glass & Wallpaper Stores (2.46%)
   Sherwin-Williams Co.;
     6.04%; 5/16/2000                  1,525,000     1,521,162
     6.03%; 5/24/2000                  1,075,000     1,070,859
     6.03%; 5/25/2000                    842,000       838,615
     6.02%; 5/31/2000                    990,000       985,034
     6.05%; 6/5/2000                   2,000,000     1,988,236
     6.11%; 6/13/2000                  2,915,000     2,893,726

                                                     9,297,632
Personal Credit Institutions (11.85%)
   American General Finance Corp.;
     6.24%; 6/21/2000                 $2,650,000   $ 2,626,574
   Associates First Capital Corp.;
     6.07%; 5/5/2000                   1,500,000     1,498,988
     6.07%; 5/10/2000                  4,000,000     3,993,930
     5.88%; 5/16/2000                  1,050,000     1,047,427
     6.05%; 5/24/2000                  3,000,000     2,988,404
     6.06%; 5/30/2000                  2,500,000     2,487,796
     6.07%; 6/16/2000                  2,500,000     2,480,610
     6.10%; 6/19/2000                  2,475,000     2,454,451
   Commoloco, Inc.;
     5.78%; 7/7/2000                   1,200,000     1,187,091
     5.76%; 7/26/2000                  1,000,000       986,240
     5.80%; 7/28/2000                  1,150,000     1,133,696
     5.71%; 8/11/2000                    850,000       836,248
     5.70%; 8/14/2000                  1,300,000     1,278,388
     5.72%; 8/18/2000                    400,000       393,072
     5.79%; 9/1/2000                   1,000,000       980,217
     6.25%; 10/4/2000                  1,000,000       972,917
     6.14%; 10/10/2000                   750,000       729,278
     6.13%; 11/6/2000                  1,000,000       967,817
     6.23%; 11/17/2000                   500,000       482,694
     6.29%; 11/17/2000                 1,000,000       965,056
     6.47%; 11/17/2000                   700,000       674,839
   Ford Motor Credit Co.;
     6.27%; 9/7/2000                     750,000       733,149
   General Motors Acceptance Corp.;
     5.96%; 5/1/2000                   2,000,000     2,000,000
     6.08%; 5/31/2000                  1,600,000     1,591,893
     6.06%; 6/1/2000                   1,150,000     1,143,999
     6.08%; 6/5/2000                   1,350,000     1,342,020
     6.26%; 6/21/2000                  3,000,000     2,973,395
     6.14%; 7/11/2000                  1,850,000     1,827,598
   Household Finance Corp.;
     6.20%; 8/2/2000                   2,000,000     1,967,967

                                                    44,745,754
Security Brokers & Dealers (10.24%)
   Bear Stearns Cos., Inc.;
     5.92%; 5/3/2000                   3,000,000     2,999,013
     5.87%; 5/4/2000                   2,500,000     2,498,777
     5.94%; 5/12/2000                  2,500,000     2,495,463
     5.92%; 5/31/2000                  3,500,000     3,482,733
     6.04%; 6/23/2000                  2,000,000     1,982,216
   Merrill Lynch & Co., Inc.;
     6.10%; 6/13/2000                  1,100,000     1,091,985
     5.79%; 6/15/2000                  2,000,000     1,985,525
     5.94%; 6/23/2000                    800,000       793,004
     6.15%; 7/10/2000                  1,500,000     1,482,062
     6.13%; 7/24/2000                  2,000,000     1,971,393
   Salomon Smith Barney Holdings, Inc.;
     6.00%; 5/1/2000                  $3,000,000   $ 3,000,000
     5.97%; 5/3/2000                     725,000       724,760
     6.00%; 5/3/2000                   3,000,000     2,999,000
     6.06%; 6/2/2000                   3,750,000     3,729,800
     6.07%; 6/6/2000                   3,500,000     3,478,755
     6.06%; 6/9/2000                   4,000,000     3,973,740

                                                    38,688,226
Telephone Communication (1.26%)
   Bell Atlantic;
     5.90%; 5/5/2000                   1,000,000       999,344
   SBC Communications, Inc.;
     6.05%; 6/9/2000                   2,660,000     2,642,566
     6.17%; 6/14/2000                    636,000       631,204
     6.25%; 10/11/2000                   500,000       485,850

                                                     4,758,964

                          Total Commercial Paper   326,037,076

Bonds (12.48%)

Beverages (0.17%) PepsiCo, Inc.;
     6.80%; 5/15/2000                    500,000       500,197
     5.88%; 6/1/2000                     150,000       149,989

                                                       650,186
Business Credit Institutions (2.16%)
   American Express Credit Corp.
     Notes; 6.13%; 6/15/2000             910,000       910,450
     Senior Notes; 6.50%; 8/1/2000     1,500,000     1,501,523
   CIT Group Holdings, Inc.
     Medium-Term Notes;
     6.70%; 5/2/2000                     500,000       500,016
     Notes;
     5.63%; 2/2/2001                     350,000       346,985
     5.80%; 2/26/2001                  1,100,000     1,091,375
     Senior Notes;
     5.00%; 10/6/2000                  1,250,000     1,241,900
     6.20%; 10/20/2000                 1,600,000     1,599,256
   General Electric Capital Corp.
     Notes;
     8.38%; 3/1/2001                     505,000       511,052
     5.92%; 4/3/2001                     450,000       446,211

                                                     8,148,768
Commercial Banks (0.56%)
   Bank of America Corp.
     Notes; 5.75%; 3/15/2001             625,000       619,524
   Norwest Corp.
     Medium-Term Notes;
     6.13%; 10/15/2000                   500,000       499,799
     Senior Notes;
     6.75%; 5/12/2000                  1,000,000     1,000,277

                                                     2,119,600
Miscellaneous Equipment Rental &
Leasing (1.11%)
   International Lease Finance Corp.
     Notes;
     6.20%; 5/1/2000                   $1,575,000  $ 1,575,000
     7.00%; 5/15/2000                    500,000       500,217
     6.63%; 8/15/2000                    650,000       650,955
     6.25%; 10/15/2000                 1,475,000     1,473,517

                                                     4,199,689
Personal Credit Institutions (7.28%)
   American General Finance Corp.
     Notes;
     5.88%; 7/1/2000                   1,200,000     1,199,704
     Senior Notes; 6.13%; 9/15/2000      250,000       249,947
   Associates Corp. of North America
     Notes;
     5.85%; 1/15/2001                    200,000       198,812
     Senior Notes;
     6.00%; 6/15/2000                  2,110,000     2,110,658
     6.38%; 6/15/2000                  1,050,000     1,050,331
     6.25%; 9/15/2000                  1,850,000     1,849,871
   Avco Financial Services, Inc.
     Senior Notes;
     6.35%; 9/15/2000                  1,000,000       999,948
   Commercial Credit Co.
     Notes;
     6.75%; 5/15/2000                    500,000       500,196
     5.75%; 7/15/2000                  1,480,000     1,478,415
   Ford Motor Credit Co.
     Notes;
     6.85%; 8/15/2000                  3,415,000     3,422,342
     6.38%; 10/6/2000                  1,325,000     1,325,164
     6.25%; 11/8/2000                  1,550,000     1,548,276
     5.75%; 1/25/2001                    750,000       743,683
   General Motors Acceptance Corp.
     Debentures; 9.63%; 5/15/2000      1,450,000     1,452,109
     Notes;
     5.63%; 2/15/2001                  1,000,000       991,382
     5.80%; 2/23/2001                    820,000       813,869
     5.95%; 4/20/2001                  1,600,000     1,587,644
     7.13%; 5/1/2001                   1,205,000     1,208,124
   Household Finance Corp.
     Notes;
     6.38%; 6/30/2000                  2,535,000     2,536,329
     Senior Notes;
     6.00%; 5/8/2000                   1,800,000     1,800,016
   Norwest Financial, Inc.
     Senior Notes; 6.88%; 6/15/2000      439,000       439,525

                                                    27,506,345
Security Brokers & Dealers (1.20%)
   Bear Stearns Cos., Inc.
     Senior Notes; 6.75%; 8/15/2000    $1,800,000  $ 1,802,522
   Merrill Lynch & Co.
     Notes;
     6.70%; 8/1/2000                   1,000,000     1,000,936
     6.00%; 1/15/2001                  1,300,000     1,291,823
   Morgan Stanley Dean Witter & Co.
     Medium-Term Notes; 5.25%; 2/8/2001  445,000       439,838

                                                     4,535,119

                                     Total Bonds    47,159,707

            Total Portfolio Investments (98.80%)   373,196,783

Cash, receivables and other assets,
   net of liabilities (1.20%)                        4,513,249

                      Total Net Assets (100.00%)  $377,710,032

FINANCIAL HIGHLIGHTS
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
------------------------------------
Class A shares                                                 2000*        1999         1998         1997        1996       1995
--------------
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000     $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .026         .045         .051         .050        .049       .052

                       Total from Investment Operations        .026         .045         .051         .050        .049       .052

Less Dividends:
   Dividends From Net Investment Income.................      (.026)       (.045)       (.051)       (.050)      (.049)     (.052)

                                        Total Dividends       (.026)       (.045)       (.051)       (.050)      (.049)     (.052)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000     $1.000

Total Return(c) ........................................      2.63%(d)     4.56%        5.10%        4.96%       5.00%      5.36%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............   $355,590     $352,675     $294,918     $836,072    $694,962   $623,864
   Ratio of Expenses to Average Net Assets(b) ..........       .70%(e)      .69%         .56%(f)      .63%        .66%       .72%
   Ratio of Net Investment Income to
     Average Net Assets.................................      5.20%(e)     4.45%        5.12%        4.98%       4.88%      5.24%


PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
------------------------------------
Class B shares                                                 2000*        1999         1998         1997        1996       1995(g)
--------------
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000     $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .024         .039         .042         .041        .041       .041

                       Total from Investment Operations        .024         .039         .042         .041        .041       .041

Less Dividends:
   Dividends from Net Investment Income.................      (.024)       (.039)       (.042)       (.041)      (.041)     (.041)

                                        Total Dividends       (.024)       (.039)       (.042)       (.041)      (.041)     (.041)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000     $1.000

Total Return(c) ........................................      2.39%(d)     4.00%        4.25%        4.05%       4.13%      4.19%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............     $5,755       $6,330       $3,602         $992        $520       $208
   Ratio of Expenses to Average Net Assets(b) ..........      1.17%(e)     1.19%        1.41%(f)     1.47%       1.50%      1.42%(e)
Ratio of Net Investment Income to
     Average Net Assets.................................      4.73%(e)     4.00%        4.23%        4.08%       4.08%      4.50%(e)

*  Six Months Ended April 30, 2000


PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
------------------------------------
Class C shares                                                 2000*        1999(h)
--------------
Net Asset Value, Beginning of Period....................     $1.000       $1.000
Income from Investment Operations:
   Net Investment Income  ..............................       .014         .010

                       Total from Investment Operations        .014         .010
Less Dividends:
   Dividends from Net Investment Income.................      (.014)       (.010)

                                        Total Dividends       (.014)       (.010)

Net Asset Value, End of Period..........................     $1.000       $1.000

Total Return(c) ........................................      1.44%(d)     1.01%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............       $190         $132
   Ratio of Expenses to Average Net Assets .............      3.04%(e)     2.26%(e)
   Ratio of Net Investment Income to
     Average Net Assets.................................      2.90%(e)     3.01%(e)

PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
------------------------------------
Class R shares                                                 2000*        1999         1998         1997        1996(i)
--------------
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .024         .040         .046         .044        .030

                       Total from Investment Operations        .024         .040         .046         .044        .030

Less Dividends:
   Dividends from Net Investment Income.................      (.024)       (.040)       (.046)       (.044)      (.030)

                                        Total Dividends       (.024)       (.040)       (.046)       (.044)      (.030)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000

Total Return............................................      2.40%(d)     4.04%        4.56%        4.16%       2.97%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............    $16,175      $15,571      $10,414       $4,296      $1,639
   Ratio of Expenses to Average Net Assets(b) ..........      1.16%(e)     1.15%        1.05%(d)     1.26%        .99%(e)
   Ratio of Net Investment Income to
     Average Net Assets.................................      4.74%(e)     3.99%        4.62%        4.40%       4.41%(e)

*  Six Months Ended April 30, 2000


Notes to Financial Highlights

(a) Effective January 1, 1998, the following change was made to the name of the Money Market Fund:

                           Former Fund Name                                       New Fund Name

                  Princor Cash Management Fund, Inc.                   Principal Cash Management Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the Fund would have had per share net investment income and the ratios of expenses to average net assets as shown:


                                                          Year Ended                         Ratio of
                                                        October 31,         Per Share        Expenses
                                                          Except         Net Investment     to Average          Amount
                                                          as Noted           Income         Net Assets          Waived


         Class A                                            1998             $.051               .56%         $   --   (d)
                                                            1997              .050               .63              --
                                                            1996              .049               .67              7,102

         Class B                                            1998              .041              1.49              1,343(d)
                                                            1997              .036              2.14              5,492
                                                            1996              .029              3.94              6,140

         Class R                                            1998              .046              1.05              --   (d)
                                                            1997              .043              1.34              2,441
                                                            1996(i)           .030               .99              --

     The Manager ceased its waiver of expenses for Principal Cash Management Fund, Inc. on March 1, 1998.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f)  Management fee waivers apply to November 1, 1997 through February 28, 1998.

(g) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995.

(h) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

(i) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996.

                          SHAREHOLDER MEETING RESULTS

SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL BALANCED FUND, INC. HELD NOVEMBER 2, 1999

1.   Election of the Board of Directors.

                            For                Withheld

     Aschenbrenner        5,271,055            213,728
     Davis                5,269,985            214,798
     Eucher               5,274,538            210,245
     Ferguson             5,271,425            213,358
     Gilbert              5,276,821            207,962
     Griswell             5,273,784            210,999
     Kimball              5,276,601            208,182
     Lukavsky             5,269,981            214,802

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          5,254,622          51,626                178,535

3.   Amendment of Management Agreement to:
     A. Provide transfer agency services through a separate agreement.

          In Favor            Opposed               Abstain

         5,057,073           167,238               260,472

     B. Clarify changes to delegation provision.

          In Favor            Opposed               Abstain

          5,085,472           139,957               259,355

4.   Approval of changes to fundamental investment  restrictions  regarding:
     D. Diversification.

          In Favor       Opposed      Abstain   Broker Non-Votes

          4,988,251      114,869      224,371        157,293

SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL BLUE CHIP FUND, INC. HELD NOVEMBER 2, 1999

1.   Election of the Board of Directors.

                            For                Withheld

     Aschenbrenner        5,491,722            176,015
     Davis                5,476,935            190,802
     Eucher               5,491,753            175,984
     Ferguson             5,485,569            182,168
     Gilbert              5,493,469            174,267
     Griswell             5,482,708            185,029
     Kimball              5,494,956            172,781
     Lukavsky             5,484,844            182,893

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          5,454,234            89,018               124,485

3.   Amendment of Management Agreement to
     A. Provide transfer agency services through a separate agreement.

          In Favor            Opposed               Abstain

          5,154,224           246,290               267,223

     B. Clarify changes to delegation provision.

          In Favor            Opposed               Abstain

          5,201,060           202,369               264,308

     C. Modify management fee schedule.

          In Favor       Opposed      Abstain   Broker Non-Votes

          4,582,032      573,303      265,039        247,362

4.   Approval of changes to fundamental investment restrictions regarding:
     D. Diversification.

          In Favor       Opposed      Abstain   Broker Non-Votes

          5,026,053      203,681      190,640        247,362

SPECIAL MEETING OF SHAREHOLDERS  PRINCIPAL BOND FUND, INC. HELD NOVEMBER 2, 1999

1.   Election of the Board of Directors.

                             For               Withheld

     Aschenbrenner        9,368,123            263,608
     Davis                9,321,192            310,539
     Eucher               9,359,933            271,798
     Ferguson             9,327,347            304,384
     Gilbert              9,368,024            263,707
     Griswell             9,357,082            274,649
     Kimball              9,370,272            261,459
     Lukavsky             9,307,947            323,784

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          9,354,520           131,120               146,092

3.   Amendment of Management Agreement to:
     A. Provide transfer agency services through a separate agreement.

          In Favor            Opposed               Abstain

          8,947,669           336,921               347,140

     B. Clarify changes to delegation provision.

          In Favor            Opposed               Abstain

          9,020,320           284,091               327,320

4.   Approval of changes to fundamental investment restrictions regarding:
     D. Diversification.

          In Favor       Opposed      Abstain   Broker Non-Votes

          8,439,042      424,473      283,670        484,547

       SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL CAPITAL VALUE FUND, INC.
                              HELD NOVEMBER 2, 1999

1.   Election of the Board of Directors.

                            For                Withheld

     Aschenbrenner       12,538,898            238,010
     Davis               12,541,368            235,541
     Eucher              12,541,399            235,509
     Ferguson            12,545,240            231,668
     Gilbert             12,550,868            226,040
     Griswell            12,530,824            246,084
     Kimball             12,550,802            226,106
     Lukavsky            12,535,776            241,132

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

         12,475,417            92,974               208,517

3.   Amendment of Management Agreement to:
     A. Provide transfer agency services through a separate agreement.

          In Favor            Opposed               Abstain

         12,156,804           290,555               329,549

     B. Clarify changes to delegation provision.

          In Favor            Opposed               Abstain

         12,197,462           241,745               337,701

     C. Modify management fee schedule.

          In Favor       Opposed      Abstain   Broker Non-Votes

         11,137,907      816,480      339,395        483,125

4.   Approval of changes to fundamental investment restrictions regarding:
     A. Financial Futures and Options.

          In Favor       Opposed      Abstain   Broker Non-Votes

         11,585,937      378,819      329,028       483,12

     B. Short Sales.

          In Favor       Opposed      Abstain   Broker Non-Votes

         11,537,426      401,707      354,650        438,125

     C. Lending of Portfolio Securities.

          In Favor       Opposed      Abstain   Broker Non-Votes

         11,477,058      465,783      350,942        483,125

     D. Diversification.

          In Favor       Opposed      Abstain   Broker Non-Votes

         11,680,055      299,467      314,260        483,125

SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL CASH MANAGEMENT FUND, INC. HELD NOVEMBER 2, 1999

1.   Election of the Board of Directors.

                            For              Withheld

     Aschenbrenner      192,848,522         10,002,300
     Davis              193,216,893          9,633,929
     Eucher             192,566,960         10,283,862
     Ferguson           193,174,334          9,676,488
     Gilbert            193,348,777          9,502,045
     Griswell           191,727,467         11,123,355
     Kimball            193,331,074          9,519,748
     Lukavsky           193,303,022          9,547,800

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

         196,221,336         2,075,494             4,553,992

3.   Amendment of Management Agreement to:
     A. Provide transfer agency services through a separate agreement.

          In Favor            Opposed               Abstain

        186,757,557          8,468,121             7,625,144

     B. Clarify changes to delegation provision.

          In Favor            Opposed               Abstain

        188,128,792          6,751,715             7,970,315

4.   Approval of changes to fundamental investment restrictions regarding:
     C. Lending of Portfolio Securities.

          In Favor       Opposed      Abstain   Broker Non-Votes

        176,524,883    18,045,626    7,729,898      550,414


SPECIAL MEETING OF SHAREHOLDERS  PRINCIPAL  GOVERNMENT  SECURITIES  INCOME FUND,
INC.
                              HELD NOVEMBER 2, 1999

1.   Election of the Board of Directors.

                            For                Withheld

     Aschenbrenner       12,904,043            992,242
     Davis               12,849,981          1,046,304
     Eucher              12,894,729          1,001,556
     Ferguson            12,856,289          1,039,997
     Gilbert             12,906,769            989,516
     Griswell            12,899,717            996,568
     Kimball             12,901,454            994,831
     Lukavsky            12,868,475          1,027,810

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

         13,335,158           156,875               404,253

3.   Amendment of Management Agreement to:
     A. Provide transfer agency services through a separate agreement.

          In Favor            Opposed               Abstain

         12,689,082           587,133               620,070

     B. Clarify changes to delegation provision.

          In Favor            Opposed               Abstain

         12,795,785           496,146               604,354


SPECIAL  MEETING OF  SHAREHOLDERS  PRINCIPAL  GROWTH FUND, INC. HELD NOVEMBER 9,
1999

1.   Election of the Board of Directors.

                            For                Withheld

     Aschenbrenner        4,734,297            165,183
     Davis                4,730,017            169,464
     Eucher               4,733,147            166,333
     Ferguson             4,734,388            165,092
     Gilbert              4,737,229            162,251
     Griswell             4,730,023            169,457
     Kimball              4,739,000            160,481
     Lukavsky             4,734,309            165,172

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          4,707,799            64,548               127,133

3.   Amendment of Management Agreement to:
     A. Provide transfer agency services through a separate agreement.

          In Favor            Opposed               Abstain

          4,463,874           219,803               215,804

     B. Clarify changes to delegation provision.

          In Favor            Opposed               Abstain

          4,514,314           170,733               214,433

     C. Modify management fee schedule.

          In Favor       Opposed      Abstain   Broker Non-Votes

          3,876,803      532,210      215,844        274,624

4.   Approval of changes to fundamental investment restrictions regarding:
     A. Financial Futures and Options.

          In Favor       Opposed      Abstain   Broker Non-Votes

          4,164,379      239,293      221,184        274,624

     B. Short Sales.

          In Favor       Opposed      Abstain   Broker Non-Votes

          4,140,096      257,257      227,504        274,624

     C. Lending of Portfolio Securities.

          In Favor       Opposed      Abstain   Broker Non-Votes

          4,126,324      268,548      229,984        274,624

     D. Diversification.

          In Favor       Opposed      Abstain   Broker Non-Votes

          4,247,628      166,066      211,162        274,624

SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL HIGH YIELD FUND, INC. HELD NOVEMBER 2, 1999

1.   Election of the Board of Directors.

                            For                Withheld

     Aschenbrenner        3,148,861             72,503
     Davis                3,143,628             77,736
     Eucher               3,149,059             72,305
     Ferguson             3,156,178             65,186
     Gilbert              3,157,407             63,957
     Griswell             3,147,515             73,850
     Kimball              3,157,407             63,957
     Lukavsky             3,145,565             75,800

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          3,120,574           36,881                63,910

3.   Amendment of Management Agreement to:
     A. Provide transfer agency services through a separate agreement.

          In Favor            Opposed               Abstain

          3,048,114           101,280                71,970

     B. Clarify changes to delegation provision.

          In Favor            Opposed               Abstain

          3,062,425            86,483                72,456

4.   Approval of changes to fundamental investment restrictions regarding:
     D. Diversification.

          In Favor       Opposed      Abstain   Broker Non-Votes

          2,670,612       96,748       58,721       395,283

SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
                              HELD NOVEMBER 2, 1999

1.   Election of the Board of Directors.

                            For                Withheld

     Aschenbrenner        1,570,455             14,173
     Davis                1,570,947             13,681
     Eucher               1,570,947             13,681
     Ferguson             1,570,821             13,807
     Gilbert              1,569,686             14,942
     Griswell             1,567,279             17,349
     Kimball              1,570,827             13,801
     Lukavsky             1,570,732             13,896

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          1,570,671            6,679                 7,278

3.   Amendment of Management Agreement to:
     A. Provide transfer agency services through a separate agreement.

          In Favor            Opposed               Abstain

          1,548,635            16,328                19,665

     B. Clarify changes to delegation provision.

          In Favor            Opposed               Abstain

          1,551,551            13,982                19,095


       SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL INTERNATIONAL FUND, INC.
                              HELD NOVEMBER 2, 1999
1.   Election of the Board of Directors.

                            For                Withheld

     Aschenbrenner       21,798,119            489,340
     Davis               21,780,958            506,501
     Eucher              21,799,246            488,213
     Ferguson            21,799,766            487,692
     Gilbert             21,806,329            481,129
     Griswell            21,779,538            507,921
     Kimball             21,813,889            473,569
     Lukavsky            21,781,880            505,578

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

         21,777,175           182,686               327,597

3.   Amendment of Management Agreement to:
     A. Provide transfer agency services through a separate agreement.

          In Favor            Opposed               Abstain

         21,192,363           607,960               487,136

     B. Clarify changes to delegation provision.

          In Favor            Opposed               Abstain

         21,286,955           514,114               486,390

     C. Modify management fee schedule.

          In Favor       Opposed      Abstain   Broker Non-Votes

         18,734,826     1,452,816     500,568      1,599,249

4.   Approval of changes to fundamental investment restrictions regarding:
     D. Diversification.

          In Favor       Opposed      Abstain   Broker Non-Votes

         19,765,528      495,696      426,985      1,599,249

   SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
                              HELD NOVEMBER 2, 1999
1.   Election of the Board of Directors.

                            For                Withheld

     Aschenbrenner        1,644,154             17,603
     Davis                1,644,602             17,155
     Eucher               1,644,387             17,370
     Ferguson             1,644,485             17,273
     Gilbert              1,644,600             17,158
     Griswell             1,642,275             19,483
     Kimball              1,643,970             17,787
     Lukavsky             1,644,325             17,432

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          1,650,019             6,067                 5,671

3.   Amendment of Management Agreement to:
     A. Provide transfer agency services through a separate agreement.

          In Favor            Opposed               Abstain

          1,634,641            12,187                14,930

     B. Clarify changes to delegation provision.

          In Favor            Opposed               Abstain

          1,633,760            11,009                16,989


     SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL LIMITED TERM BOND FUND, INC.
                              HELD NOVEMBER 2, 1999
1.   Election of the Board of Directors.

                            For                Withheld

     Aschenbrenner        2,054,333             35,432
     Davis                2,054,333             35,432
     Eucher               2,054,333             35,432
     Ferguson             2,054,631             35,135
     Gilbert              2,054,333             35,432
     Griswell             2,054,333             35,432
     Kimball              2,054,333             35,432
     Lukavsky             2,054,333             35,432

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          2,060,164            17,198               12,404

3.   Amendment of Management Agreement to:
     A. Provide transfer agency services through a separate agreement.

          In Favor            Opposed               Abstain

          2,013,069            47,205                29,492

     B. Clarify changes to delegation provision.

          In Favor            Opposed               Abstain

          2,015,502            41,515                32,749

4.   Approval of changes to fundamental investment restrictions regarding:
     D. Diversification.

          In Favor       Opposed      Abstain   Broker Non-Votes

          1,946,701       33,550      36,837        72,677

SPECIAL MEETING OF  SHAREHOLDERS  PRINCIPAL  MIDCAP FUND, INC. HELD DECEMBER 10,
1999

1.  Election of the Board of Directors.

                            For                Withheld

     Aschenbrenner        4,745,279            198,657
     Davis                4,746,303            197,633
     Eucher               4,748,312            195,624
     Ferguson             4,748,676            195,261
     Gilbert              4,748,696            195,240
     Griswell             4,739,764            204,173
     Kimball              4,750,508            193,429
     Lukavsky             4,742,194            201,742

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          4,696,288           102,941               144,707

3.   Amendment of Management Agreement to:
     A. Provide transfer agency services through a separate agreement.

          In Favor            Opposed               Abstain

          4,478,868           236,297               228,771

     B. Clarify changes to delegation provision.

          In Favor            Opposed               Abstain

          4,526,140           148,427               219,370

4.   Approval of changes to fundamental investment restrictions regarding:
     D. Diversification.

          In Favor       Opposed      Abstain   Broker Non-Votes

          4,185,183      164,986      196,538       397,229

SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL REAL ESTATE FUND, INC. HELD NOVEMBER 2, 1999

1.  Election of the Board of Directors.

                            For                Withheld

     Aschenbrenner        1,247,884              6,195
     Davis                1,248,708              5,371
     Eucher               1,248,383              5,696
     Ferguson             1,248,556              5,523
     Gilbert              1,247,545              6,534
     Griswell             1,248,556              5,523
     Kimball              1,248,556              5,523
     Lukavsky             1,248,556              5,523

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          1,250,973             621                  2,485

3.   Amendment of Management Agreement to:
     A. Provide transfer agency services through a separate agreement.

          In Favor            Opposed               Abstain

          1,244,056            7,417                 2,605

     B. Clarify changes to delegation provision.

          In Favor            Opposed               Abstain

          1,245,589            6,147                 2,343

4.   Approval of changes to fundamental investment restrictions regarding:
     D. Diversification.

          In Favor       Opposed      Abstain   Broker Non-Votes

          1,231,109        4,555        2,244          16,171

SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL SMALLCAP FUND, INC. HELD NOVEMBER 2, 1999

1.   Election of the Board of Directors.

                            For                Withheld

     Aschenbrenner        2,870,563             56,009
     Davis                2,869,920             56,652
     Eucher               2,870,713             55,859
     Ferguson             2,868,226             58,346
     Gilbert              2,867,356             59,216
     Griswell             2,868,734             57,838
     Kimball              2,868,585             57,987
     Lukavsky             2,866,708             59,864

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          2,871,127            27,015                28,430

3.   Amendment of Management Agreement to:
     A. Provide transfer agency services through a separate agreement.

          In Favor            Opposed               Abstain

          2,794,222            83,685                48,665

     B. Clarify changes to delegation provision.

          In Favor            Opposed               Abstain

          2,811,143            62,346                53,083

4.   Approval of changes to fundamental investment restrictions regarding:
     D. Diversification.

          In Favor       Opposed      Abstain   Broker Non-Votes

          2,740,528       55,755       31,905         98,384

      SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL TAX-EXEMPT BOND FUND, INC.
                              HELD NOVEMBER 2, 1999

1.  Election of the Board of Directors.

                            For                Withheld

     Aschenbrenner       10,686,110            225,267
     Davis               10,667,063            244,314
     Eucher              10,704,515            206,862
     Ferguson            10,669,283            242,094
     Gilbert             10,700,345            211,032
     Griswell            10,698,489            212,887
     Kimball             10,702,906            208,471
     Lukavsky            10,612,570            298,806

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

         10,717,493            49,089               144,794

3.   Amendment of Management Agreement to:
     A. Provide transfer agency services through a separate agreement.

          In Favor            Opposed               Abstain

         10,198,577           301,115               411,685

     B. Clarify changes to delegation provision.

          In Favor            Opposed               Abstain

         10,192,476           224,387               494,514

4.   Approval of changes to fundamental investment restrictions regarding:
     D. Diversification.

          In Favor       Opposed      Abstain   Broker Non-Votes

          9,291,661      390,983      264,948         963,784

         SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL UTILITIES FUND, INC.
                              HELD NOVEMBER 2, 1999

1.   Election of the Board of Directors.

                            For                Withheld

     Aschenbrenner        3,673,542             98,956
     Davis                3,675,446             97,051
     Eucher               3,672,972             99,525
     Ferguson             3,672,579             99,918
     Gilbert              3,675,660             96,838
     Griswell             3,673,292             99,205
     Kimball              3,675,028             97,469
     Lukavsky             3,669,360            103,137

2. Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          3,658,722            48,302                65,474

3.   Amendment of Management Agreement to:
     A. Provide transfer agency services through a separate agreement.

          In Favor            Opposed               Abstain

          3,502,271           122,505               147,721

     B. Clarify changes to delegation provision.

          In Favor            Opposed               Abstain

          3,523,700           101,369               147,429

4.   Approval of changes to fundamental investment restrictions regarding:
     D. Diversification.

          In Favor       Opposed      Abstain   Broker Non-Votes

          3,092,608      145,798      102,821         431,270

PRINCIPAL MUTUAL FUNDS

The Principal Mutual Funds provide a choice of investment objectives through Domestic Growth Funds, International Growth Funds, Income Funds and a Money Market Fund. More complete information about any of the Funds, including charges and expenses, is provided in the Funds' prospectus. A free copy is available from Princor Financial Services Corporation, The Principal Financial Group, Des Moines, Iowa 50392-0200 (telephone 1-800-247-4123). Please read it carefully before you invest or send money.

                                             Investment Objective
DOMESTIC GROWTH FUNDS

  Principal Balanced Fund          To seek  the  generation  of a
                                   total return consisting of current income and
                                   capital     appreciation    while    assuming
                                   reasonable   risks  in  furtherance  of  this
                                   objective.

  Principal Blue Chip Fund         To seek  growth of capital and
                                   growth of income by  investing  primarily  in
                                   common    stocks    of   well    capitalized,
                                   established companies.

  Principal Capital Value Fund     To seek long-term  capital
                                   appreciation and a secondary objective of growth of investment income.

 Principal Growth Fund             To seek  growth of capital  with
                                   realization of current income incidental to the objective of growth of capital.

  Principal LargeCap Stock         To seek long-term  growth
  Index Fund                       of capital by investing in widely held common
                                   stocks representing industrial, financial, utilities and transportation companies.

  Principal MidCap Fund            To seek capital  appreciation  by
                                   investing primarily in securities of emerging and other growth-oriented companies.

  Principal Partners Aggressive    To seek long-term capital appreciation  from
  Growth Fund                      a portfolio  of  primarily equity securities.

  Principal Partners LargeCap      To seek long-term growth of
  Growth Fund                      capital  by  investing  primarily  in  common
                                   stocks of larger  capitalization
                                   domestic companies.

  Principal Partners MidCap        To seek long-term  growth of
  Growth Fund                      capital  by  investing  primarily  in  medium
                                   capitalization  U.S.  companies
                                   with strong earnings growth potential.


  Principal Real Estate Fund       To seek the  generation  of
                                   total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

  Principal SmallCap Fund          To seek  long-term  growth  of
                                   capital by investing primarily in equity securities of companies with comparatively smaller market capitalizations.

  Principal Utilities Fund         To seek  current  income  and
                                   long-term  growth of income  and  capital  by
                                   investing   primarily  in  equity  and  fixed
                                   income securities of companies in the public utilities industry.

INTERNATIONAL GROWTH FUNDS

  Principal International          To seek  long-term  growth  of
  Emerging  Markets Fund           capital  by  investing  primarily  in  equity
                                   securities  of  issuers in
                                   emerging market countries.

  Principal International Fund     To seek long-term  growth
                                   of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

  Principal International          To seek  long-term  growth  of
  SmallCap Fund                    capital  by  investing  primarily  in  equity
                                   securities of non-United States
                                   companies with comparatively smaller market capitalizations.


INCOME FUNDS

  Principal Bond Fund              To seek as high a level of  income
                                   as is consistent with preservation of capital and prudent investment risk.

  Principal Government             To seek a high  level of  current
  Securities Income Fund           income,  liquidity  and safety of  principal.

  Principal High Yield Fund        To seek high current  income. Capital growth
                                   is a secondary objective when consistent with seeking high current income.

  Principal Limited Term           To seek a high level of current income
  Bond Fund                        consistent  with  a  relatively  high
                                   level of  principal  stability  by
                                   investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

  Principal Tax-Exempt Bond Fund   To seek as high a level of current
                                   income exempt from federal taxation as is consistent with preservation of capital.

MONEY MARKET FUND

  Principal Cash Management Fund   To seek  as  high a  level  of  current
                                   income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.